Exhibit 10.33

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 31st day of January, 2020 (the “Effective Date”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Facility Administrator (the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders party to the Credit Agreement (defined below) (together with the Borrower, the Administrative Agent, the Lenders and the Facility Administrator, the “Parties”), and amends that certain Credit Agreement, dated as of September 6, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, and as further amended by that certain Consent and Second Amendment to Credit Agreement dated as of December 31, 2019 (as may be further amended, modified, restated, supplemented or extended prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto, Wells Fargo Bank, National Association, in its capacity as Paying Agent, and U.S. Bank National Association, in its capacity as Verification Agent. Capitalized terms used herein have the meanings set forth in the Credit Agreement.
RECITALS
WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Sections 1 and 2 hereof.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Effective Date Amendments to the Credit Agreement.
(i)    On the Effective Date, the Credit Agreement in effect immediately prior to the date hereof is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as set forth on Exhibit A hereto.
(ii)    On the Effective Date, Exhibit J to the Credit Agreement is hereby replaced in its entirety with Exhibit B hereto.
2.TEP II Payoff Date Amendments to the Credit Agreement. Upon the repayment in full of the Obligations (under and as defined in the TEP II Credit Agreement), other than contingent obligations which by their express terms survive termination of the TEP II Transaction Documents and for which no claim has yet been made, the Credit Agreement in effect immediately prior to such repayment is hereby further amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double underlined text

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(indicated in the same manner as the following example: underlined text) as set forth on Exhibit C hereto.
3.Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:
(i)this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);
(ii)the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;
(iii)it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and
(iv)the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof.
Each of the Borrower and the Facility Administrator represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default, Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.
4.Effect of Amendment. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Amendment is a Transaction Document.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

5.No Release or Novation; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Transaction Documents, as amended by this Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
6.Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the execution of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.
7.Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
8.Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (Non-Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.
9.Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e‑mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	_/s/ Robert Lane___________________
Name: Robert Lane
Title: Executive Vice President, Chief
Financial Officer

SUNNOVA TE MANAGEMENT, LLC

By:	_/s/ Robert Lane___________________
Name: Robert Lane
Title: Executive Vice President, Chief
Financial Officer

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent and as a Funding Agent

By:	_/s/ Patrick Duggan___________________
Name: Patrick Duggan
Title: Vice President

By:	_/s/ Jeffrey Traola ___________________
Name: Jeffrey Traola
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	_/s/ Patrick Duggan___________________
Name: Patrick Duggan
Title: Authorized Signatory

By:	_/s/ Jeffrey Traola ___________________
Name: Jeffrey Traola
Title: Authorized Signatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

MOUNTCLIFF FUNDING LLC, AS A CONDUIT LENDER

By:	_/s/ Josh Borg ___________________
Name: Josh Borg
Title: Authorized Signatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A

Effective Date Amendments

[see attached]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT A
FINAL VERSION

CREDIT AGREEMENT
dated as of September 6, 2019
among
SUNNOVA TEP HOLDINGS, LLC,
as Borrower
SUNNOVA TE MANAGEMENT, LLC,
as Facility Administrator
CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent for the financial institutions
that may from time to time become parties hereto as Lenders
LENDERS
from time to time party hereto
FUNDING AGENTS
from time to time party hereto
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Paying Agent
and
U.S. BANK NATIONAL ASSOCIATION,
as Verification Agent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

TABLE OF CONTENTS
SECTION    HEADING    PAGE

ARTICLE I	CERTAIN DEFINITIONS 1

Section 1.1.	Certain Definitions 1

Section 1.2.	Computation of Time Periods 1

Section 1.3.	Construction 1

Section 1.4.	Accounting Terms 2

ARTICLE II	AMOUNTS AND TERMS OF THE ADVANCES 2

Section 2.1.	Establishment of the Credit Facility 2

Section 2.2.	The Advances 2

Section 2.3.	Use of Proceeds 3

Section 2.4.	Making the Advances 3

Section 2.5.	Fees 6

Section 2.6.	Reduction/Increase of the Commitments 6

Section 2.7.	Repayment of the Advances 7

Section 2.8.	Certain Prepayments 13

Section 2.9.	Mandatory Prepayments of Advances 14

Section 2.10.	[Reserved] 14

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Section 2.11.	Interest 14

Section 2.12.	Breakage Costs; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications 14

Section 2.13.	Payments and Computations 16

Section 2.14.	Payment on Non‑Business Days 16

Section 2.15.	[Reserved] 16

Section 2.16.	Extension of the Scheduled Commitment Termination Date 17

Section 2.17.	Taxes 17

Section 2.18.	Request for Borrowing Exceeding Aggregate Commitment 21

ARTICLE III	CONDITIONS OF LENDING AND CLOSING 22

Section 3.1.	Conditions Precedent to Closing 22

Section 3.2.	Conditions Precedent to the Advances 25

Section 3.3.	Conditions Precedent to Acquisition of Additional Managing Members ~~26~~27

ARTICLE IV	REPRESENTATIONS AND WARRANTIES 27

Section 4.1.	Representations and Warranties of the Borrower 27

ARTICLE V	COVENANTS ~~31~~32

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 5.1.	Affirmative Covenants ~~31~~32

Section 5.2.	Negative Covenants ~~42~~43

Section 5.3.	Covenants Regarding the Solar Asset Owner Membership Interests ~~46~~47

ARTICLE VI	EVENTS OF DEFAULT ~~48~~49

Section 6.1.	Events of Default ~~48~~49

Section 6.2.	Remedies ~~50~~51

Section 6.3.	Class B Lender Purchase Option ~~51~~52

Section 6.4.	Sale of Collateral 53

ARTICLE VII	THE ADMINISTRATIVE AGENT AND FUNDING AGENTS ~~53~~54

Section 7.1.	Appointment; Nature of Relationship ~~53~~54

Section 7.2.	Powers ~~54~~55

Section 7.3.	General Immunity ~~54~~55

Section 7.4.	No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. ~~54~~55

Section 7.5.	Action on Instructions of Lenders 55

Section 7.6.	Employment of Administrative Agents and Counsel ~~55~~56

Section 7.7.	Reliance on Documents; Counsel ~~55~~56

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.8.	The Administrative Agent’s Reimbursement and Indemnification ~~55~~56

Section 7.9.	Rights as a Lender 56

Section 7.10.	Lender Credit Decision ~~56~~57

Section 7.11.	Successor Administrative Agent ~~56~~57

Section 7.12.	Transaction Documents; Further Assurances 57

Section 7.13.	Collateral Review ~~57~~58

Section 7.14.	Funding Agent Appointment; Nature of Relationship ~~57~~58

Section 7.15.	Funding Agent Powers 58

Section 7.16.	Funding Agent General Immunity ~~58~~59

Section 7.17.	Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. ~~58~~59

Section 7.18.	Funding Agent Action on Instructions of Lenders ~~58~~59

Section 7.19.	Funding Agent Employment of Administrative Agents and Counsel 59

Section 7.20.	Funding Agent Reliance on Documents; Counsel ~~59~~60

Section 7.21.	Funding Agent’s Reimbursement and Indemnification ~~59~~60

Section 7.22.	Funding Agent Rights as a Lender ~~59~~60

Section 7.23.	Funding Agent Lender Credit Decision 60

Section 7.24.	Funding Agent Successor Funding Agent ~~60~~61

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.25.	Funding Agent Transaction Documents; Further Assurances ~~60~~61

ARTICLE VIII	ADMINISTRATION AND SERVICING OF THE COLLATERAL ~~60~~61

Section 8.1.	Facility Administration Agreement ~~60~~61

Section 8.2.	Accounts 63

Section 8.3.	Adjustments 73

ARTICLE IX	THE PAYING AGENT ~~73~~74

Section 9.1.	Appointment ~~73~~74

Section 9.2.	Representations and Warranties ~~73~~74

Section 9.3.	Limitation of Liability of the Paying Agent 74

Section 9.4.	Certain Matters Affecting the Paying Agent ~~74~~75

Section 9.5.	Indemnification 80

Section 9.6.	Successor Paying Agent ~~80~~81

ARTICLE X	MISCELLANEOUS ~~81~~82

Section 10.1.	Survival ~~81~~82

Section 10.2.	Amendments, Etc. ~~81~~82

Section 10.3.	Notices, Etc. ~~82~~83

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 10.4.	No Waiver; Remedies ~~82~~83

Section 10.5.	Indemnification 83

Section 10.6.	Costs, Expenses and Taxes ~~83~~84

Section 10.7.	Right of Set‑off; Ratable Payments; Relations Among Lenders ~~84~~85

Section 10.8.	Binding Effect; Assignment ~~85~~86

Section 10.9.	GOVERNING LAW ~~87~~88

Section 10.10.	Jurisdiction 88

Section 10.11.	Waiver of Jury Trial ~~88~~89

Section 10.12.	Section Headings ~~88~~89

Section 10.13.	Tax Characterization ~~88~~89

Section 10.14.	Execution ~~88~~89

Section 10.15.	Limitations on Liability ~~88~~89

Section 10.16.	Confidentiality 89

Section 10.17.	Limited Recourse ~~90~~91

Section 10.18.	Customer Identification ‑ USA Patriot Act Notice ~~90~~91

Section 10.19.	Paying Agent Compliance with Applicable Anti‑Terrorism and Anti‑Money Laundering Regulations ~~91~~92

Section 10.20.	Non‑Petition ~~91~~92

Section 10.21.	No Recourse ~~91~~92

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 10.22.	[Reserved] ~~91~~92

Section 10.23.	Additional Paying Agent Provisions ~~91~~92

Section 10.24.	Acknowledgement Regarding Any Supported QFCs 92

SCHEDULE I	— Eligibility Criteria

SCHEDULE II
—    The Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account, the Borrower’s Account and the TEP Collateral Account

SCHEDULE III	— [Reserved]

SCHEDULE IV	— Scheduled Hedged SREC Payments

SCHEDULE V	— Scheduled Host Customer Payments

SCHEDULE VI	— Scheduled PBI Payments

SCHEDULE VII	— Scheduled Managing Member Distributions

SCHEDULE VIII	— Tax Equity Financing Documents

SCHEDULE IX	— SAP Financing Documents

SCHEDULE X	— SAP NTP Financing Documents

EXHIBIT A	— Defined Terms

EXHIBIT B‑1	— Form of Borrowing Base Certificate

EXHIBIT B‑2	— Form of Notice of Borrowing

EXHIBIT C	— [Reserved]

EXHIBIT D-1	— Form of Class A Loan Note

EXHIBIT D-2	— Form of Class B Loan Note

EXHIBIT E	— Commitments

EXHIBIT F	— Form of Assignment Agreement

EXHIBIT G	— Form of Solar Service Agreement

EXHIBIT H	— Form of Notice of Delayed Funding

EXHIBIT I	— Delayed Funding Notice

EXHIBIT J	— Form of Underwriting and Reassignment Credit Policy

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT AGREEMENT
THIS CREDIT AGREEMENT (this “Agreement”) is entered into as of September 6, 2019, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, CREDIT SUISSE AG, NEW YORK BRANCH (“CSNY”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Paying Agent (as defined below), and U.S. BANK NATIONAL ASSOCIATION, as Verification Agent (as defined below).

RECITALS

WHEREAS, the Borrower has requested that the Lenders provide loans to Borrower in connection with its ownership interest in the Solar Asset Owner Member Interests; and

WHEREAS, the Lenders are willing to provide such loans upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1.    Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.

Section 1.2.    Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.” Any references to completing an action on a non-Business Day (including any payments), shall be automatically extended to the next Business Day

Section 1.3.    Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re‑enacted or expressly replaced and (G) “or” is not exclusive. References to “Managing Member” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise. “References to “Manager” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise.

Section 1.4.    Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein.

ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES

Section 2.1.    Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Administrative Agent and the Lenders agreed to establish the credit facility set forth in this Agreement for the benefit of the Borrower.

Section 2.2.    The Advances. (A) Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class A Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class A Advance”) to the Borrower, from time to time during the Availability Period, in an amount, for each Class A Lender Group, equal to its Class A Lender Group Percentage of the aggregate Class A Advances requested by the Borrower pursuant to Section 2.4; provided that the Class A Advances made by any Class A Lender Group shall not exceed its Class A Lender Group Percentage of the lesser of (i) the Class A Aggregate Commitment effective at such time and (ii) the Class A Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class A Lender Group shall be deemed to have satisfied its obligation to make a Class A Advance hereunder (solely with respect to such Class A Advance) to the extent any Conduit Lender in such Lender Group funds such Class A Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class A Advance in its sole discretion.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(B)    Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class B Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class B Advance”) to the Borrower, from time to time during the Availability Period, in an amount, for each Class B Lender Group, equal to its Class B Lender Group Percentage of the aggregate Class B Advances requested by the Borrower pursuant to Section 2.4; provided that the Class B Advances made by any Class B Lender Group shall not exceed its Class B Lender Group Percentage of the lesser of (i) the Class B Aggregate Commitment effective at such time and (ii) the Class B Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class B Lender Group shall be deemed to have satisfied its obligation to make a Class B Advance hereunder (solely with respect to such Class B Advance) to the extent any Conduit Lender in such Lender Group funds such Class B Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class B Advance in its sole discretion.

Section 2.3.    Use of Proceeds. Proceeds of the Advances shall only be used by the Borrower to (i) purchase Solar Assets and/or Solar Asset Owner Member Interests from the Seller under the Sale and Contribution Agreement, (ii)  make deposits into the Liquidity Reserve Account (up to the Liquidity Reserve Account Required Balance), (iii) make deposits into the Supplemental Reserve Account (up to the Supplemental Reserve Account Required Balance), (iv) make distributions to the Parent and (v) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.

Section 2.4.    Making the Advances. (A) Except as otherwise provided herein, the Borrower may request that the Lenders make Advances to the Borrower by the delivery to the Administrative Agent, each Funding Agent, the Paying Agent and, so long as it remains a Lender hereunder, the CS Conduit Lender, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the proposed Funding Date of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (each such notice, a “Notice of Borrowing”) together with a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Borrower. Any Notice of Borrowing or Borrowing Base Certificate received by the Administrative Agent, the Funding Agents and the Paying Agent after the time specified in the immediately preceding sentence shall be deemed to have been received by the Administrative Agent, the Funding Agents and the Paying Agent on the next Business Day, and to the extent that results in the proposed Funding Date being earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Funding Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Funding Date of such Advance specified in such Notice of Borrowing. The proposed Funding Date specified in a Notice of Borrowing shall be no earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable. The aggregate principal amount of the Class A Advance and Class B Advance requested by the Borrower for any Funding Date shall not be less than the lesser of (x) $1,000,000 and (y) the remaining amount necessary in order for the Borrower to fully utilize all available Commitments. If the Administrative Agent delivers a written notice (including by electronic mail) to the Borrower contesting the Borrower’s calculations or any statement within such Notice of Borrowing, it shall promptly inform

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Borrower. The Borrower may then deliver an amended Notice of Borrowing to the Administrative Agent, the Funding Agents and the Paying Agent or, by written notice, rescind the Notice of Borrowing.

(B)     The Notice of Borrowing shall specify (i) the aggregate amount of Class A Advances requested together with the allocated amount of Class A Advances to be paid by each Class A Lender Group based on its respective Class A Lender Group Percentage, (ii) the aggregate amount of Class B Advances requested together with the allocated amount of Class B Advances to be paid by each Class B Lender Group based on its respective Class B Lender Group Percentage and (iii) the Funding Date; provided that the amount of Class A Advances to Class B Advances requested shall be determined on a pro rata basis based on the Class A Aggregate Commitment and Class B Aggregate Commitment as of the proposed Funding Date.

(C)    With respect to the Advances to be made on the Closing Date, each Lender shall pay the amount of its Advance by wire transfer of such funds to the Borrower’s Account no later than 4:00 P.M. (New York City time) on the Closing Date.

(D)     With respect to the Advances to be made on any Funding Date, other than the initial Advance to be made on the Closing Date, upon a determination by the Administrative Agent that all conditions precedent to the Advances to be made on such Funding Date set forth in Article III have been satisfied or otherwise waived, each Lender shall fund the amount of its Advance by wire transfer of such funds in accordance with the Borrower’s written instructions initiated no later than 2:00 P.M. (New York City time) on such Funding Date.

(E)    Notwithstanding the foregoing, if any Non-Conduit Lender who shall have previously notified the Borrower in writing, in substantially the form of Exhibit H hereto, that it has incurred any external cost, fee or expense directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitment hereunder or any liquidity agreement between such Non-Conduit Lender and the Conduit Lender, or its interest in the Advances, such Non-Conduit Lender may, upon receipt of a Notice of Borrowing pursuant to Section 2.4(A), notify the Borrower in writing by 5:00 P.M. (New York City time) two (2) Business Days prior to the Funding Date specified in such Notice of Borrowing, in substantially the form of Exhibit I hereto (a “Delayed Funding Notice”), of its intent to fund (or, if applicable and if such Conduit Lender so agrees in its sole discretion, have its Conduit Lender, if applicable, fund all or part of) its allocated amount of the related Advance in an amount that would, if combined with all other requested Advances within the past thirty-five (35) days, exceed $20,000,000 (such amount, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the date of delivery of such Non-Conduit Lender of such Delayed Funding Notice (the “Delayed Funding Date”) rather than on the date specified in such Notice of Borrowing. If any Non-Conduit Lender provides a Delayed Funding Notice to the Borrower following the delivery by the Borrower of a Notice of Borrowing, the Borrower may revoke such Notice of Borrowing by delivering written notice of the same to the Administrative Agent and the Funding Agents by 12:00 P.M. (New York city time) on the Business Day preceding the related Funding Date. No Non-Conduit Lender that has provided a Delayed Funding Notice in respect of an Advance (a “Delayed Funding Lender”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to Section 2.4(D) hereunder unless and until it has failed to fund the Delayed Amount on or before the Delayed

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Funding Date. A Delayed Funding Lender is not obliged to fund until thirty-five (35) days have elapsed since the funding request. For the avoidance of doubt, a Delayed Funding Lender shall be required to fund its Delayed Amount regardless of the occurrence of an Amortization Event, Event of Default, Potential Amortization Event or Potential Default which occurs during the period from and including the related Funding Date to and including the related Delayed Funding Date, unless such Amortization Event, Event of Default, Potential Amortization Event or Potential Default relates to an Insolvency Event with respect to the Borrower.

(F)    If (i) one or more Delayed Funding Lenders provide a Delayed Funding Notice to the Borrower in respect of a Notice of Borrowing and (ii) the Borrower shall not have revoked the Notice of Borrowing prior to the Business Day preceding such Funding Date, the Administrative Agent shall, by no later than 12:00 P.M. (New York City time) on the Business Day preceding such Funding Date, direct each Lender Group and each Non-Conduit Lender that is not a Delayed Funding Lender with respect to such Funding Date (each a “Non-Delayed Funding Lender”) to fund an additional portion of such Advance on such Funding Date equal to such Non-Delayed Funding Lender’s proportionate share (based upon such Non-Delayed Funding Lender’s Commitment relative to the sum of the Commitments of all Non-Delayed Funding Lenders) of the aggregate Delayed Amounts with respect to such Funding Date; provided, that in no event shall a Non-Delayed Funding Lender be required to fund any amounts in excess of its Commitment. Subject to Section 2.4(D), in the case of a Non-Delayed Funding Lender that is a Non-Conduit Lender, such Non-Conduit Lender hereby agrees, or, in the case of a Non-Delayed Funding Lender that is a Lender Group, the Conduit Lender in such Lender Group may agree, in its sole discretion, and the Non-Conduit Lenders in such Lender Group hereby agree, to fund such portion of the Advance on such Funding Date.

(G)    After the Non-Delayed Funding Lenders fund a Delayed Amount on any Funding Date in accordance with Section 2.4(F), the Delayed Funding Lender in respect of such Delayed Amount will be obligated to fund an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal distribution amount paid to such Non-Delayed Funding Lenders pursuant to Section 2.7 or any decrease to the outstanding principal balance made in accordance with Section 2.8, on any date during the period from and including such Funding Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Lender on such Funding Date (the “Delayed Funding Reimbursement Amount”) with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the Borrower would be able to satisfy the conditions set forth in Section 3.2(A) to an Advance, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. Such Delayed Funding Lender shall fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying such amount to the Administrative Agent in immediately available funds, and the Administrative Agent shall distribute such funds to each such Non-Delayed Funding Lender, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Lender on such Funding Date pursuant to Section 2.4(F).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.5.    Fees.

(A)    Facility Administrator Fee. Subject to the terms and conditions of the Facility Administration Agreement, the Borrower shall pay the Facility Administrator Fee to the initial Facility Administrator and after the resignation or replacement of the initial Facility Administrator, the Borrower shall pay the Facility Administrator Fee to a Successor Facility Administrator appointed in accordance with the Facility Administration Agreement.

(B)    Verification Agent Fee. Subject to the terms and conditions of the Verification Agent Agreement, the Borrower shall pay to the Verification Agent the Verification Agent Fee.

(C)    Paying Agent Fee. Subject to the terms and conditions of the Paying Agent Fee Letter, the Borrower shall pay to the Paying Agent the Paying Agent Fee.

(D)    Unused Line Fees. Solely during the Availability Period, the Borrower agrees to pay to each Funding Agent, for the benefit of the Non-Conduit Lender in its Lender Group and as consideration for the Commitment of such Non-Conduit Lender in such Lender Group unused line fees in Dollars (the “Unused Line Fee”) for the period from the Closing Date to the last day of the Availability Period, computed as (a) the Unused Line Fee Percentage multiplied by (b) the average Unused Portion of the Commitments with respect to such Lender Group during a calendar quarter. Accrued Unused Line Fees shall be due and payable in arrears (from available Collections as set forth and in the order of priority established pursuant to Section 2.7) on the Payment Date immediately following the last day of the applicable calendar quarter for which such fee was calculated and on the last day of the Availability Period.

(E)    Payment of Fees. The fees set forth in Section 2.5(A), (B), (C) and (D) shall be payable on each Payment Date by the Borrower from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.7(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”

(F)    Amendment Fee.     Commencing on the Amendment Closing Date and thereafter, the Borrower shall pay to the Administrative Agent a fee of $10,000 in connection with each amendment (or group of related amendments effective of the same date) to the Transaction Documents requested by it, which fee shall be in addition to the reimbursement of costs and expenses associated therewith that is provided for in Section 10.6 hereof. For the avoidance of doubt, any consent to a Proposed Form delivered by the Administrative Agent pursuant to Section 5.1(X) shall not give rise to the obligation to pay the amendment fee set forth in this Section 2.5(F) so long as no amendment to any Transaction Document is required in connection with such Proposed Form as determined by the Administrative Agent in its sole discretion.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.6.    Reduction/Increase of the Commitments.

(A)    The Borrower may, on any Business Day, upon written notice given to the Administrative Agent and each of the Funding Agents not later than ten (10) Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis based on its Lender Group Percentage, the Unused Portion of the Commitments with respect to each Lender Group (and on a pro rata basis with respect to each Non-Conduit Lender in such Lender Group); provided, that (i) any partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and (ii) any Unused Portion of the Commitments so reduced may not be increased again without the written consent of the related Non-Conduit Lenders in such Lender Group.

(B)    The Borrower may, on any Business Day upon written notice given to the Administrative Agent and each of the Funding Agents, request an increase, on a pro rata basis based on its Lender Group Percentage, of the Commitments of the Non-Conduit Lender(s) in each Lender Group; provided, that any increase shall be at least equal to $5,000,000 or an integral multiple thereof but shall in no event cause the Aggregate Commitment to exceed the Maximum Facility Amount, the Class A Aggregate Commitment to exceed the Class A Maximum Facility Amount or the Class B Aggregate Commitment to exceed the Class B Maximum Facility Amount. Each Non-Conduit Lender shall, within five (5) Business Days of receipt of such request, notify the Administrative Agent and the Administrative Agent shall in turn notify the Borrower in writing (with copies to the other members of the applicable Lender Group) whether or not each Non-Conduit Lender has, in its sole discretion, agreed to increase its Commitment. If a Non-Conduit Lender does not send any notification to the Administrative Agent within such five (5) Business Day period, such Non-Conduit Lender shall be deemed to have declined to increase its Commitment. Any increase in Commitments agreed to pursuant to this Section 2.6(B) may be reduced by a Non-Conduit Lender, at any time, upon five Business Days’ written notice to the Borrower from the Administrative Agent (with copies to the other members of the applicable Lender Group) setting forth the amount of such reduction; provided, however, that such Commitment may not be reduced to an amount less than such Non-Conduit Lender’s initial Commitment on the Closing Date (if such reduction is prior to a Takeout Transaction) or to an amount less than such Non-Conduit Lender’s Commitment on or after a Takeout Transaction (if such reduction is on or after a Takeout Transaction), but may be reduced to an amount that is less than the then Aggregate Outstanding Advances.

Section 2.7.    Repayment of the Advances. (A) Notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable in full, if not due and payable earlier, on the Maturity Date. For the avoidance of doubt, amounts borrowed and repaid hereunder may be reborrowed in accordance with the terms hereof.

(B)    On any Business Day, the Borrower may direct the Paying Agent to, and on each Payment Date, the Borrower shall direct the Paying Agent to, subject to Section 2.7(D), apply all amounts on deposit in the Collection Account (including (x)(1)(a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Collection Period that the Facility Administrator (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent and the Borrower)) to be treated as if such amounts were on deposit in the Collection Account at the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account or the Supplemental Reserve Account, in each case in accordance with Section 8.2 or (3) any amounts deposited therein by the Seller or the Parent pursuant to the Sale and Contribution Agreement or the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i) through (iii) of this Section or as otherwise determined by the Facility Administrator pursuant to clause (x)(1)(a) above) (the “Distributable Collections”), to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Facility Administrator Report for such related Collection Period or, if no Facility Administrator Report is available, solely as directed in writing by the Administrative Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable), an interim Facility Administrator Report or such other report in form and substance reasonably satisfactory to the Administrative Agent (as confirmed by the Administrative Agent via an email sent to the Paying Agent) and the Paying Agent relating to the Distributable Collections and proceeds of a Takeout Transaction, if applicable, that is delivered by the Facility Administrator (which the Facility Administrator hereby agrees to deliver at the request of the Administrative Agent):

(i)first (Service Providers), ratably, (a) to the Paying Agent (1) the Paying Agent Fee and (2)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; provided that the aggregate payments to the Paying Agent reimbursement for clauses (2)(y) will be limited to $50,000 per calendar year so long as no Event of Default or Amortization Event has occurred pursuant to this Agreement (unless otherwise approved by the Majority Lenders and, if such reimbursement amount is to be increased, the Majority Class B Lenders (the approval of the Majority Class B Lenders not to be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders); provided that if the Majority Class B Lenders have not affirmatively disapproved such increase in writing within five (5) Business Days of receiving notice of such increase and the Majority Lenders have otherwise approved such increase, such increase shall be deemed approved); (b) to the Facility Administrator, the Facility Administrator Fee, and (c) to the Verification Agent, the Verification Agent Fee;

(ii)    second (Hedge Agreement Payments and Class A Interest Distribution Amount), on a pari passu basis (a) to the Qualifying Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Interest Distribution

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Amount then due (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full;

(iii)    third (Class B Interest Distribution Amount (Non-Event of Default)), so long as no Event of Default has occurred and is continuing, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;

(iv)    fourth (Unused Line Fee), first, to each Class A Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full and second, to each Class B Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full;

(v)    fifth (Liquidity Reserve Account), if the amount on deposit in the Liquidity Reserve Account is less than the Liquidity Reserve Account Required Balance and no Amortization Event has occurred and is continuing, to the Liquidity Reserve Account until the amount on deposit in the Liquidity Reserve Account shall equal the Liquidity Reserve Account Required Balance;

(vi)    sixth (Supplemental Reserve Account), to the Supplemental Reserve Account, the Supplemental Reserve Account Deposit, if any;

(vii)seventh (Class A Borrowing Base Deficiency), to the extent required under Section 2.9 in connection with a Class A Borrowing Base Deficiency, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, for the prepayment and reduction of the outstanding principal amount of any Class A Advances, an amount equal to the amount necessary to cure such Class A Borrowing Base Deficiency (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) plus, to the extent not paid as provided above, accrued and unpaid interest on the Class A Advances prepaid until paid in full;

(viii)eighth (Class B Interest Distribution Amount (Event of Default)), if an Event of Default has occurred and is continuing, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;

(ix)    ninth (Class B Borrowing Base Deficiency), to the extent required under Section 2.9 in connection with a Class B Borrowing Base Deficiency, to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, for the prepayment and reduction of the outstanding principal amount of any Class B Advances, an amount equal to the amount necessary to cure such Class B Borrowing Base Deficiency (allocated

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) plus, to the extent not paid as provided above, accrued and unpaid interest on the Class B Advances prepaid until paid in full;

(x)    tenth (Qualifying Hedge Counterparty Breakage and Amortization Period Class A Lender Obligations), on a pari passu basis (a) to the Administrative Agent for the account of the Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Borrower or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrower to such Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) during the Amortization Period, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, all remaining amounts, for application to the principal balance of the outstanding Class A Advances and the aggregate amount of all Obligations then due from the Borrower to the Administrative Agent, such Class A Funding Agent and each such Class A Lender in the Class A Lender Group (allocated among such Obligations as selected by the Administrative Agent; provided that payment of the principal balance of outstanding Class A Advances shall be allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full;

(xi)    eleventh (Amortization Period Class B Lender Obligations), during the Amortization Period, to the Administrative Agent and each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, all remaining amounts, for application to the payment of the principal balance of the outstanding Class B Advances and the aggregate amount of all Obligations then due from the Borrower to the Administrative Agent, such Class B Funding Agent and each such Class B Lender in the Class B Lender Group (allocated among such Obligations as selected by the Administrative Agent; provided that payment of the principal balance of outstanding Class B Advances shall be allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;

(xii)twelfth (Lender Fees and Expenses), first, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) due and payable by the Borrower to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in their capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full and second, to each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) due and payable by the Borrower to such Class B Funding Agent and such Class B Lenders (solely in their capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xiii)thirteenth (All Other Obligations), to the Administrative Agent on behalf of any applicable party, the ratable payment of all other Obligations that are past due and/or payable on such date;

(xiv)fourteenth (Service Provider Indemnities), ratably, to the Paying Agent, the Verification Agent and/or the Facility Administrator, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Verification Agent and/or the Facility Administrator, respectively (including out-of-pocket expenses and indemnities of the Paying Agent and the Verification Agent not paid pursuant to clause (i) above and any Facility Administrator Fees, Paying Agent Fees or Verification Agent Fees not paid pursuant to clause (i) above), pursuant to the Transaction Documents;

(xv)fifteenth (Class A Principal Prepayments; Class B Principal Prepayments), ratably, unless an Event of Default or Amortization Event has occurred and is continuing, then, sequentially, as specified in Section 2.8(A), (a) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages), and (b) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages);

(xvi)sixteenth (Eligible Letter of Credit Bank), to each Eligible Letter of Credit Bank or other party as directed by the Facility Administrator (a) any fees and expenses related to a Letter of Credit and (b) any amounts which have been drawn under a Letter of Credit and any interest due thereon; and

(xvii)seventeenth (Remainder), all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B), to the Borrower’s Account (to cover any other expenses of the Borrower) and (x) prior to the satisfaction of the covenant set forth in Section 5.1(W), otherwise to the Collection Account and (y) after satisfaction of the covenant set forth in Section 5.1(W), otherwise to the TEP Collateral Account.

(C)    After giving effect to the application of Distributable Collections in accordance with Section 2.7(B) on any Business Day, if any, the Paying Agent shall, subject to Sections 2.7(D) and 2.8(B), apply all amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction to the Obligations in the following order of priority:

(i)first (Interest), (a) first, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, the excess, if any, of the Class A Interest Distribution Amount accrued with respect to the amount of Class A Advances prepaid on such day (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class A Funding Agent on such day pursuant to Section 2.7(B)(ii)(b) and (b) second, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the excess, if any, of the Class B Interest Distribution Amount accrued with respect to the amount of Class B Advances

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

prepaid on such day (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class B Funding Agent on such day pursuant to Section 2.7(B)(iii);

(ii)    second (Liquidation Fees and Other Obligations Owing to Administrative Agents, Lenders and Funding Agents), (a) first, to each Funding Agent on behalf of the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees accrued with respect to the amount of Advances prepaid on such day (other than those already provided for pursuant to this Section 2.7(C)) then due and payable by the Borrower (allocated ratably among the Class A Lender Groups and the Class B Lender Groups based on the percentage of the Aggregate Outstanding Advances funded by each such Lender Group and within each Lender Group based on their applicable Lender Group Percentages) until paid in full, (b) second, ratably, to the Administrative Agent and each Class A Funding Agent, on behalf of itself and the Class A Lenders in its related Class A Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class A Advances prepaid on such day (other than those provided for in other clauses of this Section 2.7(C)) then due and payable by the Borrower to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in its capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full, and (c) third, to each Class B Funding Agent, on behalf of itself and the Class B Lenders in its related Class B Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class B Advances prepaid on such day (other than those provided for in other clauses of this Section 2.7(C)) then due and payable by the Borrower to such Class B Funding Agent or such Class B Lenders (solely in its capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;

(iii)    third (Principal), so long as no Event of Default or Amortization Event has occurred and is continuing, pro rata based on amounts then due to the Class A Lenders and the Class B Lenders, and if an Event of Default or Amortization Event has occurred and is continuing, sequentially, (a) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) and (b) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages);

(iv)    fourth (Qualifying Hedge Counterparty and Eligible Hedged SREC Counterparty Payments), ratably to (a) to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments that are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) to the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Eligible Hedged SREC Counterparty under each Hedged SREC Agreement, all payments that are due and payable by the Borrower under such Hedged SREC Agreement on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedged SREC Agreement;

(v)fifth (Eligible Letter of Credit Bank), to the Eligible Letter of Credit Bank or other party as directed by the Facility Administrator (a) any fees and expenses related to a Letter of Credit and (b) any amounts which have been drawn under a Letter of Credit and any interest due thereon; and

(vi)sixth (Remainder), to the Collection Account, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account for application in accordance with Section 2.7(B).

(D)    Notwithstanding anything to the contrary set forth in this Section 2.7 or Section 8.2, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to either of such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Facility Administrator Report (or such other report or direction signed by the Administrative Agent) received by the Paying Agent pursuant to either such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least two (2) Business Days prior to the date on which any payment is to be made.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.8.    Certain Prepayments. (A)    The Borrower (through the Paying Agent pursuant to Section 2.7(B) and as otherwise permitted in this Agreement) may at any time upon written notice to the Administrative Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in Section 2.7(B), prepay all or any portion of the balance of the principal amount of the Class A Advances or the Class B Advances based on the outstanding principal amounts thereof, which notice shall be given at least three (3) Business Days prior to the proposed date of such prepayment. Each such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest on the amounts to be so prepaid and (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date. Prepayments made in accordance with this Section shall be applied to the outstanding principal amount of Class A Advances and Class B Advances (i) in the absence of an Event of Default or Amortization Event, ratably and (ii) otherwise, sequentially.

(B)    The Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Administrative Agent shall apply such proceeds to prepay the applicable Class A Advances and Class B Advances made in respect of the Collateral that is subject to such Takeout Transaction and make other related payments in accordance with Sections 2.7(B) and 2.7(C), including any such payments due to the Paying Agent.

Section 2.9.    Mandatory Prepayments of Advances. On any date that the Borrower either (a) obtains knowledge that (i) as of any prior Funding Date, any prior Payment Date or date on which a prepayment was made in accordance with Section 2.8 or (ii) in connection with the delivery of a Borrowing Base Certificate for an upcoming Funding Date, Payment Date or date on which a prepayment is to made in accordance with Section 2.8, or (b) receives notice from the Administrative Agent (with calculations set forth in reasonable detail), that as of any Funding Date, Payment Date or date on which a prepayment is made in accordance with Section 2.8, (i) the aggregate outstanding principal amount of all Class A Advances exceeds the lesser of (x) the amount of the Class A Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18) and (y) the Class A Borrowing Base (the occurrence of any such excess being referred to herein as a “Class A Borrowing Base Deficiency”), or (ii) the aggregate outstanding principal amount of all Class B Advances exceeds the lesser of (x) the amount of the Class B Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18) and (y) the Class B Borrowing Base (the occurrence of any such excess being referred to herein as a “Class B Borrowing Base Deficiency” and together with the Class A Borrowing Base Deficiency, a “Borrowing Base Deficiency”), the Borrower shall pay to the Class A Funding Agent and/or Class B Funding Agent, as applicable, for the account of its Lender Group the amount of any such excess (to be applied to the reduction of the applicable Advances ratably among all applicable Lender Groups based on their Lender Group Percentages to the extent necessary to cure such Borrowing Base Deficiency), together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment and any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.10.    [Reserved].

Section 2.11.    Interest. The makers of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Sections 2.7(B) and 2.7(C).

Section 2.12.    Breakage Costs; Liquidation Fees; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications    .

(A)    Breakage Costs and Liquidation Fees. (i) If any Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower hereby agrees to pay Breakage Costs, if any, and (ii) the Borrower agrees to pay all Liquidation Fees associated with a reduction of the principal balance of a Class A Advance or Class B Advance at any time. The Borrower shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 10.8 and the reallocation of any portion of a Class A Advance or Class B Advance of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrower.

(B)    Increased Costs. If any Change in Law (a) shall subject any Lender, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(C)    Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(D)    Compensation. If as a result of any event or circumstance similar to those described in Section 2.12(A), 2.12(B), or 2.12(C), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it; provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(E)    Calculation. In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

Section 2.13.    Payments and Computations. (A) The Borrower (through the Paying Agent pursuant to Sections 2.7(B) and 2.7(C) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same‑day funds. Payments on Obligations may also be made by application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.7(B) or 2.7(C), as applicable, or the TEP Collateral Account. All computations of interest for Advances made under the Base Rate shall be made by the applicable Funding Agent on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by a Funding Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(B)    All payments to be made in respect of fees, if any, due to the Administrative Agent from the Borrower hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.17), and an action therefor shall immediately accrue. The Borrower agrees that, to the extent there are insufficient funds in the Administrative Agent’s Account, to make any payment under this clause (B) when due, the Borrower shall immediately pay to the Administrative Agent all amounts due that remain unpaid.

Section 2.14.    Payment on Non‑Business Days‑. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

Section 2.15.    [Reserved]    .

Section 2.16.    Extension of the Scheduled Commitment Termination Date     . No earlier than ninety (90) days, and no later than sixty (60) days, prior to the then Scheduled Commitment Termination Date, the Borrower may deliver written notice to the Administrative Agent and each Funding Agent requesting an extension of such Scheduled Commitment Termination Date. The Administrative Agent shall respond to such request no later than thirty (30) days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Scheduled Commitment Termination Date as the Administrative Agent determines to include in such response. The Administrative Agent’s failure to respond to a request delivered by the Borrower pursuant to this Section 2.16 shall not be deemed to constitute any agreement by the Administrative Agent to any such extension. The granting of any extension of the Scheduled Commitment Termination Date requested by the Borrower shall be in the mutual discretion of the Borrower and the Administrative Agent (on behalf of the Lenders with the consent of all Lender Groups).

Section 2.17.    Taxes.

(A)    Defined Terms. For purposes of this Section 2.17 the term “applicable Law” includes FATCA.

(B)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.

(D)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(E)    Indemnification by the Lenders. Each Non-Conduit Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Non-Conduit Lender (but only to the extent that the Borrower has not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Non-Conduit Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Non-Conduit Lender by its Funding Agent shall be conclusive absent manifest error. Each Non-Conduit Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Non-Conduit Lender under any Transaction Document or otherwise payable by such Funding Agent to the Non-Conduit Lender from any other source against any amount due to such Funding Agent under this paragraph (E).

(F)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.

(G)    Status of Recipients. (i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will enable the Borrower, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(ii)    Without limiting the generality of the foregoing,

(a)    any Recipient that is a U.S. Person shall deliver to the Borrower, the Paying Agent and the related Funding Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of Internal Revenue Service Form W‑9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;

(b)    any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrower, the Paying Agent or such Funding Agent) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), whichever of the following is applicable:

(1)    in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W‑8BEN or W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W‑8BEN or W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)    executed copies of Internal Revenue Service Form W‑8ECI;

(3)    in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W‑8BEN or W‑8BEN‑E; or

(4)    to the extent a Recipient is not the beneficial owner, executed originals of Internal Revenue Service Form W‑8IMY, accompanied by Internal Revenue

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Service Form W‑8ECI, Internal Revenue Service Form W‑8BEN or W‑8BEN‑E, a U.S. Tax Compliance Certificate, Internal Revenue Service Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(c)    any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made; and

(d)    if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as may be necessary for the Borrower, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.

(H)    Forms for Paying Agent. The Administrative Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed originals of Internal Revenue Service Form W‑9 or W‑8, as applicable, certifying that the Administrative Agent or such Funding Agent is exempt from U.S. federal backup withholding tax. The Administrative Agent and each Funding Agent agrees that if such Internal Revenue Service Form previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Paying Agent and the Borrower in writing of its legal inability to do so.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(I)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(J)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.18.    Request for Borrowing Exceeding Aggregate Commitment    .

(A)     Notice. The Borrower may, from time to time during the Availability Period, prior to the issuance of a Notice of Borrowing, send a written notice to the Administrative Agent (who shall promptly forward the same to each Lender Group) setting forth the Borrower’s intent to request a borrowing that will cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment (but not the Maximum Facility Amount) then in effect. Such notice shall be sent no later than five (5) Business Days prior to the date on which the Borrower intends to send the related Notice of Borrowing and shall set forth the amount by which the sum of the Aggregate Outstanding Advances (after giving effect to such borrowing) will exceed the Aggregate Commitment and the related Funding Date.

(B)     Approval/Disapproval. Upon receipt of the notice described in Section 2.18(A) by the Administrative Agent, the Administrative Agent shall, no later than five (5) Business Days after receipt thereof, obtain the written approval or disapproval of each Non-Conduit Lender regarding the requested Advances, which approval shall be granted or not granted in the sole discretion of the Non-Conduit Lenders. If the making of the requested Advances is approved, the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing. Any approved Advances to be made by the Lenders in the related Lender Group shall be funded within such Lender Group pursuant to any allocation as agreed to by all of the members of such Lender Group. If the making of the requested Advances is not approved, then the Borrower shall, prior to sending its Notice of Borrowing, modify the same in a manner sufficient to ensure that the requested borrowing does not cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment then in effect, as applicable.

(C)     Commitment. For the avoidance of doubt, if the making of an Advance by a Lender Group that would cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment, as applicable, is approved, each Non-Conduit Lender’s Commitment shall be increased solely to the extent such Non-Conduit Lender approved the Advance. Each Non-Conduit Lender’s Commitment shall otherwise remain as set forth on Exhibit E unless increased and/or reduced from time to time in accordance with Section 2.6 or amended in connection with assignments made by a Non-Conduit Lender pursuant to Section 10.8. Moreover, the Borrower must go through the procedures described in Sections 2.18(A) and (B) each time a request for an Advance is made which would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable.

(D)     Nothing set forth in this Section 2.18 requires a Conduit Lender to make any Advance; provided, however, a Conduit Lender may, in its sole discretion, make the Advance requested pursuant to this Section 2.18 for its Lender Group. Any Advance approved pursuant to this Section 2.18 shall be made pursuant to and in accordance with Sections 2.2 and 2.4.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE III
CONDITIONS OF LENDING AND CLOSING

Section 3.1.    Conditions Precedent to Closing. The following conditions shall be satisfied on or before the Closing Date:

(A)    Closing Documents. The Administrative Agent shall have received each of the following documents, in form and substance satisfactory to Administrative Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:

(i)	this Agreement;

(ii)	a Loan Note for each Lender Group that has requested the same;

(iii)	the Contribution Agreement;

(iv)	the Sale and Contribution Agreement;

(v)	the SAP Contribution Agreement;

(vi)	the Security Agreement;

(vii)	the Pledge Agreement;

(viii)	the Subsidiary Guaranty;

(ix)	the Facility Administration Agreement;

(x)	the Verification Agent Agreement;

(xi)	the Parent Guaranty;

(xii)	the Tax Equity Investor Consents;

(xiii)	each Fee Letter;

(xiv)	the Verification Agent Fee Letter; and

(xv)	the Paying Agent Fee Letter.

(B)    Secretary’s Certificates. The Administrative Agent shall have received: (i) a certificate from the Assistant Secretary of the Verification Agent, and the Paying Agent, (ii) a certificate from the Secretary of each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (iii) copies of governing documents, as amended, modified, or supplemented prior to the Closing Date of each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document, in each case certified by a Responsible Officer of such Person; and (iv) a certificate of status with respect to each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document dated within fifteen (15) days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.

(C)    Legal Opinions. The Administrative Agent shall have received customary opinions from (i) counsel (which may be in-house counsel) to Paying Agent and Verification Agent addressing authorization and enforceability of the Transaction Documents and other corporate matters and (ii) counsel to the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document addressing (a) authorization and enforceability of the Transaction Documents and other corporate matters, (b) security interest and UCC matters, (c) substantive consolidation matters and (d) true sale matters.

(D)    No Material Adverse Effect. Since December 31, 2018 there has been no Material Adverse Effect.

(E)    Know Your Customer Information. The Administrative Agent and the Paying Agent shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti‑money laundering rules and regulations, including the Patriot Act.

(F)    Payment of Fees. The Borrower shall have paid all fees previously agreed in writing to be paid on or prior to the Closing Date.

(G)    Evidence of Insurance. The Administrative Agent shall have received certification evidencing coverage under the insurance policies referred to in Section 5.1(L).

(H)    TEP II Transaction Documents and Opinions. The Administrative Agent shall have received (i) an amendment to the TEP II Credit Agreement and other TEP II Transaction Documents, in each case, in form and substance satisfactory to the Administrative Agent and (ii) customary opinions from counsel to the Parent and its Affiliates addressing substantive consolidation matters related to amendments referred to in clause (i).

(I)    [Reserved].

(J)    Taxes. The Administrative Agent shall have received a certificate from the Borrower that all sales, use and property taxes, and any other taxes in connection with any period prior to the Closing Date, that are due and owing with respect to each Solar Asset and/or Solar Asset Owner Member Interest have been paid or provided for by the Parent.

(K)    Closing Date Certificate of the Borrower. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (in his or her capacity as such) in form satisfactory to Administrative Agent certifying that its representations and warranties set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the Closing Date (except to the extent such representations and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(L)    UCC Search Results. Administrative Agent shall have received the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to the Assignors, the Seller, the Borrower, SAP, the Managing Members and the Financing Funds in all appropriate jurisdictions together with copies of all such filings disclosed by such search.

(M)    UCC Financing Statements. The Borrower shall have duly filed proper financing statements (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), on or before the Closing Date, under the UCC with the Delaware Secretary of State and any other applicable filing office in any applicable jurisdiction that the Administrative Agent deems necessary or desirable in order to perfect the Administrative Agent’s interests in the Collateral. The Borrower shall have filed proper financing statement amendments (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower or any of its affiliates;

(N)    Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account and the Borrower’s Account have been established.

(O)    Tax Equity Facility Due Diligence. The Administrative Agent shall be satisfied with the results of any due diligence of the Financing Funds, the SAP Financing Documents, the Tax Equity Financing Documents and the transactions contemplated by the SAP Financing Documents and Tax Equity Financing Documents, including receipt of fully executed Tax Equity Financing Documents and any related Tax Loss Insurance Policy, in its sole discretion.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 3.2.    Conditions Precedent to All Advances. (A) Except as otherwise expressly provided below, the obligation of each Non-Conduit Lender to make or participate in each Advance (including the initial Advances made on the Closing Date) shall be subject, at the time thereof, to the satisfaction of the following conditions:

(i)    Funding Documents. The Administrative Agent shall have received, no later than two (2) Business Days prior to the Funding Date, a completed Notice of Borrowing and a Borrowing Base Certificate, each in form and substance satisfactory to the Administrative Agent.

(ii)    Solar Assets. All conditions to the acquisition of Solar Assets by the respective Financing Fund under the applicable Tax Equity Financing Documents have been satisfied and all conditions to the acquisition of Solar Assets by the Seller, the Borrower and SAP under the Contribution Agreement, the Sale and Contribution Agreement ~~and~~, the SAP Contribution Agreement, and the SAP NTP Financing Documents, as applicable, have been satisfied.

(iii)    Managing Members. All conditions to the acquisition of Managing Members by the Seller and the Borrower under the Contribution Agreement, the Sale and Contribution Agreement and Section 3.3 shall have been satisfied.

(iv)    Representations and Warranties. All of the representations and warranties of the Borrower, the Seller, Intermediate Holdco, the Parent and the initial Facility Administrator contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the Funding Date and all other representations and warranties of the Borrower, the Seller, Intermediate Holdco, the Parent, the Managing Members, SAP and the initial Facility Administrator contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Funding Date (or such earlier date or period specifically stated in such representation or warranty).

(v)    No Defaults; Solvency. The Administrative Agent shall have received a certification that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom and after giving effect to such Advance or from the application of the proceeds therefrom, the Borrower will be Solvent.

(vi)    Verification Agent Certificate. The Administrative Agent shall have received the A-1 Verification Agent Certification (or, in respect of the initial Advance, the Closing Date Verification Agent Certification) in respect of the Solar Assets from the Verification Agent pursuant to the Verification Agent Agreement.

(vii)    Hedge Requirements. The Borrower shall be in compliance with all applicable Hedge Requirements.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(viii)    Liquidity Reserve. The amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Required Balance, taking into account the application of the proceeds of the Advances on the Funding Date.

(ix)        Aggregate Commitment/No Borrowing Base Deficiency. After giving effect to such Advance, the Aggregate Outstanding Advances shall not exceed the Aggregate Commitment in effect as of such Funding Date unless the Borrower shall have, pursuant to the procedures set forth in Section 2.18, received the written approval of the Non-Conduit Lenders with respect to such Advance, such approval to be granted by each Non-Conduit Lender in its sole discretion. After giving effect to such Advance, there should not exist a Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency.

(x)     Availability Period. The Commitment Termination Date shall not have occurred, nor shall it occur as a result of making such Advance, nor has the Availability Period ended.

(xi)        Updated Schedules. The Borrower shall have provided the Administrative Agent an updated Schedule IV, an updated Schedule V, an updated Schedule VI and an updated Schedule VII to reflect the Scheduled Hedged SREC Payments, Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Managing Member Distributions as of such Funding Date.

(xii)    Other Documents. The Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to the Solar Assets being financed by the Borrower (indirectly through its ownership of the Solar Asset Owner Member Interests) on such Funding Date.

(B)    Each Notice of Borrowing submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable Notice of Borrowing.

Section 3.3.    Conditions Precedent to Acquisition of Additional Managing Members. As a condition to the acquisition of a Managing Member after the Closing Date, the Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to the such Managing Member and the related Financing Fund.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent and each Lender as of the Closing Date, as of each Funding Date, and with respect to paragraphs (A), (B), (F), (G), (I), (K), and (L) through (S) as of each Payment Date, as follows:

(A)    Organization; Corporate Powers. Each Relevant Party (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.

(B)    Authority and Enforceability. Each Relevant Party has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. Each Relevant Party has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of the respective Relevant Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(C)    Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by a Relevant Party of any Transaction Document to which it is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which such Relevant Party is a party.

(D)    Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to any Relevant Party.

(E)    Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by any Relevant Party of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Relevant Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of the Borrower pursuant to the terms of any contract, or (iii) will breach any provision of the certificate of formation or the operating agreement of such Relevant Party and will, for each of subsection (i), (ii) and (iii), result in a Material Adverse Effect.

(F)    Use of Proceeds. Proceeds of the Class A Advances and the Class B Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Class A Advances or the Class B Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

(G)    Accounts. The names and addresses of the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account, the Borrower’s Account and the TEP Collateral Account are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrower does not have any other accounts. The Borrower has directed, or has caused to be directed (i) each Financing Fund, each Managing Member and SAP to make all payments in respect of the Managing Member Distributions and the SAP Distributions, as applicable, to the Collection Account and (ii) related Hedged SREC Payments related to the Solar Assets and received by the Borrower to the Collection Account and, to the extent any Hedged SREC Payments are deposited by the relevant obligor in another account, has caused such payments to be deposited into the Collection Account no later than two (2) Business Days after receipt.

(H)    ERISA. None of the assets of the Borrower are or, prior to the repayment of all Obligations, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower nor any of its ERISA Affiliates has maintained, participated or had any liability in respect to any Plan during the past six (6) years which could reasonably be expected to subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. No ERISA Event has occurred or is reasonably likely to occur. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan is, or to the knowledge of the Relevant Parties reasonably like to occur, in reorganization or insolvent as defined in Title IV of ERISA Borrower and the Lenders, take any.

(I)    Taxes. Each Relevant Party has timely filed (or had filed on its behalf) all federal state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf) all federal state,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from any Relevant Party or with respect to any Solar Assets. Any Taxes due and payable by any Relevant Party or its predecessors in interest in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. Except to the extent provided in the Tax Equity Financing Documents, no Relevant Party is liable for Taxes payable by any other Person.

(J)    Material Agreements. The Borrower has not defaulted under the Transaction Documents, any similar agreements entered into in connection with a Takeout Transaction or any other material agreement to which the Borrower is a party and to the Borrower’s knowledge, there is no breach or default by a counterparty to such Transaction Documents, similar agreements entered into in connection with the Takeout Transaction or any other material agreement to which the Borrower is a party.

(K)    Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Verification Agent, the Administrative Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto).

(L)    No Material Adverse Effect. Since the date of delivery of the latest audited financial statements for a fiscal year of SEI pursuant to Section 5.1(A)(i), there has been no Material Adverse Effect.

(M)    Investment Company Act. No Relevant Party is an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is any Relevant Party otherwise subject to regulation thereunder and no Relevant Party relies solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(N)    Covered Fund. No Relevant Party is a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended

(O)    Properties; Security Interest. The Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens and Permitted Equity Liens. Once executed and delivered,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Security Agreement and the Pledge Agreement create, as security for the Obligations, a valid and enforceable and (coupled with this Agreement and the taking of all actions required thereunder and under the Security Agreement and the Pledge Agreement for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except for Permitted Liens.

(P)    Subsidiaries. The Borrower does not have, and shall not have, any Subsidiaries (other than the Managing Members and SAP), and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person (other than in the case of Capital Stock of the Managing Members and SAP).

(Q)    Valid Transfer. The Contribution Agreement creates a valid sale, transfer or assignment from the applicable Assignor to the Seller of all right, title and interest of such Assignor in and to the Conveyed Property in each case conveyed to Seller thereunder. The Sale and Contribution Agreement creates a valid sale, transfer and/or assignment from the Seller to the Borrower of all right, title and interest of the Seller in and to the Conveyed Property in each case conveyed to the Borrower thereunder. The SAP Contribution Agreement creates a valid transfer and/or assignment from the Borrower to SAP of all right title and interest of the Borrower in and to the Conveyed Property in each case conveyed to SAP thereunder.

(R)    Purchases of Solar Assets. The Borrower has given reasonably equivalent value to the Seller (which may include additional Capital Stock in the Borrower) in consideration for the transfer to the Borrower by the Seller of the Conveyed Property conveyed to the Borrower under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Borrower.

(S)    OFAC and Patriot Act. Neither any Relevant Party nor, to the knowledge of any Relevant Party, any of its officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. No Relevant Party conducts business or completes transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC. No Relevant Party will directly or indirectly use the proceeds from this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC. No Relevant Party is in violation of Executive Order No. 13224 or the Patriot Act.

(T)    Foreign Corrupt Practices Act. Neither the Relevant Parties nor, to the knowledge of the Relevant Parties, any of its directors, officers, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which a Relevant Party conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(U)    Eligibility. Each Solar Asset listed on the Schedule of Solar Assets most recently delivered to the Administrative Agent was an Eligible Solar Asset as of such date of delivery of such Schedule of Solar Assets.

(V)    Beneficial Ownership Certification. The information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all respects.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE V
COVENANTS

Section 5.1.    Affirmative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:

(A)    Reporting Requirements. The Borrower will furnish to the Administrative Agent for delivery to each Lender and, in the case of subclause (v)(a) below and the Paying Agent:

(i)    within (a) the earlier of (x) one hundred eighty (180) days after the close of each fiscal year of SEI (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited financial statements for such fiscal year that include the consolidated balance sheet of SEI and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-K with the Securities and Exchange Commission), and, beginning with the fiscal year ending December 31, 2019, the assets and liabilities of the Parent and the Borrower as of the end of such fiscal year presented in a note or schedule to such financial statements of SEI, and in each case prepared in accordance with GAAP, and audited by a Nationally Recognized Accounting Firm selected by SEI and (b) the earlier of (x) sixty (60) days after the end of each of the first three quarters of its fiscal year and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year‑to‑date basis for SEI and its consolidated subsidiaries (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-Q with the Securities and Exchange Commission);

(ii)    if, at any time, Sunnova Management is the Facility Administrator, but is not a subsidiary of SEI, within (a) the earlier of (x) 180 days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, a copy of the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year and prepared by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) the earlier of (x) sixty (60) days after the end of each of its fiscal quarters and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year‑to‑date basis for Sunnova Management;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    at any time that Sunnova Management is the Facility Administrator, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019), a report to the Administrative Agent prepared by a Qualified Service Provider containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Facility Administration Agreement during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Administrative Agent;

(iv)    as soon as possible, and in any event within five (5) Business Days, after the Borrower or any of their ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, deliver to the Lenders a certificate of a responsible officer of the Borrower setting forth the details of such ERISA Event, the action that the Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;

(v)    (a) promptly, and in any event within five (5) Business Days, after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, an Amortization Event or a Potential Amortization Event, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower propose to take with respect thereto and (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against the (1) Borrower or (2) Parent or SEI that, in the case of this clause (2), individually or in the aggregate, if adversely determined, would reasonably be likely to have a material adverse effect on (1) the ability of the Parent to perform its obligations under the Parent Guaranty, or (2) the business, operations, financial condition, or assets of the SEI or Parent;

(vi)    promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes a default, an event of default or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(vii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator, the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Borrower, the Seller, Intermediate Holdco, the Facility Administrator, the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent under or in connection with the Sale and Contribution Agreement, the SAP Contribution Agreement, the Tax Equity Financing Documents, the SAP NTP Financing Documents or the SAP Financing Documents;

(viii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent, copies of all notices and other documents delivered or received by the Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate);

(ix)    on each Funding Date and on each other day on which SAP or a Financing Fund either acquires or disposes of Solar Assets that is included in the Borrowing Base, an updated Schedule IV, an updated Schedule V, an updated Schedule VI and an updated Schedule VII, in each case, to reflect such acquisition or disposition of Solar Assets on such date;

(x)    on each Funding Date on which the Borrower acquires a Managing Member from the Seller, an updated Schedule VIII to reflect such acquisition of such Managing Member on such date; and

(xi)    subject to any confidentiality requirements of the Securities and Exchange Commission, promptly after receipt thereof by SEI or any Subsidiary, copies of each notice or other correspondence received from the Securities and Exchange Commission concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of SEI or any Subsidiary which could reasonably be expected to result in Material Adverse Effect.

(B)    Solar Asset Reporting. The Borrower shall

(i)    enforce the provisions of each Management Agreement and Servicing Agreement which require the Manager to deliver any reports to a Financing Fund or SAP; and

(ii)    enforce the provisions of the Facility Administration Agreement which require the Facility Administrator to deliver any reports (including the Facility Administrator Report and any Borrowing Base Certificate setting forth detailed calculations of the Borrowing Base) to the Administrative Agent, each Funding Agent and the Paying Agent; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    within 20 Business Days of the Closing Date, cause to be delivered to the Administrative Agent an A-1 Verification Agent Certification with respect to the Solar Assets relating to the initial Advance; and

(iv)    on the Scheduled Commitment Termination Date, cause to be delivered to the Administrative Agent an A-2 Verification Agent Certification with respect to all Solar Assets included in the Borrowing Base.

(C)    UCC Matters; Protection and Perfection of Security Interests. The Borrower agrees to notify the Administrative Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, or (iii) in the jurisdiction of its organization, in each case, within ten (10) days of such change. The Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Administrative Agent (a)  to complete all assignments from Assignors to the Seller under the Contribution Agreement, from the Seller to the Borrower under the Sale and Contribution Agreement and from the Borrower to SAP under the SAP Contribution Agreement, (b) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Collateral, or (c) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under the Security Agreement or under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Administrative Agent. The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(D)    Access to Certain Documentation and Information Regarding the Solar Assets. The Borrower shall permit (and, as applicable, shall cause the Facility Administrator, the Managing Members, SAP and the Verification Agent to permit) the Administrative Agent (and, as applicable, the Verification Agent) or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower (and, as applicable, the Facility Administrator, the Managing Members, SAP and the Verification Agent), (i) access to documentation that the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, may possess regarding the Solar Assets, (ii) to visit the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members, or SAP, as applicable as they relate to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Solar Assets, to make copies thereof or extracts therefrom, in each case, at such reasonable times and during regular business hours of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members, or SAP as applicable; provided that, upon the existence of an Event of Default, the Class B Lenders shall have the same rights of access, inspection and examination as the Administrative Agent under this Section 5.1(D). The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.13 with respect to the reviews of the Borrower’ business operations described in such Section 7.13. The Administrative Agent (and, as applicable, the Verification Agent and the Class B Lenders) shall and shall cause their representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non‑financial trade secrets or non‑financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney‑client or similar privilege or constitutes attorney work product and (ii) the Borrower shall have the opportunity to participate in any discussions with the Borrower’s independent accountants.

(E)    Existence and Rights; Compliance with Laws. The Borrower shall preserve and keep in full force and effect each Relevant Party’s limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrower shall comply, and cause each other Relevant Party to, comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for each of them to conduct its business activities to the extent that the lack of compliance thereof would result in a Material Adverse Effect.

(F)    Books and Records. The Borrower shall maintain, and cause (if any are Affiliates of the Borrower) the Facility Administrator to maintain, proper and complete financial and accounting books and records. The Borrower shall cause the Financing Funds and SAP to maintain with respect to Solar Assets accounts and records as to each Solar Asset that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Solar Asset including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Solar Asset and the amounts from time to time deposited in respect thereof in the Collection Account, if applicable.

(G)    Taxes. The Borrower shall pay, or cause to be paid, when due all Taxes imposed upon any Relevant Party or any of its properties or which they are required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided, that no Relevant Party shall be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) they have

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax.

(H)    Maintenance of Properties. The Borrower shall ensure that each Relevant Party’s material properties and equipment used or useful in each of their business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.

(I)    ERISA. The Borrower shall deliver to the Administrative Agent such certifications or other evidence from time to time prior to the repayment of all Obligations and the termination of all Commitments, as requested by the Administrative Agent in its sole discretion, that (i) no Relevant Party is an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) no Relevant Party is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii)  assets of the Borrower do not constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3‑101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.

(J)    Use of Proceeds. The Borrower will only use the proceeds of the Class A Advances and the Class B Advances as permitted under Section 2.3.

(K)    Change of State of Organization; Collections; Names, Etc. (i) In respect of each Assignor, the Seller, the Facility Administrator, the Managing Members, the Financing Funds and SAP, the Borrower shall notify the Administrative Agent, the Paying Agent and the Verification Agent in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and

(ii)    in the event that the Borrower or any Affiliated Entity thereof receives any Collections directly, the Borrower shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such amounts into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.

(L)    Insurance. The Borrower shall maintain or cause to be maintained by the Facility Administrator pursuant to the Facility Administration Agreement and by the Manager pursuant to the Managements Agreements, at the Facility Administrator's and the Manager's own expenses, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower, Facility Administrator, the Manager, the Managing Members,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Financing Funds and SAP as of the Closing Date or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrower’s, the Facility Administrator’s, the Manager’s, the Manager Member’s, the Financing Funds’ and SAP’s respective businesses as of any date after the Closing Date. The Borrower shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrower shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrower’s, the Facility Administrator’s, the Manager’s, the Manager Member’s, the Financing Funds’ and SAP’s coverage under any such policies.

(M)    Maintenance of Independent Director. The Borrower shall maintain at least one individual to serve as an independent director (an “Independent Director”) of the Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of the Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee, conservator or receiver for any Affiliate of the Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.

(N)    The Sale and Contribution Agreement. The Borrower shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to the Seller as the Administrative Agent may reasonably request to the extent that the Borrower is entitled to do the same thereunder.

(O)    Management Agreement/Servicing Agreement. The Borrower shall cause the Managing Members to direct the Financing Funds and SAP to keep in full force and effect each Management Agreement and Servicing Agreement or such equivalent replacement agreements such that O&M Services and Servicing Services are provided in respect of the Solar Assets in a manner consistent with the Tax Equity Financing Documents and the SAP Financing Documents and with the same degree of care that the Parent and its Affiliates use to provide similar services to Solar Assets not owned by a Financing Fund or SAP.

(P)    Maintenance of Separate Existence. The Borrower shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

that it is an entity with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that it is not a division of any of the Affiliated Entities or any other Person. In that regard the Borrower shall:

(i)    maintain its limited liability company existence, make independent decisions with respect to its daily operations and business affairs, not amend, modify, terminate or fail to comply with the provisions of its organizational documents, not merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;

(ii)    maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;

(iii)    except as expressly otherwise permitted hereunder, conduct all intercompany transactions or enter into any contract or agreement with the other Affiliated Entities except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with unaffiliated third parties;

(iv)    not assume or guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations assumed or guaranteed by any other Affiliated Entity, pledge its assets for the benefit of any other Affiliated Entity, or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;

(v)    except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity or make any loans or advances to any other Affiliated Entity;

(vi)    maintain separate deposit and other bank accounts to which no other Affiliated Entity has any access;

(vii)    compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower;

(viii)    have agreed with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

including documented capital contributions from Parent or any other direct or indirect parent of the Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;

(ix)    pay for its own account, directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower, its own liabilities, including, without limitation, for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such liabilities or operating expenses (or the Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of the Borrower;

(x)    conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Facility Administrator, hold itself out to the public as a legal entity separate and distinct from any other Affiliated Entity, and correct any known misunderstanding regarding its separate identity;

(xi)    maintain a sufficient number of employees in light of its contemplated business operations, and maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(xii)    maintain its books, records, resolutions and agreements as official records, and shall maintain all of its books, records, financial statements and bank accounts separate from those of any other Affiliated Entity, and shall not permit its assets to be listed on the financial statement of any other Affiliated Entity; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such affiliates and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and other obligations of such affiliates or any other Person and (ii) such assets shall be listed on the Borrower’s own separate balance sheet;

(xiii)    except as provided in the limited liability company agreement of the Borrower, not acquire obligations or securities of any other Affiliated Entities, or identify its members or the other Affiliated Entities, as applicable, as a division or part of it;

(xiv)    file its own tax returns unless prohibited by Applicable Law from doing so (except that the Borrower may file or may include its filing as part of a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

consolidated federal tax return, to the extent required and/or permitted by Applicable Law, provided that, there shall be an appropriate notation indicating the separate existence of the Borrower and its assets and liabilities); and

(xv)    otherwise practice and adhere to corporate formalities such as complying with its organizational documents and member and Facility Administrator resolutions, the holding of regularly scheduled meetings of members and Facility Administrator, use stationery, invoices and checks separate from those of any other Affiliated Entity, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and Facility Administrator.

(Q)    Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrower and delivered to the Administrative Agent immediately to reflect any changes as to which the notice, the opening of the TEP Collateral Account and other requirements specified in Section 5.2(K) have been satisfied.

(R)    Deposits into the Accounts. (i) The Borrower shall (a) direct, or cause to be directed, all Collections other than Collections related to SAP Solar Assets to the Collection Account and all Collections related to SAP Solar Assets to the SAP Revenue Account, (b) direct, or cause to be directed, all Eligible Hedged SREC Counterparties to make all related Hedged SREC Payments directly into the Collection Account and, to the extent any Hedged SREC Payments are deposited by the relevant obligor in another account, cause such payments to be deposited into the Collection Account no later than two (2) Business Days after receipt, and (c) deposit or cause to be deposited all net proceeds of a Takeout Transaction into the Takeout Transaction Account in accordance with Section 2.7(C).

(ii)    The Borrower shall not and shall not permit the Managing Members or SAP to deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections into the Collection Account or the SAP Revenue Account.

(S)    Hedging. The Borrower shall collectively at all times satisfy the Hedge Requirements.

(T)    Update to Solar Assets. The Borrower shall notify the Facility Administrator and the Administrative Agent in writing of any additions or deletions to the Schedule of Solar Assets, no later than each Funding Date and each Payment Date (which in the case of the update delivered on any Payment Date shall be prepared as of the last day of the related Collection Period).

(U)    Notice to Seller and Parent. The Borrower shall promptly notify the Seller and the Parent of a breach of Section 4.1(U) and shall require the Seller or the Parent to cure such breach or pay the Liquidated Damages Amount for such Defective Solar Asset pursuant to and in accordance with the Sale and Contribution Agreement or the Parent Guaranty, as applicable.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(V)    Government Approvals. The Borrower shall promptly obtain all orders, consents, authorizations, approvals, licenses and validations of, or file recordings, register with, or obtain exemption from, any Governmental Authority required as a condition to the performance of its obligations under any Transaction Document.

(W)     TEP Collateral Account. Within sixty (60) days of the Closing Date (i) the Borrower shall cause TEP Resources to establish and maintain an account (the “TEP Collateral Account”) to hold Distributable Collections pursuant to Section 2.7(B)(xvii) and Sunnova TEP II Developer, LLC to establish and maintain an account to hold "Distributable Collections" (as defined in the TEP II Credit Agreement) pursuant to Section 2.7(b)(xvii) of the TEP II Credit Agreement, (ii) such accounts shall be subject to an account control agreement pursuant to which the Administrative Agent shall be granted control (as defined in Section 9‑104 of the UCC) in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent and (iii) the Administrative Agent shall have received customary opinions from counsel to each Affiliate of the Borrower that is a party to such account control agreement regarding the Administrative' s Agent security interest in such accounts.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(X)        Deviations from Approved Forms. The Borrower shall provide or shall cause the Seller to provide, to the Administrative Agent all proposed forms of Solar Service Agreements which deviate in any material respect from a form attached hereto as Exhibit G (each such form a “Proposed Form”) and shall provide notice to the Administrative Agent regarding the cessation of a form of Solar Service Agreement attached hereto as Exhibit G or previously delivered hereunder. The Administrative Agent shall use its best efforts to notify the Borrower in writing within ten (10) Business Days of receipt of a Proposed Form of its objection or approval of the terms of such Proposed Form. Upon the written approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, Exhibit G shall be deemed to be amended to include such Proposed Form as a Solar Service Agreement in addition to the other forms attached or previously delivered hereunder. The Borrower shall, no less frequently than once per calendar quarter, provide or shall cause the Seller to provide, to the Administrative Agent all forms of Solar Service Agreements that incorporate changes which do not deviate materially from a form attached hereto as Exhibit G. Upon receipt of such forms of Solar Service Agreements, Exhibit G shall be deemed to be amended to include such forms in addition to the other forms attached or previously delivered hereunder.

(Y)        Beneficial Owner Certification. Promptly following any request therefor, the Borrower shall provide such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 5.2.    Negative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower will not:

(A)    Business Activities. (x) Conduct any business other than:

(i)    the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to Solar Assets and Solar Asset Owner Subsidiaries and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement;

(ii)    the conveyance from time to time of Solar Asset Owner Member Interests in connection with a Takeout Transaction and the conveyance of Solar Assets to SAP;

(iii)    the execution and delivery by the Borrower from time to time of purchase agreements, in form and substance satisfactory to the Administrative Agent, related to the sale of securities by the Borrower or any of their Affiliates in connection with a Takeout Transaction;

(iv)    the performance by the Borrower of all of its obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;

(v)    the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Borrower approved above; and

(vi)    to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing; or

(y)     permit the Managing Members or SAP to conduct any business other than the transactions contemplated by the Tax Equity Financing Documents.

Notwithstanding the foregoing, after the Closing Date and at any time on or prior to the earlier of (a) the Maturity Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrower hereunder have been paid in full, the Borrower shall not, without the prior written consent of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such transaction in writing within five (5) Business Days of receiving notice of such transaction and the Majority Lenders have otherwise approved such transaction, such transaction shall be deemed approved), (1) purchase or otherwise acquire any Solar Assets or Solar Asset Owner Subsidiaries, or interests therein, except for acquisitions from

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Seller pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Collateral or interests therein, other than permitted under Sections 5.2(A)(ii) or 5.2(E) or the SAP Contribution Agreement, or (3) establish any Subsidiaries; provided, that notwithstanding this paragraph, the Borrower may continue to own directly or indirectly interests in the Financing Funds and SAP, which shall purchase and acquire Solar Assets in accordance with the terms of the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, as applicable.

(B)    Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, the Collateral or any portion thereof, or upon or with respect to the Collection Account or any other account owned by or in the name of the Borrower to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit (x) any Lien that constitutes a Permitted Lien or a Permitted Equity Lien ~~or~~, (y) a SAP Transfer or (z) so long as notice is given to Administrative Agent under any Facility Administrator Report of any of the following, any actions permitted under Sections 5.2(A)(ii).

(C)    Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.

(D)    Loans and Advances. Make any loans or advances to any Person.

(E)    Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest to any Person that is not the Borrower, except:

(i)    transfers, dividends or other distributions of Marketable RECs;

(ii)    transfers, dividends or other distributions of Transferable Assets to the Seller pursuant to the Sale and Contribution Agreement ~~and in accordance with Section 2.10~~; ~~or~~

(iii)    distributions of cash by the Borrower to the TEP Collateral Account or the Borrower's Account in accordance with Section 2.7(B)(xvii); or

(iv)     distributions of Solar Assets that were Substantial Stage Solar Assets or Final Stage Solar Assets in accordance with a SAP Transfer.

provided, that the distributions described in subsection (i) of clause (E) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees; provided further, that nothing in this Section 5.2(E) shall prohibit or limit any Financing Fund Contributions.

(F)    Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, except in connection with the acquisition or sale of Solar Assets or Solar Asset Owner Subsidiaries and similar property pursuant to the Sale and Contribution Agreement, in connection with a Takeout Transaction or an acquisition or sale where all Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(G)    Investments. Make any investment of capital in any Person either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or agree to acquire by any manner any business of any Person except pursuant to the transactions contemplated herein and in the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents.

(H)    Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the date hereof without the consent of the Administrative Agent, the Majority Lenders and, to the extent such amendment, modification or change could reasonably be expected to materially and adversely affect the Class B Lenders in a manner disproportionate to the Class A Lenders, the Majority Class B Lenders.

(I)    Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents, the Tax Equity Financing Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction or SAP Transfer, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrower from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Sections 5.2(B), (C), (E) or (F), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower and its directors, officers, employees in the ordinary course of business, and (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrower to the extent attributable to the ownership or operation of the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(J)    Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account or the TEP Collateral Account unless the Administrative Agent, the Majority Lenders and the Majority Class B Lenders shall have consented thereto (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Administrative Agent; provided that if the Majority Class B Lenders have not affirmatively disapproved such addition, termination or substitution in writing within five (5) Business Days of receiving notice of such addition, termination or substitution and the Administrative Agent has otherwise approved such addition, termination or substitution, such addition, termination or substitution shall be deemed approved) after having received at least thirty (30) days’ prior written notice thereof. Notwithstanding the foregoing, the Borrower neither has nor shall have any control over the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account or the TEP Collateral Account. For the avoidance of doubt, any Financing Fund Contributions shall not be controlled or distributed through the Paying Agent Accounts.

(K)    Collections. (i) Deposit at any time Collections into any bank account other than in accordance with Section 5.1(R), (ii) make any change to the payment instructions to a Financing Fund, a Managing Member or SAP in respect of the Solar Asset Owner Member Interests to any other destination other than the Collection Account, (iii)  make any change to the payment instructions to any Eligible Hedged SREC Counterparty or direct any Eligible Hedged SREC Counterparty to make any Hedged SREC Payments to go to any destination other than the Collection Account, or (iv) permit the assets of any Person (other than the Borrower) to be deposited into the Collection Account.

(L)    Amendments to Transaction Documents. Without the consent of the Administrative Agent and subject to Section 10.2, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Assets and/or Solar Asset Owner Subsidiaries to be transferred in in accordance with the Sale and Contribution Agreement, (ii) supplements identifying Solar Assets to be financed in connection with each Funding Date, (iii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document, and (iv) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections.

(M)    Bankruptcy of Tax Equity Parties. Without the consent of the Administrative Agent, the Borrower shall not, directly or indirectly, cause the institution of bankruptcy or insolvency proceedings against a Tax Equity Party.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 5.3.    Covenants Regarding the Solar Asset Owner Member Interests    . The Borrower covenants and agrees, that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower shall:

(A)determine whether or not to exercise each Purchase Option in accordance with the Purchase Standard. The Borrower will make such determination, and if it determines to do so, will exercise such Purchase Option, no later than 60 days following the related Call Date in accordance with the terms and conditions of the related Financing Fund LLCA. Such determination will take into account whether sufficient funds are available in the Supplemental Reserve Account to pay the related Purchase Option Price, and if such funds are not then available in the Supplemental Reserve Account, the Borrower shall make a determination, in accordance with the Purchase Standard, whether to exercise such Purchase Option as soon thereafter as such funds are available in the Supplemental Reserve Account. Upon the Borrower’s exercise and completion of a Purchase Option, the Borrower shall (i) instruct the related Financing Fund to pay all distributions to be made by such Financing Fund to the Borrower in respect of the Managing Member Interests and the Tax Equity Investor Interests directly to the Collection Account and deliver to the Administrative Agent the original certificate of the related Managing Member Interests and the related Tax Equity Investor Interests together with instruments of transfer executed in blank, (ii) cause the Managing Members to execute and deliver to the Administrative Agent an Accession Agreement to the Pledge Agreement covering the Tax Equity Investor Interest acquired pursuant to the Purchase Option, and (iii) cause the Managing Members to amend the related Financing Fund LLCA to require such Financing Fund to have at all times an Independent Director;

(B)(x) cause the Managing Members (i) to cause each Financing Fund to make all Managing Member Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any Managing Member Distributions received by the Managing Members and (y) cause SAP to (i) make all SAP Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any SAP Distributions received by SAP;

(C)cause each of the Managing Members and SAP to comply with the provisions of its operating agreement and not to take any action that would cause the Managing Members to violate the provisions of the related Financing Fund LLCA;

(D)cause each of the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

(E)not permit or consent to the admission of any new member of the Managing Members or SAP other than a successor independent member in accordance with the provisions of their respective operating agreements;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(F)cause the Managing Members not to permit or consent to the admission of any new member of a Financing Fund other than pursuant to the exercise of a Purchase Option by the Managing Member;

(G)cause the Managing Members not to make any material amendment to a Financing Fund LLCA that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders and cause the Managing Members and SAP not to make any material amendment to their respective operating agreements that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

(H)cause the Managing Members on its own behalf and on behalf of each Financing Fund (i) to comply with and enforce the provisions of the Tax Loss Insurance Policies and (ii) not to consent to any amendment to a Tax Loss Insurance Policy to the extent that such amendment could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

(I)cause the Managing Members to cause each Financing Fund to (i) comply with the provisions of each respective Financing Fund LLCA and (ii) not take any action that would violate the provisions of such Financing Fund LLCA, and cause the Managing Members and SAP to not to make any material amendment to their respective operating agreement that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

(J)    cause the Managing Members to cause each Financing Fund and cause the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the SAP Financing Documents, the SAP NTP Financing Documents and the Tax Equity Financing Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

(K)cause the Managing Members to cause the related Financing Funds not to incur any indebtedness or sell, dispose of or other encumber any of its assets other than as permitted by the Transaction Documents; and

(L)cause the Managing Members to obtain the consent of the Administrative Agent for any action taken under Section 6.2(b) of each Financing Fund LLCA or any action that could reasonably be expected to cause a Material Adverse Effect.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE VI
EVENTS OF DEFAULT

Section 6.1.    Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):

(A)    Non‑Payment. (i) The Borrower shall fail to make any required payment of principal (including any payment required to be made to cure a Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency) or interest when due hereunder and such failure shall continue unremedied for two (2) Business Days after the day such payment is due or (ii) the Borrower shall fail to pay the Aggregate Outstanding Advances by the Maturity Date, or (iii) the Borrower shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this sub‑clause (iii) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower obtained knowledge of such failure.

(B)    Representations. Any representation or warranty made or deemed made by the Borrower (other than pursuant to Section 4.1(U) hereof or, with respect to the Parent only, Section 4.1(L) hereof), the Seller, the Parent, the Facility Administrator, the Managing Members or SAP herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of the date of receipt by the Borrower, the Parent, the Seller, the Facility Administrator, the Managing Members or SAP as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Parent, the Facility Administrator, the Seller, the Managing Members or SAP, as the case may be, of such failure.

(C)    Covenants. The Borrower, the Seller, the Facility Administrator, the Managing Members or SAP shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document which has not been cured within thirty (30) days from the earlier of the date of receipt by the Borrower, the Facility Administrator, the Managing Members or SAP, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Facility Administrator, the Managing Members or SAP, as the case may be, of such failure.

(D)    Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of the Seller, the Borrower, the Parent, the Facility Administrator, a Managing Member or SAP.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(E)    Insolvency Event. An Insolvency Event shall have occurred with respect to Parent, the Seller, Borrower, the Facility Administrator, a Managing Member, SAP or a Financing Fund.

(F)    Breach of Parent Guaranty; Failure to Pay Liquidated Damages Amounts. Any failure by Parent to perform under the Parent Guaranty; provided that a breach by Parent of the Financial Covenants is not an Event of Default hereunder, or any failure of TEP Developer or TEP Resources to pay Liquidated Damages Amounts pursuant to the Sale and Contribution Agreements.

(G)    ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of the Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

(H)    Borrowing Base Deficiency. A Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency continues for more than two (2) Business Days.

(I)    Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of $150,000 and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than Agent’s Liens are Permitted Liens or Permitted Equity Liens; provided that if such cessation in security interest is due to Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).

(J)    Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non‑appealable judgment against any Relevant Party in excess of $250,000 or the Parent in excess of $1,000,000, in each case over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.

(K)    1940 Act. Any Relevant Party becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.

(L)    Hedging. Failure of the Borrower to maintain Hedge Agreements satisfying the Hedge Requirements and such failure continues for five (5) Business Days or any Hedge Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within ten Business Days.

(M)    Change of Control. The occurrence of a Change of Control.

(N)    Financing Fund Material Adverse Effect. The occurrence of any event that results in a Material Adverse Effect (as defined in the Financing Fund LLCA) with respect to a Managing Member or a Financing Fund.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(O)    Replacement of Manager. The Manager resigns, removed or is replaced under a Management Agreement or a Servicing Agreement and, in each case, a replacement Manager, acceptable to the Administrative Agent has not accepted an appointment under such agreement within 60 days of such resignation or removal.

(P)    Parent Material Adverse Effect. A representation or warranty made or deemed made by the Borrower pursuant to Section 4.1(L) hereof regarding the Parent shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within ninety (90) days from the earlier of the date of receipt by the Borrower of written notice from the Administrative Agent of such failure by the Borrower.

(Q)    Resignation or Removal of Managing Member. A Managing Member resigns or is removed under a Financing Fund LLCA.

(R)     Cross Default. The occurrence of an "Event of Default" under the TEP II Credit Agreement.

(S)     TEP IV-B Tax Loss Insurance Policy. TEP IV-B (or Parent or an affiliate thereof on behalf of such Financing Fund) fails to procure a Tax Loss Insurance Policy by ~~January 31~~February 28, 2020.

Section 6.2.    Remedies. If any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Majority Lenders, by written notice to the Borrower and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower in any manner permitted under applicable law:

(A)    declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind;

(B)    declare the principal of and any accrued interest in respect of the Class A Advances, the Class B Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, upon the occurrence of an Insolvency Event with respect to the Borrower, the principal of and any accrued interest in respect of the Advances and all other Obligations owing hereunder shall be immediately due and payable without any notice to the Borrower or Lenders;

(C)    if the Facility Administrator is Sunnova Management, replace the Facility Administrator with a Successor Facility Administrator in accordance with the Facility Administration Agreement; and/or

(D)    foreclose on and liquidate the Collateral or to the extent permitted by the Tax Equity Financing Documents, the Solar Assets owned by a Financing Fund, and pursue all

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

other remedies available under the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty and the other Transaction Documents, subject to the terms of the Tax Equity Financing Documents.

Section 6.3.    Class B Lender Purchase Option (A) If an Event of Default other than an Event of Default described in Section 6.1(E) shall occur and be continuing and the Administrative Agent shall not have declared all Obligations under this Agreement or any of the other Transaction Documents to be immediately due and payable, the Class B Lenders shall have the option at any time to purchase all (but not less than all) of the Class A Advances then outstanding and all related Obligations owing by the Borrower to the Class A Lenders (solely in such capacity) from the Class A Lenders (the “Class B Lender Purchase Option”) with the consent of all the Class A Lenders. At any time that the Class B Lender Purchase Option is available to the Class B Lenders, any Class B Lender may request that the Class A Lenders provide such Class B Lender with a statement setting forth the aggregate amount of all the Class A Advances then outstanding and all related Obligations owed by the Borrower to the Class A Lenders (solely in such capacity). Within ten (10) Business Days after the receipt of such statement, the requesting Class B Lender shall provide written notice to the Class A Lenders whether such Class B Lender would like to exercise the Class B Lender Purchase Option. Upon receipt of a notice that a Class B Lender would like to exercise the Class B Lender Purchase Option, the Class A Lenders shall promptly notify such Class B Lender whether the Class A Lenders will consent to a sale. If any or all of the Class B Lenders shall have elected to exercise the Class B Lender Purchase Option and the Class A Lenders shall have consented to a sale, the Class A Lenders and applicable Class B Lenders shall agree to a purchase and sale date and make such purchase and sale in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrower in accordance with the terms hereof for claims accruing prior to such sale date.

(B)    If an Event of Default shall occur and be continuing and the Majority Lenders shall have declared an Event of Default that has not been waived, the Class B Lenders shall have the option at any time to exercise the Class B Lender Purchase Option. Any or all of the Class B Lenders may exercise such Class B Lender Purchase Option upon written notice to the Class A Lenders, which notice shall be irrevocable. On the date specified by the participating Class B Lenders in such notice (which shall not be more than ten (10) Business Days after the receipt by the Class A Lenders of such notice), the Class A Lenders shall sell to the Class B Lenders, and the Class B Lenders shall purchase from the Class A Lenders, the Class A Advances then outstanding and all Obligations owed by the Borrower to the Class A Lenders (solely in such capacity) in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrower in accordance with the terms hereof for claims accruing prior to such sale date.
(C)     Upon the date of a purchase and sale pursuant to this Section 6.3, the Class B Lenders shall (i) pay to the Class A Lenders as the purchase price therefor the full amount of all the Class A Advances and all Obligations owed by the Borrower to the Class A Lenders (solely in such capacity) then outstanding and unpaid including principal, interest, fees, any Liquidation Fee as in effect on the date thereof and expenses, including attorneys’ fees and legal expenses, (ii) reimburse the Class A Lenders for any loss, cost, damage or expense (including attorneys’ fees and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Obligations owing to the Class A Lenders (solely in such capacity), and/or as to which the Class A Lenders have not yet received final payment (and, in each case, all of such payments shall be made without offset, deduction or defense), (iii) reimburse the Class A Lenders for the amount of all liabilities (without duplication) that such Class A Lenders have incurred in the nature of indemnification obligations of the Borrower hereunder which have resulted in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Class A Lenders, and (iv) agree to indemnify and hold harmless the Class A Lenders from and against any loss, liability, claim, damage or expense (including fees and expenses of legal counsel) arising out of any claim asserted by a third party as a direct result of any acts by the Class B Lenders occurring after the date of such purchase. The Class A Lenders shall provide a reasonably detailed statement of the purchase price and other sums set forth in clauses (i) through (iii) above to the Class B Lenders, and the Class B Lenders shall remit such purchase price and other sums in clauses (i) through (iii) above by wire transfer in federal funds to such bank account of the Class A Lenders as the Class A Lenders may designate in writing to the Class B Lenders for such purpose. Interest shall be calculated through the Business Day on which such purchase and sale shall occur if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account prior to 1:00 p.m., New York time and interest shall be calculated to and include the next Business Day if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account later than 1:00 p.m., New York time. Such purchase shall be expressly made without representation or warranty of any kind by the Class A Lenders as to the Obligations owing to the Class A Lenders (solely in such capacity) or otherwise and without recourse to the Class A Lenders, except that the Class A Lenders shall represent and warrant: (a) the amount of Obligations owing to the Class A Lenders (solely in such capacity) being purchased and that the purchase price and other sums payable by the Class B Lenders are true, correct and accurate amounts, (b) that the Class A Lenders shall convey the Obligations owing to the Class A Lenders (solely in such capacity) free and clear of any Liens or encumbrances of the Class A Lenders or created or suffered by the Class A Lenders, (c) as to all claims made or threatened in writing against the Class A Lenders related to the Obligations owing to the Class A Lenders (solely in such capacity), and (d) the Class A Lenders are duly authorized to assign the Obligations owing to the Class A Lenders (solely in such capacity).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 6.4.    Sale of Collateral (A) The power to effect any sale of any portion of the Collateral upon the occurrence and during the continuance of an Event of Default pursuant to this Article VI, the Security Agreement and the Pledge Agreement shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until all Collateral shall have been sold or until all Obligations (other than contingent obligations not then due) hereunder have been paid in full. The Administrative Agent acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(B)    Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, in its discretion, and shall, upon the written request of the Majority Lenders, by written notice to the Borrower and the Lenders sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit (including pursuant to a “credit sale” to a Lender or an assignee thereof) or for future delivery, and upon such other terms as the Administrative Agent may require. Notwithstanding the foregoing, prior to the consummation of any sale of the Collateral pursuant to this Article VI and any other Transaction Document (either private or public), the Administrative Agent shall first offer the Class B Lenders the opportunity to purchase the Collateral for a purchase price equal to the greater of (x) the fair market value of the Collateral and (y) the aggregate outstanding principal balance of the Class A Advances, plus accrued interest thereon and fees owed thereto (such right, the “Right of First Refusal”). If the Class B Lenders do not exercise the Right of First Refusal within two (2) Business Days of receipt thereof, then the Administrative Agent shall sell the Collateral as otherwise set forth in this Section 6.4 and pursuant to the other Transaction Documents; provided, further, that if the Class B Lenders do not exercise the Right of First Refusal and the Administrative Agent elects to sell the Collateral in a private sale to a third party, then prior to the sale thereof, the Administrative Agent shall offer the Class B Lenders the opportunity to purchase the Collateral for the purchase price being offered by such third party, and the Class B Lenders shall have two (2) Business Days to accept such offer.
ARTICLE VII
THE ADMINISTRATIVE AGENT AND FUNDING AGENTS
Section 7.1.    Appointment; Nature of Relationship. The Administrative Agent is appointed by the Funding Agents and the Lenders (and by each Qualifying Hedge Counterparty by execution of a Qualifying Hedge Counterparty Joinder, if applicable) as the Administrative Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders and each Qualifying Hedge Counterparty irrevocably authorizes the Administrative Agent to act as the contractual representative of such Funding Agent and such Lender and such Qualifying Hedge Counterparty with the rights and duties expressly set forth herein and in the other Transaction

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender or any Qualifying Hedge Counterparty by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’, the Lenders’ and each Qualifying Hedge Counterparty’s contractual representative, the Administrative Agent (A) does not assume any fiduciary duties to any of the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, (B) is a “representative” of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty within the meaning of Section 9‑102 of the UCC as in effect in the State of New York, and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty agree to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent, each Lender and each Qualifying Hedge Counterparty waives.
Section 7.2.    Powers. The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Funding Agents, the Lenders or to any Qualifying Hedge Counterparty, or any obligation to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.
Section 7.3.    General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Funding Agents, the Lenders, or any Qualifying Hedge Counterparty for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.
Section 7.4.    No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc.. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default or Event of Default, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Funding Agent, any Lender or any Qualifying Hedge Counterparty for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of its respective Affiliates.
Section 7.5.    Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
Section 7.6.    Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as the Administrative Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys‑in‑fact and shall not be answerable to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys‑in‑fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Funding Agents, the Lenders or any Qualifying Hedge Counterparty and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Transaction Document.
Section 7.7.    Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Class A Loan Note, Class B Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.
Section 7.8.    The Administrative Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders agree to reimburse and indemnify (on a pro rata basis based on the Class A Lender

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Group Percentages and the Class B Lender Group Percentages, as applicable) the Administrative Agent (A) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other reasonable and documented expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.
Section 7.9.    Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
Section 7.10.    Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.
Section 7.11.    Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Funding Agents, each Qualifying Hedge Counterparty, the Verification Agent, the Paying Agent and the Borrower and the Administrative Agent may be removed at any time for cause by written notice received by the Administrative Agent from the Majority Lenders. Upon any such resignation or removal, the Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

successor Administrative Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the exiting Administrative Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent (but only if such successor is reasonably acceptable to each Lender) or petition a court of competent jurisdiction to appoint a successor Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Administrative Agent, and the exiting Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Transaction Documents.
Section 7.12.    Transaction Documents; Further Assurances. (A) Each Non-Conduit Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent. Each Lender, each Funding Agent and each Qualifying Hedge Counterparty agrees that no Lender, no Funding Agent and no Qualifying Hedge Counterparty, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Lenders, the Funding Agents and each Qualifying Hedge Counterparty upon the terms of the Transaction Documents.
(B)    Any Funding Agent may (in their sole discretion and expense), at any time, have their Advances rated by Moody’s, S&P, DBRS, Inc., A.M. Best or Kroll Bond Rating Agency, Inc. Any such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement. The Borrower, Sunnova Management, and the Parent shall provide reasonable assistance to obtain such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to the exercise of any rights of the Borrower or Sunnova Management under this Agreement. Any costs or fees associated with the rating of the Advances shall be borne by the Funding Agent and the Lenders.

Section 7.13.    Collateral Review. (A) Prior to the occurrence of an Event of Default, the Administrative Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrower), upon reasonable notice, perform

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

(B)    After the occurrence of and during the continuance of an Event of Default, the Administrative Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

Section 7.14.    Funding Agent Appointment; Nature of Relationship. Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9‑102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

Section 7.15.    Funding Agent Powers. Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Funding Agent shall have any implied duties or fiduciary duties to the Lenders in its Lender Group, or any obligation to such Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.

Section 7.16.    Funding Agent General Immunity. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.17.    Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default, Event of Default, Potential Amortization Event or Amortization Event, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. No Funding Agent shall be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates.
Section 7.18.    Funding Agent Action on Instructions of Lenders. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Lenders in its Lender Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Lenders. Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
Section 7.19.    Funding Agent Employment of Agents and Counsel. Each Funding Agent may execute any of its duties as a Funding Agent hereunder by or through employees, agents, and attorneys‑in‑fact and shall not be answerable to the Lenders in its Lender Group, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys‑in‑fact selected by it with reasonable care. Each Funding Agent, at the expense of the Non-Conduit Lenders, shall be entitled to advice of counsel concerning the contractual arrangement between such Funding Agent and the Lenders in its Lender Group and all matters pertaining to such Funding Agent’s duties hereunder and under any other Transaction Document.
Section 7.20.    Funding Agent Reliance on Documents; Counsel. Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.
Section 7.21.    Funding Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders in each Lender Group agree to reimburse and indemnify (on a pro rata basis based upon the applicable Lender Group Percentages) the Funding Agent in their Lender Group (A) for any amounts not reimbursed by the Borrower for which such Funding Agent is entitled to reimbursement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

by the Borrower under the Transaction Documents, (B) for any other reasonable and documented expenses incurred by such Funding Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.
Section 7.22.    Funding Agent Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, each Funding Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
Section 7.23.    Funding Agent Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon its Funding Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.
Section 7.24.    Funding Agent Successor Funding Agent. Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Administrative Agent and the Borrower, and such Funding Agent may be removed at any time for cause by written notice received by the Lenders in its Lender Group. Upon any such resignation or removal, the Lenders in a Lender Group shall have the right to appoint a successor Funding Agent. If no successor Funding Agent shall have been so appointed by such Lenders and shall have accepted such appointment within thirty 30 days after the exiting Funding Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Funding Agent may appoint, on behalf of the Lenders

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

in its Lender Group, a successor Funding Agent (but only if such successor is reasonably acceptable to each such Lender) or petition a court of competent jurisdiction to appoint a successor Funding Agent. Upon the acceptance of any appointment as a Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Funding Agent, and the exiting Funding Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Funding Agent’s resignation hereunder as Funding Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Funding Agent hereunder and under the other Transaction Documents. Notwithstanding any provision in this Section 7.24 to the contrary, any Funding Agent that has provided notice of its resignation or has been provided notice of its removal shall be required to serve as Funding Agent until its successor has assumed such role.
Section 7.25.    Funding Agent Transaction Documents; Further Assurances. Each Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.
ARTICLE VIII
ADMINISTRATION AND SERVICING OF THE COLLATERAL
Section 8.1.    Management Agreements/Servicing Agreements/Facility Administration Agreement .
(A)    Each Management Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect to the Solar Assets and other matters addressed in the Management Agreements, and reference is hereby made to the Management Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the Borrower) and each Relevant Party that is party to a Management Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Management Agreement and (ii) promptly notify the Administrative Agent of any notice to Borrower, a Managing Member or SAP of any material default under any Management Agreement.
(B)    Each Servicing Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect to the Solar Assets and other matters addressed in the Servicing Agreement, and reference is hereby made to the Servicing Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Borrower) and each Relevant Party that is party to a Servicing Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Servicing Agreement and (ii) promptly notify the Administrative Agent of any notice to Borrower, a Managing Member or SAP of any material default under any Servicing Agreement.
(C)     The Facility Administration Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Facility Administrator with respect to the Collateral and other matters addressed in the Facility Administration Agreement, and reference is hereby made to the Facility Administration Agreement for a detailed statement of said covenants and obligations of the Facility Administrator thereunder. The Borrower agrees that (i) the Administrative Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of the Borrower under the Facility Administration Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing and (ii) upon the occurrence and during the continuation of an Event of Default, the Majority Class B Lenders may request that the Administrative Agent, in the Administrative Agent’s name or (to the extent required by law) in the name of the Borrower, and the Administrative Agent may (but is not required to) enforce all rights of such Borrower under the Facility Administration Agreement for an on behalf of the Lenders.
(B)    Promptly following a request from the Administrative Agent (acting at the direction of the Majority Lenders or, upon the occurrence and during the continuation of an Event of Default, the Majority Class B Lenders) to do so, the Borrower shall take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by the Facility Administrator of each of its obligations to the Borrower and with respect to the Collateral under or in connection with the Facility Administration Agreement in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Facility Administration Agreement to the extent and in the manner directed by the Administrative Agent, including the transmission of notices of default on the part of the Facility Administrator thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Facility Administrator of each of its obligations under the Facility Administration Agreement.
(C)    The Borrower shall not waive any default by the Facility Administrator under the Facility Administration Agreement without the written consent of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such waiver in writing within five (5) Business Days of receiving notice of such waiver and the Majority Lenders have otherwise approved such waiver, such waiver shall be deemed approved).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(D)    The Administrative Agent does not assume any duty or obligation of the Borrower under the Facility Administration Agreement and the rights given to the Administrative Agent thereunder are subject to the provisions of Article VII.
(E)    The Borrower has not and will not provide any payment instructions to any of the Managing Members, SAP or a Financing Fund that are inconsistent with the Facility Administration Agreement or this Agreement.
(F)    With respect to the Facility Administrator’s obligations under Section 3.3 of the Facility Administration Agreement, the Administrative Agent shall not have any responsibility to the Borrower, the Facility Administrator or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Facility Administrator; provided that the Administrative Agent shall be authorized, upon receipt of written direction from Facility Administrator directing the Administrative Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Administrative Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Facility Administrator has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Administrative Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Administrative Agent’s purposes and that the Administrative Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Administrative Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountants (including to the Lenders). Notwithstanding the foregoing, in no event shall the Administrative Agent be required to execute any agreement in respect of the independent accountant that the Administrative Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Administrative Agent.
Section 8.2.    Accounts.
(A)    Establishment. The Borrower has established and shall maintain or cause to be maintained:
(i)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Supplemental Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iii)     for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iv)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “SAP Revenue Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties; and
(v)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”, and together with the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account and the Takeout Transaction Account, each a “Paying Agent Account” and collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties.
(B)    [Reserved].
(C)    Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.7(D), be made in the following manner:
(i)    On the Closing Date, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Required Balance as of such date;
(ii)    From the proceeds of Advances hereunder, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account amounts necessary to maintain on deposit therein an amount equal to or in excess of the Liquidity Reserve Account Required Balance as of the date of each such Advance, and on each Payment Date, the Facility

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the Liquidity Reserve Account;
(iii)    If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Sections 2.7(B)(i) through (iii), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report delivered pursuant to Section 3.1 of the Facility Administration Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iii);
(iv)    Upon the occurrence of an Event of Default, the Administrative Agent (or the Facility Administrator with the written consent of the Administrative Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.7(B);
(v)    On the earliest to occur of (a) the Maturity Date, (b) an Amortization Event (other than an Event of Default) and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), and the Facility Administrator or the Borrower shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B);
(vi)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Liquidity Reserve Account are greater than the Liquidity Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Liquidity Reserve Account Required Balance from the Liquidity Reserve Account and disburse such amounts into the TEP Collateral Account; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(vii)    On any Payment Date, if, as set forth on the Facility Administrator Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances (whether or not then due and payable) and all other amounts due and payable hereunder, then the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of all Advances (whether or not then due and payable).
Notwithstanding anything in this Section 8.2(C) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Liquidity Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Liquidity Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Liquidity Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, and if any withdrawals from the Liquidity Reserve Account will be required under this Section 8.2(C) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Liquidity Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account or amounts in or credited to the Liquidity Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(C), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(C) shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Liquidity Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Liquidity Reserve Account Required Balance, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Liquidity Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Liquidity Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xvi) or (xvii) of Section 2.7(B) or clauses (v) or (vi) of Section 2.7(C).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Liquidity Reserve Account, except as expressly required pursuant to this Section 8.2(C).
(D)    Deposits and Withdrawals from the Supplemental Reserve Account. Deposits into, and withdrawals from, the Supplemental Reserve Account shall, subject to Section 2.7(D), be made in the following manner:
(i)    On each Payment Date, to the extent of Distributable Collections and in accordance with and subject to the priority of payments set forth in Section 2.7(B), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account an amount equal to the Supplemental Reserve Account Deposit until the amount on deposit equals the Supplemental Reserve Account Required Balance.
(ii)    On each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), if any, and the Borrower may, at its option, deposit additional funds into the Supplemental Reserve Account;
(iii)    The Paying Agent shall release funds from the Supplemental Reserve Account to pay the following amounts upon direction from the Facility Administrator set forth in an Officer’s Certificate (no more than once per calendar month) in the following order of priority:

(a)
the costs (inclusive of labor costs) of replacement of any Inverter that no longer has the benefit of a Manufacturer Warranty and for which (1) the Manager is not obligated under the related Management Agreement to cover the replacement costs of such Inverter (or if so obligated, has failed to pay such costs) and the related Financing Fund has insufficient funds to pay replacement costs for such Inverter or (2) the Facility Administrator in its role as Manager has paid under the related Management Agreement;

(b)
the amount of any deductible in connection with each claim paid by the Tax Loss Insurer under the related Tax Loss Insurance Policy plus the amount of the difference, if any, between (1) the amount of a Tax

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Loss Indemnity and (2) the sum of the amount of proceeds of a Tax Loss Insurance Policy received by a Financing Fund, as loss payee under such Tax Loss Insurance Policy with respect to the Tax Loss Indemnity and the amount of any deductible in connection therewith; and

(c)	each Purchase Option Price when due and payable under the terms of a Financing Fund LLCA upon exercise by the related Managing Member of the related Purchase Option.
(iv)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Supplemental Reserve Account are greater than the Supplemental Reserve Account Required Balance (after giving effect to all other distributions and disbursements and all releases and withdrawals on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Supplemental Reserve Account Required Balance from the Supplemental Reserve Account and disburse such amounts into the TEP Collateral Account;
(v)    If on any Payment Date (after giving effect to any withdrawals from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Sections 2.7(B)(i) through (iii) on such Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw from the Supplemental Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Supplemental Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iii); and
(vi)    If on any Payment Date, the Borrower has provided notice to the Administrative Agent that (1) a Managing Member has irrevocably provided notice to the related Tax Equity Investor that it will not exercise the related Purchase Option or (2) the period in which such Purchase Option may be exercised under the related Financing Fund LLCA has expired and cannot be extended, the Borrower may direct the Paying Agent, to withdraw from the Supplemental Reserve Account any amounts on deposit therein in respect of clause (ii)(a) of the definition of “Supplemental Reserve Account Required Balance” and deposit such amounts into the Collection Account for application in accordance with Section 2.7; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(vii)    On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the Supplemental Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).

Notwithstanding anything in this Section 8.2(D) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Supplemental Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Supplemental Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Supplemental Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Supplemental Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, and if any withdrawals from the Supplemental Reserve Account will be required under this Section 8.2(D) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Supplemental Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Supplemental Reserve Account or amounts in or credited to the Supplemental Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(D), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(D) shall be held as an asset of the Supplemental Reserve Account and valued for purposes of determining the amount on deposit in the Supplemental Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Supplemental Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Supplemental Reserve Account Required Balance, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Supplemental Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Supplemental Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xvi) or (xvii) of Section 2.7(B) or clauses (v) or (vi) of Section 2.7(C).
Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Supplemental Reserve Account, except as expressly required pursuant to this Section 8.2(D).

    (E)    Deposits and Withdrawals from the SAP Revenue Account. Deposits into the SAP Revenue Account shall be made consistent with Section 5.1(R). The Paying Agent shall withdraw all amounts on deposit in the SAP Revenue Account in excess of $25,000 on the first Business Day of each calendar month and remit such amounts to the Collection Account. The Manager shall be permitted to withdraw up to $25,000 in the aggregate during each Collection Period from the SAP Revenue Account to pay Operational Amounts in accordance with the related SAP Financing Documents. On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the SAP Revenue and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(F)    Paying Agent Account Control. (i) Each Paying Agent Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Closing Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.

(ii)    Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary for and in the name of the Borrower, subject to the lien of the Administrative Agent, for the benefit of the Secured Parties.  The Paying Agent shall treat the Administrative Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.

(iii)    The Paying Agent hereby confirms and agrees that:

(a)    the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Administrative Agent and the Borrower;

(b)    all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower or any other Person, payable to the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;

(c)    all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrower Account in accordance with the terms of this Agreement;

(d)    each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower and the Facility Administrator as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and

(e)    notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Administrative Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower or the Facility Administrator; provided that, notwithstanding the foregoing, the Administrative Agent hereby authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower or the Facility Administrator, on its behalf, pursuant to Section 2.7 or this Section 8.2.

(iv)    The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

(v)    If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Facility Administrator or any other Person. Neither the Facility Administrator nor the Borrower shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.7 or this Section 8.2.

(vi)    In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

(vii)    Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

(viii)    If, at any time, the Paying Agent resigns, is removed hereunder or ceases to meet the eligibility requirements of an Eligible Institution, the Facility Administrator, for the benefit of the Administrative Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Supplemental Reserve Account, Liquidity Reserve

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Account, the SAP Revenue Account, and Takeout Transaction Account meeting the conditions specified above with an Eligible Institution reasonably acceptable to the Administrative Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, or Takeout Transaction Account, as applicable. From the date such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, or Takeout Transaction Account is established, it shall be the “Collection Account,” “Supplemental Reserve Account,” “Liquidity Reserve Account,” “SAP Revenue Account,” or “Takeout Transaction Account” hereunder, as applicable.

(G)    Permitted Investments. Prior to an Event of Default, the Facility Administrator (and after an Event of Default, the Administrative Agent) may direct each banking institution at which the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, or Takeout Transaction Account shall be established, in writing, to invest the funds held in such accounts in one or more Permitted Investments. Absent such written direction, such funds shall remain uninvested. All investments of funds on deposit in the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, or Takeout Transaction Account shall be uninvested so that such funds will be available on the Business Day immediately preceding the date on which the funds are to be disbursed from such account, unless otherwise expressly set forth herein. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, and Takeout Transaction Account shall be that of the Borrower, and the Borrower shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.

Section 8.3.    Adjustments. If the Facility Administrator makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Facility Administrator shall appropriately adjust the amounts subsequently deposited into the applicable account or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Asset in respect of which a dishonored check is received shall be deemed not to have been paid.

ARTICLE IX
THE PAYING AGENT

Section 9.1.    Appointment. The appointment of Wells Fargo Bank, National Association is hereby confirmed by the other parties hereto (other than the Verification Agent) as Paying Agent, and accepts such appointment subject to the terms of this Agreement.

Section 9.2.    Representations and Warranties. The Paying Agent represents to the other parties hereto as follows:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(A)    Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.
(B)    Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.
(C)    Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.
(D)    No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.
Section 9.3.    Limitation of Liability of the Paying Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Bank, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.
Section 9.4.    Certain Matters Affecting the Paying Agent. Notwithstanding anything herein to the contrary:
(A)    The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(B)    The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.
(C)    The Paying Agent shall not be liable for any action taken or any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts.
(D)    The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.
(E)    None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.
(F)    The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall be under no obligation to inquire as to the adequacy, content, accuracy or sufficiency of any such information or be under any obligation to make any calculation (or re-calculation), certification, or verification in respect of any such information and shall not be liable for any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.
(G)    Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.

(H)    The Paying Agent, at the expense of the Borrower, may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel; provided however that such costs of counsel are reasonable and documented. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent's reasonable and documented attorney's fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.

(I)    The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.

(J)    Except as provided expressly in Section 8.2(G) hereof, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.

(K)    The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

or nominees appointed with due care, and shall not be responsible for any action or omission on the part of any agent, attorney, custodian or nominee so appointed.

(L)    Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(M)    In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.

(N)    In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.

(O)    Knowledge of the Paying Agent shall not be attributed or imputed to any affiliate, line of business, or other division of Wells Fargo Bank, National Association (and vice versa).

(P)    The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.

(Q)    Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Wells Fargo Bank, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

hereby waive any conflict of interest presented by such service. Wells Fargo Bank, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Wells Fargo Bank, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction Document shall in any way be deemed to restrict the right of Wells Fargo Bank, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Wells Fargo Bank, National Association hereunder or under any other Transaction Document.

(R)    The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.

(S)    The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including any Event of Default, Amortization Event or any other default and including the sending of any notice) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Amortization Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information provided to be delivered under this Agreement to the Paying Agent; and knowledge or information acquired by any Responsible Officer of the Paying Agent in any of its respective capacities hereunder or under any other document related to this transaction, provided that the foregoing shall not relieve the Person acting as Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.

(T)     Except as otherwise provided in this Article IX:

(i)    except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrower or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;

(ii)    whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;

(iv)    under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Wells Fargo Bank, National Association in any of its capacities under the Transaction Documents);

(v)    the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the existence, genuineness, value or protection of any collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or for the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and

(vi)    the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.

(U)    It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.

(V)    The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(W)    In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii) this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Administrative Agent requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Administrative Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.

(X)    The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any of any Person, unless such Person with the requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent's counsel and agents) which may be incurred therein or thereby.

(Y)    The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

(Z)    Notwithstanding anything to the contrary in this Agreement, the Paying Agent shall not be required to take any action that is not in accordance with applicable law.

Section 9.5.    Indemnification. The Borrower and the Facility Administrator (for so long as the Facility Administrator is an Affiliate of the Borrower) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless the Paying Agent, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Paying Agent Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel and court costs) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Paying Agent Indemnified Party of its rights hereunder or thereunder (including rights to indemnification),

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

provided, that none of the Borrower or the Facility Administrator shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Paying Agent Indemnified Parties’ reasonable and documented expenses are intended as expenses of administration.
Section 9.6.    Successor Paying Agent. The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Administrative Agent and, to the extent no Event of Default or Amortization Event has occurred and is continuing, the Borrower, has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Administrative Agent. Upon any such resignation or removal, the Administrative Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrower (unless an Event of Default or Amortization Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrower, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.
ARTICLE X

MISCELLANEOUS
Section 10.1.    Survival. All representations and warranties made by the Borrower and the Facility Administrator herein and all indemnification obligations of the Borrower and the Facility

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrator hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.
Section 10.2.    Amendments, Etc.     (A) No amendment to or waiver of any provision of this Agreement, nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrower; provided that no such amendment or waiver shall (i) reduce the amount of or extend the maturity of any Advance or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, including amending or modifying any of the definitions related to such terms, in each case without the consent of the Lenders affected thereby, (ii) reduce the percentage specified in the definition of the Majority Class B Lenders without the written consent of all Class B Lenders, (iii) reduce the percentage specified in the definition of the Majority Lenders without the written consent of all Lenders, (iv) amend, modify or waive any provision of Sections 7.14 through 7.25 hereof without the written consent of all Funding Agents, (v) modify or amend this Agreement in a manner that could reasonably be expected to materially and adversely affect the Class B Lenders in a manner (economic or otherwise) disproportionate to the Class A Lenders, without the consent of the Class B Lenders, (vi) affect the rights or duties of the Paying Agent, Verification Agent or Facility Administrator under this Agreement without the written consent of such Paying Agent, Verification Agent or Facility Administrator, respectively, or (vii) amend or modify any provision of Section 6.1 or Section 6.2 without the consent of all Lenders. The Borrower agrees to provide notice to each party hereto of any amendments to or waivers of any provision of this Agreement; provided that the Borrower shall provide the Conduit Lender with prompt written notice of any amendment to any provision of this Agreement, prior to such amendment becoming effective.
(B)    Notwithstanding the foregoing or any other provision of this Agreement or any other Transaction Document to the contrary, the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrower may enter into an amendment hereto for the purpose of subdividing the Advances into separate tranches or reallocating the outstanding principal balance of the Advances among the Class A Advances and the Class B Advances; provided, no such amendment may be executed without the consent of all Lenders affected thereby; provided further, that such amendment shall be at the expense of the Lender or Lenders requesting such amendment and that none of the Borrower, Paying Agent or the Administrative Agent need enter into such amendment and no Lender need consent to such amendment if it would have a Material Adverse Effect on the payments, economics or obligations of any such party. Subject to the preceding sentence, each of the Borrower and the Facility Administrator agree to cooperate in effecting any amendment pursuant to this Section 10.2(B).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Notwithstanding anything to the contrary set forth in this Section 10.2, the consent of the Administrative Agent shall not be required for any amendment made in accordance with Sections 5.1(A)(ix) and (x).
Section 10.3.    Notices, Etc.. All notices and other communications provided for hereunder shall be in writing and mailed or delivered by courier or facsimile: (A) if to the Borrower, to the Borrower, at its address at 20 Greenway Plaza, Suite 475, Houston, TX 77046. Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985‑9907, email address: treasury@sunnova.com; notices@sunnova.com; (B) if to the Facility Administrator, at its address at 20 Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985‑9907, email address: treasury@sunnova.com; notices@sunnova.com; (C)  if to the Administrative Agent, the CS Funding Agent, the CS  Non-Conduit Lender or the Class B Lender, at its address at Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor, New York, NY 10010; Conduit and Warehouse Financing (212) 538‑2007; email address: list.afconduitreports@creditsuisse.com; abcp.monitoring@creditsuisse.com; (D) if to the CS Conduit Lender, at its address at Mountcliff Funding LLC, c/o 20 Gates Management LLC, 120 West 45th Street, Suite 3700, New York, NY 10036, Attention: 20 Gates Management / Mountcliff Funding, E-Mail: mountcliff@20gates.com; (E) if to the Paying Agent, at its address at 600 S. 4th Street, MAC N9300-061, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration, E-mail: ctsabsservicer@wellsfargo.com; and (F) in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Facility Administrator Report described in Section 5.1(B) and the Borrowing Base Certificate described in Section 2.4 may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Facility Administrator Report or the Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower. All such notices and communications shall be effective, upon receipt, provided, that notice by facsimile or email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.
Section 10.4.    No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 10.5.    Indemnification. The Borrower agrees to indemnify the Administrative Agent, the Paying Agent, the Successor Facility Administrator, the Verification Agent, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including court costs and fees and expenses of counsel and of enforcing the Borrower’s indemnification obligations

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by the Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back‑up documentation supporting such reimbursement request) for any reasonable and documented legal or other out‑of‑pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to all such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non‑appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent or the Verification Agent, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of their Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non‑Tax Proceeding. The provisions of this Section 10.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent or the Verification Agent. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent and any Paying Agent Indemnified Parties under Section 9.5 of this Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.
Section 10.6.    Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent and the Paying Agent with respect thereto and with respect to advising the Administrative Agent and the Paying Agent as to their respective rights

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

and responsibilities under this Agreement and the other Transaction Documents. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrower acknowledges and agrees that the Administrative Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants selected by the Administrative Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrower in allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrower to the Administrative Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of the Borrower and the Borrower’s valuation of their assets, as well as certain matters related thereto. The reasonable and documented fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of the Borrower. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Administrative Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.
Section 10.7.    Right of Set‑off; Ratable Payments; Relations Among Lenders‑. (A) Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by and other indebtedness incurred pursuant to this Agreement at any time owing to the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set‑off and application; provided that the failure to give such notice shall not affect the validity of such set‑off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set‑off) which the Administrative Agent and the Lenders may have.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(B)    If any Lender, whether by setoff or otherwise, has payment made to it upon its Advances in a greater proportion than that received by any other Lender, such other Lender agrees, promptly upon demand, to purchase a portion of the Advances held by the Lenders so that after such purchase each Lender will hold its ratable share of Advances. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

(C)    Except with respect to the exercise of set‑off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.

(D)    The Lenders are not partners or co‑venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

Section 10.8.    Binding Effect; Assignment. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Verification Agent and the Administrative Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right assign to their rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders, and any assignment by Borrower in violation of this Section 10.8 shall be null and void. Any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights and obligations under this Agreement and any Loan Note to a Federal Reserve Bank and each Conduit Lender may assign its rights and obligations under this Agreement to a Program Support Provider; provided, that no such assignment or pledge shall release the transferor Lender from its obligations hereunder. Each Lender may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including, without limitation, its Commitment, its Loan Notes or its Advances); provided that during the Availability Period, no Lender may transfer or assign any portion of its rights and obligations under this Agreement or any Loan Note to a Disqualified Lender; provided further that each such assignment (A) shall be substantially in the form of Exhibit F hereto or any other form reasonably acceptable to the Administrative Agent and (B) shall either be made (i) to a Permitted Assignee or (ii) to a Person that is acceptable to the Administrative Agent in its reasonable discretion (such consent not to be unreasonably withheld or delayed) unless an Event of Default or Amortization Event shall have occurred and be continuing.

(b)    If any assignment or participation is made to a Disqualified Lender in violation of this Section 10.8, the Borrower may upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) purchase or prepay the Advances held by such Disqualified Lender by paying the lesser of (x) the principal amount thereof and (y) the amount that such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Disqualified Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

Disqualified Lenders (A) will not, absent an Event of Default or consent from the Borrower (x) have the right to receive financial reports that are not publicly available, Facility Administrator Reports or other reports or confidential information provided to Lenders by the Borrower or the Administrative Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrower attended by the Lenders and the Administrative Agent, or (z) access any electronic site maintained by the Borrower or Administrative Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Administrative Agent and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the a bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(c)    Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.17(G)) of a Lender hereunder. Each Funding Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders in its Lender Group, the outstanding principal amounts (and accrued interest) of the Advances owing to each Lender in its Lender Group pursuant to the terms hereof from time to time and any assignment of such outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(d)    Any Lender may, without the consent of the Borrower, sell participation interests in its Advances and obligations hereunder (each such recipient of a participation a “Participant”); provided that after giving effect to the sale of such participation, such Lender’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Lender hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Lender had not sold such participation interest, and the Borrower and the Administrative Agent and the other parties hereto shall continue to deal solely and directly with such Lender and not be obligated to deal with such participant. The Participant shall have no right to affect such Lender’s vote or action with respect to any matter requiring such Lender’s vote or action under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the outstanding principal amounts (and accrued interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103‑1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall have no responsibility for maintaining a Participant Register. Each recipient of a participation shall, to the fullest extent permitted by law, have the same rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.17(G)), hereunder with respect to the rights and benefits so participated as it would have if it were a Lender hereunder, except that no Participant shall be entitled to receive any greater payment under Sections 2.11 or 2.17 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

(e)    Notwithstanding any other provision of this Agreement to the contrary, (i) a Lender may pledge as collateral, or grant a security interest in, all or any portion of its rights in, to and under this Agreement to a security trustee in connection with the funding by such Lender of Advances without the consent of the Borrower; provided that no such pledge or grant shall release such Lender from its obligations under this Agreement and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Administrative Agent or the Borrower, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program.

Section 10.9.    GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 10.10.    Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 10.11.    Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Section 10.12.    Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 10.13.    Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute a loan for U.S. federal income tax purposes.

Section 10.14.    Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e‑mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.15.    Limitations on Liability. None of the members, managers, general or limited partners, officers, employees, agents, shareholders, directors, Affiliates or holders of limited liability company interests of or in the Borrower shall be under any liability to the Administrative Agent or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Lenders, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower, solely the limited liability company obligations of the Borrower. The Borrower and any member, manager, partner, officer, employee, agent, shareholder, director, Affiliate or holder of a limited liability company interest of or in the Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower) respecting any matters arising hereunder.
Section 10.16.    Confidentiality. (A)  Except as otherwise provided herein, the Fee Letters (including such information set forth in any engagement letter, term sheet or proposal prior to the Closing Date that contains fees similar in nature to those in the Fee Letters) (collectively, “Confidential Information”) are confidential. Each of the Borrower, the Facility Administrator, the Paying Agent and the Verification Agent agrees:
(i)    to keep all Confidential Information confidential and to disclose Confidential Information only to those Affiliates, officers, employees, agents, accountants, equity holders, legal counsel and other representatives of the Borrower or its Affiliates (collectively, “Representatives”) who have a need to know such Confidential Information for the purpose of assisting in the negotiation, completion and administration of this Facility;
(ii)    to use the Confidential Information only in connection with the Facility and not for any other purpose; and
(iii)    to maintain and keep in force procedures reasonably designed to cause its Representatives to comply with these provisions and to be responsible for any failure of any Representative to follow those procedures. The provisions of this section 10.16(A) shall not apply to Confidential Information that (a) has been approved for release by written authorization of the appropriate party, or (b) is or hereafter becomes (through a source other than the Borrower, the Facility Administrator, the Paying Agent, the Verification Agent or their respective Affiliates or Representatives) generally available to the public and shall not prohibit the disclosure of Confidential Information to the extent required by applicable Law or by any Governmental Authority or to the extent necessary in connection with the enforcement of any Transaction Document.
The Borrower and the Facility Administrator agree not to provide copies of the Transaction Documents to any prospective investor in, or prospective lender to, the Borrower and the Facility Administrator without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, delayed or conditioned. For the avoidance of doubt, Borrower and the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Facility Administrator or any other affiliate of Parent may provide copies of the Transaction Documents to any potential investor or equity holder in Parent or its affiliates, provided that each such Person shall have been instructed to keep the same confidential in accordance with this Section 10.16.

(B)    Each Lender, each Funding Agent, and the Administrative Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to any permitted assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, in each case on a confidential basis, (iii) to any financing source, dealer, hedge counterparty or other similar party in connection with financing or risk management activities related to the Facility, (iv) to any Commercial Paper rating agency (including by means of a password protected internet website maintained in connection with Rule 17g‑5), (v) to the extent required by applicable Law or by any Governmental Authority, and (vi) to the extent necessary in connection with the enforcement of any Transaction Document.

The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent or the Administrative Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement, (iii) becomes available to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative, (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed, or (v) has been independently developed or acquired by any Lender, any Funding Agent or the Administrative Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent or the Administrative Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.
Section 10.17.    Limited Recourse. All amounts payable by the Borrower on or in respect of the Obligations shall constitute limited recourse obligations of the Borrower secured by, and payable solely from and to the extent of, the Collateral; provided that (A) the foregoing shall not limit in any manner the ability of the Administrative Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents and (C) when any portion of the Collateral is transferred in a transfer permitted under and in accordance with this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of the Borrower against any Affiliate, director, officer, shareholder, manager or agent of the Borrower other than as specified in the Transaction Documents.
Section 10.18.    Customer Identification ‑ USA Patriot Act Notice‑. The Administrative Agent and each Lender hereby notifies the Borrower and the Facility Administrator that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107‑56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower and the Facility Administrator, which information includes the name and address of the Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.
Section 10.19.    Paying Agent Compliance with Applicable Anti‑Terrorism and Anti‑Money Laundering Regulations‑‑. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.
Section 10.20.    Non‑Petition‑. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.
Section 10.21.    No Recourse. (A) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of Title 11 of the Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender.
(B)    The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.
Section 10.22.    [Reserved].
Section 10.23.    Additional Paying Agent Provisions. The parties hereto acknowledge that the Paying Agent shall not be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.
Section 10.24.    Acknowledgement Regarding Any Supported QFCs.     To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.
[Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator

By:    ____________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, New York Branch,
as Administrative Agent and as a Funding Agent

By:	_________________________________
Name:
Title:

By:	_________________________________
Name:
Title:
CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	_________________________________
Name:
Title:

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

U.S. BANK NATIONAL ASSOCIATION,
as Verification Agent

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT A
DEFINED TERMS
“1940 Act” shall mean the Investment Company Act of 1940, as amended.
“A-1 Verification Agent Certification” shall have the meaning set forth in Section 4(a) of the Verification Agent Agreement.
“A-2 Verification Agent Certification” shall have the meaning set forth in Section 4(b) of the Verification Agent Agreement.
“Accession Agreement” shall mean (i) a Security Agreement Supplement in the form of Exhibit B to the Security Agreement, (ii) a Pledge Agreement Joinder in the form of Exhibit A to the Pledge Agreement, (iii) a Joinder Agreement in the form of Exhibit C to the Verification Agent Agreement, (iv) Guaranty Supplement in the form of Exhibit A to the Subsidiary Guaranty and (v) an Subsidiary Supplement in the form of Exhibit A to the Parent Guaranty.
“Additional Solar Assets” shall mean each Eligible Solar Asset that is acquired by a Financing Fund or SAP after the Closing Date and during the Availability Period.
“Adjusted LIBOR Rate” shall mean a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (i) LIBOR by (ii) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Non-Conduit Lender for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.
“Administrative Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account designated by the Administrative Agent from time to time by written notice to the Borrower.
“Advance” shall mean, individually or collectively, as the context may require, a Class A Advance and/or a Class B Advance.
“Affected Party” shall have the meaning set forth in Section ~~2.10~~2.12(B).

A-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or, (ii) is an officer or director of such Person, and in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.
“Affiliated Entity” shall mean any of the Parent, the Facility Administrator (if the Facility Administrator is an Affiliate of the Borrower), the Seller, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.
“Aggregate Commitment” shall mean, on any date of determination, the sum of the Commitments then in effect. The Aggregate Commitment as of the Closing Date shall be equal to $100,000,000.
“Aggregate Discounted Solar Asset Balance” shall mean, on any date of determination, the sum of the Discounted Solar Asset Balances for the Managing Member Interests, the SAP Solar Assets and any Hedged SREC Solar Assets. Any Managing Member Interests, SAP Solar Assets or Hedged SREC Solar Assets that would otherwise be duplicated in computing this sum shall only be counted once.
“Aggregate Outstanding Advances” shall mean, as of any date of determination, the sum of (i) the aggregate principal balance of all Class A Advances outstanding plus (ii) the aggregate principal balance of all Class B Advances outstanding.
“Agreement” shall have the meaning set forth in the introductory paragraph hereof.
“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.
“Amortization Event” shall mean the occurrence of the any of the following events:
(i)a Facility Administrator Termination Event;
(ii)the Solar Asset Payment Level is less than 88.0%;
(iii)the Managing Member Distributions Payment Level is less than 88.0%;

A-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iv)the Default Level is greater than 0.75%;
(v)an Event of Default (whether or not cured by a Tax Equity Investor);
(vi)a Tax Loss Insurance Policy ceases to be of full force and effect or ceases to meet the requirements of the related Tax Equity Facility;
(vii)if Sunnova Management is the Facility Administrator and the sum of (a) the net cash provided by operating activities of Sunnova Management, as reported in any set of quarterly financial statements delivered pursuant to Section 5(q)(ii) of the Parent Guaranty plus (b) unrestricted cash on hand held by Sunnova Management as of the date of such financial statements, shall be negative (for purposes of this clause (viii), the term “net cash” and “operating activities” shall have the meanings attributable to such terms under GAAP); provided, that if (x) on or prior to the date that is fifteen (15) Business Days after the date on which it is determined that such amount is negative, the Parent Guarantor's equity holders, any of their Affiliates and any other Person makes an equity investment to Sunnova Management in cash in an amount not less than such shortfall, and such cash, if so designated by Sunnova Management, be included as unrestricted cash, and (y) any such action described in subclause (x) is communicated to the Administrative Agent in writing, then no Amortization Event shall be deemed to have occurred or be continuing;
(viii)Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 5(r) of the Parent Guaranty;
(ix)the amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date;
(x)the amounts on deposit in the Supplemental Reserve Account are at any time less than the Supplemental Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date; or
(xi)the occurrence of a default under a Sunnova Credit Facility.
“Amortization Period” shall mean the period commencing at the end of the Availability Period.
“Ancillary Solar Service Agreements” shall mean in respect of each Eligible Solar Asset, all agreements and documents ancillary to the Solar Service Agreement associated with such Eligible

A-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Solar Asset, which are entered into with a Host Customer in connection therewith, including any Customer Warranty Agreement.
“Applicable Law” shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.
“Approved Installer” shall mean an installer approved by the Parent to design, procure and install PV Systems on the properties of Host Customers and listed on the Parent’s list of approved installers as of the time of installation of an applicable PV System.
“Approved U.S. Territory” shall initially mean Puerto Rico, Guam and the Northern Mariana Islands and shall mean any other territory of the United States which the Administrative Agent has, in its sole discretion, approved as an Approved U.S. Territory, by providing a written notice to the Borrower regarding the same.
“Approved Vendor” shall mean a manufacturer of Solar Photovoltaic Panels, Inverters or Energy Storage Systems for PV Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System.
“Assignor” shall mean each of Parent, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor and TEP Inventory, as assignors of Solar Assets and/or Solar Asset Owner Subsidiaries pursuant to the Contribution Agreement.
“Availability Period” shall mean the period from the Closing Date until the earlier to occur of (i) the Commitment Termination Date, and (ii) an Amortization Event.
“Bank Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the Base Rate with respect to such Lender on such date.
“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.
“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest,

A-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

as quoted in The Wall Street Journal on such day and (ii) the sum of (a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Funding Agent with respect to such Lender Group from three Federal funds brokers of recognized standing selected by it.
“Base Case Model” shall mean a computer model agreed to by a Managing Member and the related Tax Equity Investor showing the expected economic results from ownership of the PV Systems owned by the related Financing Fund and the assumptions to be used in calculating when the such Tax Equity Investor has reached its target internal rate of return, which is attached as an exhibit to the related Financing Fund LLCA.
“Base Reference Banks” shall mean the principal London offices of Standard Chartered Bank, Lloyds TSB Bank, Royal Bank of Scotland, Deutsche Bank and the investment banking division of Barclays Bank PLC or such other banks as may be appointed by the Administrative Agent with the approval of the Borrower.
“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” has the meaning assigned to the term "affiliate" in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Borrower” shall have the meaning set forth in the introductory paragraph hereof.
“Borrower’s Account” shall mean (i) the bank account of the Borrower, described on Schedule II attached hereto, for the benefit of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written

A-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.
“Borrowing Base” shall mean the Class A Borrowing Base and/or the Class B Borrowing Base, as applicable.
“Borrowing Base Certificate” shall mean the certificate in the form of Exhibit B‑1 attached hereto.
“Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Borrowing Base Step-up Period” shall mean the period from and including December 2, 2019 to and excluding the ~~earlier or~~earliest of (x) the date on which a Takeout Transaction is first effected after December 2, 2019 ~~and (y)~~, (y) the date on which all Obligations (as defined in the TEP II Credit Agreement) are paid in full and all Commitments (as defined in the TEP II Credit Agreement) are terminated under the TEP II Credit Agreement and (z) March 31, 2020.
“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason resulting from Borrower’s failure (but excluding any failures to borrow resulting from a Lender default under this Agreement), to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits, actually sustained by the Administrative Agent, any Lender or any Funding Agent; provided, however, that the Administrative Agent, such Lender or such Funding Agent shall use commercially reasonable efforts to minimize such loss or expense and shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. For the avoidance of doubt, if a Lender does not make an advance and the Borrower has met all conditions precedent required under Article III or Lender has breached this Agreement, then any Breakage Costs shall be borne by Lender.
“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or California are authorized or required by law to close.
“Calculation Date” shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.
“Call Date” shall mean, with respect to a Purchase Option, the earliest date on which such Purchase Option may be exercised.

A-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non‑voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.
“Carrying Cost” shall mean, as of any date of determination, the sum of (i) the weighted average Swap Rate as of such date of determination, (ii) the weighted average Class A Usage Fee Rate and Class B Usage Fee Rate as of such date of determination and (iii) 0.10%.
“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd‑Frank Act, (b) Basel III and (c) all requests, rules, guidelines and directives under either of the Dodd‑Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date implemented, enacted, adopted or issued.
“Change of Control” shall mean, the occurrence of one or more of the following events:
(i)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of SEI or Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), other than, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of SEI and is controlled (as that term is used in the definition of Affiliate) by SEI;
(ii)    the approval by the holders of Capital Stock of SEI, Parent, Intermediate Holdco, Sunnova Inventory Pledgor, TEP Inventory, the Seller, TEP Resources, the Borrower or any Subsidiary of the Borrower of any plan or proposal for the liquidation or dissolution of such Person;

A-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of SEI, other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor provided that any transfers or issuances of equity of SEI on or after the Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);
(iv)     SEI shall cease to directly own all of the Capital Stock in Parent;
(v)     Parent shall cease to directly own all of the Capital Stock in Intermediate Holdco;
(vi)     Intermediate Holdco shall cease to directly own all of the Capital Stock in Sunnova Inventory Pledgor;
(vii)     Sunnova Inventory Pledgor shall cease to directly own all of the Capital Stock in TEP Inventory;
(viii)     TEP Inventory shall cease to directly own all of the Capital Stock in Seller;
(ix)     Seller shall cease to directly own all of the Capital Stock in TEP Resources;
(x)     TEP Resources shall cease to directly own all of the Capital Stock in the Borrower; or
(xi)    the Borrower shall cease to own all of the Capital Stock in a Managing Member or SAP other than in connection with a Takeout Transaction pursuant to which 100% of the outstanding Capital Stock of such Managing Member or SAP is sold.
“Class A Advance” shall have the meaning set forth in Section 2.2.
“Class A Aggregate Commitment” shall mean, on any date of determination, the sum of the Class A Commitments then in effect. The Class A Aggregate Commitment as of the Closing Date shall be equal to $87,500,000. For the avoidance of doubt, any Class A Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class A Advance.
“Class A Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount

A-8

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

times (y)(a) with respect to Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in clause (x), [***], (b) with respect to Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in clause (x), [***], and (c) with respect to Substantial Stage Solar Assets included in clause (x), (i) during the Borrowing Base Step-up Period, [***]% and (ii) at all times after the Borrowing Base Step-up Period, [***]%.
“Class A Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class A Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class A Advance on the Closing Date, as set forth on Exhibit E attached hereto.
“Class A Funding Agent” shall mean a Person appointed as a Class A Funding Agent for a Class A Lender Group pursuant to Section 7.14.
“Class A Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class A Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class A Usage Fee Rate and (ii) any unpaid Class A Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class A Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Interest Distribution Amount shall not constitute “Confidential Information.”
“Class A Lender” shall mean a Lender that has funded a Class A Advance.
“Class A Lender Group” shall mean with respect to any Class A Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class A Lender Group Percentage” shall mean, for any Class A Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class A Lender Group, the Class A Commitment of all Non-Conduit Lenders in such Class A Lender Group, and the denominator of which is the Class A Aggregate Commitment.
“Class A Loan Note” shall mean each Class A Loan Note of the Borrower in the form of Exhibit D-1 attached hereto, payable to a Class A Funding Agent for the benefit of the Class A Lenders in such Class A Funding Agent’s Class A Lender Group, in the aggregate face amount of up to such Class A Lender Group’s portion of the Class A Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class A Lenders in such Funding Agent’s Class

A-9

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

A Lender Group, as the same be amended, restated, supplemented or otherwise modified from time to time.
“Class A Maximum Facility Amount” shall mean $131,250,000.
“Class A Unused Portion of the Commitments” shall mean, with respect to the Class A Lenders on any day, the excess of (x) the Class A Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class A Advances as of 5:00 P.M. (New York City time) on such day.
“Class A Usage Fee Rate” shall mean the greater of (x) zero and (y) sum of (i) the Cost of Funds and (ii) the Class A Usage Fee Margin.
“Class A Usage Fee Margin” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Class B Advance” shall have the meaning set forth in Section 2.2
“Class B Aggregate Commitment” shall mean, on any date of determination, the sum of the Class B Commitments then in effect. The Class B Aggregate Commitment as of the Closing Date shall be equal to $12,500,000. For the avoidance of doubt, any Class B Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class B Advance.
“Class B Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount times (y)(a) with respect to Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in clause (x), [***]%, (b) with respect to Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in clause (x), [***]%, and (c) with respect to Substantial Stage Solar Assets included in clause (x), (i) during the Borrowing Base Step-up Period, [***]% and (ii) at all times after the Borrowing Base Step-up Period, [***]%.
“Class B Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class B Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class B Advance on the Closing Date, as set forth on Exhibit E attached hereto.
“Class B Funding Agent” shall mean a Person appointed as a Class B Funding Agent for a Class B Lender Group pursuant to Section 7.14.

A-10

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Class B Interest Distribution Amount” shall mean, with respect to the Class B Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class B Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class B Usage Fee Rate and (ii) any unpaid Class B Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class B Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class B Interest Distribution Amount shall not constitute “Confidential Information.”
“Class B Lender” shall mean a Lender that has funded a Class B Advance.
“Class B Lender Group” shall mean with respect to any Class B Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class B Lender Group Percentage” shall mean, for any Class B Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class B Lender Group, the Class B Commitment of all Non-Conduit Lenders in such Class B Lender Group, and the denominator of which is the Class B Aggregate Commitment.
“Class B Loan Note” shall mean each Class B Loan Note of the Borrower in the form of Exhibit D-2 attached hereto, payable to a Class B Funding Agent for the benefit of the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, in the aggregate face amount of up to such Class B Lender Group’s portion of the Class B Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, as the same be amended, restated, supplemented or otherwise modified from time to time.
“Class B Maximum Facility Amount” shall mean $18,750,000.
“Class B Unused Portion of the Commitments” shall mean, with respect to the Class B Lenders on any day, the excess of (x) the Class B Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class B Advances as of 5:00 P.M. (New York City time) on such day.
“Class B Usage Fee Margin” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Class B Usage Fee Rate” shall mean the sum of (i) the Cost of Funds and (ii) the Class B Usage Fee Margin.

A-11

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Closing Date” shall mean September 6, 2019.
“Closing Date Verification Agent Certification” shall have the meaning set forth in Section 4(c) of the Verification Agent Agreement.
“Collateral” shall mean the Pledged Collateral (as defined in the Pledge Agreement) and have the meaning set forth in the Security Agreement, as applicable.
“Collection Account” shall have the meaning set forth in Section 8.2(A)(i).
“Collection Period” shall mean, with respect to a Payment Date, the three calendar months preceding the month in which such Payment Date occurs; provided that with respect to the first Payment Date, the Collection Period will be the period from and including the Closing Date to the end of the calendar quarter preceding such Payment Date.
“Collections” shall mean, all distributions and payments received in respect of the Solar Asset Owner Member Interests and other cash proceeds thereof. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower with respect to the Eligible Solar Assets (i) under any Hedge Agreement entered into in connection with this Agreement or (ii) in connection with the disposition of any Collateral.
“Commercial Paper” shall mean commercial paper, money market notes and other promissory notes and senior indebtedness issued by or on behalf of a Conduit Lender.
“Commitment” shall mean, individually or collectively, as the context may require, the Class A Commitments and the Class B Commitments, as applicable.
“Commitment Termination Date” shall mean the earliest to occur of (i) the Scheduled Commitment Termination Date and (ii) the date of any voluntary termination of the facility by the Borrower.
“Conduit Lender” shall mean the CS Conduit Lender and each financial institution identified as such that may become a party hereto.
“Confidential Information” shall have the meaning set forth in Section 10.16(A).
“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

A-12

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Contribution Agreement” shall mean, collectively, (a) that Contribution Agreement, dated as of the Closing Date, by and among the Assignors and the Seller, ~~and~~(b) that certain Contribution and Assignment Agreement, dated as of the Closing Date, by and among Parent, TEP Inventory and the Seller, and (c) that certain Transfer Agreement, dated as of December 31, 2019, by and among Parent, TEP Inventory and the Seller.
“Conveyed Property” shall have the meaning set forth in the Sale and Contribution Agreement.
“Corporate Trust Office” shall mean, with respect to the Paying Agent, the corporate trust office thereof at which at any particular time its corporate trust business with respect to the Transaction Documents is conducted, which office at the date of the execution of this instrument is located at 600 S. 4th Street, MAC N9300-061, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.
“Cost of Funds” shall mean, (i) with respect to the Class A Advances for any Interest Accrual Period, interest accrued on such Class A Advances during such Interest Accrual Period at the Adjusted LIBOR Rate for such Interest Accrual Period or, if the Adjusted LIBOR Rate is not available, the Base Rate and (ii) with respect to the Class B Advances for any Interest Accrual Period, interest accrued on such Class B Advances during such Interest Accrual Period at the Adjusted LIBOR Rate for such Interest Accrual Period or, if the Adjusted LIBOR Rate is not available, the Base Rate.
“Covered Entity” means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii)    a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” shall have the meaning set forth in Section 10.24 hereof.
“Credit Card Receivable” shall mean Host Customer Payments that are made via credit card.
“CS Conduit Lender” shall mean Mountcliff Funding LLC.
“CS Lender Group” shall mean a group consisting of the CS Conduit Lender, the CS Non-Conduit Lender and CSNY, as a Funding Agent for such Lenders.
“CS Non-Conduit Lender” shall mean Credit Suisse AG, Cayman Islands Branch.

A-13

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“CSNY” shall have the meaning set forth in the introductory paragraph hereof.
“Customer Collection Policy” shall mean the initial Manager’s internal collection policy as described in each Management Agreement; provided that from and after the appointment of a Successor Manager pursuant to such Management Agreement, the “Customer Collection Policy” shall mean the collection policy of such Successor Manager for servicing assets comparable to the Borrower Solar Assets (as defined in such Management Agreement).
“Customer Warranty Agreement” shall mean any separate warranty agreement provided by Parent to a Host Customer (which may be an exhibit to a Solar Service Agreement) in connection with the performance and installation of the related PV System (which may include a Performance Guaranty).
“Cut‑off Date” shall mean, (i) for each Solar Asset acquired on the Closing Date, the date that is three (3) Business Days prior to the Closing Date, and (ii) for any Additional Solar Asset, the date specified as such in the related Schedule of Solar Assets.
“Default Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Discounted Solar Asset Balances of all Eligible Solar Assets that became Defaulted Solar Assets during such Collection Period and that did not repay all past due portions of a contractual payment due under the related Solar Service Agreement by the end of such Collection Period, divided by (ii) the Aggregate Discounted Solar Asset Balance on the first day of such Collection Period.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulted Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than 120 days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in full by the Host Customer such Solar Asset shall no longer be a “Defaulted Solar Asset”. For the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to or execution of a replacement Solar Service Agreement with a new Host Customer shall not cause the Solar Asset to be deemed to be a Defaulted Solar Asset.
“Defective Solar Asset” shall mean a Solar Asset with respect to which it is determined by the Administrative Agent (acting at the written direction of the Majority Lenders, such direction not to be unreasonably withheld, condition or delayed) or the Facility Administrator, at any time, that the Borrower breached as of the Transfer Date for such Solar Asset the representation in Section

A-14

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.1(U), unless such breach has been waived, in writing, by the Administrative Agent, acting at the direction of the Majority Lenders.
“Delayed Amount” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Date” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Lender” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Notice” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Reimbursement Amount” shall have the meaning set forth in Section 2.4(G).
“Delinquent Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than 90 days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in full by the Host Customer such Solar Asset shall no longer be a “Delinquent Solar Asset”.
“Discount Rate” shall mean, as of any date of determination, the greater of (i) 6.00% per annum and (ii) the Carrying Cost, in each case, determined as of such date of determination.
“Discounted Solar Asset Balance” shall mean, as of any date of determination (x)(i) with respect to the Managing Member Interests or the SAP Solar Assets (other than a Substantial Stage Solar Asset), the present value of the remaining and unpaid stream of Net Cash Flow on or after such date of determination, based upon discounting such Net Cash Flow to such date of determination at an annual rate equal to the Discount Rate, (ii) with respect to a Hedged SREC Solar Asset, the present value of the remaining and unpaid stream of Scheduled Hedged SREC Payments for such Hedged SREC Solar Asset on or after such date of determination, based upon discounting such Scheduled Hedged SREC Payments to such date of determination at an annual rate equal to the Discount Rate, and (iii) with respect to a Substantial Stage Solar Asset, the amount actually disbursed to channel partners for services rendered in respect of such Substantial Stage Solar Asset; provided, however, that in the case of either (i) or (ii), any Transferable Solar Asset will be deemed to have a Discounted Solar Asset Balance equal to [***], and (y) for purposes of determining the Default Level respect to a Host Customer Solar Asset, the present value of the remaining and unpaid stream of Net Scheduled Payments for such Host Customer Solar Asset for the period beginning on such date of determination and ending on the date of the last Net Scheduled Payment for such Host Customer Solar Asset shall be based upon discounting such Net Scheduled Payments to such date of determination at an annual rate equal to the Discount Rate.

A-15

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Disqualified Entity” shall have the meaning set forth in the Tax Equity Financing Documents.
“Disqualified Lender” shall mean any financial institution or other Persons identified in writing, prior to the Closing Date, by the Borrower to the Administrative Agent and any known Affiliate thereof clearly identifiable on the basis of its name (in each case, other than any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which such financial institution or other Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity); provided that in no event shall a Lender designated under this Agreement as of the Closing Date be designated as a Disqualified Lender. The Borrower may from time to time update the list of Disqualified Lenders provided to the Administrative Agent prior to the Closing Date to (x) include identified Affiliates of financial institutions or other Persons identified pursuant to the preceding sentence; provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Commitment or (y) remove one or more Persons as Disqualified Lenders (in which case such removed Person or Persons shall no longer constitute Disqualified Lenders).
“Distributable Collections” shall have the meaning set forth in Section 2.7(B).
“Dodd‑Frank Act” shall mean the Dodd‑Frank Wall Street Reform and Consumer Protection Act.
“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” shall mean the lawful currency of the United States.
“East Region” shall mean the states of New York, New Jersey, Massachusetts, Connecticut, Pennsylvania, Rhode Island, Maryland, Florida, and South Carolina and any other territory of the United States consented to in writing by the Administrative Agent.
“East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 9/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets the Obligor of which is located in the East Region as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the East Region Substantial Stage Date Solar Asset Reserve Amount as of the Closing Date, the East Region Substantial Stage Date Solar Asset Reserve Amount

A-16

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
“Effective Advance Rate” shall mean, as of any date of determination, the ratio of the Aggregate Outstanding Advances to the Aggregate Discounted Solar Asset Balance~~.~~
“Eligible Facility Administrator” shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Facility Administrator, (i) is legally qualified and has the capacity to service the Solar Assets or provide administrative services to the Borrower, and (ii) prior to such appointment, is approved in writing by the Administrative Agent as having demonstrated the ability to professionally and competently service the Collateral and/or a portfolio of assets of a nature similar to the Eligible Solar Assets in accordance with high standards of skill and care.
“Eligible Hedged SREC Counterparty” shall mean (i) [reserved], (ii) any entity rated, or guaranteed (such guaranty to be acceptable to the Administrative Agent in its sole discretion) by an entity rated, investment grade by any of Moody’s, Standard & Poor’s, Fitch, Inc., DBRS, Inc. or Kroll Bond Rating Agency, Inc. and (iii) such other parties which are agreed to in writing by the Administrative Agent to be Eligible Hedged SREC Counterparties.
“Eligible Institution” shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated trust account with the corporate trust department of such bank.
“Eligible Letter of Credit Bank” means a financial institution (a) organized in the United States, (b) having total assets in excess of $[***] and with a long term rating of at least “A-” by S&P or “A3” by Moody’s and a short term rating of at least “A-1” by S&P or “P-1” by Moody’s, and (c) approved by the Administrative Agent acting on the instructions of the Majority Lenders (such approval not to be unreasonably delayed withheld or delayed).
“Eligible Solar Asset” shall mean, on any date of determination, a Solar Asset:
(i)    which meets all of the criteria specified in Schedule I;

A-17

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    for which the legal title to the Host Customer Payments, PBI Payments, Energy Storage System Incentives, and Hedged SREC Payments related thereto is vested solely in a Financing Fund or SAP; and
(iii)    was acquired by a Financing Fund or SAP pursuant to the related SAP NTP Financing Documents, Tax Equity Financing Documents or the SAP Contribution Agreement, as applicable, and has not been sold or encumbered by the related Financing Fund or SAP except as permitted hereunder (with respect to Permitted Liens and Permitted Equity Liens) and under the applicable SAP Financing Documents, SAP NTP Financing Documents or Tax Equity Financing Documents.
“Energy Storage System” shall mean an energy storage system to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).
“Energy Storage System Incentives” shall mean payments paid by a state or local Governmental Authority, based in whole or in part on the size of an Energy Storage System, made as an inducement to the owner thereof.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.
“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single‑Employer Plan; (ii) the institution of any steps by the Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single‑Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single‑Employer Plan; (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Multi‑Employer Plan or Multiple Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non‑exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at a facility of the Borrower or

A-18

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single‑Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single‑Employer Plan; (viii) a determination that a Single‑Employer Plan is or is expected to be in “at‑risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceeding with respect to a Multi Employer Plan or written notification that a Multi‑Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.
“Event of Default” shall mean any of the Events of Default described in Section 6.1.
“Event of Loss” shall mean the occurrence of an event with respect to a PV System if such PV System is damaged or destroyed by fire, theft or other casualty and such PV System has become inoperable because of such event.
“Excess Concentration Amount” shall mean the dollar amount specified as such on Schedule III of a Borrowing Base Certificate; provided, that for the periods (i) commencing on the Closing Date and ending one hundred eighty (180) days thereafter and (ii) commencing on the effective date of a Takeout Transaction and ending ninety (90) days thereafter, lines 34, 37 and 40 thereof shall not be included in the calculation of the Excess Concentration Amount.
“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Loan or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.17(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.

A-19

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Expected Amortization Profile” shall mean the expected amortization schedule of any outstanding Advance or any Advance that has been requested pursuant to Section 2.4, as the context may require, as of the applicable date of determination as determined by the Administrative Agent using its proprietary model and in consultation with the Borrower.
“Expense Claim” shall have the meaning set forth in Section 10.21.
“Facility” shall mean this Agreement together with all other Transaction Documents.
“Facility Administration Agreement” shall mean the Facility Administration Agreement, dated as of the Closing Date, by and among the Borrower, the Facility Administrator and the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“Facility Administrator” shall have the meaning set forth in the introductory paragraph hereof.
“Facility Administrator Fee” shall have the meaning set forth in Section 2.1(b) of the Facility Administration Agreement.
“Facility Administrator Report” shall have the meaning set forth in the Facility Administration Agreement.
“Facility Administrator Termination Event” shall have the meaning set forth in Section 7.1 of the Facility Administration Agreement.
“Facility Maturity Date” shall mean November 21, 2022.
“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“Fee Letters” shall mean (i) that certain fee letter agreement, dated as of the Closing Date, entered into by and among the Administrative Agent and the Borrower, as the same be amended, restated, supplemented or otherwise modified from time to time, and (ii) any other fee letter between

A-20

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Borrower and any other Lender or other Person, as the same be amended, restated, supplemented or otherwise modified from time to time.
“Final Stage Solar Asset” shall mean a Solar Asset for which the related PV System is fully installed but has not received Permission to Operate.
“Final Stage Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 5/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Final Stage Solar Assets as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the Final Stage Solar Asset Reserve Amount as of the Closing Date, the Final Stage Solar Asset Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.
“Financing Fund” shall mean, collectively, each entity set forth under the heading “Financing Funds” on Schedule VIII hereto.
“Financing Fund Contributions” shall mean any capital contributions from Parent or its Affiliates to Borrower or a Managing Member for contribution to a Financing Fund.
“Financing Fund LLCA” shall mean, collectively, each document set forth under the heading “Financing Fund LLCAs” on Schedule VIII hereto.
“First Payment Date Reserve Amount” shall mean, as of any date of determination, the product of (i) 1/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Solar Assets which have received Permission to Operate but have not yet made a payment under the related Solar Service Agreement as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“Funding Agent” shall mean, individually or collectively as the context may require, each Class A Funding Agent and each Class B Funding Agent, as applicable.
“Funding Date” shall mean any Business Day on which an Advance is made at the request of the Borrower in accordance with provisions of this Agreement.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.
“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Hedge Agreement” shall mean, collectively, (i) the ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (ii) a long form confirmation, in each case in form and substance reasonably acceptable to the Administrative Agent.
“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualifying Hedge Counterparty to such Hedge Agreement thereafter.
“Hedge Requirements” shall mean the requirements of the Borrower (i) within two (2) Business Days of the Closing Date and on each Funding Date to enter into forward-starting interest rate swap agreements with a forward start date no later than the Facility Maturity Date to an aggregate DV01 exposure of within +/- 5.0% of the then present value of such forward-starting interest rate swap agreement according to the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances and, to the extent the expected notional balance of the Aggregate Outstanding Advances is equal to or greater than $5,000,000, with an amortizing notional balance schedule which, after giving effect to such interest rate swap agreement, will cause not greater than 125.0% and not less than 75.0% of the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances to be subject to a fixed interest rate, with each such interest rate swap agreement being entered into at the market fixed versus LIBOR swap rate as at the date of the execution thereof and (ii) upon the election of the Borrower or no later than five (5) Business Days following the occurrence of a Hedge Trigger Event and each Funding Date thereafter enter into one or more interest rate swap or cap agreements with a Hedge Counterparty, under which the Borrower will expect to, at all times until the Facility Maturity Date, receive on or about each Payment Date, an amount required to maintain a fixed interest rate or interest rate protection at then current market interest rates on not greater than 110.0% and not less than 90.0% of the expected notional balance of the Aggregate Outstanding Advances through the Facility Maturity Date (determined after giving effect to Advances and payments made on the applicable Funding Date) (it being understood that an interest rate swap agreement entered into under clause (i) of this definition of “Hedge

A-22

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Requirements” (to the extent the effective date thereof is earlier than the Facility Maturity Date) may be taken into account in determining whether the Borrower satisfies the requirements of this clause (ii)).
“Hedge Trigger Event” shall mean the occurrence of either of the following (i) LIBOR for any Interest Accrual Period is greater than or equal to 2.75% or (ii) the end of the Availability Period.
“Hedged SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard, which is subject to a Hedged SREC Agreement.
“Hedged SREC Agreement” shall mean, with respect to a PV System, the agreement evidencing all conditions to the payment of Hedged SREC Payments by the Eligible Hedged SREC Counterparty and the rate and timing of such Hedged SREC Payments.
“Hedged SREC Credit Support Obligations” shall mean that Indebtedness constituting credit support for Hedged SRECs in favor of Eligible Hedged SREC Counterparties in the form of guarantees, letters of credit and similar reimbursement and credit support obligations.
“Hedged SREC Payments” shall mean, with respect to a PV System and the related Hedged SREC Agreement, all payments due by the related Eligible Hedged SREC Counterparty under or in respect of such Hedged SREC Agreement.
“Hedged SREC Solar Asset” shall mean (i) a Hedged SREC Agreement and all rights and remedies of the Borrower thereunder, including all Hedged SREC Payments due on and after the related Cut-Off Date and any related security therefor, (ii) the related Hedged SRECs subject to such Hedged SREC Agreement, and (iii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such Hedged SREC Agreement and related Hedged SRECs.
“Host Customer” shall mean the customer under a Solar Service Agreement.
“Host Customer Payments” shall mean with respect to a PV System and a ~~Solar~~ Service Agreement, all payments due from the related Host Customer under or in respect of such Solar Service Agreement, including any amounts payable by such Host Customer that are attributable to sales, use or property taxes.

A-23

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Host Customer Security Deposit” shall mean any security deposit that a Host Customer must provide in accordance with such Host Customer’s Solar Service Agreement or the Facility Administrator’s credit and collections policy.
“Host Customer Solar Asset” shall mean (i) a PV System installed on a residential property, (ii) all related real property rights, Permits and Manufacturer Warranties (in each case, to the extent transferable), (iii) all rights and remedies of the lessor/seller under the related Solar Service Agreement, including all Host Customer Payments on and after the related Cut-Off Date and any related security therefor (other than Host Customer Security Deposits) and all Energy Storage System Incentives, (iv) all related PBI Solar Assets on and after the related Cut-Off Date, and (v) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such PV System, the Solar Service Agreement and PBI Documents, if any.
“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens or Permitted Equity Liens); or (x) unvested pension obligations.
“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
“Indemnitees” shall have the meaning set forth in Section 10.5.
“Independent Accountant” shall have the meaning set forth in the Facility Administration Agreement.

A-24

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Independent Director” shall have the meaning set forth in Section 5.1(M).
“Initial Solar Asset” shall mean each Solar Asset listed on the Schedule of Solar Assets as of the Closing Date.
“Insolvency Event” shall mean, with respect to any Person:
(i)    the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief Laws in any jurisdiction outside of the United States;
(ii)    the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;
(iii)    a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;
(iv)    such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;
(v)    such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;
(vi)    any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;
(vii)    such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or
(viii)    such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

A-25

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation between a utility and a Host Customer that allows the Host Customer to interconnect such PV System to the utility electrical grid.
“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Section 2.7(C) on a Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.
“Interest Distribution Amount” shall mean, individually or collectively as the context may require, the Class A Interest Distribution Amount and the Class B Interest Distribution Amount. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”
“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.
“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.
“Inverter” shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by a Host Customer’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.
“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.
“Lease Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer leases a PV System from such owner for fixed or escalating monthly payments.
“Lender Group” shall mean, individually or collectively as the context may require, each Class A Lender Group and each Class B Lender Group, as applicable.

A-26

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Lender Group Percentage” shall mean, individually or collectively as the context may require, each Class A Lender Group Percentage and each Class B Lender Group Percentage, as applicable.
“Lender Representative” shall have the meaning set forth in Section 10.16(B)(i).
“Lenders” shall have the meaning set forth in the introductory paragraph hereof.
“Letter of Credit” means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Administrative Agent in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, and which satisfies each of the following criteria: (i) the related account party of which is not the Borrower, (ii) is issued for the benefit of the Paying Agent, (iii) has a stated expiration date of at least 180 days from the date of determination (taking into account any automatic renewal rights), (iv) is payable in Dollars in immediately available funds to the Paying Agent upon the delivery of a draw certificate duly executed by the Paying Agent stating that (A) such draw is required pursuant to Section 8.2(C) or (D), as applicable, or (B) the issuing bank ceased to be an Eligible Letter of Credit Bank and the Letter of Credit has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank within ten (10) Business Days such issuing bank ceasing to be an Eligible Letter of Credit Bank, (v) the funds of any draw request submitted by the Paying Agent in accordance with Sections 8.2(C) and (D) will be made available in cash no later than two (2) Business Days after the Paying Agent submits the applicable drawing documents to the related Eligible Letter of Credit Bank, and (vi) that has been reviewed by the Administrative Agent and otherwise contains terms and conditions that are acceptable to the Administrative Agent. For purposes of determining the amount on deposit in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, the Letter of Credit shall be valued at the amount as of any date then available to be drawn under such Letter of Credit.
“LIBOR” shall mean (a) an interest rate per annum equal to the rate appearing on the applicable Screen Rate; or (b) (if no Screen Rate is available for U.S. Dollars or the Interest Accrual Period or such Screen Rate ceases to be available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by the Base Reference Banks, in each case at approximately 11:00 A.M., London time, two (2) Business Days prior to the commencement of such Interest Accrual Period for the offering of deposits in U.S. Dollars in the principal amount of the Advances and for a three (3) month period. Notwithstanding the foregoing, if LIBOR as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. Notwithstanding the foregoing,

A-27

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

if at any time while any Advances are outstanding, the applicable London interbank offered rate described in the definition of Screen Rate ceases to exist or be reported on the Screen Rate, the Administrative Agent may select (with notice to the Borrower and any other Lenders) an alternative rate, including any applicable spread adjustments thereto (the "Alternative Rate") that in its commercially reasonable judgment is consistent with the successor for the London interbank offered rate, including any applicable spread adjustments thereto, generally being used in the new issue collateralized loan obligation market and all references herein to "LIBOR" will mean such Alternative Rate selected by the Administrative Agent.
“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).
“Liquidated Damages Amount” shall have the meaning set forth in the Sale and Contribution Agreement.
“Liquidation Fee” shall mean for any Interest Accrual Period for which a reduction of the principal balance of the relevant Advance is made for any reason, on any day other than the last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Non-Conduit Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or the Non-Conduit Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due.
“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).
“Liquidity Reserve Account Required Balance” shall mean on any date of determination, an amount equal to the sum of (i) the product of (a) six, (b) one-twelfth, (c) the Aggregate Outstanding

A-28

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Advances and (d) the weighted average effective per annum rate used to calculate the Class A Interest Distribution Amounts and the Class B Interest Distribution Amounts for the immediately preceding Payment Date or, with respect to the initial Payment Date hereunder, 5.58%, (ii) the Final Stage Solar Asset Reserve Amount, (iii) the East Region Substantial Stage Date Solar Asset Reserve Amount, (iv) the Non-East Region Substantial Stage Date Solar Asset Reserve Amount and (v) the First Payment Date Reserve Amount.
“Loan Note” shall mean, individually or collectively as the context may require, each Class A Loan Note and each Class B Loan Note, as applicable.
“Majority Class B Lenders” shall mean, as of any date of determination, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances.
“Majority Lenders” shall mean, as of any date of determination, (i) unless and until all Obligations owing to any Class A Lender solely in its capacity as a Class A Lender have been reduced to zero, Class A Lenders having Class A Advances exceeding fifty percent (50%) of all outstanding Class A Advances, and (ii) at any time on and after all Obligations owing to each Class A Lender solely in its capacity as Class A Lender have been reduced to zero, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances; provided, that (w) in the event that no Advances are outstanding as of such date, “Majority Lenders” shall mean Administrative Agent, (x) so long as CSNY, its Affiliates or any related Conduit Lender with respect to CSNY or its Affiliates (the foregoing collectively referred to herein as the “Credit Suisse Related Parties”) holds at least twenty-five percent (25%) of Class A Advances or, if no Obligations are owing to any Class A Lender, Class B Advances or, if no Obligations are owing to any Lender, “Majority Lenders” shall include such Credit Suisse Related Party holding such Advances hereunder and (y) at any time there are two or less Class A Lenders, the term “Majority Lenders” shall mean all Class A Lenders holding at least ten percent (10%) of Class A Advances. For the purposes of determining the number of Lenders in the foregoing proviso, Affiliates of a Lender shall constitute the same Lender.
“Management Agreement” shall mean, collectively, each document set forth under the heading “Management Agreements” on Schedule VIII hereto.
“Manager” shall mean, collectively, each entity set forth under the heading “Managers” on Schedule VIII hereto.
“Manager Fee~~”~~ shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Management Agreements.

A-29

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Managing Member” shall mean, collectively, each entity set forth under the heading “Managing Members” on Schedule VIII hereto.
“Managing Member Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Managing Members or the Borrower in connection with its ownership interest in the Managing Member Interests, including Hedged SREC Payments.
“Managing Member Distributions Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Managing Member Distributions actually received in the Collection Account during such Collection Period, divided by (ii) the Scheduled Managing Member Distributions during such Collection Period.
“Managing Member Interests” shall mean, collectively, the Managing Members’ interest in 100% of the interests listed under the heading “Managing Member Interests” on Schedule VIII hereto.
“Manufacturer’s Warranty” shall mean any warranty given by a manufacturer of a PV System relating to such PV System or any part or component thereof.
“Margin Stock” shall have the meaning set forth in Regulation U.
“Marketable REC” shall mean a renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard and in each case resulting from the avoidance of the emission of any gas, chemical, or other substance attributable to the generation of solar energy by a PV System. For the avoidance of doubt, Marketable RECs do not include any renewable energy certificates that are the basis for PBI Payments or to which a PBI Obligor is given title to under a performance based incentive program or the basis for any Hedged SREC Payments.
“Master Purchase Agreement” shall mean, collectively, each document set forth under the heading “Master Purchase Agreements” on Schedule VIII hereto.
“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of the Borrower, the Facility Administrator, the Parent, a Financing Fund, a Managing Member or SAP, (ii) the ability of the Borrower or the Facility Administrator to perform its respective obligations under the Transaction Documents (including the obligation to pay interest that is due and payable), (iii) the validity or enforceability of, or the legal right to collect amounts due under or with respect

A-30

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

to, a material portion of the Eligible Solar Assets, or (iv) the priority or enforceability of any liens in favor of the Administrative Agent.
“Maturity Date” shall mean the earliest to occur of (i) the Facility Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the Facility by the Borrower; provided that the Maturity Date may be extended in accordance with Section 2.16.
“Maximum Facility Amount” shall mean $150,000,000.
“Minimum Payoff Amount” shall mean, with respect to a Takeout Transaction, an amount of proceeds equal to the sum of (i) the product of the aggregate Discounted Solar Asset Balance or the Collateral subject to such Takeout Transaction times the Effective Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Administrative Agent with respect to such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.
“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.
“Multi‑Employer Plan” shall mean a multi‑employer plan, as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions or had liability with respect to.
“Multiple Employer Plan” shall mean a Single Employer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.
“Net Cash Flow” shall mean for any Collection Period (i) with respect to the Managing Member Interests (A) the Scheduled Managing Member Distributions minus (B) the sum of (x) the Tax Equity Investor Distribution Reduction Amount for such Collection period and (y) amounts

A-31

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

attributable to (1) Solar Assets that were Transferable Solar Assets as of the last day of such Collection Period, and (2) SRECs related to the Solar Assets that are not Hedged SRECs, and (ii) with respect to a SAP Solar Asset (other than a Substantial Stage Solar Asset), an amount equal to (A) the sum of (x) the Scheduled Host Customer Payment for such SAP Solar Asset during such Collection Period, plus (y) the Scheduled PBI Payments for such SAP Solar Asset during such Collection Period minus (B) the Operational Amounts for such Collection Period.
“Net Scheduled Payment” shall mean, with respect to a Host Customer Solar Asset and PBI Solar Asset and any Collection Period an amount equal to (i) the sum of (A) the Scheduled Host Customer Payment for such Host Customer Solar Asset during such Collection Period, plus (B) the Scheduled PBI Payments for such Host Customer Solar Asset during such Collection Period, minus (ii) the Manager Fee and the Servicing Fee allocated with respect to such Host Customer Solar Asset during such Collection Period.
“Non-Conduit Lender” shall mean each Lender that is not a Conduit Lender.
“Non-East Region” means any state or territory of the United States that is not an East Region state or territory.
“Non-East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 8/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets the Obligor of which is located in a Non-East Region as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the Non-East Region Substantial Stage Date Solar Asset Reserve Amount as of the Closing Date, the Non-East Region Substantial Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
“Notice of Borrowing” shall have the meaning set forth in Section 2.4.
“Obligations” shall mean and include, with respect to each of the Borrower, SAP, the Managing Members or Parent, respectively, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Administrative Agent, the Paying Agent or any Lender of any kind or nature, present or future, arising under this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty, any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, but, in the case of Parent, solely to the extent Parent is a party

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

thereto, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to the Borrower or Parent, as the case may be, under this Agreement or any other Transaction Document pursuant to which it arose but, in the case of Parent, solely to the extent Parent is a party thereto.
“OFAC” shall have the meaning set forth in Section 4.1(S).
“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.
“Operational Amounts” shall mean amounts necessary for SAP to pay the Manager for O&M Services and Servicing Services related to Solar Assets owned by SAP.
“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Solar Asset or Transaction Document).
“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“O&M Services” shall mean the services required to be performance by the Manager pursuant to the terms of each Management Agreement, including all administrative, operations, maintenance, collection and other management services with respect to the related Solar Assets, maintaining required insurance and collecting sales and use taxes payable by Host Customers under their Solar Service Agreements.
“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.
“Parent Guaranty” shall mean the Limited Performance Guaranty, dated as of the Closing Date, by the Parent in favor of the Borrower and the Administrative Agent.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Participant” shall have the meaning set forth in Section 10.8.
“Participant Register” shall have the meaning set forth in Section 10.8.
“Parts” shall mean components of a PV System.
“Patriot Act” shall have the meaning set forth in Section 10.18.
“Paying Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Paying Agent Account” shall have the meaning set forth in Section 8.2(A)(v).
“Paying Agent Fee” shall mean a fee payable by the Borrower to the Paying Agent as set forth in the Paying Agent Fee Letter.
“Paying Agent Fee Letter” shall mean that certain letter agreement, dated as of August 22, 2019, between the Borrower and the Paying Agent.
“Paying Agent Indemnified Parties” shall have the meaning set forth in Section 9.5.
“Payment Date” shall mean the 30th day of each October, January, April and July or, if such 30th day is not a Business Day, the next succeeding Business Day, commencing October 2019.
“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Service Agreement) entered into by the Manager in accordance with a Servicing Agreement relating to a Solar Service Agreement.
“PBI Documents” shall mean, with respect to a PV System, (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments, and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments and (c) the rate and timing of such PBI Payments.
“PBI Liquidated Damages” shall mean any liquidated damages due and payable to a PBI Obligor in respect of a Solar Asset.
“PBI Obligor” shall mean a utility or Governmental Authority that maintains or administers a renewable energy program designed to incentivize the installation of PV Systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related PV System.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“PBI Payments” shall mean, with respect to a PV System and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents; provided, that PBI Payments do not include Rebates or Hedged SRECs or amounts received, if any, in respect of Hedged SRECs.
“PBI Solar Assets” shall mean (i) all rights and remedies of the payee under any PBI Documents related to such PV System, including all PBI Payments on and after the related Transfer Date and (ii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such than PBI Documents.
“Performance Guaranty” shall mean, with respect to a PV System, an agreement in the form of a production warranty between the Host Customer and Parent (or in some cases, between the Host Customer and the owner of the Solar Asset), which the Facility Administrator has agreed to perform on behalf of the Borrower that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. Such guarantees stipulate the terms and conditions under which the Host Customer could be compensated if their PV System does not meet the electricity production guarantees.
“Permission to Operate” shall mean, with respect to any PV System, receipt of a letter or functional equivalent from the connecting utility authorizing such PV System to be operated.
“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.
“Permitted Assignee” shall mean (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates, and (c) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a Non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper conduit is a Lender.
“Permitted Equity Liens” shall mean the ownership interest of the related Tax Equity Investor in the related Tax Equity Facility and in each case arising under the related Financing Fund LLCA.
“Permitted Indebtedness” shall mean (i) Indebtedness under the Transaction Documents, and (ii) to the extent constituting Indebtedness, reimbursement obligations of the Borrower owed to the Borrower in connection with the payment of expenses incurred in the ordinary course of

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

business in connection with the financing, management, operation or maintenance of the Solar Assets or the Transaction Documents.
“Permitted Investments” shall mean any one or more of the following obligations or securities: (i) (a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by the Paying Agent or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P, in each case denominated in or redeemable in Dollars.
“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP and Energy Capital Partners-D, LP, Quantum Strategic Partners, and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).
“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Administrative Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Substantial Stage Solar Assets and Final Stage Solar Assets, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved channel partners (or subcontractors of channel partners) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Asset if not resolved within sixty (60) days of such Solar Asset receiving Permission to Operate from the applicable Governmental Authority, (iv) Liens on cash collateral or other liquid assets in favor of Eligible Hedged SREC Counterparties securing Hedged SREC Credit Support Obligations that constitute Permitted Indebtedness, (v) to the extent a PV System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as any such lien does not adversely affect the rights of the Borrower of the Administrative Agent and (vi) any rights of customers under Host Customers Agreements.
“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint‑stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.
“Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability.
“Pledge Agreement” shall mean the Pledge Agreement, dated as of the Closing Date, by TEP Resources, the Borrower and the Managing Members in favor of the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Potential Amortization Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Amortization Event.
“Potential Default” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Event of Default.
“Power Purchase Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a fixed fee per kWh.
“Prepaid Solar Asset” shall mean a Solar Asset for which the related Host Customer has prepaid all amounts under the related Solar Service Agreement.
“Projected Purchase Option Price” shall mean, with respect to a Purchase Option, an amount estimated by the related Managing Member and agreed upon by the Administrative Agent on or before the Scheduled Commitment Termination Date. Should the Availability Period expire before the Scheduled Commitment Termination Date, the Administrative Agent may use its reasonable judgment to estimate the Projected Purchase Option Price.
“Program Support Provider” shall mean and include any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder.
“Projected SREC Hedge Ratio” shall mean, with respect to a state and SREC Year, the quotient (expressed as a percentage) of (i) the sum of all SRECs to be delivered for such SREC Year (or portion of an SREC Year remaining) under Hedged SREC Agreements for such state, divided by (ii) SRECs that are available for delivery in such SREC Year (or portion of an SREC Year remaining) in such state, as calculated by the Administrative Agent. For the avoidance of doubt, only PV Systems that have been certified for SREC production will be included in the calculation of SRECs available for delivery.
“Puerto Rico Solar Asset” shall mean a Host Customer Solar Asset for which the related PV System is installed on a residence in Puerto Rico.
“Purchase Option” shall mean, collectively, each purchase option set forth under the heading “Purchase Options” on Schedule VIII hereto.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Purchase Option Price” shall have the meaning set forth in the Tax Equity Financing Documents.
“Purchase Standard” shall mean (i) the terms of the related Financing Fund LLCA and the terms of the Transaction Documents to which the Borrower is a party, (ii) the availability of funds in the Supplemental Reserve Account to pay the Purchase Option Price as then projected by the Facility Administrator and (iii) the same degree of analysis that the Borrower and its Affiliates use in determining whether or not to exercise similar purchase options for comparable assets owned by the Borrower and its Affiliates, taking into consideration the best interests of all parties to the Transaction Documents.
“PV System” shall mean, with respect to a Solar Asset, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, any Energy Storage Systems installed in connection therewith, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning set forth in Section 10.24 hereof.
“Qualified Service Provider” shall mean one or more Independent Accountants or, subject to the approval of Administrative Agent, other service providers.
“Qualifying Hedge Counterparty” shall mean (i) a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “A+”, in the case of S&P or “A1”, in the case of Moody’s or (ii) an affiliate of any Funding Agent (in which case rating agency counterparty criteria shall not be applicable).
“Qualifying Hedge Counterparty Joinder” shall mean that certain Joinder Agreement executed by a Qualifying Hedge Counterparty and acknowledged by the Administrative Agent, a copy of which shall be provided to all Parties to this Agreement.
“Racking System” shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Host Customer site where the PV System is located.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Rebate” shall mean any rebate by a PBI Obligor, electric distribution company, or state or local governmental authority or quasi‑governmental agency as an inducement to install or use a PV System, paid upon such PV System receiving Permission to Operate.
“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement or any other Transaction Document.
“Register” shall have the meaning set forth in Section 10.8.
“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Relevant Parties” shall mean the Borrower, the Managing Members and SAP.
“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.
“Required Tax Loss Insurance Coverage Period” shall mean the period beginning on the date on which a Tax Loss Insurance Policy is issued to, if prior to the scheduled expiration of a Tax Loss Insurance Policy, the Internal Revenue Service commenced an investigation of a Financing Fund that could result in a Tax Loss Indemnity with respect to such Financing Fund, the date of either (a) the termination of such investigation without a determination by the Internal Revenue Service that results in a Tax Loss Indemnity or (b) a final determination with respect to such investigation and payment of any Tax Loss Indemnity resulting from such final determination.
“Responsible Officer” shall mean (x) with respect to the Paying Agent, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement or the Facility Administration Agreement, as applicable, and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such

A-40

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.
“S&P” shall mean S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor rating agency.
“Sale and Contribution Agreement” shall mean that certain Sale and Contribution Agreement, dated as of the Closing Date, by and among the Seller, TEP Resources and the Borrower.
“SAP” shall mean Sunnova SAP IV, LLC, a Delaware limited liability company.
“SAP Contribution Agreement” shall mean that certain Contribution Agreement, dated as of the Closing Date, between the Borrower and SAP.
“SAP Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Borrower in connection with its ownership interest in SAP.
“SAP Financing Documents” shall mean the documents listed on Schedule IX hereto
“SAP NTP Financing Documents” shall mean the documents listed on Schedule X hereto.
“SAP Revenue Account” shall have the meaning set forth in Section 8.2(A)(iv).
“SAP Solar Asset” shall mean a Solar Asset owned by SAP.
“SAP Transfer” shall mean a transfer of Solar Assets pursuant to the SAP NTP Financing Documents pursuant to which (i) the SAP Solar Assets subject to such transfer are contemporaneously transferred to a Financing Fund and (ii) after giving effect thereto, neither a Class A Borrowing Base Deficiency nor a Class B Borrowing Base Deficiency exists, as demonstrated in a Borrowing Base Certificate delivered by the Borrower to the Administrative Agent no later than two (2) Business Days prior to the SAP Transfer.
“Schedule of Solar Assets” shall mean, as the context may require, the Schedule of Solar Assets owned by the Financing Funds and SAP, as such schedule may be amended from time to time in connection with the delivery of a Notice of Borrowing.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Scheduled Commitment Termination Date” shall mean May 20, 2022, unless otherwise extended pursuant to and in accordance with Section 2.16~~.~~
“Scheduled Hedged SREC Payments” shall mean the payments scheduled to be paid by an Eligible Hedged SREC Counterparty during each Collection Period, if any, as set forth on Schedule IV hereto, as the same may be updated from time to time.
“Scheduled Host Customer Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a Host Customer during each Collection Period in respect of the initial term of the related Solar Services Agreement, as set forth on Schedule V hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset. The Scheduled Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.
“Scheduled Managing Member Distributions” shall mean forecasted Managing Member Distributions set as set forth on Schedule VII hereto.
“Scheduled PBI Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a PBI Obligor during each Collection Period, if any, as set forth on Schedule VI hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset.
“Screen Rate” shall mean the London interbank offer rate administered by ICE Benchmark Administration Limited for the relevant currency and period displayed on the appropriate page of the Thomson Reuters screen. If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the same rate after consultation with the Borrower and the Majority Lenders.
“Secured Parties” shall mean the Administrative Agent, each Lender and each Qualifying Hedge Counterparty.
“Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, executed and delivered by the Borrower, SAP and the Managing Members in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“SEI” shall mean Sunnova Energy International Inc., a Delaware corporation.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Seller” shall mean TEP Developer.
“Servicing Agreement” shall mean, collectively, each document set forth under the heading “Servicing Agreements” on Schedule VIII hereto.
“Servicing Fee” shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Servicing Agreements.
“Servicing Services” shall mean the services required to be performed by the Manager pursuant to the terms of each Servicing Agreement, including all billing and collection services with respect to the related Solar Assets.
“Single Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi‑Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
“Solar Asset” shall mean a Host Customer Solar Asset, PBI Solar Asset or a Hedged SREC Solar Asset, in each case owned by a Financing Fund or SAP, as applicable.
“Solar Asset File” shall have the meaning set forth in the Verification Agent Agreement.
“Solar Asset Owner Member Interests” shall mean, collectively, the 100.00% equity interests in the Managing Members and SAP.
“Solar Asset Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Host Customer Payments, PBI Payments, Hedged SREC Payments actually received by the Financing Fund or SAP, as applicable, during such Collection Period, divided by (ii) the sum of all Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Hedged SREC Payments during such Collection Period.
“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.
“Solar Service Agreement” shall mean in respect of a PV System, a Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all related Ancillary Solar Service Agreements, including any related Payment Facilitation Agreements, but excluding any Performance Guaranty or Customer Warranty Agreement.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Solvent” shall mean, with respect the Borrower, that as of the date of determination, both (a) (i) the sum of such entity’s debt (including contingent liabilities) does not exceed the present fair saleable value of such entity’s present assets; (ii) such entity’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date; and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such entity is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
“SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard.
“SREC Year” shall mean (i) with respect to New Jersey, the twelve-month period beginning on June 1 and ending on May 31 and numbered in accordance with the calendar year in which such twelve-month period ends and (ii) with respect to Massachusetts, a calendar year.
“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Peron’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.
“Subsidiary Guaranty” shall mean the Guaranty, dated as of the Closing Date, by SAP, the Managing Members and each other party joined thereto as a guarantor in favor of the Administrative Agent.

A-44

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Substantial Stage Solar Asset” shall mean a Solar Asset that has not yet been installed but for which the Parent or an Affiliate thereof has been issued a “notice to proceed” confirming that the Host Customer has signed a Solar Service Agreement, and a channel partner has submitted a final design proposal and such proposal has been approved by the Parent or an Affiliate thereof, as of a Funding Date.
“Successor Facility Administrator” shall mean a successor Facility Administrator appointed pursuant to the Facility Administration Agreement.
“Sunnova Credit Facility” shall mean any financing agreement providing extensions of credit to the Parent or its Subsidiaries in which the Administrative Agent or its affiliates is a lender, agent or noteholder thereunder.
“Sunnova Inventory Holdings” shall mean Sunnova Inventory Holdings, LLC, a Delaware limited liability company.
“Sunnova Inventory Pledgor” shall mean Sunnova Inventory Pledgor, LLC, a Delaware limited liability company.
“Sunnova Management” shall mean Sunnova TE Management, LLC, a Delaware limited liability company.
“Supplemental Reserve Account” shall have the meaning set forth in Section 8.2(A)(ii).
“Supplemental Reserve Account Deposit” shall mean, for any Payment Date after Availability Period, an amount equal to the sum of (i) any Supplemental Reserve Account Deposit amounts from Payment Dates not deposited into the Supplemental Reserve Account, and (ii) the lesser of (a) the product of (1) one-fourth of $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (b) the Supplemental Reserve Account Required Balance as of the related Calculation Date minus the sum of (1) the amount on deposit in the Supplemental Reserve Account as of the related Calculation Date, and (2) the amount, if any, being deposited into the Supplemental Reserve Account on such Payment Date pursuant to clause (i). Notwithstanding the foregoing, the Supplemental Reserve Account Deposit shall be $0 for any Payment Date on which the sum of Distributable Collections is greater than or equal to the sum of (i) the payments and distributions required under clauses (i) through (iii) of Section 2.7(B) and (ii) the Aggregate Outstanding Advances as of such Payment Date prior to any distributions made on such Payment Date.

A-45

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Supplemental Reserve Account Required Balance” shall mean, as of any date of determination, (i) prior to the end of the Availability Period, $[***] or (ii) after the Availability Period, an amount equal to the sum of (a) for any Payment Date prior to the date on which a Managing Member has acquired the related Tax Equity Investor Interests in the related Financing Fund pursuant to the related Purchase Option, the sum of the Projected Purchase Option Prices under each Financing Fund, (b) for any Payment Date during a Required Tax Loss Insurance Coverage Period, the Tax Loss Insurance Deductibles and (c) the product of (1) $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System.

“Supported QFC” shall have the meaning set forth in Section 10.24 hereof.
“Swap Rate” shall mean, as of any date of determination, the then current weighted average of (i) the fixed interest rates under the swap agreements entered into in accordance with clause (i) of the definition of Hedge Requirements and (ii) with respect to any Advance not yet hedged in accordance with such clause (i) the then current fixed versus LIBOR swap rate associated with the Expected Amortization Profile of such Advance, as determined by the Administrative Agent in consultation with the Borrower.
“Takeout Agreements” shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.
“Takeout Transaction” shall mean (i) any sale, assignment or other transfer of the Solar Asset Owner Member Interests and related Collateral (either directly or through the sale, assignment or other transfer of all the Capital Stock of the Borrower) by the Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of Parent) or to a third party, in each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than the Borrower that are backed by such Collateral (a “Financing Transaction”); provided, that there is no Borrowing Base Deficiency, then the Borrower may only enter into a Takeout Transaction if immediately after giving effect to such Financing Transaction, (w) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (x) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Collateral removed from the Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.8(C), (y) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those items of the Collateral assigned by the Borrower in the

A-46

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Financing Transaction and (z) such Financing Transaction is not guaranteed by and has no material recourse to the Borrower (except that such assets are being sold and assigned by it free and clear of all Liens), (ii) a financing arrangement, securitization, sale or other disposition of such Collateral (either directly or through the sale or other disposition of all the Capital Stock of the Borrower, a Managing Member, a Financing Fund or SAP) entered into by Borrower or any of its Affiliates other than under this Agreement so long as (1) all proceeds of such transaction shall have been deposited into the Takeout Transaction Account and (2) such proceeds are sufficient, together with any equity contributions of the Parent, to repay the Obligations prorated to the reduction in the Borrowing Base as a result of such transaction, or (iii) any other financing arrangement, securitization, sale or other disposition of items of Collateral (either directly or through the sale or other disposition of the Capital Stock of the Borrower, a Managing Member, a Financing Fund, or SAP) entered into by Borrower or any of its Affiliates other than under this Agreement that is not a Financing Transaction and that has been consented to in writing by the Administrative Agent and the Majority Lenders.
“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).
“Tax Credit” shall mean an investment tax credit under Section 48(a)(3)(A)(i) of the Code or any successor provision.
“Tax Equity Facility” shall mean each transaction contemplated by the Tax Equity Financing Documents.
“Tax Equity Financing Documents” shall mean, collectively, each document set forth under the heading “Tax Equity Financing Documents” on Schedule VIII hereto.
“Tax Equity Investor” shall mean, collectively, each entity set forth under the heading “Tax Equity Investors” on Schedule VIII hereto.
“Tax Equity Investor Consent” shall mean the consent of a Tax Equity Investor of the related Tax Equity Financing Documents, as applicable relating to the transactions contemplated by this Facility.
“Tax Equity Investor Distribution Reduction Amount~~”~~ shall mean, for any Collection Period, amounts required to be paid by the Financing Funds to the Tax Equity Investors, in each case, which reduce Scheduled Managing Member Distributions for such Collection Period.
“Tax Equity Investor Interests” shall mean the Tax Equity Investors’ interest in 100% of the Class A Interest in the related Financing Fund.

A-47

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Tax Equity Party” shall mean each of the Financing Funds, the Managing Members and SAP.
“Tax Loss” shall mean the amount a Tax Credit and other federal tax benefits assumed in the Base Case Model that the respective Financing Fund, the respective Managing Member or the respective Tax Equity Investor (or their respective affiliates) shall lose the benefit of, shall not have the right to claim, shall suffer the disallowance or reduction of, shall be required to recapture or shall not claim (as a result of a final determination in accordance with the terms of such Financing Fund LLCA.
“Tax Loss Claim” shall mean the assertion by the Internal Revenue Service of a position that would result in a Tax Loss Indemnity if not reversed through administrative action or litigation.
“Tax Loss Indemnity” shall mean a Managing Member’s obligation, pursuant to the terms of the related Financing Fund LLCA, to pay the related Tax Equity Investor the amount of any Tax Loss, reduced by any Tax Savings and grossed up for any U.S. federal interest, penalties, fines or additions to tax payable by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result thereof and for the net amount of any additional U.S. federal income taxes payable by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result of including any Tax Loss Indemnity payment in its income, in each case as a result of the breach or inaccuracy of certain representations, warranties and covenants of a Managing Member set forth in such Financing Fund LLCA or the failure by Managing Member to comply with applicable law in connection with its acts or omissions pursuant to, or the performance of any covenant or obligation under, such Financing Fund LLCA.
“Tax Loss Insurance Deductible” shall mean, with respect to a Tax Loss Insurance Policy, the deductible due under such Tax Loss Insurance Policy. Should the Availability Period expire before a Tax Loss Insurance Policy is entered into, the Administrative Agent may use reasonable judgment to estimate the Tax Loss Insurance Deductible.
“Tax Loss Insurance Policy” shall mean the policy of insurance issued by a Tax Loss Insurer with respect to a Financing Fund naming such Financing Fund and the related Managing Member as insureds and such Financing Fund as loss payee, in form and substance (including, but not limited to, amounts and coverage period) approved by the Administrative Agent in its sole discretion.
“Tax Loss Insurer” shall mean the insurance company party to any Tax Loss Insurance Policy.
“Tax Savings” shall mean, with respect to a Tax Loss, any federal income tax savings realized by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result

A-48

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

of the Tax Loss, using an assumed tax rate equal to the maximum allowable U.S. federal corporate income tax rate applicable to corporations as of a given date of determination.
“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.
“TEP Collateral Account” shall have the meaning set forth in Section 5.1(W).
“TEP Developer” shall mean Sunnova TEP Developer, LLC, a Delaware limited liability company.
“TEP II Credit Agreement” shall mean that certain Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among Sunnova TEP II Holdings, LLC, a Delaware limited liability company, as borrower, Sunnova TE Management II, LLC, a Delaware limited liability company, as facility administrator, the financial institutions from time to time parties thereto, as lenders, each funding agent representing a group of lenders thereunder, Credit Suisse AG, New York Branch, as administrative agent for the lenders thereunder, Wells Fargo Bank, National Association, not in its individual capacity, but solely as paying agent, and U.S. Bank National Association, as verification agent, as amended, restated, modified and/or supplemented.
“TEP II Transaction Documents” shall mean the “Transaction Documents” referred to in the TEP II Credit Agreement.
“TEP Inventory” shall mean Sunnova TEP Inventory, a Delaware limited liability company.
“TEP Resources” shall mean Sunnova TEP Resources, a Delaware limited liability company.
“Terminated Solar Asset” shall mean a Solar Asset for which the related PV System has experienced an Event of Loss and (i) is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within 120 days of such Event of Loss or (ii) is deemed to be a “Cancelled Project” in accordance with the related Master Purchase Agreement.
“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement each Fee Letter, the Paying Agent Fee Letter, the Verification Agent Fee Letter, the Facility Administration Agreement, the Verification Agent Agreement, the Contribution Agreements, the Sale and Contribution Agreement, the SAP Contribution Agreement, the Parent Guaranty, the Tax Equity Investor Consents, each Hedge Agreement, and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in

A-49

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.
“Transfer Date” shall mean (i) with respect to Initial Solar Assets, the Closing Date and (ii) (x) with respect to any Additional Solar Asset that is not a SAP Solar Asset, the date on which such Additional Solar Asset is included in the definition of Borrowing Base and the Lenders make an Advance against such Additional Solar Asset and (y) with respect to any Additional Solar Asset that is a SAP Solar Asset, the date set forth in the relevant Additional Solar Asset Supplement (as defined in the Sale and Contribution Agreement).
“Transferable Solar Asset” shall mean (i) any Solar Asset that constitutes a Defaulted Solar Asset, Defective Solar Asset, Delinquent Solar Asset, or Terminated Solar Asset and (ii) any other Solar Asset that is not an Eligible Solar Asset hereunder.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.
“Underwriting and Reassignment Credit Policy” shall mean the internal underwriting and reassignment policy of TEP Developer attached as Exhibit J hereto.
“United States” shall mean the United States of America.
“Unused Line Fee” shall have the meaning set forth in Section 2.5(D).
“Unused Line Fee Percentage” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Unused Portion of the Commitments” shall mean, as of any date of determination, the sum of the Class A Unused Portion of the Commitments plus the Class B Unused Portion of the Commitments as of such date of determination.
“Usage Percentage” shall mean, as of such date of determination, a percentage equal to (i) the Aggregate Outstanding Advances divided by (ii) the Aggregate Commitment as of such date.
“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Special Resolution Regime” shall have the meaning set forth in Section 10.24 hereof.

A-50

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.17(G)(ii)(b)(3).
“Verification Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Verification Agent Agreement” shall mean the Verification Agent Agreement dated as of or about the Closing Date, by and among the Verification Agent, the Borrower, the Facility Administrator and the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“Verification Agent Fee” shall mean a fee payable by the Borrower to the Verification Agent as set forth in the Verification Agent Fee Letter.
“Verification Agent Fee Letter” shall mean the Verification Agent Fee Letter, dated as of the date hereof, among the Borrower and the Verification Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

A-51

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B‑1
FORM OF BORROWING BASE CERTIFICATE
BORROWING BASE CERTIFICATE
SUNNOVA TEP HOLDINGS, LLC
[DATE]
In connection with that certain Credit Agreement, dated as of September 6, 2019 (as may be amended from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the financial institutions that may become parties thereto as Lenders, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, and U.S. BANK NATIONAL ASSOCIATION, as Verification Agent, the Borrower hereby certifies that
1.    The attached Schedule I sets forth the borrowing base calculations with respect to Class A Advances on the proposed Funding Date (the “Class A Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class A Borrowing Base Calculation are true, correct and complete.
2.    The attached Schedule II sets forth the borrowing base calculations with respect to Class B Advances on the proposed Funding Date (the “Class B Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class B Borrowing Base Calculation are true, correct and complete.
3.    The attached Schedule III sets forth the Excess Concentration Amount calculations on the Funding Date (the “Excess Concentration Amount Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Excess Concentration Amount Calculation are true, correct and complete.
4.    Each Solar Asset included in the Class A Borrowing Base Calculations and in the Class B Borrowing Base Calculations constitutes an Eligible Solar Asset as of the

B-1-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

date hereof and the Excess Concentration Amount Calculation has been computed based on the information known to the Borrower or Facility Administrator as of the date hereof.
Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.
IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	_________________________________
Name:
Title:

B-1-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE I

Class A Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance                $_____________
2. Excess Concentration Amount (see Line 45 of Schedule III)        $_____________
3. Line 1 minus Line 2                            $_____________
4. Solar Assets other than Puerto Rico Solar Assets
or Substantial Stage Solar Assets included in Line 3 times 70.00%    $_____________
5. Puerto Rico Solar Assets other than Substantial Stage Solar Assets
included in Line 3 times 63.00%                        $_____________
6. Substantial Stage Solar Assets
included in Line 3 times (x) during the Borrowing Base Step-up
Period, 61.25% and (y) at all times after the Borrowing Base Step-up
Period, 52.50%                                $_____________
7. Line 4 plus Line 5 plus Line 6 (the “Class A Borrowing Base”)     $_____________
8. The Class A Aggregate Commitment                  $87,500,000
9. The lesser of Line 7 or Line 8                         $_____________

B-1-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II

Class B Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance                $_____________
2. Excess Concentration Amount (see Line 45 of Schedule III)        $_____________
3. Line 1 minus Line 2                            $_____________
4. Solar Assets other than Puerto Rico Solar Assets
or Substantial Stage Solar Assets included in Line 3 times 10.00%    $_____________
5. Puerto Rico Solar Assets other than Substantial Stage Solar Assets
included in Line 3 times 9.00%                        $_____________
6. Substantial Stage Solar Assets
included in Line 3 times (x) during the Borrowing Base Step-up
Period, 8.75% and (y) at all times after the Borrowing Base Step-up
Period, 7.50%                                 $_____________
7. Line 4 plus Line 5 plus Line 6 (the “Class B Borrowing Base”)     $_____________
8. The Class B Aggregate Commitment                      $12,500,000
9. The lesser of Line 7 or Line 8                        $_____________

B-1-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE III
Excess Concentration Amount Calculation1

1. Aggregate Discounted Solar Asset Balance	$_____________
2. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer had a FICO score of less than [***] at the time of origination	$_____________
3. Line 1 times 35.0%	$_____________
4. Line 2 minus 3 (enter $0 if less than $0)	$_____________

5. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer had a FICO score of less than [***] at the time of origination	$_____________
6. Line 1 times 28.0%	$_____________
7. Line 5 minus Line 6 (enter $0 if less than $0)	$_____________

8.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in the state in the United States with the highest concentration of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
9. Line 1 times 50.0%	$_____________
10. Line 8 minus Line 9 (enter $0 if less than $0)	$_____________

11.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in any one of the two states in the United States with either the highest or the second highest concentrations of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
12. Line 1 times 75.0%	$_____________
13. Line 11 minus Line 12 (enter $0 if less than $0)	$_____________

14.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in any one of the three states in the United States with either the highest, second highest or third highest concentrations of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
15. Line 1 times 85.0%	$_____________
16. Line 14 minus Line 15 (enter $0 if less than $0)	$_____________

B-1-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

17.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of Puerto Rico, Guam or the Northern Mariana Islands at the time of origination
$_____________
18. Line 1 times 20.0%	$_____________
19. Line 17 minus Line 18 (enter $0 if less than $0)	$_____________

20. [Reserved]	$_____________
21. [Reserved]	$_____________
22. [Reserved]	$_____________
23. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of Guam at the time of origination	$_____________
24. Line 1 times 7.5%	$_____________
25. Line 23 minus Line 24 (enter $0 if less than $0)	$_____________
26. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of the Northern Mariana Islands at the time of origination	$_____________
27. Line 1 times 1.5%	$_____________
28. Line 26 minus Line 27 (enter $0 if less than $0)	$_____________
29. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets with Credit Card Receivables	$_____________
30. Line 1 times 2.5%	$_____________
31. Line 29 minus Line 30 (enter $0 if less than $0)	$_____________
32. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Final Stage Solar Assets	$_____________
33. Line 1 times 20.0%	$_____________
34. Line 32 minus Line 33 (enter $0 if less than $0)	$_____________
35. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Substantial Stage Solar Assets	$_____________
36. Line 1 times 20.0%	$_____________
37. Line 35 minus Line 36 (enter $0 if less than $0)	$_____________
38. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Final Stage Solar Assets or Substantial Stage Solar Assets	$_____________
39. Line 1 times 35.0%	$_____________
40. Line 38 minus Line 39 (enter $0 if less than $0)	$_____________
41. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV System includes an Energy Storage System	$_____________
42. Line 1 times 50.0%	$_____________
43. Line 41 minus Line 42 (enter $0 if less than $0)	$_____________

B-1-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

44.    The aggregate Discounted Solar Asset Balance of all Eligible Solar Assets relating to any one Host Customer which exceeds the lesser of (i) one percent (1.00%) the Maximum Facility Amount and (ii) the U.S. Dollar equivalent of 1.5 million Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination)
$_____________
45.    The sum of Line 4 plus Line 7 plus Line 10 plus Line 13 plus Line 16 plus Line 19 plus Line 22 plus Line 25 plus Line 28 plus Line 31 [plus Line 34 plus Line 37][2] plus Line 40 plus Line 43 plus Line 44 (the “Excess Concentration Amount”)
$_____________

_________________
1 For the purpose of calculating the Excess Concentration Amount, Prepaid Solar Assets shall be deemed to have a Discounted Solar Asset Balance equal to [***].
2 For the purpose of calculating the Excess Concentration Amount, Lines 34, 37 and 40 shall not be included during the period commencing on the Closing Date or the effective date of a Takeout Transaction and ending ninety (90) days thereafter.

B-1-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B‑2
FORM OF NOTICE OF BORROWING
__________ ___, 20__
To:    Credit Suisse AG, New York Branch, as Administrative Agent Class A Funding Agent and Class B Funding Agent
11 Madison Avenue, 3rd Floor
New York, NY 10010
Attention:    Patrick Duggan
    Patrick Hart
Wells Fargo Bank, National Association, as Paying Agent
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attention: Corporate Trust Services – Asset Backed Administration,
E-mail: ctsabsservicer@wellsfargo.com
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
A: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class A Lenders provide Class A Advances based on the following criteria:
1.    Aggregate principal amount of Class A Advances requested: $[____________]
2.    Allocated amount of such Class A Advances to be paid by the Class A Lenders in each Class A Lender Group:
CS Lender Group    $[_______________]
[_______________]    $_______________
3.    $_______________ should be transferred to the Liquidity Reserve Account

B-2-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.    $_______________ should be transferred to the Supplemental Reserve Account
Account(s) to which Class A Funding Agents should wire the balance of the requested funds:
Bank Name: [_______________]
ABA No.: [_______________]
Account Name: [_______________]
Account No.: [_______________]
Reference: [_______________]
5.    Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with these Class A Advances and a related Schedule of Solar Assets.
B: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class B Lenders provide Class B Advances based on the following criteria:
1.    Aggregate principal amount of Class B Advances requested: $[____________]
2.    Allocated amount of such Class B Advances to be paid by the Class B Lenders in each Class B Lender Group:
CS Lender Group    $[_______________]
[_____________]     $_______________
3.    $_______________ should be transferred to the Liquidity Reserve Account
4.    $_______________ should be transferred to the Supplemental Reserve Account
Account(s) to which Class B Funding Agents should wire the balance of the requested funds:
Bank Name: [_______________]
ABA No.: [_______________]
Account Name: [_______________]
Account No.: [_______________]
Reference: [_______________]
5.    Attached to this notice as Exhibit B is the Borrowing Base Certificate in connection with these Class B Advances and a related Schedule of Solar Assets.

B-2-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

C: In accordance with Section 3.2 of the Credit Agreement, the Borrower hereby certifies that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom.
Very truly yours,
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	Name: Title:

B-2-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT A
Borrowing Base Certificate
[see attached]

B-2-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B
Borrowing Base Certificate
[see attached]

B-2-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT C
[RESERVED]

C-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-1
FORM OF CLASS A LOAN NOTE
CLASS A LOAN NOTE
Up to $[***]    [●], 2019
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class A Funding Agent, for the benefit of the Class A Lenders in its Class A Lender Group (the “Class A Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [***] DOLLARS ($[***]) or, if less, the aggregate unpaid principal amount of all Class A Advances made by the Class A Lenders in the Class A Loan Note Holder’s Class A Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class A Loan Note Holder, for the benefit of the Class A Lenders in its Class A Lender Group, on the unpaid principal amount of each such Class A Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class A Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.

D-1-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

In the event of any inconsistency between the provisions of this Class A Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS A LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS A LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS A LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS A LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS A LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS A LOAN NOTE.
This Class A Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class A Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

D-1-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

D-1-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class A Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

D-1-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-2
FORM OF CLASS B LOAN NOTE
CLASS B LOAN NOTE
Up to $[***]    [●], 2019
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class B Funding Agent, for the benefit of the Class B Lenders in its Class B Lender Group (the “Class B Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [***] DOLLARS ($[***]) or, if less, the aggregate unpaid principal amount of all Class B Advances made by the Class B Lenders in the Class B Loan Note Holder’s Class B Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class B Loan Note Holder, for the benefit of the Class B Lenders in its Class B Lender Group, on the unpaid principal amount of each such Class B Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class B Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.

D-2-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

In the event of any inconsistency between the provisions of this Class B Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS B LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS B LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS B LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS B LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS B LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS B LOAN NOTE.
This Class B Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class B Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

D-2-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

D-2-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class B Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

D-2-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT E
COMMITMENTS

Class A Commitments:
The Class A Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$87,500,000
Class B Commitments:
The Class B Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$12,500,000

E-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT F
FORM OF ASSIGNMENT AGREEMENT
This Assignment Agreement (the “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a [Class A][Class B] Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a [Class A][Class B] Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.
1.    Assignor:    ________________________________

2.	Assignee: ________________________________

3.	Administrative Agent: Credit Suisse AG, New York Branch

F-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.
Credit Agreement:    Credit Agreement, dated as of September 6, 2019, by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company, Sunnova TE Management, LLC, a Delaware limited liability company, Credit Suisse AG, New York Branch, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent

6.	Assigned Interest:

Assignor	Assignee	Type of Loans Assigned (Class A or Class B)	Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage Assigned of Loans
			$	$	%
[Signature pages follow]

F-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Effective Date: ________________, 20__
The terms set forth in this Assignment Agreement are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By
Name
Title
ASSIGNEE
[NAME OF ASSIGNEE]
By
Name
Title
Accepted:
CREDIT SUISSE AG, New York Branch,
as Administrative Agent

By
Name
Title

By
Name
Title

F-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AGREEMENT

SECTION 1.	REPRESENTATIONS AND WARRANTIES.
Section 1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower or any other Person of any of their respective obligations under any Transaction Document.
Section 1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a [Class A][Class B]Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.8 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [Class A][Class B]Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [Class A][Class B] Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) attached to the

F-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.

SECTION 2.	PAYMENTS.
From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

SECTION 3.	GENERAL PROVISIONS.
This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

F-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT G
FORM OF SOLAR SERVICE AGREEMENT
[SEE ATTACHED]

G-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT H

FORM OF NOTICE OF DELAYED FUNDING
Sunnova TEP Holdings, LLC
20 Greenway Plaza, Suite 475
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [ ], as a Non-Conduit Lender, hereby notifies the Borrower that it has incurred external costs, fees or expenses directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitments under the Credit Agreement and/or its interests in the Loan Notes.
Sincerely,
[____]
By:
Name:
Title:

I-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT I

DELAYED FUNDING NOTICE
Sunnova TEP Holdings, LLC
20 Greenway Plaza, Suite 475
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [_____], as a Non-Conduit Lender, hereby notifies the Borrower of its intent to fund its amount of the Advance related to the Notice of Borrowing delivered by the Borrower on [_____], on a Business Day that is before [_____]3, rather than on the date specified in such Notice of Borrowing.
Sincerely,
[____]
By:
Name:
Title:

__________________________
3 Thirty-five days following the date of delivery by such Non-Conduit Lender of this Delayed Funding Notice.

I-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT J
UNDERWRITING AND REASSIGNMENT CREDIT POLICY
[SEE ATTACHED]

J-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE I
ELIGIBILITY CRITERIA -
REPRESENTATIONS AND WARRANTIES AS TO SOLAR ASSETS

1.
Accuracy of Schedule of Solar Assets. Each entry with respect to the Solar Asset set forth on the Schedule of Solar Assets is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading, including, if such Solar Asset is a Substantial Stage Solar Asset, the amount disbursed to channel partners for services rendered in respect of Substantial Stage Solar Asset.

2.
Form of Solar Service Agreement. The related Solar Service Agreement is substantially in the form of one of the Parent’s standard forms of Solar Service Agreement attached as Exhibit G to this Agreement (as such Exhibit may be modified after the Closing Date in accordance with Section 5.1(X) of the Agreement). The related Solar Service Agreement provides that an Approved Installer has designed, procured and installed, or will design, procure and install, a PV System at the property specified in such Solar Service Agreement and the Host Customer agrees to purchase electric energy produced by such PV System or lease such PV System. At the time of installation, such Approved Installer was properly licensed and had the required expertise to design, procure and install the related PV System.

3.
Modifications to Solar Service Agreement. The terms of the related Solar Service Agreement have not been amended, waived, extended, or modified in any manner inconsistent with the Customer Collection Policy.

4.
Host Customer Payments in U.S. Dollars. The related Host Customer is obligated per the terms of the related Solar Service Agreement to make payments in U.S. dollars to the owner of the related Solar Service Agreement or its designee.

5.	Host Customer FICO Score. As of the date of the Solar Service Agreement, the related Host Customer has a FICO of at least [***].

6.
Weighted Average FICO Score. After giving effect to the Solar Asset’s inclusion in the Collateral, the weighted average FICO score (determined as of the dates of the related Solar Service Agreements) for Eligible Solar Assets will be at least [***].

7.
Absolute and Unconditional Obligation. The related Solar Service Agreement is by its terms an absolute and unconditional obligation of the Host Customer to pay for electricity generated and delivered or that will be generated and delivered by the related PV System to such Host Customer after the related PV System has received Permission to Operate, and the payment obligations under the related Solar Service Agreement do not provide for offset

Schedule I-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

for any reason, including without limitation non‑payment or non‑performance by the Parent or any assignee thereof under any Customer Warranty Agreement or Performance Guaranty.

8.
Non‑cancelable; Prepayable. The related Solar Service Agreement is non‑cancelable and prepayable by the Host Customer, if at all, only with a mandatory prepayment amount equal to or greater than an amount determined by the discounting of all remaining projected Host Customer Payments at a pre‑determined discount rate of not more than 6% per annum.

9
Freely Assignable. (a) Ownership of the related PV System is freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such PV System may be granted by SAP, without the consent of any Person, except any such consent as has already been obtained.

(b) The related Solar Service Agreement and the rights with respect to the related Solar Assets (other than the PV System) are freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such Solar Assets may be granted by SAP, without the consent of any Person, except any such consent as has already been obtained.

10.
Legal Compliance. The origination of the related Solar Service Agreement and related PV Systems, as installed, was in compliance (or in the case of a Substantial Stage Solar Asset, will be in compliance) in all material respects with respect to the applicable federal, state and local laws and regulations including those relating to usury, truth‑in‑lending, consumer credit protection and disclosure laws at the time such Solar Service Agreement was originated or such PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed), as applicable.

11.
Legal, Valid and Binding Agreement. The related Solar Service Agreement is the legal, valid and binding payment obligation of the related Host Customer, enforceable against such related Host Customer in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

12.
No Delinquencies, Defaults or Terminations. The related Solar Service Agreement is not a Delinquent Solar Asset or a Defaulted Solar Asset and the related PV System is not a Terminated Solar Asset. Furthermore, the Host Customer associated with the related Solar Service Agreement is not a Host Customer for any other Solar Service Agreement that was

Schedule I-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

originated, acquired and/or serviced by the Parent or any Affiliate thereof that would meet the definition of either Delinquent Solar Asset or Defaulted Solar Asset.

13.
Minimum Payments Made. (i) Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, either a minimum of one payment due under the related Solar Service Agreement has been made or the related Host Customer’s first payment under the related Solar Service Agreement has not been made because such payment is not yet due but such payment is due in the calendar month no later than the first full calendar month immediately following the later of (a) the related Transfer Date or (b) the date that such Solar Asset receives Permission to Operate and (ii) solely in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, the related Host Customer’s first payment under the related Solar Service Agreement has not been made because such payment is not yet due but such payment is due in the calendar month that is no later than one hundred twenty (120) days after the Transfer Date with respect to such Substantial Stage Solar Asset or Final Stage Solar Asset or no later than thirty (30) days after such Transfer Date.

14.	PV System and Solar Service Agreement Status. The related PV System has not been turned off due to a Host Customer delinquency under the Solar Service Agreement.

15.
Affiliate Host Customers. Solar Service Agreements comprising no more than 0.25% of the Aggregate Discounted Solar Asset Balance as of the Closing Date (with respect to the Initial Solar Assets) and as of the most recent Transfer Date (as to all Eligible Solar Assets then owned by a Financing Fund or SAP) are related to Host Customers that are Persons who are employees of the Parent, the Borrower or any of their respective Affiliates.

16.
No Adverse Selection. No selection procedures reasonably believed by the Parent or Borrower to be adverse to the Lenders were utilized in selecting such Solar Asset and the related Solar Service Agreement from among the Eligible Solar Assets directly owned by the Parent or its Affiliates.

17.
Full Force and Effect. The related Solar Service Agreement is in full force and effect in accordance with its respective terms, except as may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

18.
Ordinary Course of Business. The related Solar Service Agreement relates to the sale of power from or the leasing of a PV System, and such Solar Service Agreement was originated or acquired consistent with the ordinary course of business of the Parent.

Schedule I-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

19.
PV System. Except in the case of a Substantial Stage Solar Asset, the related PV System was properly delivered to and installed for the related Host Customer in good repair, without defects and in satisfactory order. Except in the case of a Substantial Stage Solar Asset, the related Host Customer has accepted the related PV System, and no related Host Customer has notified the Parent or any Affiliate thereof of any existing defects therein which is not in the process of being investigated, addressed or repaired by the Parent or any Affiliate thereof. Except in the case of a Substantial Stage Solar Asset, the Solar Photovoltaic Panels, Inverters and Energy Storage Systems with respect to the related PV System were manufactured by an Approved Vendor at the time of installation.

20.	No Defenses Asserted. The related Solar Service Agreement has not been satisfied, subordinated or rescinded and no lawsuit is pending with respect to such related Solar Service Agreement.

21.
Insurance. With respect to the related PV System (other than if such PV System is related to a Substantial Stage Solar Asset), the Parent has obtained and does maintain insurance in amounts and coverage consistent with the Parent’s policies. The Parent’s policies in respect of amounts, coverage and monitoring compliance thereof are consistent with insurance broker recommendations based on probable maximum loss projections and with the Parent’s historic loss experience, taking into account what is commercially reasonable and available in the market on commercially reasonable terms. All such required insurance is in full force and effect.

22.
Taxes and Governmental Charges. The transfer, assignment and the pledge of the Collateral by the Borrower and SAP pursuant to the Security Agreement and the Pledge Agreement is not subject to and will not result in any Tax payable by the Borrower to any federal, state or local government except as has been paid or provided for. No Tax is owed in connection with any period prior to the applicable Cut-Off Date or with respect to the sale, contribution or assignment of Conveyed Property by the applicable Assignor to the Seller, by the Seller to the Borrower or by the Borrower to SAP, except as has been paid or provided for.

23.
Governing Law of Solar Service Agreement. The related Solar Service Agreement is governed by the laws of a state or territory of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer, pledge or assignment of the related Solar Service Agreement under any of the Transaction Documents, including any exchange for refund in accordance with the Transaction Documents.

Schedule I-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

24.
No Unpaid Fees. Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, there are no unpaid fees owed to third parties relating to the origination of the related Solar Service Agreement and installation of the related PV System.

25.
Payment Terms of Solar Service Agreement. The related Solar Service Agreement provides that the Host Customer thereunder is required to make periodic Host Customer Payments, which are due and payable on a monthly basis, during the term of the related Solar Service Agreement.

26.	PBI Payments.

a.
All applications, forms and other filings required to be submitted in connection with the procurement of PBI Payments have been properly made in all material respects under applicable law, rules and regulations and the related PBI Obligor has provided a written reservation approval (which may be in the form of electronic mail from the related PBI Obligor) for the payment of PBI Payments.

b.
All conditions to the payment of PBI Payments by the related PBI Obligor (including but not limited to the size of the PV Systems, final site visits, provision of data, installation of metering, proof of project completion, production data and execution and delivery of final forms and related agreements (including all applications, forms and other filings and any written reservation approvals, Interconnection Agreements and REC purchase agreements, if required, each, a “Performance Based Incentive Agreement”)) have been satisfied or approved, as applicable, and the PBI Obligor’s payment obligation is an absolute and unconditional obligation of the PBI Obligor that is not, by the terms of the related Performance Based Incentive Agreement, subject to offset for any reason.

c.
Copies of all PBI Documents and the Performance Based Incentive Agreement, if any, for PBI Payments have been delivered to the Verification Agent as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).

d.
To the extent the rights to receive PBI Payments and the related Performance Based Incentive Agreement, if any, are not freely assignable without the consent of the related PBI Obligor, or if consent or notice to any Person is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset). The PBI Payments are not subject to any

Schedule I-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the PBI Payments within the regulations set forth with respect to such PBI Payments. Immediately prior to the transfer of the rights to the PBI Payments and the related Performance Based Incentive Agreement, if any, to a Financing Fund or the Borrower, TEP Developer or the Seller, as applicable, had full legal and equitable title to such rights, free and clear of all Liens except for Permitted Liens and a Financing Fund or SAP, as applicable, acquired full legal and equitable title to such PBI Payments and the related Performance Based Incentive Agreement, free and clear of all Liens, except for Permitted Liens or Permitted Equity Liens. To the extent that notice is required, upon completion of the assignment of a Performance Based Incentive Agreement to a Financing Fund or SAP, as applicable, the Parent or an affiliate thereof delivered notice to the PBI Obligor indicating that such Financing Fund or SAP, as applicable, is the owner of the related PV System and the payee of the PBI Payment.

e.
If a Performance Based Incentive Agreement is required by the laws, rules or regulations governing the obligations of the PBI Obligor to pay the PBI Payments, such Performance Based Incentive Agreement is, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the PBI Obligor, enforceable against such PBI Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).

f.
The transfer, assignment and pledge of the rights to the PBI Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.

27.
Host Customer. The related Solar Services Agreement was either originated or acquired by the Parent in the ordinary course of business and in accordance with its Underwriting and Reassignment Credit Policy.

28.
Warranties. All Manufacturer Warranties relating to the related Solar Service Agreement and the related PV System are in full force and effect and can be enforced by a Financing Fund, SAP or the Manager (other than with respect to those Manufacturer Warranties that are no longer being honored by the relevant manufacturer with respect to all customers generally, and except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights

Schedule I-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

29.	True Lease. The related Solar Service Agreement in the form of a Lease Agreement is a “true” lease, as defined in Article 2‑A of the UCC.

30.
UCC. The related Solar Service Agreement and rights to PBI Payments constitute “general intangibles”, “accounts” or “chattel paper” within the meaning of the applicable UCC and no paper originals with respect to any “chattel paper” or single authoritative copy with respect to “electronic chattel paper” exists. The PV Systems constitute “Equipment” within the meaning of the applicable UCC. Upon the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions, the Administrative Agent will have a first priority perfected security interest in and to the Solar Service Agreements, the rights to PBI Payments and the PV Systems, subject to Permitted Liens and in each case related solely to the SAP Solar Assets.

31.
Fixture Filing. The terms of the related Solar Service Agreement provide that the parties thereto agree that the related PV System is not a fixture. The Parent or an Affiliate thereof has filed (or in the case of a Substantial Stage Solar Asset, will file) a protective UCC fixture filing or, with respect to Guam, its jurisdictional equivalent, in respect of the related PV System; provided, that (i) certain of such UCC fixture filings or such equivalent filings have been temporarily released in order to assist the applicable Host Customer in a pending refinancing of such Host Customer’s mortgage loan or sale of the related property and (ii) as a result, such UCC fixture filings or equivalent filings may not have been filed or maintained in a manner that would provide priority under the UCC over a conflicting interest of an encumbrancer or owner of the real property subject to such UCC fixture filing or equivalent filing.

32.	Host Customer Residency. The related Host Customer is a resident of one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory.

33.
PV System. The related PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed) on a single‑family residential property and one or more of the Host Customers (i) that is an individual that is not deceased and is not a governmental entity, a business, a corporation, institution or other legal entity (a "natural person"); provided, that 5.00% of the Aggregate Discounted Solar Asset Balance may relate to Host Customers that are a limited liability company, corporation, trust, partnership or other legal entity if (A) the Parent has determined that the controlling member of the limited liability company, controlling stockholder of the corporation, trustee of the trust, general partner of the

Schedule I-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

partnership or other equivalent controlling person the legal entity is a natural person and (B) the Parent has performed the same underwriting process in connection with such natural person as it applies to Host Customers that are natural persons; (ii) that voluntarily entered into such Solar Service Agreement and not as a result of fraud or identity theft, and (iii) who owns the real property on which the PV System is installed in one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory; provided that in the case where the Host Customer is a natural person, the residence may be owned by a limited liability company, corporation, trust, partnership or other legal entity for which the Parent has determined that the Host Customer is the controlling member, controlling stockholder, trustee, general partner or other equivalent controlling person). No related Host Customer has notified the Parent or any Affiliate thereof of any damage or other casualty affecting the PV system or home and neither the Parent nor any Affiliate thereof is aware of any other event that has occurred, in each case, that would affect the value or performance of the Solar Asset or the PV System. All parts and materials furnished in connection with the related PV System which are material to the solar energy production performance of such PV System, including but not limited to the Solar Photovoltaic Panels and Inverters, are (or in the case of a Substantial Stage Solar Asset, will be) newly manufactured with a manufacturer date no more than 12 months prior to the date the Solar Asset was originated.

34.
Hedged SRECs. With respect to all Solar Assets for which the related Host Customer is a resident of either New Jersey or Massachusetts, as of the date that is 120 days from the Closing Date, the Projected SREC Hedge Ratio determined for the SREC Years 2019, 2020, 2021 and 2022 does not exceed 85%.

35.	Maximum Solar Asset Tenor. The original term to maturity of the Solar Asset does not exceed 300 months.

36.
Host Customer Solvency: (i) The Host Customer is not a debtor in a bankruptcy case as of the Closing Date (in the case of the Initial Solar Assets) or the related Transfer Date (in the case of Additional Solar Assets), and (ii) the Host Customer has not commenced any litigation or asserted any claim in writing challenging the validity or enforceability of the related Solar Service Agreement.

37.
No Impairment. Neither the Parent nor any of its Affiliates has done anything to impair the rights of the Borrower, the Administrative Agent or the Lenders in the Collateral or payments with respect thereto.

Schedule I-8

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

38.
Ownership. A Financing Fund or SAP, as applicable, has full legal and equitable title to the related PV System and related Solar Service Agreement, in each case free and clear of all Liens except for Permitted Liens and Permitted Equity Liens.

39.
Final Stage Solar Asset. If such Solar Asset is a Final Stage Solar Asset, such Solar Asset will not be a Final Stage Solar Asset for more than 150 days since the date such Solar Asset first constituted a Final Stage Solar Asset.

40.
Substantial Stage Solar Asset. If such Solar Asset is a Substantial Stage Solar Asset, (i) such Solar Asset will not be a Substantial Stage Solar Asset for more than 90 days (or 120 days if the related Host Customer is located in the East Region) since the Parent or an Affiliate thereof has issued a “notice to proceed” confirming the related Host Customer signed the related Solar Service Agreement, a channel partner submitted a final design proposal and such proposal was approved by the Parent or an Affiliate thereof and (ii) the related Host Customer has not cancelled the installation of the Solar Asset notwithstanding receipt of the related “notice to proceed.”

41.
Puerto Rico Solar Asset. If such Solar Asset is a Puerto Rico Solar Asset, the related PV System relies on one or more Energy Storage Systems and does not rely on the operation of the utility grid in order to operate.

42.	Hedged SREC Payments.

a.
All applications, forms and other filings required to be submitted in connection with the procurement of Hedged SREC Payments have been properly made in all material respects under applicable law, rules and regulations and the related Eligible Hedged SREC Counterparty has provided a written reservation approval (which may be in the form of electronic mail from the related Eligible Hedged SREC Counterparty) for the payment of Hedged SREC Payments.

b.
All conditions to the payment of Hedged SREC Payments by the related Eligible Hedged SREC Counterparty have been satisfied or approved, as applicable, and the Eligible Hedged SREC Counterparty’s payment obligation is an absolute and unconditional obligation of the Eligible Hedged SREC Counterparty that is not, by the terms of the related Hedged SREC Agreement, subject to offset for any reason.

c.
Copies of all Hedged SREC Agreements with respect to Hedged SREC Payments have been delivered to the Verification Agent as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).

Schedule I-9

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

d.
To the extent that the rights to receive Hedged SREC Payments and the related Hedged SREC Agreement, if any, are not freely assignable without the consent of the Eligible Hedged SREC Counterparty, or if consent of or notice to any Person is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset). The Hedged SREC Payments are not subject to any law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the Hedged SREC Payments within the regulations set forth with respect to such Hedged SREC Payments. Immediately prior to the transfer of the rights to the Hedged SREC Payments and the related Hedged SREC Agreement to the Borrower, TEP Developer had full legal and equitable title to such rights, free and clear of all Liens except for Permitted Liens and the Borrower acquired full legal and equitable title to such Hedged SREC Payments and the related Hedged SREC Agreement, free and clear of all Liens, except for Permitted Liens, Permitted Equity Liens and security interest granted to the Administrative Agent. To the extent notice is required, upon completion of the assignment of a Hedged SREC Agreement to the Borrower, TEP Developer delivered notice to the Eligible Hedged SREC Counterparty indicating that the Borrower is the owner of the related PV System and the payee of the Hedged SREC Payment.

e.
If a Hedged SREC Agreement is required by the laws, rules or regulations governing the obligations of the Eligible Hedged SREC Counterparty to pay the Hedged SREC Payments, such Hedged SREC Agreement is, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the Eligible Hedged SREC Counterparty, enforceable against such Eligible Hedged SREC Counterparty in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).

f.
The transfer, assignment and pledge of the rights to the Hedged SREC Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.

43.
Delivery of Solar Service Agreement. The related Solar Service Agreement and any amendments or modifications have been converted into an electronic (.pdf) form (an “Electronic Copy”) and delivered to the Verification Agent.  The related original (or “authoritative copy” for purposes of the UCC) of the Solar Service Agreement and any amendments or modifications have been destroyed on or before the Closing Date

Schedule I-10

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset) in compliance with the Parent’s document storage policies or, if not destroyed, no other Person has or could obtain possession or control thereof in a manner that would enable such Person to claim priority over the lien of the Administrative Agent.

44.	Financing Funds/SAP.

a.
Each Tax Equity Facility Document to which any Tax Equity Party is a party is a legal, valid and binding obligation of such Tax Equity Party, enforceable against such Tax Equity Party in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity). None of the Tax Equity Facility Documents to which a Tax Equity Party is a party has been amended or modified since the effective date of such Tax Equity Facility Documents other than as set forth on Schedule VIII. No Tax Equity Party is party to any material contract, agreement or other undertaking except the Tax Equity Facility Documents and any other contract, agreement or undertaking previously disclosed in writing to the Administrative Agent.

b.
All Tax Equity Facility Documents are in full force and effect and no material breach, default or event of default has occurred and is continuing thereunder or in connection therewith, except in either case to the extent that such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the PV Systems owned by a Financing Fund or the PV Systems owned by SAP or on the legality, validity or enforceability of the Tax Equity Facility Documents.

c.
None of the Managing Members, the Financing Funds or SAP has any indebtedness or other obligations or liabilities, direct or contingent other than as permitted under the Transaction Documents. The Managing Members have full legal and equitable title to the Managing Member Interests free and clear of all Liens.

d.	No loan to the Managing Members, the Financing Funds or SAP made or indebtedness incurred prior to the related Closing Date remains outstanding.

e.	Each of the Managing Members and SAP is a limited liability company that is disregarded for federal income tax purposes.

Schedule I-11

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

f.	None of the Managing Members, the Financing Funds or SAP is in breach or default under or with respect to any contractual obligation.

g.	None of the Managing Members, the Financing Funds or SAP has conducted any business other than the business contemplated by the Tax Equity Facility Documents.

h.
No event has occurred under the Tax Equity Facility Documents that would allow a Tax Equity Investor or another member to remove, or give notice of removal of, the related Managing Member, nor has a Managing Member given or received notice of an action, claim or threat of removal.

i.
No event or circumstance occurred and is continuing that has resulted or would reasonably be expected result in or trigger any limitation, reduction, suspension or other restriction of the Managing Member Distributions.

j.
There are no actions, suits, proceedings, claims or disputes pending or, to the Borrower’s knowledge, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against a Financing Fund, SAP or a Managing Member, or against any of their properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the Solar Assets or on the legality, validity or enforceability of any of the Transaction Documents or any of the Tax Equity Facility Documents.

k.
No notice or action challenging the tax structure, tax basis validity, tax characterization or tax-related legal compliance of the Tax Equity Facility or the tax benefits associated with the Tax Equity Facility is ongoing or has been resolved in a manner adverse to the Tax Equity Facility or a Managing Member, in each case, that would reasonably be expected to have a material adverse effect on the Tax Equity Facility or a Managing Member.

l.
The only holders of equity interests in the Financing Funds are the Managing Members and Tax Equity Investors and other than the Purchase Options there are no outstanding obligations of the Managing Members or a Tax Equity Investor to repurchase, redeem, or otherwise acquire any membership or other equity interests in the Managing Members and a Tax Equity Investor, as applicable, or to make payments to any person, such as “phantom stock” payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Managing Members and a Tax Equity Investor, as applicable. The class or classes

Schedule I-12

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

of membership interests that a Financing Fund is authorized to issue and has issued are expressly set forth in its Financing Fund LLCA.

m.
Each of the Financing Funds and SAP has filed, or has caused to be filed with the appropriate tax authority, all federal, state and local tax returns that it is required to file and has paid or has caused to be paid all taxes it is required to pay to the extent due; provided, however, that each of the Financing Funds and SAP may contest in good faith any such taxes and, in such event, may permit the taxes so contested to remain unpaid during any period, including appeals, when the Financing Funds and SAP, as applicable, are in good faith contesting the same, so long as such contest is pursued in accordance with the requirements of each applicable Tax Equity Facility Document. There is no action, suit, proceeding, investigation, audit or claim now pending by a taxing authority regarding any taxes relating to the Financing Funds or SAP that could, if made, individually or in the aggregate have a Material Adverse Effect.

n.
The Borrower has delivered to the Administrative Agent the most recent financial statements (including the notes thereto) prepared in respect of the Financing Funds and SAP pursuant to the requirements of the Tax Equity Facility Documents, and such financial statements (if any) (a) fairly present in all material respects the financial condition of the Financing Funds and SAP, as applicable, as of the date thereof and (b) have been prepared in accordance with the requirements of Tax Equity Facility Documents. Such financial statements and notes thereto disclose all direct or contingent material liabilities of the Financing Funds and SAP as of the dates thereof, including liabilities for taxes, material commitments and debt.

o.	The Financing Funds or SAP, as applicable, is party to each Solar Service Agreement in respect of each PV System owned by it.

45.
Savings Product. If such Solar Asset is a Host Customer Solar Asset, the related Solar Service Agreement is a "savings product" (as such term is defined in the Underwriting and Reassignment Credit Policy).

Schedule I-13

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II
THE COLLECTION ACCOUNT, THE SUPPLEMENTAL RESERVE ACCOUNT, THE LIQUIDITY RESERVE ACCOUNT, THE SAP REVENUE ACCOUNT, THE TAKEOUT TRANSACTION ACCOUNT, THE BORROWER’S ACCOUNT AND THE TEP COLLATERAL ACCOUNT

Collection Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Supplemental Reserve Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Liquidity Reserve Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Acct:    [***]
Account Name:    [***]
FFC:    [***]
SAP Revenue Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Takeout Transaction Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]

Schedule II-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Borrower’s Account
Bank Name:    Texas Capital Bank
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
Reference:    [***]
TEP Collateral Account4

__________________
4 To be completed upon opening of the TEP Collateral Account.

Schedule II-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE III
[RESERVED]

Schedule III-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE IV
SCHEDULED HEDGED SREC PAYMENTS
[On file with the Administrative Agent]

Schedule IV-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE V
SCHEDULED HOST CUSTOMER PAYMENTS
[On file with the Administrative Agent]

Schedule V-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VI

SCHEDULED PBI PAYMENTS
[On file with the Administrative Agent]

Schedule VI-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VII
SCHEDULED MANAGING MEMBER DISTRIBUTIONS
[On file with the Administrative Agent]

Schedule VII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VIII

TAX EQUITY DEFINITIONS
Financing Funds

1.	Sunnova TEP IV-A, LLC, a Delaware limited liability company (“TEP IV-A”)

2.	Sunnova TEP IV-B, LLC, a Delaware limited liability company (“TEP IV-B”)
Financing Fund LLCAs

1.
With respect to TEP IV-A, the Amended and Restated Limited Liability Company Agreement, dated as of August 16, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-A LLCA”)

2.
With respect to TEP IV-B, the Amended and Restated Limited Liability Company Agreement, dated as of December 31, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-B LLCA”)

Management Agreements

1.	Management Agreement, dated as of August 16, 2019, by and between the Manager and TEP IV-A (“TEP IV-A Management Agreement”)

2.	Management Agreement, dated as of December 31, 2019, by and between the Manager and TEP IV-B (“TEP IV-B Management Agreement”)
Managers

1.	Sunnova TE Management, LLC, a Delaware limited liability company
Managing Members

1.	Sunnova TEP IV-A Manager, LLC, a Delaware limited liability company

2.	Sunnova TEP IV-B Manager, LLC, a Delaware limited liability company
Managing Member Interests

1.	The Class B Interest in TEP IV-A

2.	To the extent the TEP IV-A Purchase Option is exercised, the Class A Interest in TEP IV-A

3.	The Class B Interest in TEP IV-B

4.	To the extent the TEP IV-B Purchase Option is exercised, the Class A Interest in TEP IV-B
Master Purchase Agreements

1.	Master Purchase Agreement, dated as of August 16, 2019, between Sunnova TEP Developer, LLC and TEP IV-A (“TEP IV-A MPA”)

2.	Development and Purchase Agreement, dated as of December 31, 2019, by and between Sunnova TEP Developer, LLC and TEP IV-B (“TEP IV-B DPA”)
Purchase Options

1.	“TEP IV-A Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-A

2.	“TEP IV-B Purchase Option” means the right of the applicable Managing Member to purchase the related Tax Equity Investor’s interest in TEP IV-B

Schedule VIII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Servicing Agreements

1.	Servicing Agreement, dated as of August 16, 2019, by and among the Manager, TEP IV-A and GreatAmerica Portfolio Services Group LLC (“TEP IV-A Servicing Agreement”)

2.	Servicing Agreement, dated as of December 31, 2019, by and among the Manager, TEP IV-B and GreatAmerica Portfolio Services Group LLC (“TEP IV-B Servicing Agreement”)
Tax Equity Financing Documents
TEP IV-A

1.	Guaranty, dated as of August 16, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-A Management Agreement

3.	TEP IV-A Servicing Agreement

4.	TEP IV-A MPA

5.	TEP IV-A LLCA

6.	Deposit Account Control Agreement, dated as of August 16, 2019, by and between TEP IV-A, the applicable Tax Equity Investor, and Texas Capital Bank, N.A., a national banking association
TEP IV-B

1.	Guaranty, dated as of December 31, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-B Management Agreement

3.	TEP IV-B Servicing Agreement

4.	TEP IV-B DPA

5.	TEP IV-B LLCA

6.	Blocked Account Control Agreement, dated as of December 31, 2019, by and among TEP IV-B, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association
Tax Equity Investors

1.	With respect to TEP IV-A, JPM Capital Corporation, a Delaware corporation

2.	With respect to TEP IV-B, BAL Investment & Advisory, Inc., a Delaware corporation

Schedule VIII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE IX
SAP FINANCING DOCUMENTS

1.	Management Agreement, dated as of September 6, 2019, by and between Manager and SAP.
Servicing Agreement, dated as of September 6, 2019, by and among GreatAmerica Portfolio Services Group LLC, Manager and SAP.

Schedule IX-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE X
SAP NTP FINANCING DOCUMENTS

1.	Master Distribution Agreement, dated as of December 31, 2019, by and among SAP, Borrower, TEP Resources and Seller.

Schedule X

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit B
Form of Underwriting and Reassignment Credit Policy

The information in this exhibit has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[Exhibit B is maintained within the books and records of the Company]

[Exhibit B]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit C

TEP II Payoff Date Amendments

[see attached]

[Exhibit C]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT C
FINAL VERSION

CREDIT AGREEMENT
dated as of September 6, 2019
among
SUNNOVA TEP HOLDINGS, LLC,
as Borrower
SUNNOVA TE MANAGEMENT, LLC,
as Facility Administrator
CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent for the financial institutions
that may from time to time become parties hereto as Lenders
LENDERS
from time to time party hereto
FUNDING AGENTS
from time to time party hereto
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Paying Agent
and
U.S. BANK NATIONAL ASSOCIATION,
as Verification Agent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

TABLE OF CONTENTS
SECTION    HEADING    PAGE

ARTICLE I	CERTAIN DEFINITIONS 1

Section 1.1.	Certain Definitions 1

Section 1.2.	Computation of Time Periods 1

Section 1.3.	Construction 1

Section 1.4.	Accounting Terms 2

ARTICLE II	AMOUNTS AND TERMS OF THE ADVANCES 2

Section 2.1.	Establishment of the Credit Facility 2

Section 2.2.	The Advances 2

Section 2.3.	Use of Proceeds 3

Section 2.4.	Making the Advances 3

Section 2.5.	Fees 6

Section 2.6.	Reduction/Increase of the Commitments 6

Section 2.7.	Repayment of the Advances 7

Section 2.8.	Certain Prepayments 13

Section 2.9.	Mandatory Prepayments of Advances 14

Section 2.10.	[Reserved] 14

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 2.11.	Interest 14

Section 2.12.	Breakage Costs; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications 14

Section 2.13.	Payments and Computations 16

Section 2.14.	Payment on Non‑Business Days 16

Section 2.15.	[Reserved] 16

Section 2.16.	Extension of the Scheduled Commitment Termination Date 17

Section 2.17.	Taxes 17

Section 2.18.	Request for Borrowing Exceeding Aggregate Commitment 21

ARTICLE III	CONDITIONS OF LENDING AND CLOSING 22

Section 3.1.	Conditions Precedent to Closing 22

Section 3.2.	Conditions Precedent to the Advances 25

Section 3.3.	Conditions Precedent to Acquisition of Additional Managing Members 27

ARTICLE IV	REPRESENTATIONS AND WARRANTIES 27

Section 4.1.	Representations and Warranties of the Borrower 27

ARTICLE V	COVENANTS 32

-ii-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 5.1.	Affirmative Covenants 32

Section 5.2.	Negative Covenants 43

Section 5.3.	Covenants Regarding the Solar Asset Owner Membership Interests 47

ARTICLE VI	EVENTS OF DEFAULT 49

Section 6.1.	Events of Default 49

Section 6.2.	Remedies 51

Section 6.3.	Class B Lender Purchase Option 52

Section 6.4.	Sale of Collateral 53

ARTICLE VII	THE ADMINISTRATIVE AGENT AND FUNDING AGENTS 54

Section 7.1.	Appointment; Nature of Relationship 54

Section 7.2.	Powers 55

Section 7.3.	General Immunity 55

Section 7.4.	No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. 55

Section 7.5.	Action on Instructions of Lenders 55

Section 7.6.	Employment of Administrative Agents and Counsel 56

Section 7.7.	Reliance on Documents; Counsel 56

-iii-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.8.	The Administrative Agent’s Reimbursement and Indemnification 56

Section 7.9.	Rights as a Lender 56

Section 7.10.	Lender Credit Decision 57

Section 7.11.	Successor Administrative Agent 57

Section 7.12.	Transaction Documents; Further Assurances 57

Section 7.13.	Collateral Review 58

Section 7.14.	Funding Agent Appointment; Nature of Relationship 58

Section 7.15.	Funding Agent Powers 58

Section 7.16.	Funding Agent General Immunity 59

Section 7.17.	Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. 59

Section 7.18.	Funding Agent Action on Instructions of Lenders 59

Section 7.19.	Funding Agent Employment of Administrative Agents and Counsel 59

Section 7.20.	Funding Agent Reliance on Documents; Counsel 60

Section 7.21.	Funding Agent’s Reimbursement and Indemnification 60

Section 7.22.	Funding Agent Rights as a Lender 60

Section 7.23.	Funding Agent Lender Credit Decision 60

Section 7.24.	Funding Agent Successor Funding Agent 61

-iv-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.25.	Funding Agent Transaction Documents; Further Assurances 61

ARTICLE VIII	ADMINISTRATION AND SERVICING OF THE COLLATERAL 61

Section 8.1.	Facility Administration Agreement 61

Section 8.2.	Accounts 63

Section 8.3.	Adjustments 73

ARTICLE IX	THE PAYING AGENT 74

Section 9.1.	Appointment 74

Section 9.2.	Representations and Warranties 74

Section 9.3.	Limitation of Liability of the Paying Agent 74

Section 9.4.	Certain Matters Affecting the Paying Agent 75

Section 9.5.	Indemnification 80

Section 9.6.	Successor Paying Agent 81

ARTICLE X	MISCELLANEOUS 82

Section 10.1.	Survival 82

Section 10.2.	Amendments, Etc. 82

Section 10.3.	Notices, Etc. 83

-v-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 10.4.	No Waiver; Remedies 83

Section 10.5.	Indemnification 83

Section 10.6.	Costs, Expenses and Taxes 84

Section 10.7.	Right of Set‑off; Ratable Payments; Relations Among Lenders 85

Section 10.8.	Binding Effect; Assignment 86

Section 10.9.	GOVERNING LAW 88

Section 10.10.	Jurisdiction 88

Section 10.11.	Waiver of Jury Trial 89

Section 10.12.	Section Headings 89

Section 10.13.	Tax Characterization 89

Section 10.14.	Execution 89

Section 10.15.	Limitations on Liability 89

Section 10.16.	Confidentiality 89

Section 10.17.	Limited Recourse 91

Section 10.18.	Customer Identification ‑ USA Patriot Act Notice 91

Section 10.19.	Paying Agent Compliance with Applicable Anti‑Terrorism and Anti‑Money Laundering Regulations 92

Section 10.20.	Non‑Petition 92

Section 10.21.	No Recourse 92

-vi-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 10.22.	[Reserved] 92

Section 10.23.	Additional Paying Agent Provisions 92

Section 10.24.	Acknowledgement Regarding Any Supported QFCs 92

SCHEDULE I	— Eligibility Criteria

SCHEDULE II
—    The Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account, and the Borrower’s Account ~~and the TEP Collateral Account~~

SCHEDULE III	— [Reserved]

SCHEDULE IV	— Scheduled Hedged SREC Payments

SCHEDULE V	— Scheduled Host Customer Payments

SCHEDULE VI	— Scheduled PBI Payments

SCHEDULE VII	— Scheduled Managing Member Distributions

SCHEDULE VIII	— Tax Equity Financing Documents

SCHEDULE IX	— SAP Financing Documents

SCHEDULE X	— SAP NTP Financing Documents

EXHIBIT A	— Defined Terms

EXHIBIT B‑1	— Form of Borrowing Base Certificate

EXHIBIT B‑2	— Form of Notice of Borrowing

EXHIBIT C	— [Reserved]

EXHIBIT D-1	— Form of Class A Loan Note

EXHIBIT D-2	— Form of Class B Loan Note

EXHIBIT E	— Commitments

EXHIBIT F	— Form of Assignment Agreement

EXHIBIT G	— Form of Solar Service Agreement

EXHIBIT H	— Form of Notice of Delayed Funding

EXHIBIT I	— Delayed Funding Notice

EXHIBIT J	— Form of Underwriting and Reassignment Credit Policy

-vii-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

-viii-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT AGREEMENT
THIS CREDIT AGREEMENT (this “Agreement”) is entered into as of September 6, 2019, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, CREDIT SUISSE AG, NEW YORK BRANCH (“CSNY”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Paying Agent (as defined below), and U.S. BANK NATIONAL ASSOCIATION, as Verification Agent (as defined below).
RECITALS
WHEREAS, the Borrower has requested that the Lenders provide loans to Borrower in connection with its ownership interest in the Solar Asset Owner Member Interests; and
WHEREAS, the Lenders are willing to provide such loans upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
Section 1.1.    Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.
Section 1.2.    Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.” Any references to completing an action on a non-Business Day (including any payments), shall be automatically extended to the next Business Day
Section 1.3.    Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re‑enacted or expressly replaced and (G) “or” is not exclusive. References to “Managing Member” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise. “References to “Manager” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise.
Section 1.4.    Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein.
ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES
Section 2.1.    Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Administrative Agent and the Lenders agreed to establish the credit facility set forth in this Agreement for the benefit of the Borrower.
Section 2.2.    The Advances. (A) Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class A Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class A Advance”) to the Borrower, from time to time during the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Availability Period, in an amount, for each Class A Lender Group, equal to its Class A Lender Group Percentage of the aggregate Class A Advances requested by the Borrower pursuant to Section 2.4; provided that the Class A Advances made by any Class A Lender Group shall not exceed its Class A Lender Group Percentage of the lesser of (i) the Class A Aggregate Commitment effective at such time and (ii) the Class A Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class A Lender Group shall be deemed to have satisfied its obligation to make a Class A Advance hereunder (solely with respect to such Class A Advance) to the extent any Conduit Lender in such Lender Group funds such Class A Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class A Advance in its sole discretion.
(B)    Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class B Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class B Advance”) to the Borrower, from time to time during the Availability Period, in an amount, for each Class B Lender Group, equal to its Class B Lender Group Percentage of the aggregate Class B Advances requested by the Borrower pursuant to Section 2.4; provided that the Class B Advances made by any Class B Lender Group shall not exceed its Class B Lender Group Percentage of the lesser of (i) the Class B Aggregate Commitment effective at such time and (ii) the Class B Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class B Lender Group shall be deemed to have satisfied its obligation to make a Class B Advance hereunder (solely with respect to such Class B Advance) to the extent any Conduit Lender in such Lender Group funds such Class B Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class B Advance in its sole discretion.
Section 2.3.    Use of Proceeds. Proceeds of the Advances shall only be used by the Borrower to (i) purchase Solar Assets and/or Solar Asset Owner Member Interests from the Seller under the Sale and Contribution Agreement, (ii)  make deposits into the Liquidity Reserve Account (up to the Liquidity Reserve Account Required Balance), (iii) make deposits into the Supplemental Reserve Account (up to the Supplemental Reserve Account Required Balance), (iv) make distributions to the Parent and (v) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.
Section 2.4.    Making the Advances. (A) Except as otherwise provided herein, the Borrower may request that the Lenders make Advances to the Borrower by the delivery to the Administrative Agent, each Funding Agent, the Paying Agent and, so long as it remains a Lender hereunder, the CS Conduit Lender, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the proposed Funding Date of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (each such notice, a “Notice of Borrowing”) together with a duly completed

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Borrowing Base Certificate signed by a Responsible Officer of the Borrower. Any Notice of Borrowing or Borrowing Base Certificate received by the Administrative Agent, the Funding Agents and the Paying Agent after the time specified in the immediately preceding sentence shall be deemed to have been received by the Administrative Agent, the Funding Agents and the Paying Agent on the next Business Day, and to the extent that results in the proposed Funding Date being earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Funding Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Funding Date of such Advance specified in such Notice of Borrowing. The proposed Funding Date specified in a Notice of Borrowing shall be no earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable. The aggregate principal amount of the Class A Advance and Class B Advance requested by the Borrower for any Funding Date shall not be less than the lesser of (x) $1,000,000 and (y) the remaining amount necessary in order for the Borrower to fully utilize all available Commitments. If the Administrative Agent delivers a written notice (including by electronic mail) to the Borrower contesting the Borrower’s calculations or any statement within such Notice of Borrowing, it shall promptly inform the Borrower. The Borrower may then deliver an amended Notice of Borrowing to the Administrative Agent, the Funding Agents and the Paying Agent or, by written notice, rescind the Notice of Borrowing.
(B)     The Notice of Borrowing shall specify (i) the aggregate amount of Class A Advances requested together with the allocated amount of Class A Advances to be paid by each Class A Lender Group based on its respective Class A Lender Group Percentage, (ii) the aggregate amount of Class B Advances requested together with the allocated amount of Class B Advances to be paid by each Class B Lender Group based on its respective Class B Lender Group Percentage and (iii) the Funding Date; provided that the amount of Class A Advances to Class B Advances requested shall be determined on a pro rata basis based on the Class A Aggregate Commitment and Class B Aggregate Commitment as of the proposed Funding Date.
(C)    With respect to the Advances to be made on the Closing Date, each Lender shall pay the amount of its Advance by wire transfer of such funds to the Borrower’s Account no later than 4:00 P.M. (New York City time) on the Closing Date.
(D)     With respect to the Advances to be made on any Funding Date, other than the initial Advance to be made on the Closing Date, upon a determination by the Administrative Agent that all conditions precedent to the Advances to be made on such Funding Date set forth in Article III have been satisfied or otherwise waived, each Lender shall fund the amount of its Advance by wire

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

transfer of such funds in accordance with the Borrower’s written instructions initiated no later than 2:00 P.M. (New York City time) on such Funding Date.
(E)    Notwithstanding the foregoing, if any Non-Conduit Lender who shall have previously notified the Borrower in writing, in substantially the form of Exhibit H hereto, that it has incurred any external cost, fee or expense directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitment hereunder or any liquidity agreement between such Non-Conduit Lender and the Conduit Lender, or its interest in the Advances, such Non-Conduit Lender may, upon receipt of a Notice of Borrowing pursuant to Section 2.4(A), notify the Borrower in writing by 5:00 P.M. (New York City time) two (2) Business Days prior to the Funding Date specified in such Notice of Borrowing, in substantially the form of Exhibit I hereto (a “Delayed Funding Notice”), of its intent to fund (or, if applicable and if such Conduit Lender so agrees in its sole discretion, have its Conduit Lender, if applicable, fund all or part of) its allocated amount of the related Advance in an amount that would, if combined with all other requested Advances within the past thirty-five (35) days, exceed $20,000,000 (such amount, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the date of delivery of such Non-Conduit Lender of such Delayed Funding Notice (the “Delayed Funding Date”) rather than on the date specified in such Notice of Borrowing. If any Non-Conduit Lender provides a Delayed Funding Notice to the Borrower following the delivery by the Borrower of a Notice of Borrowing, the Borrower may revoke such Notice of Borrowing by delivering written notice of the same to the Administrative Agent and the Funding Agents by 12:00 P.M. (New York city time) on the Business Day preceding the related Funding Date. No Non-Conduit Lender that has provided a Delayed Funding Notice in respect of an Advance (a “Delayed Funding Lender”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to Section 2.4(D) hereunder unless and until it has failed to fund the Delayed Amount on or before the Delayed Funding Date. A Delayed Funding Lender is not obliged to fund until thirty-five (35) days have elapsed since the funding request. For the avoidance of doubt, a Delayed Funding Lender shall be required to fund its Delayed Amount regardless of the occurrence of an Amortization Event, Event of Default, Potential Amortization Event or Potential Default which occurs during the period from and including the related Funding Date to and including the related Delayed Funding Date, unless such Amortization Event, Event of Default, Potential Amortization Event or Potential Default relates to an Insolvency Event with respect to the Borrower.
(F)    If (i) one or more Delayed Funding Lenders provide a Delayed Funding Notice to the Borrower in respect of a Notice of Borrowing and (ii) the Borrower shall not have revoked the Notice of Borrowing prior to the Business Day preceding such Funding Date, the Administrative Agent shall, by no later than 12:00 P.M. (New York City time) on the Business Day preceding such Funding Date, direct each Lender Group and each Non-Conduit Lender that is not a Delayed Funding Lender with respect to such Funding Date (each a “Non-Delayed Funding Lender”) to fund an

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

additional portion of such Advance on such Funding Date equal to such Non-Delayed Funding Lender’s proportionate share (based upon such Non-Delayed Funding Lender’s Commitment relative to the sum of the Commitments of all Non-Delayed Funding Lenders) of the aggregate Delayed Amounts with respect to such Funding Date; provided, that in no event shall a Non-Delayed Funding Lender be required to fund any amounts in excess of its Commitment. Subject to Section 2.4(D), in the case of a Non-Delayed Funding Lender that is a Non-Conduit Lender, such Non-Conduit Lender hereby agrees, or, in the case of a Non-Delayed Funding Lender that is a Lender Group, the Conduit Lender in such Lender Group may agree, in its sole discretion, and the Non-Conduit Lenders in such Lender Group hereby agree, to fund such portion of the Advance on such Funding Date.
(G)    After the Non-Delayed Funding Lenders fund a Delayed Amount on any Funding Date in accordance with Section 2.4(F), the Delayed Funding Lender in respect of such Delayed Amount will be obligated to fund an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal distribution amount paid to such Non-Delayed Funding Lenders pursuant to Section 2.7 or any decrease to the outstanding principal balance made in accordance with Section 2.8, on any date during the period from and including such Funding Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Lender on such Funding Date (the “Delayed Funding Reimbursement Amount”) with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the Borrower would be able to satisfy the conditions set forth in Section 3.2(A) to an Advance, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. Such Delayed Funding Lender shall fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying such amount to the Administrative Agent in immediately available funds, and the Administrative Agent shall distribute such funds to each such Non-Delayed Funding Lender, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Lender on such Funding Date pursuant to Section 2.4(F).
Section 2.5.    Fees.
(A)    Facility Administrator Fee. Subject to the terms and conditions of the Facility Administration Agreement, the Borrower shall pay the Facility Administrator Fee to the initial Facility Administrator and after the resignation or replacement of the initial Facility Administrator, the Borrower shall pay the Facility Administrator Fee to a Successor Facility Administrator appointed in accordance with the Facility Administration Agreement.
(B)    Verification Agent Fee. Subject to the terms and conditions of the Verification Agent Agreement, the Borrower shall pay to the Verification Agent the Verification Agent Fee.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Paying Agent Fee. Subject to the terms and conditions of the Paying Agent Fee Letter, the Borrower shall pay to the Paying Agent the Paying Agent Fee.
(D)    Unused Line Fees. Solely during the Availability Period, the Borrower agrees to pay to each Funding Agent, for the benefit of the Non-Conduit Lender in its Lender Group and as consideration for the Commitment of such Non-Conduit Lender in such Lender Group unused line fees in Dollars (the “Unused Line Fee”) for the period from the Closing Date to the last day of the Availability Period, computed as (a) the Unused Line Fee Percentage multiplied by (b) the average Unused Portion of the Commitments with respect to such Lender Group during a calendar quarter. Accrued Unused Line Fees shall be due and payable in arrears (from available Collections as set forth and in the order of priority established pursuant to Section 2.7) on the Payment Date immediately following the last day of the applicable calendar quarter for which such fee was calculated and on the last day of the Availability Period.
(E)    Payment of Fees. The fees set forth in Section 2.5(A), (B), (C) and (D) shall be payable on each Payment Date by the Borrower from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.7(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”
(F)    Amendment Fee.     Commencing on the Amendment Closing Date and thereafter, the Borrower shall pay to the Administrative Agent a fee of $10,000 in connection with each amendment (or group of related amendments effective of the same date) to the Transaction Documents requested by it, which fee shall be in addition to the reimbursement of costs and expenses associated therewith that is provided for in Section 10.6 hereof. For the avoidance of doubt, any consent to a Proposed Form delivered by the Administrative Agent pursuant to Section 5.1(X) shall not give rise to the obligation to pay the amendment fee set forth in this Section 2.5(F) so long as no amendment to any Transaction Document is required in connection with such Proposed Form as determined by the Administrative Agent in its sole discretion.
Section 2.6.    Reduction/Increase of the Commitments.
(A)    The Borrower may, on any Business Day, upon written notice given to the Administrative Agent and each of the Funding Agents not later than ten (10) Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis based on its Lender Group Percentage, the Unused Portion of the Commitments with respect to each Lender Group (and on a pro rata basis with respect to each Non-Conduit Lender in such Lender Group); provided, that (i) any partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and (ii) any Unused Portion of the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Commitments so reduced may not be increased again without the written consent of the related Non-Conduit Lenders in such Lender Group.
(B)    The Borrower may, on any Business Day upon written notice given to the Administrative Agent and each of the Funding Agents, request an increase, on a pro rata basis based on its Lender Group Percentage, of the Commitments of the Non-Conduit Lender(s) in each Lender Group; provided, that any increase shall be at least equal to $5,000,000 or an integral multiple thereof but shall in no event cause the Aggregate Commitment to exceed the Maximum Facility Amount, the Class A Aggregate Commitment to exceed the Class A Maximum Facility Amount or the Class B Aggregate Commitment to exceed the Class B Maximum Facility Amount. Each Non-Conduit Lender shall, within five (5) Business Days of receipt of such request, notify the Administrative Agent and the Administrative Agent shall in turn notify the Borrower in writing (with copies to the other members of the applicable Lender Group) whether or not each Non-Conduit Lender has, in its sole discretion, agreed to increase its Commitment. If a Non-Conduit Lender does not send any notification to the Administrative Agent within such five (5) Business Day period, such Non-Conduit Lender shall be deemed to have declined to increase its Commitment. Any increase in Commitments agreed to pursuant to this Section 2.6(B) may be reduced by a Non-Conduit Lender, at any time, upon five Business Days’ written notice to the Borrower from the Administrative Agent (with copies to the other members of the applicable Lender Group) setting forth the amount of such reduction; provided, however, that such Commitment may not be reduced to an amount less than such Non-Conduit Lender’s initial Commitment on the Closing Date (if such reduction is prior to a Takeout Transaction) or to an amount less than such Non-Conduit Lender’s Commitment on or after a Takeout Transaction (if such reduction is on or after a Takeout Transaction), but may be reduced to an amount that is less than the then Aggregate Outstanding Advances.
Section 2.7.    Repayment of the Advances. (A) Notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable in full, if not due and payable earlier, on the Maturity Date. For the avoidance of doubt, amounts borrowed and repaid hereunder may be reborrowed in accordance with the terms hereof.
(B)    On any Business Day, the Borrower may direct the Paying Agent to, and on each Payment Date, the Borrower shall direct the Paying Agent to, subject to Section 2.7(D), apply all amounts on deposit in the Collection Account (including (x)(1)(a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period that the Facility Administrator (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent and the Borrower)) to be

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

treated as if such amounts were on deposit in the Collection Account at the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account or the Supplemental Reserve Account, in each case in accordance with Section 8.2 or (3) any amounts deposited therein by the Seller or the Parent pursuant to the Sale and Contribution Agreement or the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i) through (iii) of this Section or as otherwise determined by the Facility Administrator pursuant to clause (x)(1)(a) above) (the “Distributable Collections”), to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Facility Administrator Report for such related Collection Period or, if no Facility Administrator Report is available, solely as directed in writing by the Administrative Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable), an interim Facility Administrator Report or such other report in form and substance reasonably satisfactory to the Administrative Agent (as confirmed by the Administrative Agent via an email sent to the Paying Agent) and the Paying Agent relating to the Distributable Collections and proceeds of a Takeout Transaction, if applicable, that is delivered by the Facility Administrator (which the Facility Administrator hereby agrees to deliver at the request of the Administrative Agent):
(xviii)first (Service Providers), ratably, (a) to the Paying Agent (1) the Paying Agent Fee and (2)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; provided that the aggregate payments to the Paying Agent reimbursement for clauses (2)(y) will be limited to $50,000 per calendar year so long as no Event of Default or Amortization Event has occurred pursuant to this Agreement (unless otherwise approved by the Majority Lenders and, if such reimbursement amount is to be increased, the Majority Class B Lenders (the approval of the Majority Class B Lenders not to be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders); provided that if the Majority Class B Lenders have not affirmatively disapproved such increase in writing within five (5) Business Days of receiving notice of such increase and the Majority Lenders have otherwise approved such increase, such increase shall be deemed approved); (b) to the Facility Administrator, the Facility Administrator Fee, and (c) to the Verification Agent, the Verification Agent Fee;
(xix)    second (Hedge Agreement Payments and Class A Interest Distribution Amount), on a pari passu basis (a) to the Qualifying Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date (other than fees, expenses,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Interest Distribution Amount then due (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full;
(xx)    third (Class B Interest Distribution Amount (Non-Event of Default)), so long as no Event of Default has occurred and is continuing, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;
(xxi)    fourth (Unused Line Fee), first, to each Class A Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full and second, to each Class B Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full;
(xxii)    fifth (Liquidity Reserve Account), if the amount on deposit in the Liquidity Reserve Account is less than the Liquidity Reserve Account Required Balance and no Amortization Event has occurred and is continuing, to the Liquidity Reserve Account until the amount on deposit in the Liquidity Reserve Account shall equal the Liquidity Reserve Account Required Balance;
(xxiii)    sixth (Supplemental Reserve Account), to the Supplemental Reserve Account, the Supplemental Reserve Account Deposit, if any;
(xxiv)seventh (Class A Borrowing Base Deficiency), to the extent required under Section 2.9 in connection with a Class A Borrowing Base Deficiency, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, for the prepayment and reduction of the outstanding principal amount of any Class A Advances, an amount equal to the amount necessary to cure such Class A Borrowing Base Deficiency (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) plus, to the extent not paid as provided above, accrued and unpaid interest on the Class A Advances prepaid until paid in full;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xxv)eighth (Class B Interest Distribution Amount (Event of Default)), if an Event of Default has occurred and is continuing, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;
(xxvi)    ninth (Class B Borrowing Base Deficiency), to the extent required under Section 2.9 in connection with a Class B Borrowing Base Deficiency, to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, for the prepayment and reduction of the outstanding principal amount of any Class B Advances, an amount equal to the amount necessary to cure such Class B Borrowing Base Deficiency (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) plus, to the extent not paid as provided above, accrued and unpaid interest on the Class B Advances prepaid until paid in full;
(xxvii)    tenth (Qualifying Hedge Counterparty Breakage and Amortization Period Class A Lender Obligations), on a pari passu basis (a) to the Administrative Agent for the account of the Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Borrower or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrower to such Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) during the Amortization Period, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, all remaining amounts, for application to the principal balance of the outstanding Class A Advances and the aggregate amount of all Obligations then due from the Borrower to the Administrative Agent, such Class A Funding Agent and each such Class A Lender in the Class A Lender Group (allocated among such Obligations as selected by the Administrative Agent; provided that payment of the principal balance of outstanding Class A Advances shall be allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full;
(xxviii)    eleventh (Amortization Period Class B Lender Obligations), during the Amortization Period, to the Administrative Agent and each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, all remaining amounts, for application to the payment of the principal balance of the outstanding Class B Advances and the aggregate amount of all Obligations then due from the Borrower to the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrative Agent, such Class B Funding Agent and each such Class B Lender in the Class B Lender Group (allocated among such Obligations as selected by the Administrative Agent; provided that payment of the principal balance of outstanding Class B Advances shall be allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;
(xxix)twelfth (Lender Fees and Expenses), first, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) due and payable by the Borrower to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in their capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full and second, to each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) due and payable by the Borrower to such Class B Funding Agent and such Class B Lenders (solely in their capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;
(xxx)thirteenth (All Other Obligations), to the Administrative Agent on behalf of any applicable party, the ratable payment of all other Obligations that are past due and/or payable on such date;
(xxxi)fourteenth (Service Provider Indemnities), ratably, to the Paying Agent, the Verification Agent and/or the Facility Administrator, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Verification Agent and/or the Facility Administrator, respectively (including out-of-pocket expenses and indemnities of the Paying Agent and the Verification Agent not paid pursuant to clause (i) above and any Facility Administrator Fees, Paying Agent Fees or Verification Agent Fees not paid pursuant to clause (i) above), pursuant to the Transaction Documents;
(xxxii)fifteenth (Class A Principal Prepayments; Class B Principal Prepayments), ratably, unless an Event of Default or Amortization Event has occurred and is continuing, then, sequentially, as specified in Section 2.8(A), (a) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages), and (b) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xxxiii)sixteenth (Eligible Letter of Credit Bank), to each Eligible Letter of Credit Bank or other party as directed by the Facility Administrator (a) any fees and expenses related to a Letter of Credit and (b) any amounts which have been drawn under a Letter of Credit and any interest due thereon; and
(xxxiv)seventeenth (Remainder), all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B), to the Borrower’s Account (to cover any other expenses of the Borrower~~) and (x) prior to the satisfaction of the covenant set forth in Section 5.1(W), otherwise to the Collection Account and (y) after satisfaction of the covenant set forth in Section 5.1(W), otherwise to the TEP Collateral Account~~ or to make distributions on behalf of the Borrower).
(C)    After giving effect to the application of Distributable Collections in accordance with Section 2.7(B) on any Business Day, if any, the Paying Agent shall, subject to Sections 2.7(D) and 2.8(B), apply all amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction to the Obligations in the following order of priority:
(vii)first (Interest), (a) first, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, the excess, if any, of the Class A Interest Distribution Amount accrued with respect to the amount of Class A Advances prepaid on such day (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class A Funding Agent on such day pursuant to Section 2.7(B)(ii)(b) and (b) second, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the excess, if any, of the Class B Interest Distribution Amount accrued with respect to the amount of Class B Advances prepaid on such day (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class B Funding Agent on such day pursuant to Section 2.7(B)(iii);
(viii)    second (Liquidation Fees and Other Obligations Owing to Administrative Agents, Lenders and Funding Agents), (a) first, to each Funding Agent on behalf of the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees accrued with respect to the amount of Advances prepaid on such day (other than those already provided for pursuant to this Section 2.7(C)) then due and payable by the Borrower (allocated ratably among the Class A Lender Groups and the Class B Lender Groups based on the percentage of the Aggregate Outstanding Advances funded by each such Lender Group and within each Lender Group based on their applicable Lender Group Percentages) until paid in full, (b) second, ratably, to the Administrative Agent and each

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Class A Funding Agent, on behalf of itself and the Class A Lenders in its related Class A Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class A Advances prepaid on such day (other than those provided for in other clauses of this Section 2.7(C)) then due and payable by the Borrower to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in its capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full, and (c) third, to each Class B Funding Agent, on behalf of itself and the Class B Lenders in its related Class B Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class B Advances prepaid on such day (other than those provided for in other clauses of this Section 2.7(C)) then due and payable by the Borrower to such Class B Funding Agent or such Class B Lenders (solely in its capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;
(ix)    third (Principal), so long as no Event of Default or Amortization Event has occurred and is continuing, pro rata based on amounts then due to the Class A Lenders and the Class B Lenders, and if an Event of Default or Amortization Event has occurred and is continuing, sequentially, (a) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) and (b) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.8(A), 2.11, 2.12(A) and 2.13 (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages);
(x)    fourth (Qualifying Hedge Counterparty and Eligible Hedged SREC Counterparty Payments), ratably to (a) to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments that are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) to the Eligible Hedged SREC Counterparty under each Hedged SREC Agreement, all payments that are due and payable by the Borrower under such Hedged SREC Agreement on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedged SREC Agreement;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xi)fifth (Eligible Letter of Credit Bank), to the Eligible Letter of Credit Bank or other party as directed by the Facility Administrator (a) any fees and expenses related to a Letter of Credit and (b) any amounts which have been drawn under a Letter of Credit and any interest due thereon; and
(xii)sixth (Remainder), to the Collection Account, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account for application in accordance with Section 2.7(B).
(D)    Notwithstanding anything to the contrary set forth in this Section 2.7 or Section 8.2, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to either of such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Facility Administrator Report (or such other report or direction signed by the Administrative Agent) received by the Paying Agent pursuant to either such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least two (2) Business Days prior to the date on which any payment is to be made.
Section 2.8.    Certain Prepayments. (A)    The Borrower (through the Paying Agent pursuant to Section 2.7(B) and as otherwise permitted in this Agreement) may at any time upon written notice to the Administrative Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in Section 2.7(B), prepay all or any portion of the balance of the principal amount of the Class A Advances or the Class B Advances based on the outstanding principal amounts thereof, which notice shall be given at least three (3) Business Days prior to the proposed date of such prepayment. Each such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest on the amounts to be so prepaid and (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date. Prepayments made in accordance with this Section shall be applied to the outstanding principal amount of Class A Advances and Class B Advances (i) in the absence of an Event of Default or Amortization Event, ratably and (ii) otherwise, sequentially.
(B)    The Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Administrative Agent shall apply such proceeds to prepay the applicable Class A Advances and Class B Advances made in respect of the Collateral that is subject to such Takeout Transaction and make other related

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

payments in accordance with Sections 2.7(B) and 2.7(C), including any such payments due to the Paying Agent.
Section 2.9.    Mandatory Prepayments of Advances. On any date that the Borrower either (a) obtains knowledge that (i) as of any prior Funding Date, any prior Payment Date or date on which a prepayment was made in accordance with Section 2.8 or (ii) in connection with the delivery of a Borrowing Base Certificate for an upcoming Funding Date, Payment Date or date on which a prepayment is to made in accordance with Section 2.8, or (b) receives notice from the Administrative Agent (with calculations set forth in reasonable detail), that as of any Funding Date, Payment Date or date on which a prepayment is made in accordance with Section 2.8, (i) the aggregate outstanding principal amount of all Class A Advances exceeds the lesser of (x) the amount of the Class A Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18) and (y) the Class A Borrowing Base (the occurrence of any such excess being referred to herein as a “Class A Borrowing Base Deficiency”), or (ii) the aggregate outstanding principal amount of all Class B Advances exceeds the lesser of (x) the amount of the Class B Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18) and (y) the Class B Borrowing Base (the occurrence of any such excess being referred to herein as a “Class B Borrowing Base Deficiency” and together with the Class A Borrowing Base Deficiency, a “Borrowing Base Deficiency”), the Borrower shall pay to the Class A Funding Agent and/or Class B Funding Agent, as applicable, for the account of its Lender Group the amount of any such excess (to be applied to the reduction of the applicable Advances ratably among all applicable Lender Groups based on their Lender Group Percentages to the extent necessary to cure such Borrowing Base Deficiency), together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment and any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date.
Section 2.10.    [Reserved].
Section 2.11.    Interest. The makers of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Sections 2.7(B) and 2.7(C).
Section 2.12.    Breakage Costs; Liquidation Fees; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications    .
(A)    Breakage Costs and Liquidation Fees. (i) If any Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower hereby agrees to pay Breakage Costs, if any, and (ii) the Borrower agrees to pay all Liquidation Fees associated with a reduction of the principal balance of a Class A Advance or Class B Advance at

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any time. The Borrower shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 10.8 and the reallocation of any portion of a Class A Advance or Class B Advance of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrower.
(B)    Increased Costs. If any Change in Law (a) shall subject any Lender, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(C)    Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(D)    Compensation. If as a result of any event or circumstance similar to those described in Section 2.12(A), 2.12(B), or 2.12(C), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it; provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(E)    Calculation. In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.
Section 2.13.    Payments and Computations. (A) The Borrower (through the Paying Agent pursuant to Sections 2.7(B) and 2.7(C) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same‑day funds. Payments on Obligations may also be made by application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.7(B) or 2.7(C), as applicable~~, or the TEP Collateral Account~~. All computations of interest for Advances made under the Base Rate shall be made by the applicable Funding Agent on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by a Funding Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(B)    All payments to be made in respect of fees, if any, due to the Administrative Agent from the Borrower hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.17), and an action therefor shall immediately accrue. The Borrower agrees that, to the extent there are insufficient funds in the Administrative Agent’s Account, to make any payment under this clause (B) when due, the Borrower shall immediately pay to the Administrative Agent all amounts due that remain unpaid.
Section 2.14.    Payment on Non‑Business Days‑. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.
Section 2.15.    [Reserved]    .
Section 2.16.    Extension of the Scheduled Commitment Termination Date     . No earlier than ninety (90) days, and no later than sixty (60) days, prior to the then Scheduled Commitment Termination Date, the Borrower may deliver written notice to the Administrative Agent and each Funding Agent requesting an extension of such Scheduled Commitment Termination Date. The Administrative Agent shall respond to such request no later than thirty (30) days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Scheduled Commitment Termination Date as the Administrative Agent determines to include in such response. The Administrative Agent’s failure to respond to a request delivered by the Borrower pursuant to this Section 2.16 shall not be deemed to constitute any agreement by the Administrative Agent to any such extension. The granting of any extension of the Scheduled Commitment Termination Date requested by the Borrower shall be in the mutual discretion of the Borrower and the Administrative Agent (on behalf of the Lenders with the consent of all Lender Groups).
Section 2.17.    Taxes.
(A)    Defined Terms. For purposes of this Section 2.17 the term “applicable Law” includes FATCA.
(B)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(C)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.
(D)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(E)    Indemnification by the Lenders. Each Non-Conduit Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Non-Conduit Lender (but only to the extent that the Borrower has not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), and (ii) any Excluded Taxes attributable to such Non-Conduit Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Non-Conduit Lender by its Funding Agent shall be conclusive absent manifest error. Each Non-Conduit Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Non-Conduit Lender under any Transaction Document or otherwise payable by such Funding Agent to the Non-Conduit Lender from any other source against any amount due to such Funding Agent under this paragraph (E).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(F)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.
(G)    Status of Recipients. (i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will enable the Borrower, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.
(ii)    Without limiting the generality of the foregoing,
(a)    any Recipient that is a U.S. Person shall deliver to the Borrower, the Paying Agent and the related Funding Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of Internal Revenue Service Form W‑9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;
(b)    any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrower, the Paying Agent or such Funding Agent) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), whichever of the following is applicable:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(1)    in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W‑8BEN or W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W‑8BEN or W‑8BEN‑E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of Internal Revenue Service Form W‑8ECI;
(3)    in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W‑8BEN or W‑8BEN‑E; or
(4)    to the extent a Recipient is not the beneficial owner, executed originals of Internal Revenue Service Form W‑8IMY, accompanied by Internal Revenue Service Form W‑8ECI, Internal Revenue Service Form W‑8BEN or W‑8BEN‑E, a U.S. Tax Compliance Certificate, Internal Revenue Service Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(c)    any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

to permit the Borrower, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made; and
(d)    if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as may be necessary for the Borrower, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.
(H)    Forms for Paying Agent. The Administrative Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed originals of Internal Revenue Service Form W‑9 or W‑8, as applicable, certifying that the Administrative Agent or such Funding Agent is exempt from U.S. federal backup withholding tax. The Administrative Agent and each Funding Agent agrees that if such Internal Revenue Service Form previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Paying Agent and the Borrower in writing of its legal inability to do so.
(I)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(J)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
Section 2.18.    Request for Borrowing Exceeding Aggregate Commitment    .
(A)     Notice. The Borrower may, from time to time during the Availability Period, prior to the issuance of a Notice of Borrowing, send a written notice to the Administrative Agent (who shall promptly forward the same to each Lender Group) setting forth the Borrower’s intent to request a borrowing that will cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment (but not the Maximum Facility Amount) then in effect. Such notice shall be sent no later than five (5) Business Days prior to the date on which the Borrower intends to send the related Notice of Borrowing and shall set forth the amount by which the sum of the Aggregate Outstanding Advances (after giving effect to such borrowing) will exceed the Aggregate Commitment and the related Funding Date.
(B)     Approval/Disapproval. Upon receipt of the notice described in Section 2.18(A) by the Administrative Agent, the Administrative Agent shall, no later than five (5) Business Days after receipt thereof, obtain the written approval or disapproval of each Non-Conduit Lender regarding the requested Advances, which approval shall be granted or not granted in the sole discretion of the Non-Conduit Lenders. If the making of the requested Advances is approved, the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing. Any approved Advances to be made by the Lenders in the related Lender Group shall be funded within such Lender Group pursuant to any allocation as agreed to by all of the members of such Lender Group. If the making of the requested Advances is not approved, then the Borrower shall, prior to sending its Notice of Borrowing, modify the same in a manner sufficient to ensure that the requested borrowing does not cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment then in effect, as applicable.
(C)     Commitment. For the avoidance of doubt, if the making of an Advance by a Lender Group that would cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment, as applicable, is approved, each Non-Conduit Lender’s Commitment shall be increased solely to the extent such Non-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Conduit Lender approved the Advance. Each Non-Conduit Lender’s Commitment shall otherwise remain as set forth on Exhibit E unless increased and/or reduced from time to time in accordance with Section 2.6 or amended in connection with assignments made by a Non-Conduit Lender pursuant to Section 10.8. Moreover, the Borrower must go through the procedures described in Sections 2.18(A) and (B) each time a request for an Advance is made which would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable.
(D)     Nothing set forth in this Section 2.18 requires a Conduit Lender to make any Advance; provided, however, a Conduit Lender may, in its sole discretion, make the Advance requested pursuant to this Section 2.18 for its Lender Group. Any Advance approved pursuant to this Section 2.18 shall be made pursuant to and in accordance with Sections 2.2 and 2.4.
ARTICLE III
CONDITIONS OF LENDING AND CLOSING
Section 3.1.    Conditions Precedent to Closing. The following conditions shall be satisfied on or before the Closing Date:
(A)    Closing Documents. The Administrative Agent shall have received each of the following documents, in form and substance satisfactory to Administrative Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:

(xvi)	this Agreement;

(xvii)	a Loan Note for each Lender Group that has requested the same;

(xviii)	the Contribution Agreement;

(xix)	the Sale and Contribution Agreement;

(xx)	the SAP Contribution Agreement;

(xxi)	the Security Agreement;

(xxii)	the Pledge Agreement;

(xxiii)	the Subsidiary Guaranty;

(xxiv)	the Facility Administration Agreement;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xxv)	the Verification Agent Agreement;

(xxvi)	the Parent Guaranty;

(xxvii)	the Tax Equity Investor Consents;

(xxviii)	each Fee Letter;

(xxix)	the Verification Agent Fee Letter; and

(xxx)	the Paying Agent Fee Letter.
(B)    Secretary’s Certificates. The Administrative Agent shall have received: (i) a certificate from the Assistant Secretary of the Verification Agent, and the Paying Agent, (ii) a certificate from the Secretary of each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (iii) copies of governing documents, as amended, modified, or supplemented prior to the Closing Date of each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document, in each case certified by a Responsible Officer of such Person; and (iv) a certificate of status with respect to each of the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document dated within fifteen (15) days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.
(C)    Legal Opinions. The Administrative Agent shall have received customary opinions from (i) counsel (which may be in-house counsel) to Paying Agent and Verification Agent addressing authorization and enforceability of the Transaction Documents and other corporate matters and (ii) counsel to the Parent, Intermediate Holdco, the Seller, the Facility Administrator, the Managing Members, SAP, the Borrower and each Affiliate thereof that is party to a Transaction Document addressing (a) authorization and enforceability of the Transaction Documents and other corporate matters, (b) security interest and UCC matters, (c) substantive consolidation matters and (d) true sale matters.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(D)    No Material Adverse Effect. Since December 31, 2018 there has been no Material Adverse Effect.
(E)    Know Your Customer Information. The Administrative Agent and the Paying Agent shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti‑money laundering rules and regulations, including the Patriot Act.
(F)    Payment of Fees. The Borrower shall have paid all fees previously agreed in writing to be paid on or prior to the Closing Date.
(G)    Evidence of Insurance. The Administrative Agent shall have received certification evidencing coverage under the insurance policies referred to in Section 5.1(L).
(H)    TEP II Transaction Documents and Opinions. The Administrative Agent shall have received (i) an amendment to the TEP II Credit Agreement and other TEP II Transaction Documents, in each case, in form and substance satisfactory to the Administrative Agent and (ii) customary opinions from counsel to the Parent and its Affiliates addressing substantive consolidation matters related to amendments referred to in clause (i).
(I)    [Reserved].
(J)    Taxes. The Administrative Agent shall have received a certificate from the Borrower that all sales, use and property taxes, and any other taxes in connection with any period prior to the Closing Date, that are due and owing with respect to each Solar Asset and/or Solar Asset Owner Member Interest have been paid or provided for by the Parent.
(K)    Closing Date Certificate of the Borrower. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (in his or her capacity as such) in form satisfactory to Administrative Agent certifying that its representations and warranties set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(L)    UCC Search Results. Administrative Agent shall have received the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to the Assignors, the Seller, the Borrower, SAP, the Managing Members and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Financing Funds in all appropriate jurisdictions together with copies of all such filings disclosed by such search.
(M)    UCC Financing Statements. The Borrower shall have duly filed proper financing statements (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), on or before the Closing Date, under the UCC with the Delaware Secretary of State and any other applicable filing office in any applicable jurisdiction that the Administrative Agent deems necessary or desirable in order to perfect the Administrative Agent’s interests in the Collateral. The Borrower shall have filed proper financing statement amendments (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower or any of its affiliates;
(N)    Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account and the Borrower’s Account have been established.
(O)    Tax Equity Facility Due Diligence. The Administrative Agent shall be satisfied with the results of any due diligence of the Financing Funds, the SAP Financing Documents, the Tax Equity Financing Documents and the transactions contemplated by the SAP Financing Documents and Tax Equity Financing Documents, including receipt of fully executed Tax Equity Financing Documents and any related Tax Loss Insurance Policy, in its sole discretion.
Section 3.2.    Conditions Precedent to All Advances. (A) Except as otherwise expressly provided below, the obligation of each Non-Conduit Lender to make or participate in each Advance (including the initial Advances made on the Closing Date) shall be subject, at the time thereof, to the satisfaction of the following conditions:
(i)    Funding Documents. The Administrative Agent shall have received, no later than two (2) Business Days prior to the Funding Date, a completed Notice of Borrowing and a Borrowing Base Certificate, each in form and substance satisfactory to the Administrative Agent.
(ii)    Solar Assets. All conditions to the acquisition of Solar Assets by the respective Financing Fund under the applicable Tax Equity Financing Documents have been satisfied and all conditions to the acquisition of Solar Assets by the Seller, the Borrower and SAP under the Contribution Agreement, the Sale and Contribution Agreement, the SAP

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Contribution Agreement, and the SAP NTP Financing Documents, as applicable, have been satisfied.
(iii)    Managing Members. All conditions to the acquisition of Managing Members by the Seller and the Borrower under the Contribution Agreement, the Sale and Contribution Agreement and Section 3.3 shall have been satisfied.
(iv)    Representations and Warranties. All of the representations and warranties of the Borrower, the Seller, Intermediate Holdco, the Parent and the initial Facility Administrator contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the Funding Date and all other representations and warranties of the Borrower, the Seller, Intermediate Holdco, the Parent, the Managing Members, SAP and the initial Facility Administrator contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Funding Date (or such earlier date or period specifically stated in such representation or warranty).
(v)    No Defaults; Solvency. The Administrative Agent shall have received a certification that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom and after giving effect to such Advance or from the application of the proceeds therefrom, the Borrower will be Solvent.
(vi)    Verification Agent Certificate. The Administrative Agent shall have received the A-1 Verification Agent Certification (or, in respect of the initial Advance, the Closing Date Verification Agent Certification) in respect of the Solar Assets from the Verification Agent pursuant to the Verification Agent Agreement.
(vii)    Hedge Requirements. The Borrower shall be in compliance with all applicable Hedge Requirements.
(viii)    Liquidity Reserve. The amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Required Balance, taking into account the application of the proceeds of the Advances on the Funding Date.
(ix)        Aggregate Commitment/No Borrowing Base Deficiency. After giving effect to such Advance, the Aggregate Outstanding Advances shall not exceed the Aggregate Commitment in effect as of such Funding Date unless the Borrower shall have, pursuant to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the procedures set forth in Section 2.18, received the written approval of the Non-Conduit Lenders with respect to such Advance, such approval to be granted by each Non-Conduit Lender in its sole discretion. After giving effect to such Advance, there should not exist a Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency.
(x)     Availability Period. The Commitment Termination Date shall not have occurred, nor shall it occur as a result of making such Advance, nor has the Availability Period ended.
(xi)        Updated Schedules. The Borrower shall have provided the Administrative Agent an updated Schedule IV, an updated Schedule V, an updated Schedule VI and an updated Schedule VII to reflect the Scheduled Hedged SREC Payments, Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Managing Member Distributions as of such Funding Date.
(xii)    Other Documents. The Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to the Solar Assets being financed by the Borrower (indirectly through its ownership of the Solar Asset Owner Member Interests) on such Funding Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(B)    Each Notice of Borrowing submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable Notice of Borrowing.
Section 3.3.    Conditions Precedent to Acquisition of Additional Managing Members. As a condition to the acquisition of a Managing Member after the Closing Date, the Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to the such Managing Member and the related Financing Fund.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Section 4.1.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent and each Lender as of the Closing Date, as of each Funding Date, and with respect to paragraphs (A), (B), (F), (G), (I), (K), and (L) through (S) as of each Payment Date, as follows:
(A)    Organization; Corporate Powers. Each Relevant Party (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.
(B)    Authority and Enforceability. Each Relevant Party has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. Each Relevant Party has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of the respective Relevant Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(C)    Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by a Relevant Party of any Transaction Document to which it is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which such Relevant Party is a party.
(D)    Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to any Relevant Party.
(E)    Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by any Relevant Party of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Relevant Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of the Borrower pursuant to the terms of any contract, or (iii) will breach any provision of the certificate of formation or the operating agreement of such Relevant Party and will, for each of subsection (i), (ii) and (iii), result in a Material Adverse Effect.
(F)    Use of Proceeds. Proceeds of the Class A Advances and the Class B Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Class A Advances or the Class B Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.
(G)    Accounts. The names and addresses of the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account, the Takeout Transaction Account~~,~~ and the Borrower’s Account ~~and the TEP Collateral Account~~ are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrower does not have any other accounts. The Borrower has directed, or has caused to be directed (i) each Financing Fund, each Managing Member and SAP to make all payments in respect of the Managing Member

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Distributions and the SAP Distributions, as applicable, to the Collection Account and (ii) related Hedged SREC Payments related to the Solar Assets and received by the Borrower to the Collection Account and, to the extent any Hedged SREC Payments are deposited by the relevant obligor in another account, has caused such payments to be deposited into the Collection Account no later than two (2) Business Days after receipt.
(H)    ERISA. None of the assets of the Borrower are or, prior to the repayment of all Obligations, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower nor any of its ERISA Affiliates has maintained, participated or had any liability in respect to any Plan during the past six (6) years which could reasonably be expected to subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. No ERISA Event has occurred or is reasonably likely to occur. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan is, or to the knowledge of the Relevant Parties reasonably like to occur, in reorganization or insolvent as defined in Title IV of ERISA Borrower and the Lenders, take any.
(I)    Taxes. Each Relevant Party has timely filed (or had filed on its behalf) all federal state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf) all federal state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from any Relevant Party or with respect to any Solar Assets. Any Taxes due and payable by any Relevant Party or its predecessors in interest in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. Except to the extent provided in the Tax Equity Financing Documents, no Relevant Party is liable for Taxes payable by any other Person.
(J)    Material Agreements. The Borrower has not defaulted under the Transaction Documents, any similar agreements entered into in connection with a Takeout Transaction or any other material agreement to which the Borrower is a party and to the Borrower’s knowledge, there is no breach or default by a counterparty to such Transaction Documents, similar agreements entered into in connection with the Takeout Transaction or any other material agreement to which the Borrower is a party.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(K)    Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Verification Agent, the Administrative Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto).
(L)    No Material Adverse Effect. Since the date of delivery of the latest audited financial statements for a fiscal year of SEI pursuant to Section 5.1(A)(i), there has been no Material Adverse Effect.
(M)    Investment Company Act. No Relevant Party is an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is any Relevant Party otherwise subject to regulation thereunder and no Relevant Party relies solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).
(N)    Covered Fund. No Relevant Party is a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended
(O)    Properties; Security Interest. The Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens and Permitted Equity Liens. Once executed and delivered, the Security Agreement and the Pledge Agreement create, as security for the Obligations, a valid and enforceable and (coupled with this Agreement and the taking of all actions required thereunder and under the Security Agreement and the Pledge Agreement for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except for Permitted Liens.
(P)    Subsidiaries. The Borrower does not have, and shall not have, any Subsidiaries (other than the Managing Members and SAP), and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person (other than in the case of Capital Stock of the Managing Members and SAP).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(Q)    Valid Transfer. The Contribution Agreement creates a valid sale, transfer or assignment from the applicable Assignor to the Seller of all right, title and interest of such Assignor in and to the Conveyed Property in each case conveyed to Seller thereunder. The Sale and Contribution Agreement creates a valid sale, transfer and/or assignment from the Seller to the Borrower of all right, title and interest of the Seller in and to the Conveyed Property in each case conveyed to the Borrower thereunder. The SAP Contribution Agreement creates a valid transfer and/or assignment from the Borrower to SAP of all right title and interest of the Borrower in and to the Conveyed Property in each case conveyed to SAP thereunder.
(R)    Purchases of Solar Assets. The Borrower has given reasonably equivalent value to the Seller (which may include additional Capital Stock in the Borrower) in consideration for the transfer to the Borrower by the Seller of the Conveyed Property conveyed to the Borrower under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Borrower.
(S)    OFAC and Patriot Act. Neither any Relevant Party nor, to the knowledge of any Relevant Party, any of its officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. No Relevant Party conducts business or completes transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC. No Relevant Party will directly or indirectly use the proceeds from this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC. No Relevant Party is in violation of Executive Order No. 13224 or the Patriot Act.
(T)    Foreign Corrupt Practices Act. Neither the Relevant Parties nor, to the knowledge of the Relevant Parties, any of its directors, officers, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which a Relevant Party conducts its business and to which they are lawfully

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(U)    Eligibility. Each Solar Asset listed on the Schedule of Solar Assets most recently delivered to the Administrative Agent was an Eligible Solar Asset as of such date of delivery of such Schedule of Solar Assets.
(V)    Beneficial Ownership Certification. The information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all respects.
ARTICLE V
COVENANTS
Section 5.1.    Affirmative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:
(A)    Reporting Requirements. The Borrower will furnish to the Administrative Agent for delivery to each Lender and, in the case of subclause (v)(a) below and the Paying Agent:
(i)    within (a) the earlier of (x) one hundred eighty (180) days after the close of each fiscal year of SEI (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited financial statements for such fiscal year that include the consolidated balance sheet of SEI and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-K with the Securities and Exchange Commission), and, beginning with the fiscal year ending December 31, 2019, the assets and liabilities of the Parent and the Borrower as of the end of such fiscal year presented in a note or schedule to such financial statements of SEI, and in each case prepared in accordance with GAAP, and audited by a Nationally Recognized Accounting Firm selected by SEI and (b) the earlier of (x) sixty (60) days after the end of each of the first three quarters of its

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

fiscal year and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year‑to‑date basis for SEI and its consolidated subsidiaries (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-Q with the Securities and Exchange Commission);
(ii)    if, at any time, Sunnova Management is the Facility Administrator, but is not a subsidiary of SEI, within (a) the earlier of (x) 180 days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, a copy of the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year and prepared by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) the earlier of (x) sixty (60) days after the end of each of its fiscal quarters and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year‑to‑date basis for Sunnova Management;
(iii)    at any time that Sunnova Management is the Facility Administrator, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019), a report to the Administrative Agent prepared by a Qualified Service Provider containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Facility Administration Agreement during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Administrative Agent;
(iv)    as soon as possible, and in any event within five (5) Business Days, after the Borrower or any of their ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, deliver to the Lenders a certificate of a responsible officer of the Borrower setting forth the details of such ERISA Event, the action that the Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(v)    (a) promptly, and in any event within five (5) Business Days, after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, an Amortization Event or a Potential Amortization Event, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower propose to take with respect thereto and (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against the (1) Borrower or (2) Parent or SEI that, in the case of this clause (2), individually or in the aggregate, if adversely determined, would reasonably be likely to have a material adverse effect on (1) the ability of the Parent to perform its obligations under the Parent Guaranty, or (2) the business, operations, financial condition, or assets of the SEI or Parent;
(vi)    promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes a default, an event of default or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility; and
(vii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator, the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Borrower, the Seller, Intermediate Holdco, the Facility Administrator, the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent under or in connection with the Sale and Contribution Agreement, the SAP Contribution Agreement, the Tax Equity Financing Documents, the SAP NTP Financing Documents or the SAP Financing Documents;
(viii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent, copies of all notices

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

and other documents delivered or received by the Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate);
(ix)    on each Funding Date and on each other day on which SAP or a Financing Fund either acquires or disposes of Solar Assets that is included in the Borrowing Base, an updated Schedule IV, an updated Schedule V, an updated Schedule VI and an updated Schedule VII, in each case, to reflect such acquisition or disposition of Solar Assets on such date;
(x)    on each Funding Date on which the Borrower acquires a Managing Member from the Seller, an updated Schedule VIII to reflect such acquisition of such Managing Member on such date; and
(xi)    subject to any confidentiality requirements of the Securities and Exchange Commission, promptly after receipt thereof by SEI or any Subsidiary, copies of each notice or other correspondence received from the Securities and Exchange Commission concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of SEI or any Subsidiary which could reasonably be expected to result in Material Adverse Effect.
(B)    Solar Asset Reporting. The Borrower shall
(i)    enforce the provisions of each Management Agreement and Servicing Agreement which require the Manager to deliver any reports to a Financing Fund or SAP; and
(ii)    enforce the provisions of the Facility Administration Agreement which require the Facility Administrator to deliver any reports (including the Facility Administrator Report and any Borrowing Base Certificate setting forth detailed calculations of the Borrowing Base) to the Administrative Agent, each Funding Agent and the Paying Agent; and
(iii)    within 20 Business Days of the Closing Date, cause to be delivered to the Administrative Agent an A-1 Verification Agent Certification with respect to the Solar Assets relating to the initial Advance; and
(iv)    on the Scheduled Commitment Termination Date, cause to be delivered to the Administrative Agent an A-2 Verification Agent Certification with respect to all Solar Assets included in the Borrowing Base.
(C)    UCC Matters; Protection and Perfection of Security Interests. The Borrower agrees to notify the Administrative Agent in writing of any change (i) in its legal name,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii) in its identity or type of organization or corporate structure, or (iii) in the jurisdiction of its organization, in each case, within ten (10) days of such change. The Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Administrative Agent (a)  to complete all assignments from Assignors to the Seller under the Contribution Agreement, from the Seller to the Borrower under the Sale and Contribution Agreement and from the Borrower to SAP under the SAP Contribution Agreement, (b) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Collateral, or (c) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under the Security Agreement or under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Administrative Agent. The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.
(D)    Access to Certain Documentation and Information Regarding the Solar Assets. The Borrower shall permit (and, as applicable, shall cause the Facility Administrator, the Managing Members, SAP and the Verification Agent to permit) the Administrative Agent (and, as applicable, the Verification Agent) or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower (and, as applicable, the Facility Administrator, the Managing Members, SAP and the Verification Agent), (i) access to documentation that the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, may possess regarding the Solar Assets, (ii) to visit the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members, or SAP, as applicable as they relate to the Solar Assets, to make copies thereof or extracts therefrom, in each case, at such reasonable times and during regular business hours of the Borrower, the Verification Agent, the Facility

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrator, the Managing Members, or SAP as applicable; provided that, upon the existence of an Event of Default, the Class B Lenders shall have the same rights of access, inspection and examination as the Administrative Agent under this Section 5.1(D). The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.13 with respect to the reviews of the Borrower’ business operations described in such Section 7.13. The Administrative Agent (and, as applicable, the Verification Agent and the Class B Lenders) shall and shall cause their representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non‑financial trade secrets or non‑financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney‑client or similar privilege or constitutes attorney work product and (ii) the Borrower shall have the opportunity to participate in any discussions with the Borrower’s independent accountants.
(E)    Existence and Rights; Compliance with Laws. The Borrower shall preserve and keep in full force and effect each Relevant Party’s limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrower shall comply, and cause each other Relevant Party to, comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for each of them to conduct its business activities to the extent that the lack of compliance thereof would result in a Material Adverse Effect.
(F)    Books and Records. The Borrower shall maintain, and cause (if any are Affiliates of the Borrower) the Facility Administrator to maintain, proper and complete financial and accounting books and records. The Borrower shall cause the Financing Funds and SAP to maintain with respect to Solar Assets accounts and records as to each Solar Asset that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Solar Asset including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Solar Asset and the amounts from time to time deposited in respect thereof in the Collection Account, if applicable.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(G)    Taxes. The Borrower shall pay, or cause to be paid, when due all Taxes imposed upon any Relevant Party or any of its properties or which they are required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided, that no Relevant Party shall be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) they have maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax.
(H)    Maintenance of Properties. The Borrower shall ensure that each Relevant Party’s material properties and equipment used or useful in each of their business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.
(I)    ERISA. The Borrower shall deliver to the Administrative Agent such certifications or other evidence from time to time prior to the repayment of all Obligations and the termination of all Commitments, as requested by the Administrative Agent in its sole discretion, that (i) no Relevant Party is an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) no Relevant Party is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii)  assets of the Borrower do not constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3‑101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.
(J)    Use of Proceeds. The Borrower will only use the proceeds of the Class A Advances and the Class B Advances as permitted under Section 2.3.
(K)    Change of State of Organization; Collections; Names, Etc. (i) In respect of each Assignor, the Seller, the Facility Administrator, the Managing Members, the Financing Funds and SAP, the Borrower shall notify the Administrative Agent, the Paying Agent and the Verification Agent in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    in the event that the Borrower or any Affiliated Entity thereof receives any Collections directly, the Borrower shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such amounts into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.
(L)    Insurance. The Borrower shall maintain or cause to be maintained by the Facility Administrator pursuant to the Facility Administration Agreement and by the Manager pursuant to the Managements Agreements, at the Facility Administrator's and the Manager's own expenses, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower, Facility Administrator, the Manager, the Managing Members, the Financing Funds and SAP as of the Closing Date or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrower’s, the Facility Administrator’s, the Manager’s, the Manager Member’s, the Financing Funds’ and SAP’s respective businesses as of any date after the Closing Date. The Borrower shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrower shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrower’s, the Facility Administrator’s, the Manager’s, the Manager Member’s, the Financing Funds’ and SAP’s coverage under any such policies.
(M)    Maintenance of Independent Director. The Borrower shall maintain at least one individual to serve as an independent director (an “Independent Director”) of the Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of the Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee, conservator or receiver for any Affiliate of the Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.
(N)    The Sale and Contribution Agreement. The Borrower shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to the Seller as the Administrative Agent may reasonably request to the extent that the Borrower is entitled to do the same thereunder.
(O)    Management Agreement/Servicing Agreement. The Borrower shall cause the Managing Members to direct the Financing Funds and SAP to keep in full force and effect each Management Agreement and Servicing Agreement or such equivalent replacement agreements such that O&M Services and Servicing Services are provided in respect of the Solar Assets in a manner consistent with the Tax Equity Financing Documents and the SAP Financing Documents and with the same degree of care that the Parent and its Affiliates use to provide similar services to Solar Assets not owned by a Financing Fund or SAP.
(P)    Maintenance of Separate Existence. The Borrower shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that it is not a division of any of the Affiliated Entities or any other Person. In that regard the Borrower shall:
(i)    maintain its limited liability company existence, make independent decisions with respect to its daily operations and business affairs, not amend, modify, terminate or fail to comply with the provisions of its organizational documents, not merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;
(ii)    maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;
(iii)    except as expressly otherwise permitted hereunder, conduct all intercompany transactions or enter into any contract or agreement with the other Affiliated Entities except upon terms and conditions that are intrinsically fair and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

substantially similar to those that would be available on an arm’s length basis with unaffiliated third parties;
(iv)    not assume or guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations assumed or guaranteed by any other Affiliated Entity, pledge its assets for the benefit of any other Affiliated Entity, or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;
(v)    except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity or make any loans or advances to any other Affiliated Entity;
(vi)    maintain separate deposit and other bank accounts to which no other Affiliated Entity has any access;
(vii)    compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower;
(viii)    have agreed with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions, including documented capital contributions from Parent or any other direct or indirect parent of the Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;
(ix)    pay for its own account, directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower, its own liabilities, including, without limitation, for accounting and payroll services, rent, lease and other expenses (or its allocable

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

share of any such amounts provided by one or more other Affiliated Entity) and not have such liabilities or operating expenses (or the Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of the Borrower;
(x)    conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Facility Administrator, hold itself out to the public as a legal entity separate and distinct from any other Affiliated Entity, and correct any known misunderstanding regarding its separate identity;
(xi)    maintain a sufficient number of employees in light of its contemplated business operations, and maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
(xii)    maintain its books, records, resolutions and agreements as official records, and shall maintain all of its books, records, financial statements and bank accounts separate from those of any other Affiliated Entity, and shall not permit its assets to be listed on the financial statement of any other Affiliated Entity; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such affiliates and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and other obligations of such affiliates or any other Person and (ii) such assets shall be listed on the Borrower’s own separate balance sheet;
(xiii)    except as provided in the limited liability company agreement of the Borrower, not acquire obligations or securities of any other Affiliated Entities, or identify its members or the other Affiliated Entities, as applicable, as a division or part of it;
(xiv)    file its own tax returns unless prohibited by Applicable Law from doing so (except that the Borrower may file or may include its filing as part of a consolidated federal tax return, to the extent required and/or permitted by Applicable Law, provided that, there shall be an appropriate notation indicating the separate existence of the Borrower and its assets and liabilities); and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xv)    otherwise practice and adhere to corporate formalities such as complying with its organizational documents and member and Facility Administrator resolutions, the holding of regularly scheduled meetings of members and Facility Administrator, use stationery, invoices and checks separate from those of any other Affiliated Entity, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and Facility Administrator.
(Q)    Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrower and delivered to the Administrative Agent immediately to reflect any changes as to which the notice~~, the opening of the TEP Collateral Account~~ and other requirements specified in Section 5.2(K) have been satisfied.
(R)    Deposits into the Accounts. (i) The Borrower shall (a) direct, or cause to be directed, all Collections other than Collections related to SAP Solar Assets to the Collection Account and all Collections related to SAP Solar Assets to the SAP Revenue Account, (b) direct, or cause to be directed, all Eligible Hedged SREC Counterparties to make all related Hedged SREC Payments directly into the Collection Account and, to the extent any Hedged SREC Payments are deposited by the relevant obligor in another account, cause such payments to be deposited into the Collection Account no later than two (2) Business Days after receipt, and (c) deposit or cause to be deposited all net proceeds of a Takeout Transaction into the Takeout Transaction Account in accordance with Section 2.7(C).
(ii)    The Borrower shall not and shall not permit the Managing Members or SAP to deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections into the Collection Account or the SAP Revenue Account.
(S)    Hedging. The Borrower shall collectively at all times satisfy the Hedge Requirements.
(T)    Update to Solar Assets. The Borrower shall notify the Facility Administrator and the Administrative Agent in writing of any additions or deletions to the Schedule of Solar Assets, no later than each Funding Date and each Payment Date (which in the case of the update delivered on any Payment Date shall be prepared as of the last day of the related Collection Period).
(U)    Notice to Seller and Parent. The Borrower shall promptly notify the Seller and the Parent of a breach of Section 4.1(U) and shall require the Seller or the Parent to cure

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

such breach or pay the Liquidated Damages Amount for such Defective Solar Asset pursuant to and in accordance with the Sale and Contribution Agreement or the Parent Guaranty, as applicable.
(V)    Government Approvals. The Borrower shall promptly obtain all orders, consents, authorizations, approvals, licenses and validations of, or file recordings, register with, or obtain exemption from, any Governmental Authority required as a condition to the performance of its obligations under any Transaction Document.
(W)     TEP Collateral Account. Within sixty (60) days of the Closing Date (i) the Borrower shall cause TEP Resources to establish and, subject to the last sentence of this Section, maintain an account (the “TEP Collateral Account”) to hold Distributable Collections pursuant to Section 2.7(B)(xvii) and Sunnova TEP II Developer, LLC to establish and maintain an account to hold "Distributable Collections" (as defined in the TEP II Credit Agreement) pursuant to Section 2.7(b)(xvii) of the TEP II Credit Agreement, (ii) such accounts shall be subject to an account control agreement pursuant to which the Administrative Agent shall be granted control (as defined in Section 9‑104 of the UCC) in favor of Administrative Agent, in form and substance satisfactory to Administrative Agent and (iii) the Administrative Agent shall have received customary opinions from counsel to each Affiliate of the Borrower that is a party to such account control agreement regarding the Administrative' s Agent security interest in such accounts. Upon the repayment in full of the Obligations (under and as defined in the TEP II Credit Agreement), other than contingent obligations which by their express terms survive termination of the TEP II Transaction Documents and for which no claim has yet been made, the TEP Collateral Account may be closed and the Borrower shall have no further obligations under this Section.
(X)        Deviations from Approved Forms. The Borrower shall provide or shall cause the Seller to provide, to the Administrative Agent all proposed forms of Solar Service Agreements which deviate in any material respect from a form attached hereto as Exhibit G (each such form a “Proposed Form”) and shall provide notice to the Administrative Agent regarding the cessation of a form of Solar Service Agreement attached hereto as Exhibit G or previously delivered hereunder. The Administrative Agent shall use its best efforts to notify the Borrower in writing within ten (10) Business Days of receipt of a Proposed Form of its objection or approval of the terms of such Proposed Form. Upon the written approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, Exhibit G shall be deemed to be amended to include such Proposed Form as a Solar Service Agreement in addition to the other forms attached or previously delivered hereunder. The Borrower shall, no less frequently than once per calendar quarter, provide or shall cause the Seller to provide, to the Administrative Agent all forms of Solar Service Agreements that

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

incorporate changes which do not deviate materially from a form attached hereto as Exhibit G. Upon receipt of such forms of Solar Service Agreements, Exhibit G shall be deemed to be amended to include such forms in addition to the other forms attached or previously delivered hereunder.
(Y)        Beneficial Owner Certification. Promptly following any request therefor, the Borrower shall provide such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.
Section 5.2.    Negative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower will not:
(A)    Business Activities. (x) Conduct any business other than:
(i)    the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to Solar Assets and Solar Asset Owner Subsidiaries and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement;
(ii)    the conveyance from time to time of Solar Asset Owner Member Interests in connection with a Takeout Transaction and the conveyance of Solar Assets to SAP;
(iii)    the execution and delivery by the Borrower from time to time of purchase agreements, in form and substance satisfactory to the Administrative Agent, related to the sale of securities by the Borrower or any of their Affiliates in connection with a Takeout Transaction;
(iv)    the performance by the Borrower of all of its obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;
(v)    the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Borrower approved above; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(vi)    to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing; or
(y)     permit the Managing Members or SAP to conduct any business other than the transactions contemplated by the Tax Equity Financing Documents.
Notwithstanding the foregoing, after the Closing Date and at any time on or prior to the earlier of (a) the Maturity Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrower hereunder have been paid in full, the Borrower shall not, without the prior written consent of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such transaction in writing within five (5) Business Days of receiving notice of such transaction and the Majority Lenders have otherwise approved such transaction, such transaction shall be deemed approved), (1) purchase or otherwise acquire any Solar Assets or Solar Asset Owner Subsidiaries, or interests therein, except for acquisitions from the Seller pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Collateral or interests therein, other than permitted under Sections 5.2(A)(ii) or 5.2(E) or the SAP Contribution Agreement, or (3) establish any Subsidiaries; provided, that notwithstanding this paragraph, the Borrower may continue to own directly or indirectly interests in the Financing Funds and SAP, which shall purchase and acquire Solar Assets in accordance with the terms of the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, as applicable.
(B)    Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, the Collateral or any portion thereof, or upon or with respect to the Collection Account or any other account owned by or in the name of the Borrower to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit (x) any Lien that constitutes a Permitted Lien or a Permitted Equity Lien, (y) a SAP Transfer or (z) so long as notice is given to Administrative Agent under any Facility Administrator Report of any of the following, any actions permitted under Sections 5.2(A)(ii).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.
(D)    Loans and Advances. Make any loans or advances to any Person.
(E)    Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest to any Person that is not the Borrower, except:
(i)    transfers, dividends or other distributions of Marketable RECs;
(ii)    transfers, dividends or other distributions of Transferable Assets to the Seller pursuant to the Sale and Contribution Agreement;
(iii)    distributions of cash by the Borrower to ~~the TEP Collateral Account or~~ the Borrower's Account in accordance with Section 2.7(B)(xvii); or
(iv)     distributions of Solar Assets that were Substantial Stage Solar Assets or Final Stage Solar Assets in accordance with a SAP Transfer.
provided, that the distributions described in subsection (i) of clause (E) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees; provided further, that nothing in this Section 5.2(E) shall prohibit or limit any Financing Fund Contributions.
(F)    Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, except in connection with the acquisition or sale of Solar Assets or Solar Asset Owner Subsidiaries and similar property pursuant to the Sale and Contribution Agreement, in connection with a Takeout Transaction or an acquisition or sale where all Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.
(G)    Investments. Make any investment of capital in any Person either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

agree to acquire by any manner any business of any Person except pursuant to the transactions contemplated herein and in the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents.
(H)    Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the date hereof without the consent of the Administrative Agent, the Majority Lenders and, to the extent such amendment, modification or change could reasonably be expected to materially and adversely affect the Class B Lenders in a manner disproportionate to the Class A Lenders, the Majority Class B Lenders.
(I)    Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents, the Tax Equity Financing Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction or SAP Transfer, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrower from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Sections 5.2(B), (C), (E) or (F), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower and its directors, officers, employees in the ordinary course of business, and (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrower to the extent attributable to the ownership or operation of the Borrower.
(J)    Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account~~,~~ or the Takeout Transaction Account ~~or the TEP Collateral Account~~ unless the Administrative Agent, the Majority Lenders and the Majority Class B Lenders shall have consented thereto (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Administrative Agent; provided that if the Majority Class B Lenders have not affirmatively disapproved such addition, termination or substitution in writing within five (5) Business Days of receiving notice of such addition, termination or substitution and the Administrative Agent has otherwise approved such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

addition, termination or substitution, such addition, termination or substitution shall be deemed approved) after having received at least thirty (30) days’ prior written notice thereof. Notwithstanding the foregoing, the Borrower neither has nor shall have any control over the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account~~,~~ or the Takeout Transaction Account ~~or the TEP Collateral Account~~. For the avoidance of doubt, any Financing Fund Contributions shall not be controlled or distributed through the Paying Agent Accounts.
(K)    Collections. (i) Deposit at any time Collections into any bank account other than in accordance with Section 5.1(R), (ii) make any change to the payment instructions to a Financing Fund, a Managing Member or SAP in respect of the Solar Asset Owner Member Interests to any other destination other than the Collection Account, (iii)  make any change to the payment instructions to any Eligible Hedged SREC Counterparty or direct any Eligible Hedged SREC Counterparty to make any Hedged SREC Payments to go to any destination other than the Collection Account, or (iv) permit the assets of any Person (other than the Borrower) to be deposited into the Collection Account.
(L)    Amendments to Transaction Documents. Without the consent of the Administrative Agent and subject to Section 10.2, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Assets and/or Solar Asset Owner Subsidiaries to be transferred in in accordance with the Sale and Contribution Agreement, (ii) supplements identifying Solar Assets to be financed in connection with each Funding Date, (iii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document, and (iv) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections.
(M)    Bankruptcy of Tax Equity Parties. Without the consent of the Administrative Agent, the Borrower shall not, directly or indirectly, cause the institution of bankruptcy or insolvency proceedings against a Tax Equity Party.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 5.3.    Covenants Regarding the Solar Asset Owner Member Interests    . The Borrower covenants and agrees, that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower shall:
(M)determine whether or not to exercise each Purchase Option in accordance with the Purchase Standard. The Borrower will make such determination, and if it determines to do so, will exercise such Purchase Option, no later than 60 days following the related Call Date in accordance with the terms and conditions of the related Financing Fund LLCA. Such determination will take into account whether sufficient funds are available in the Supplemental Reserve Account to pay the related Purchase Option Price, and if such funds are not then available in the Supplemental Reserve Account, the Borrower shall make a determination, in accordance with the Purchase Standard, whether to exercise such Purchase Option as soon thereafter as such funds are available in the Supplemental Reserve Account. Upon the Borrower’s exercise and completion of a Purchase Option, the Borrower shall (i) instruct the related Financing Fund to pay all distributions to be made by such Financing Fund to the Borrower in respect of the Managing Member Interests and the Tax Equity Investor Interests directly to the Collection Account and deliver to the Administrative Agent the original certificate of the related Managing Member Interests and the related Tax Equity Investor Interests together with instruments of transfer executed in blank, (ii) cause the Managing Members to execute and deliver to the Administrative Agent an Accession Agreement to the Pledge Agreement covering the Tax Equity Investor Interest acquired pursuant to the Purchase Option, and (iii) cause the Managing Members to amend the related Financing Fund LLCA to require such Financing Fund to have at all times an Independent Director;
(N)(x) cause the Managing Members (i) to cause each Financing Fund to make all Managing Member Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any Managing Member Distributions received by the Managing Members and (y) cause SAP to (i) make all SAP Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any SAP Distributions received by SAP;
(O)cause each of the Managing Members and SAP to comply with the provisions of its operating agreement and not to take any action that would cause the Managing Members to violate the provisions of the related Financing Fund LLCA;
(P)cause each of the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents, except to the extent the failure to do so

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(Q)not permit or consent to the admission of any new member of the Managing Members or SAP other than a successor independent member in accordance with the provisions of their respective operating agreements;
(R)cause the Managing Members not to permit or consent to the admission of any new member of a Financing Fund other than pursuant to the exercise of a Purchase Option by the Managing Member;
(S)cause the Managing Members not to make any material amendment to a Financing Fund LLCA that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders and cause the Managing Members and SAP not to make any material amendment to their respective operating agreements that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(T)cause the Managing Members on its own behalf and on behalf of each Financing Fund (i) to comply with and enforce the provisions of the Tax Loss Insurance Policies and (ii) not to consent to any amendment to a Tax Loss Insurance Policy to the extent that such amendment could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(U)cause the Managing Members to cause each Financing Fund to (i) comply with the provisions of each respective Financing Fund LLCA and (ii) not take any action that would violate the provisions of such Financing Fund LLCA, and cause the Managing Members and SAP to not to make any material amendment to their respective operating agreement that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(V)    cause the Managing Members to cause each Financing Fund and cause the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the SAP Financing Documents, the SAP NTP Financing Documents and the Tax Equity Financing Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(W)cause the Managing Members to cause the related Financing Funds not to incur any indebtedness or sell, dispose of or other encumber any of its assets other than as permitted by the Transaction Documents; and
(X)cause the Managing Members to obtain the consent of the Administrative Agent for any action taken under Section 6.2(b) of each Financing Fund LLCA or any action that could reasonably be expected to cause a Material Adverse Effect.
ARTICLE VI
EVENTS OF DEFAULT
Section 6.1.    Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):
(A)    Non‑Payment. (i) The Borrower shall fail to make any required payment of principal (including any payment required to be made to cure a Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency) or interest when due hereunder and such failure shall continue unremedied for two (2) Business Days after the day such payment is due or (ii) the Borrower shall fail to pay the Aggregate Outstanding Advances by the Maturity Date, or (iii) the Borrower shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this sub‑clause (iii) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower obtained knowledge of such failure.
(B)    Representations. Any representation or warranty made or deemed made by the Borrower (other than pursuant to Section 4.1(U) hereof or, with respect to the Parent only, Section 4.1(L) hereof), the Seller, the Parent, the Facility Administrator, the Managing Members or SAP herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of the date of receipt by the Borrower, the Parent, the Seller, the Facility Administrator, the Managing Members or SAP as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Parent, the Facility Administrator, the Seller, the Managing Members or SAP, as the case may be, of such failure.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Covenants. The Borrower, the Seller, the Facility Administrator, the Managing Members or SAP shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document which has not been cured within thirty (30) days from the earlier of the date of receipt by the Borrower, the Facility Administrator, the Managing Members or SAP, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Facility Administrator, the Managing Members or SAP, as the case may be, of such failure.
(D)    Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of the Seller, the Borrower, the Parent, the Facility Administrator, a Managing Member or SAP.
(E)    Insolvency Event. An Insolvency Event shall have occurred with respect to Parent, the Seller, Borrower, the Facility Administrator, a Managing Member, SAP or a Financing Fund.
(F)    Breach of Parent Guaranty; Failure to Pay Liquidated Damages Amounts. Any failure by Parent to perform under the Parent Guaranty; provided that a breach by Parent of the Financial Covenants is not an Event of Default hereunder, or any failure of TEP Developer or TEP Resources to pay Liquidated Damages Amounts pursuant to the Sale and Contribution Agreements.
(G)    ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of the Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.
(H)    Borrowing Base Deficiency. A Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency continues for more than two (2) Business Days.
(I)    Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of $150,000 and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than Agent’s Liens are Permitted Liens or Permitted Equity Liens; provided that if such cessation in security interest is due to Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(J)    Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non‑appealable judgment against any Relevant Party in excess of $250,000 or the Parent in excess of $1,000,000, in each case over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.
(K)    1940 Act. Any Relevant Party becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.
(L)    Hedging. Failure of the Borrower to maintain Hedge Agreements satisfying the Hedge Requirements and such failure continues for five (5) Business Days or any Hedge Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within ten Business Days.
(M)    Change of Control. The occurrence of a Change of Control.
(N)    Financing Fund Material Adverse Effect. The occurrence of any event that results in a Material Adverse Effect (as defined in the Financing Fund LLCA) with respect to a Managing Member or a Financing Fund.
(O)    Replacement of Manager. The Manager resigns, removed or is replaced under a Management Agreement or a Servicing Agreement and, in each case, a replacement Manager, acceptable to the Administrative Agent has not accepted an appointment under such agreement within 60 days of such resignation or removal.
(P)    Parent Material Adverse Effect. A representation or warranty made or deemed made by the Borrower pursuant to Section 4.1(L) hereof regarding the Parent shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within ninety (90) days from the earlier of the date of receipt by the Borrower of written notice from the Administrative Agent of such failure by the Borrower.
(Q)    Resignation or Removal of Managing Member. A Managing Member resigns or is removed under a Financing Fund LLCA.
(R)     ~~Cross Default. The occurrence of an “Event of Default” under the TEP II Credit Agreement.~~ [Reserved].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(S)     TEP IV-B Tax Loss Insurance Policy. TEP IV-B (or Parent or an affiliate thereof on behalf of such Financing Fund) fails to procure a Tax Loss Insurance Policy by February 28, 2020.
Section 6.2.    Remedies. If any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Majority Lenders, by written notice to the Borrower and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower in any manner permitted under applicable law:
(A)    declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind;
(B)    declare the principal of and any accrued interest in respect of the Class A Advances, the Class B Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, upon the occurrence of an Insolvency Event with respect to the Borrower, the principal of and any accrued interest in respect of the Advances and all other Obligations owing hereunder shall be immediately due and payable without any notice to the Borrower or Lenders;
(C)    if the Facility Administrator is Sunnova Management, replace the Facility Administrator with a Successor Facility Administrator in accordance with the Facility Administration Agreement; and/or
(D)    foreclose on and liquidate the Collateral or to the extent permitted by the Tax Equity Financing Documents, the Solar Assets owned by a Financing Fund, and pursue all other remedies available under the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty and the other Transaction Documents, subject to the terms of the Tax Equity Financing Documents.
Section 6.3.    Class B Lender Purchase Option (A) If an Event of Default other than an Event of Default described in Section 6.1(E) shall occur and be continuing and the Administrative Agent shall not have declared all Obligations under this Agreement or any of the other Transaction Documents to be immediately due and payable, the Class B Lenders shall have the option at any time to purchase all (but not less than all) of the Class A Advances then outstanding and all related Obligations owing by the Borrower to the Class A Lenders (solely in such capacity) from the Class A Lenders (the “Class B Lender Purchase Option”) with the consent of all the Class A Lenders. At any time that the Class B Lender Purchase Option is available to the Class B Lenders, any Class

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

B Lender may request that the Class A Lenders provide such Class B Lender with a statement setting forth the aggregate amount of all the Class A Advances then outstanding and all related Obligations owed by the Borrower to the Class A Lenders (solely in such capacity). Within ten (10) Business Days after the receipt of such statement, the requesting Class B Lender shall provide written notice to the Class A Lenders whether such Class B Lender would like to exercise the Class B Lender Purchase Option. Upon receipt of a notice that a Class B Lender would like to exercise the Class B Lender Purchase Option, the Class A Lenders shall promptly notify such Class B Lender whether the Class A Lenders will consent to a sale. If any or all of the Class B Lenders shall have elected to exercise the Class B Lender Purchase Option and the Class A Lenders shall have consented to a sale, the Class A Lenders and applicable Class B Lenders shall agree to a purchase and sale date and make such purchase and sale in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrower in accordance with the terms hereof for claims accruing prior to such sale date.
(B)    If an Event of Default shall occur and be continuing and the Majority Lenders shall have declared an Event of Default that has not been waived, the Class B Lenders shall have the option at any time to exercise the Class B Lender Purchase Option. Any or all of the Class B Lenders may exercise such Class B Lender Purchase Option upon written notice to the Class A Lenders, which notice shall be irrevocable. On the date specified by the participating Class B Lenders in such notice (which shall not be more than ten (10) Business Days after the receipt by the Class A Lenders of such notice), the Class A Lenders shall sell to the Class B Lenders, and the Class B Lenders shall purchase from the Class A Lenders, the Class A Advances then outstanding and all Obligations owed by the Borrower to the Class A Lenders (solely in such capacity) in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrower in accordance with the terms hereof for claims accruing prior to such sale date.
(C)     Upon the date of a purchase and sale pursuant to this Section 6.3, the Class B Lenders shall (i) pay to the Class A Lenders as the purchase price therefor the full amount of all the Class A Advances and all Obligations owed by the Borrower to the Class A Lenders (solely in such capacity) then outstanding and unpaid including principal, interest, fees, any Liquidation Fee as in effect on the date thereof and expenses, including attorneys’ fees and legal expenses, (ii) reimburse the Class A Lenders for any loss, cost, damage or expense (including attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Obligations owing to the Class A Lenders (solely in such capacity), and/or as to which the Class A Lenders have not yet received final payment (and, in each case, all of such payments shall be made without offset, deduction or defense), (iii) reimburse the Class A Lenders for the amount of all liabilities (without duplication) that such Class A Lenders have incurred in the nature of indemnification obligations of the Borrower hereunder which have

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

resulted in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Class A Lenders, and (iv) agree to indemnify and hold harmless the Class A Lenders from and against any loss, liability, claim, damage or expense (including fees and expenses of legal counsel) arising out of any claim asserted by a third party as a direct result of any acts by the Class B Lenders occurring after the date of such purchase. The Class A Lenders shall provide a reasonably detailed statement of the purchase price and other sums set forth in clauses (i) through (iii) above to the Class B Lenders, and the Class B Lenders shall remit such purchase price and other sums in clauses (i) through (iii) above by wire transfer in federal funds to such bank account of the Class A Lenders as the Class A Lenders may designate in writing to the Class B Lenders for such purpose. Interest shall be calculated through the Business Day on which such purchase and sale shall occur if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account prior to 1:00 p.m., New York time and interest shall be calculated to and include the next Business Day if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account later than 1:00 p.m., New York time. Such purchase shall be expressly made without representation or warranty of any kind by the Class A Lenders as to the Obligations owing to the Class A Lenders (solely in such capacity) or otherwise and without recourse to the Class A Lenders, except that the Class A Lenders shall represent and warrant: (a) the amount of Obligations owing to the Class A Lenders (solely in such capacity) being purchased and that the purchase price and other sums payable by the Class B Lenders are true, correct and accurate amounts, (b) that the Class A Lenders shall convey the Obligations owing to the Class A Lenders (solely in such capacity) free and clear of any Liens or encumbrances of the Class A Lenders or created or suffered by the Class A Lenders, (c) as to all claims made or threatened in writing against the Class A Lenders related to the Obligations owing to the Class A Lenders (solely in such capacity), and (d) the Class A Lenders are duly authorized to assign the Obligations owing to the Class A Lenders (solely in such capacity).
Section 6.4.    Sale of Collateral (A) The power to effect any sale of any portion of the Collateral upon the occurrence and during the continuance of an Event of Default pursuant to this Article VI, the Security Agreement and the Pledge Agreement shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until all Collateral shall have been sold or until all Obligations (other than contingent obligations not then due) hereunder have been paid in full. The Administrative Agent acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(B)    Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, in its discretion, and shall, upon the written request of the Majority Lenders, by written notice to the Borrower and the Lenders sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

elsewhere, for cash, on credit (including pursuant to a “credit sale” to a Lender or an assignee thereof) or for future delivery, and upon such other terms as the Administrative Agent may require. Notwithstanding the foregoing, prior to the consummation of any sale of the Collateral pursuant to this Article VI and any other Transaction Document (either private or public), the Administrative Agent shall first offer the Class B Lenders the opportunity to purchase the Collateral for a purchase price equal to the greater of (x) the fair market value of the Collateral and (y) the aggregate outstanding principal balance of the Class A Advances, plus accrued interest thereon and fees owed thereto (such right, the “Right of First Refusal”). If the Class B Lenders do not exercise the Right of First Refusal within two (2) Business Days of receipt thereof, then the Administrative Agent shall sell the Collateral as otherwise set forth in this Section 6.4 and pursuant to the other Transaction Documents; provided, further, that if the Class B Lenders do not exercise the Right of First Refusal and the Administrative Agent elects to sell the Collateral in a private sale to a third party, then prior to the sale thereof, the Administrative Agent shall offer the Class B Lenders the opportunity to purchase the Collateral for the purchase price being offered by such third party, and the Class B Lenders shall have two (2) Business Days to accept such offer.
ARTICLE VII
THE ADMINISTRATIVE AGENT AND FUNDING AGENTS
Section 7.1.    Appointment; Nature of Relationship. The Administrative Agent is appointed by the Funding Agents and the Lenders (and by each Qualifying Hedge Counterparty by execution of a Qualifying Hedge Counterparty Joinder, if applicable) as the Administrative Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders and each Qualifying Hedge Counterparty irrevocably authorizes the Administrative Agent to act as the contractual representative of such Funding Agent and such Lender and such Qualifying Hedge Counterparty with the rights and duties expressly set forth herein and in the other Transaction Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender or any Qualifying Hedge Counterparty by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’, the Lenders’ and each Qualifying Hedge Counterparty’s contractual representative, the Administrative Agent (A) does not assume any fiduciary duties to any of the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, (B) is a “representative” of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty within the meaning of Section 9‑102 of the UCC as in effect in the State of New York, and (C) is acting

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty agree to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent, each Lender and each Qualifying Hedge Counterparty waives.
Section 7.2.    Powers. The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Funding Agents, the Lenders or to any Qualifying Hedge Counterparty, or any obligation to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.
Section 7.3.    General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Funding Agents, the Lenders, or any Qualifying Hedge Counterparty for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.
Section 7.4.    No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc.. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default or Event of Default, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Funding Agent, any Lender or any Qualifying Hedge Counterparty for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of its respective Affiliates.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.5.    Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
Section 7.6.    Employment of Administrative Agents and Counsel. The Administrative Agent may execute any of its duties as the Administrative Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys‑in‑fact and shall not be answerable to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys‑in‑fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Funding Agents, the Lenders or any Qualifying Hedge Counterparty and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Transaction Document.
Section 7.7.    Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Class A Loan Note, Class B Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.
Section 7.8.    The Administrative Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders agree to reimburse and indemnify (on a pro rata basis based on the Class A Lender Group Percentages and the Class B Lender Group Percentages, as applicable) the Administrative Agent (A) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other reasonable and documented expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any of the foregoing is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.
Section 7.9.    Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
Section 7.10.    Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.
Section 7.11.    Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Funding Agents, each Qualifying Hedge Counterparty, the Verification Agent, the Paying Agent and the Borrower and the Administrative Agent may be removed at any time for cause by written notice received by the Administrative Agent from the Majority Lenders. Upon any such resignation or removal, the Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the exiting Administrative Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent (but only if such successor is reasonably acceptable to each Lender) or petition a court of competent jurisdiction to appoint a successor Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Administrative Agent, and the exiting Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Transaction Documents.
Section 7.12.    Transaction Documents; Further Assurances. (A) Each Non-Conduit Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent. Each Lender, each Funding Agent and each Qualifying Hedge Counterparty agrees that no Lender, no Funding Agent and no Qualifying Hedge Counterparty, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Lenders, the Funding Agents and each Qualifying Hedge Counterparty upon the terms of the Transaction Documents.
(B)    Any Funding Agent may (in their sole discretion and expense), at any time, have their Advances rated by Moody’s, S&P, DBRS, Inc., A.M. Best or Kroll Bond Rating Agency, Inc. Any such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement. The Borrower, Sunnova Management, and the Parent shall provide reasonable assistance to obtain such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to the exercise of any rights of the Borrower or Sunnova Management under this Agreement. Any costs or fees associated with the rating of the Advances shall be borne by the Funding Agent and the Lenders.
Section 7.13.    Collateral Review. (A) Prior to the occurrence of an Event of Default, the Administrative Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.
(B)    After the occurrence of and during the continuance of an Event of Default, the Administrative Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 7.14.    Funding Agent Appointment; Nature of Relationship. Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9‑102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.
Section 7.15.    Funding Agent Powers. Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Funding Agent shall have any implied duties or fiduciary duties to the Lenders in its Lender Group, or any obligation to such Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.
Section 7.16.    Funding Agent General Immunity. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.
Section 7.17.    Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default, Event of Default, Potential Amortization Event or Amortization Event, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. No Funding Agent shall be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates.
Section 7.18.    Funding Agent Action on Instructions of Lenders. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Lenders in its Lender Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Lenders. Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
Section 7.19.    Funding Agent Employment of Agents and Counsel. Each Funding Agent may execute any of its duties as a Funding Agent hereunder by or through employees, agents, and attorneys‑in‑fact and shall not be answerable to the Lenders in its Lender Group, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys‑in‑fact selected by it with reasonable care. Each Funding Agent, at the expense of the Non-Conduit Lenders, shall be entitled to advice of counsel concerning the contractual arrangement between such Funding Agent and the Lenders in its Lender Group and all matters pertaining to such Funding Agent’s duties hereunder and under any other Transaction Document.
Section 7.20.    Funding Agent Reliance on Documents; Counsel. Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.
Section 7.21.    Funding Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders in each Lender Group agree to reimburse and indemnify (on a pro rata basis based upon the applicable Lender Group Percentages) the Funding Agent in their Lender Group (A) for any

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

amounts not reimbursed by the Borrower for which such Funding Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other reasonable and documented expenses incurred by such Funding Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non‑appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.
Section 7.22.    Funding Agent Rights as a Lender. With respect to its Commitment and Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, each Funding Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
Section 7.23.    Funding Agent Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon its Funding Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.
Section 7.24.    Funding Agent Successor Funding Agent. Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Administrative Agent and the Borrower, and such Funding Agent may be removed at any time for cause by written notice received by the Lenders in its Lender Group. Upon any such resignation or removal, the Lenders in a Lender Group shall have the right to appoint a successor Funding Agent. If no successor Funding Agent shall have been so appointed by such Lenders and shall have accepted such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

appointment within thirty 30 days after the exiting Funding Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Funding Agent may appoint, on behalf of the Lenders in its Lender Group, a successor Funding Agent (but only if such successor is reasonably acceptable to each such Lender) or petition a court of competent jurisdiction to appoint a successor Funding Agent. Upon the acceptance of any appointment as a Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Funding Agent, and the exiting Funding Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Funding Agent’s resignation hereunder as Funding Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Funding Agent hereunder and under the other Transaction Documents. Notwithstanding any provision in this Section 7.24 to the contrary, any Funding Agent that has provided notice of its resignation or has been provided notice of its removal shall be required to serve as Funding Agent until its successor has assumed such role.
Section 7.25.    Funding Agent Transaction Documents; Further Assurances. Each Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.
ARTICLE VIII
ADMINISTRATION AND SERVICING OF THE COLLATERAL
Section 8.1.    Management Agreements/Servicing Agreements/Facility Administration Agreement .
(A)    Each Management Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect to the Solar Assets and other matters addressed in the Management Agreements, and reference is hereby made to the Management Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the Borrower) and each Relevant Party that is party to a Management Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Management Agreement and (ii) promptly notify the Administrative Agent of any notice to Borrower, a Managing Member or SAP of any material default under any Management Agreement.
(B)    Each Servicing Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

to the Solar Assets and other matters addressed in the Servicing Agreement, and reference is hereby made to the Servicing Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the Borrower) and each Relevant Party that is party to a Servicing Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Servicing Agreement and (ii) promptly notify the Administrative Agent of any notice to Borrower, a Managing Member or SAP of any material default under any Servicing Agreement.
(C)     The Facility Administration Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Facility Administrator with respect to the Collateral and other matters addressed in the Facility Administration Agreement, and reference is hereby made to the Facility Administration Agreement for a detailed statement of said covenants and obligations of the Facility Administrator thereunder. The Borrower agrees that (i) the Administrative Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of the Borrower under the Facility Administration Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing and (ii) upon the occurrence and during the continuation of an Event of Default, the Majority Class B Lenders may request that the Administrative Agent, in the Administrative Agent’s name or (to the extent required by law) in the name of the Borrower, and the Administrative Agent may (but is not required to) enforce all rights of such Borrower under the Facility Administration Agreement for an on behalf of the Lenders.
(B)    Promptly following a request from the Administrative Agent (acting at the direction of the Majority Lenders or, upon the occurrence and during the continuation of an Event of Default, the Majority Class B Lenders) to do so, the Borrower shall take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by the Facility Administrator of each of its obligations to the Borrower and with respect to the Collateral under or in connection with the Facility Administration Agreement in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Facility Administration Agreement to the extent and in the manner directed by the Administrative Agent, including the transmission of notices of default on the part of the Facility Administrator thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Facility Administrator of each of its obligations under the Facility Administration Agreement.
(C)    The Borrower shall not waive any default by the Facility Administrator under the Facility Administration Agreement without the written consent of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such waiver in writing within five (5) Business Days of receiving notice of such waiver and the Majority Lenders have otherwise approved such waiver, such waiver shall be deemed approved).
(D)    The Administrative Agent does not assume any duty or obligation of the Borrower under the Facility Administration Agreement and the rights given to the Administrative Agent thereunder are subject to the provisions of Article VII.
(E)    The Borrower has not and will not provide any payment instructions to any of the Managing Members, SAP or a Financing Fund that are inconsistent with the Facility Administration Agreement or this Agreement.
(F)    With respect to the Facility Administrator’s obligations under Section 3.3 of the Facility Administration Agreement, the Administrative Agent shall not have any responsibility to the Borrower, the Facility Administrator or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Facility Administrator; provided that the Administrative Agent shall be authorized, upon receipt of written direction from Facility Administrator directing the Administrative Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Administrative Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Facility Administrator has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Administrative Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Administrative Agent’s purposes and that the Administrative Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Administrative Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountants (including to the Lenders). Notwithstanding the foregoing, in no event shall the Administrative Agent be required to execute any agreement in respect of the independent accountant that the Administrative Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Administrative Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 8.2.    Accounts.
(A)    Establishment. The Borrower has established and shall maintain or cause to be maintained:
(i)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;
(ii)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Supplemental Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iii)     for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iv)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “SAP Revenue Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties; and
(v)    for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”, and together with the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account and the Takeout Transaction Account, each a “Paying Agent Account” and collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties.
(B)    [Reserved].

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(C)    Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.7(D), be made in the following manner:
(i)    On the Closing Date, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Required Balance as of such date;
(ii)    From the proceeds of Advances hereunder, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account amounts necessary to maintain on deposit therein an amount equal to or in excess of the Liquidity Reserve Account Required Balance as of the date of each such Advance, and on each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the Liquidity Reserve Account;
(iii)    If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Sections 2.7(B)(i) through (iii), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report delivered pursuant to Section 3.1 of the Facility Administration Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iii);
(iv)    Upon the occurrence of an Event of Default, the Administrative Agent (or the Facility Administrator with the written consent of the Administrative Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.7(B);
(v)    On the earliest to occur of (a) the Maturity Date, (b) an Amortization Event (other than an Event of Default) and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), and the Facility Administrator or the Borrower shall cause the Paying Agent, by providing written

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B);
(vi)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Liquidity Reserve Account are greater than the Liquidity Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Liquidity Reserve Account Required Balance from the Liquidity Reserve Account and disburse such amounts into the ~~TEP Collateral~~Borrower’s Account; and
(vii)    On any Payment Date, if, as set forth on the Facility Administrator Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances (whether or not then due and payable) and all other amounts due and payable hereunder, then the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of all Advances (whether or not then due and payable).
Notwithstanding anything in this Section 8.2(C) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Liquidity Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Liquidity Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Liquidity Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, and if any withdrawals from the Liquidity Reserve Account will be required under this Section 8.2(C) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Liquidity Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account or amounts in or credited to the Liquidity Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(C), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(C) shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Liquidity Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Liquidity Reserve Account Required Balance, then

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Liquidity Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Liquidity Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xvi) or (xvii) of Section 2.7(B) or clauses (v) or (vi) of Section 2.7(C).
Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Liquidity Reserve Account, except as expressly required pursuant to this Section 8.2(C).
(D)    Deposits and Withdrawals from the Supplemental Reserve Account. Deposits into, and withdrawals from, the Supplemental Reserve Account shall, subject to Section 2.7(D), be made in the following manner:
(i)    On each Payment Date, to the extent of Distributable Collections and in accordance with and subject to the priority of payments set forth in Section 2.7(B), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account an amount equal to the Supplemental Reserve Account Deposit until the amount on deposit equals the Supplemental Reserve Account Required Balance.
(ii)    On each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), if any, and the Borrower may, at its option, deposit additional funds into the Supplemental Reserve Account;
(iii)    The Paying Agent shall release funds from the Supplemental Reserve Account to pay the following amounts upon direction from the Facility Administrator set

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

forth in an Officer’s Certificate (no more than once per calendar month) in the following order of priority:

(d)
the costs (inclusive of labor costs) of replacement of any Inverter that no longer has the benefit of a Manufacturer Warranty and for which (1) the Manager is not obligated under the related Management Agreement to cover the replacement costs of such Inverter (or if so obligated, has failed to pay such costs) and the related Financing Fund has insufficient funds to pay replacement costs for such Inverter or (2) the Facility Administrator in its role as Manager has paid under the related Management Agreement;

(e)
the amount of any deductible in connection with each claim paid by the Tax Loss Insurer under the related Tax Loss Insurance Policy plus the amount of the difference, if any, between (1) the amount of a Tax Loss Indemnity and (2) the sum of the amount of proceeds of a Tax Loss Insurance Policy received by a Financing Fund, as loss payee under such Tax Loss Insurance Policy with respect to the Tax Loss Indemnity and the amount of any deductible in connection therewith; and

(f)	each Purchase Option Price when due and payable under the terms of a Financing Fund LLCA upon exercise by the related Managing Member of the related Purchase Option.
(iv)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Supplemental Reserve Account are greater than the Supplemental Reserve Account Required Balance (after giving effect to all other distributions and disbursements and all releases and withdrawals on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Supplemental Reserve Account Required Balance from the Supplemental Reserve Account and disburse such amounts into the ~~TEP Collateral~~Borrower’s Account;
(v)    If on any Payment Date (after giving effect to any withdrawals from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Sections 2.7(B)(i) through (iii) on such Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw from the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Supplemental Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Supplemental Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iii); and
(vi)    If on any Payment Date, the Borrower has provided notice to the Administrative Agent that (1) a Managing Member has irrevocably provided notice to the related Tax Equity Investor that it will not exercise the related Purchase Option or (2) the period in which such Purchase Option may be exercised under the related Financing Fund LLCA has expired and cannot be extended, the Borrower may direct the Paying Agent, to withdraw from the Supplemental Reserve Account any amounts on deposit therein in respect of clause (ii)(a) of the definition of “Supplemental Reserve Account Required Balance” and deposit such amounts into the Collection Account for application in accordance with Section 2.7; and
(vii)    On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the Supplemental Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).
Notwithstanding anything in this Section 8.2(D) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Supplemental Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Supplemental Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Supplemental Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Supplemental Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, and if any withdrawals from the Supplemental Reserve Account will be required under this Section 8.2(D) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Supplemental Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Supplemental Reserve Account or amounts in or credited to the Supplemental Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(D), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(D) shall be held as an asset of the Supplemental Reserve Account and valued for purposes of determining the amount on deposit in the Supplemental Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Supplemental Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Supplemental Reserve Account Required Balance, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Supplemental Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Supplemental Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xvi) or (xvii) of Section 2.7(B) or clauses (v) or (vi) of Section 2.7(C).
Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Supplemental Reserve Account, except as expressly required pursuant to this Section 8.2(D).
    (E)    Deposits and Withdrawals from the SAP Revenue Account. Deposits into the SAP Revenue Account shall be made consistent with Section 5.1(R). The Paying Agent shall withdraw all amounts on deposit in the SAP Revenue Account in excess of $25,000 on the first Business Day of each calendar month and remit such amounts to the Collection Account. The Manager shall be permitted to withdraw up to $25,000 in the aggregate during each Collection Period from the SAP Revenue Account to pay Operational Amounts in accordance with the related SAP Financing Documents. On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the SAP Revenue and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).
(F)    Paying Agent Account Control. (i) Each Paying Agent Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Closing Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.
(ii)    Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary for and in the name of the Borrower, subject to the lien of the Administrative

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Agent, for the benefit of the Secured Parties.  The Paying Agent shall treat the Administrative Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.
(iii)    The Paying Agent hereby confirms and agrees that:
(a)    the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Administrative Agent and the Borrower;
(b)    all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower or any other Person, payable to the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;
(c)    all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrower Account in accordance with the terms of this Agreement;
(d)    each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower and the Facility Administrator as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and
(e)    notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by the Administrative Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower or the Facility Administrator; provided that, notwithstanding the foregoing, the Administrative Agent hereby

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower or the Facility Administrator, on its behalf, pursuant to Section 2.7 or this Section 8.2.
(iv)    The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
(v)    If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Facility Administrator or any other Person. Neither the Facility Administrator nor the Borrower shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.7 or this Section 8.2.
(vi)    In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).
(vii)    Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(viii)    If, at any time, the Paying Agent resigns, is removed hereunder or ceases to meet the eligibility requirements of an Eligible Institution, the Facility Administrator, for the benefit of the Administrative Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, the SAP Revenue Account, and Takeout Transaction Account meeting the conditions specified above with an Eligible Institution reasonably acceptable to the Administrative Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, or Takeout Transaction Account, as applicable. From the date such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, or Takeout Transaction Account is established, it shall be the “Collection Account,” “Supplemental Reserve Account,” “Liquidity Reserve Account,” “SAP Revenue Account,” or “Takeout Transaction Account” hereunder, as applicable.
(G)    Permitted Investments. Prior to an Event of Default, the Facility Administrator (and after an Event of Default, the Administrative Agent) may direct each banking institution at which the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, or Takeout Transaction Account shall be established, in writing, to invest the funds held in such accounts in one or more Permitted Investments. Absent such written direction, such funds shall remain uninvested. All investments of funds on deposit in the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, or Takeout Transaction Account shall be uninvested so that such funds will be available on the Business Day immediately preceding the date on which the funds are to be disbursed from such account, unless otherwise expressly set forth herein. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, and Takeout Transaction Account shall be that of the Borrower, and the Borrower shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.
Section 8.3.    Adjustments. If the Facility Administrator makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Facility Administrator shall appropriately adjust the amounts subsequently deposited into the applicable account or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Asset in respect of which a dishonored check is received shall be deemed not to have been paid.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE IX
THE PAYING AGENT
Section 9.1.    Appointment. The appointment of Wells Fargo Bank, National Association is hereby confirmed by the other parties hereto (other than the Verification Agent) as Paying Agent, and accepts such appointment subject to the terms of this Agreement.
Section 9.2.    Representations and Warranties. The Paying Agent represents to the other parties hereto as follows:
(A)    Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.
(B)    Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.
(C)    Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.
(D)    No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.
Section 9.3.    Limitation of Liability of the Paying Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Bank, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.
Section 9.4.    Certain Matters Affecting the Paying Agent. Notwithstanding anything herein to the contrary:
(A)    The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.
(B)    The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.
(C)    The Paying Agent shall not be liable for any action taken or any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts.
(D)    The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.
(E)    None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.
(F)    The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall be under no obligation to inquire as to the adequacy, content, accuracy or sufficiency of any such information or be under any obligation to make any calculation (or re-calculation), certification, or verification in respect of any such information and shall not be liable for

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.
(G)    Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.
(H)    The Paying Agent, at the expense of the Borrower, may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel; provided however that such costs of counsel are reasonable and documented. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent's reasonable and documented attorney's fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.
(I)    The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.
(J)    Except as provided expressly in Section 8.2(G) hereof, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.
(K)    The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any action or omission on the part of any agent, attorney, custodian or nominee so appointed.
(L)    Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
(M)    In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.
(N)    In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.
(O)    Knowledge of the Paying Agent shall not be attributed or imputed to any affiliate, line of business, or other division of Wells Fargo Bank, National Association (and vice versa).
(P)    The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.
(Q)    Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Wells Fargo Bank, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto hereby waive any conflict of interest presented by such service. Wells Fargo Bank, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Wells Fargo Bank, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction Document shall in any way be deemed to restrict the right of Wells Fargo Bank, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Wells Fargo Bank, National Association hereunder or under any other Transaction Document.
(R)    The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(S)    The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including any Event of Default, Amortization Event or any other default and including the sending of any notice) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Amortization Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information provided to be delivered under this Agreement to the Paying Agent; and knowledge or information acquired by any Responsible Officer of the Paying Agent in any of its respective capacities hereunder or under any other document related to this transaction, provided that the foregoing shall not relieve the Person acting as Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.
(T)     Except as otherwise provided in this Article IX:
(i)    except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrower or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;
(ii)    whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;
(iii)    the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;
(iv)    under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Wells Fargo Bank, National Association in any of its capacities under the Transaction Documents);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(v)    the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the existence, genuineness, value or protection of any collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or for the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and
(vi)    the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.
(U)    It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.
(V)    The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).
(W)    In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Administrative Agent requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Administrative Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.
(X)    The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any of any Person, unless such Person with the requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent's counsel and agents) which may be incurred therein or thereby.
(Y)    The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.
(Z)    Notwithstanding anything to the contrary in this Agreement, the Paying Agent shall not be required to take any action that is not in accordance with applicable law.
Section 9.5.    Indemnification. The Borrower and the Facility Administrator (for so long as the Facility Administrator is an Affiliate of the Borrower) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless the Paying Agent, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Paying Agent Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel and court costs) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Paying Agent Indemnified Party of its rights hereunder or thereunder (including rights to indemnification), provided, that none of the Borrower or the Facility Administrator shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Paying Agent Indemnified Parties’ reasonable and documented expenses are intended as expenses of administration.
Section 9.6.    Successor Paying Agent. The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Administrative Agent and, to the extent no Event of Default or Amortization Event has occurred and is continuing, the Borrower, has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Administrative Agent. Upon any such resignation or removal, the Administrative Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrower (unless an Event of Default or Amortization Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrower, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ARTICLE X
MISCELLANEOUS
Section 10.1.    Survival. All representations and warranties made by the Borrower and the Facility Administrator herein and all indemnification obligations of the Borrower and the Facility Administrator hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.
Section 10.2.    Amendments, Etc.     (A) No amendment to or waiver of any provision of this Agreement, nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrower; provided that no such amendment or waiver shall (i) reduce the amount of or extend the maturity of any Advance or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, including amending or modifying any of the definitions related to such terms, in each case without the consent of the Lenders affected thereby, (ii) reduce the percentage specified in the definition of the Majority Class B Lenders without the written consent of all Class B Lenders, (iii) reduce the percentage specified in the definition of the Majority Lenders without the written consent of all Lenders, (iv) amend, modify or waive any provision of Sections 7.14 through 7.25 hereof without the written consent of all Funding Agents, (v) modify or amend this Agreement in a manner that could reasonably be expected to materially and adversely affect the Class B Lenders in a manner (economic or otherwise) disproportionate to the Class A Lenders, without the consent of the Class B Lenders, (vi) affect the rights or duties of the Paying Agent, Verification Agent or Facility Administrator under this Agreement without the written consent of such Paying Agent, Verification Agent or Facility Administrator, respectively, or (vii) amend or modify any provision of Section 6.1 or Section 6.2 without the consent of all Lenders. The Borrower agrees to provide notice to each party hereto of any amendments to or waivers of any provision of this Agreement; provided that the Borrower shall provide the Conduit Lender with prompt written notice of any amendment to any provision of this Agreement, prior to such amendment becoming effective.
(B)    Notwithstanding the foregoing or any other provision of this Agreement or any other Transaction Document to the contrary, the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrower may enter into an amendment hereto for the purpose of subdividing the Advances into separate tranches or reallocating the outstanding principal balance of the Advances among the Class A Advances and the Class B Advances; provided, no such amendment may be executed without the consent of all Lenders affected thereby; provided further, that such amendment shall be at the expense of

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Lender or Lenders requesting such amendment and that none of the Borrower, Paying Agent or the Administrative Agent need enter into such amendment and no Lender need consent to such amendment if it would have a Material Adverse Effect on the payments, economics or obligations of any such party. Subject to the preceding sentence, each of the Borrower and the Facility Administrator agree to cooperate in effecting any amendment pursuant to this Section 10.2(B).
(C)    Notwithstanding anything to the contrary set forth in this Section 10.2, the consent of the Administrative Agent shall not be required for any amendment made in accordance with Sections 5.1(A)(ix) and (x).
Section 10.3.    Notices, Etc.. All notices and other communications provided for hereunder shall be in writing and mailed or delivered by courier or facsimile: (A) if to the Borrower, to the Borrower, at its address at 20 Greenway Plaza, Suite 475, Houston, TX 77046. Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985‑9907, email address: treasury@sunnova.com; notices@sunnova.com; (B) if to the Facility Administrator, at its address at 20 Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985‑9907, email address: treasury@sunnova.com; notices@sunnova.com; (C)  if to the Administrative Agent, the CS Funding Agent, the CS  Non-Conduit Lender or the Class B Lender, at its address at Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor, New York, NY 10010; Conduit and Warehouse Financing (212) 538‑2007; email address: list.afconduitreports@creditsuisse.com; abcp.monitoring@creditsuisse.com; (D) if to the CS Conduit Lender, at its address at Mountcliff Funding LLC, c/o 20 Gates Management LLC, 120 West 45th Street, Suite 3700, New York, NY 10036, Attention: 20 Gates Management / Mountcliff Funding, E-Mail: mountcliff@20gates.com; (E) if to the Paying Agent, at its address at 600 S. 4th Street, MAC N9300-061, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration, E-mail: ctsabsservicer@wellsfargo.com; and (F) in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Facility Administrator Report described in Section 5.1(B) and the Borrowing Base Certificate described in Section 2.4 may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Facility Administrator Report or the Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower. All such notices and communications shall be effective, upon receipt, provided, that notice by facsimile or email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.
Section 10.4.    No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 10.5.    Indemnification. The Borrower agrees to indemnify the Administrative Agent, the Paying Agent, the Successor Facility Administrator, the Verification Agent, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including court costs and fees and expenses of counsel and of enforcing the Borrower’s indemnification obligations hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by the Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back‑up documentation supporting such reimbursement request) for any reasonable and documented legal or other out‑of‑pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to all such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non‑appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent or the Verification Agent, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of their Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non‑Tax Proceeding. The provisions of this Section 10.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent or the Verification Agent. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent and any Paying Agent Indemnified Parties under Section 9.5 of this

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.
Section 10.6.    Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent and the Paying Agent with respect thereto and with respect to advising the Administrative Agent and the Paying Agent as to their respective rights and responsibilities under this Agreement and the other Transaction Documents. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrower acknowledges and agrees that the Administrative Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants selected by the Administrative Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrower in allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrower to the Administrative Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of the Borrower and the Borrower’s valuation of their assets, as well as certain matters related thereto. The reasonable and documented fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of the Borrower. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Administrative Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.
Section 10.7.    Right of Set‑off; Ratable Payments; Relations Among Lenders‑. (A) Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

time held by and other indebtedness incurred pursuant to this Agreement at any time owing to the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set‑off and application; provided that the failure to give such notice shall not affect the validity of such set‑off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set‑off) which the Administrative Agent and the Lenders may have.
(B)    If any Lender, whether by setoff or otherwise, has payment made to it upon its Advances in a greater proportion than that received by any other Lender, such other Lender agrees, promptly upon demand, to purchase a portion of the Advances held by the Lenders so that after such purchase each Lender will hold its ratable share of Advances. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.
(C)    Except with respect to the exercise of set‑off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.
(D)    The Lenders are not partners or co‑venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.
Section 10.8.    Binding Effect; Assignment. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Verification Agent and the Administrative Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right assign to their rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders, and any assignment by Borrower in violation of this Section 10.8 shall be null and void. Any Lender may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights and obligations under

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

this Agreement and any Loan Note to a Federal Reserve Bank and each Conduit Lender may assign its rights and obligations under this Agreement to a Program Support Provider; provided, that no such assignment or pledge shall release the transferor Lender from its obligations hereunder. Each Lender may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including, without limitation, its Commitment, its Loan Notes or its Advances); provided that during the Availability Period, no Lender may transfer or assign any portion of its rights and obligations under this Agreement or any Loan Note to a Disqualified Lender; provided further that each such assignment (A) shall be substantially in the form of Exhibit F hereto or any other form reasonably acceptable to the Administrative Agent and (B) shall either be made (i) to a Permitted Assignee or (ii) to a Person that is acceptable to the Administrative Agent in its reasonable discretion (such consent not to be unreasonably withheld or delayed) unless an Event of Default or Amortization Event shall have occurred and be continuing.
(b)    If any assignment or participation is made to a Disqualified Lender in violation of this Section 10.8, the Borrower may upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) purchase or prepay the Advances held by such Disqualified Lender by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.
Disqualified Lenders (A) will not, absent an Event of Default or consent from the Borrower (x) have the right to receive financial reports that are not publicly available, Facility Administrator Reports or other reports or confidential information provided to Lenders by the Borrower or the Administrative Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrower attended by the Lenders and the Administrative Agent, or (z) access any electronic site maintained by the Borrower or Administrative Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Administrative Agent and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the a bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
(c)    Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.17(G)) of a Lender hereunder. Each Funding Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders in its Lender Group, the outstanding principal amounts (and accrued interest) of the Advances owing to each Lender in its Lender Group pursuant to the terms hereof from time to time and any assignment of such outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Any Lender may, without the consent of the Borrower, sell participation interests in its Advances and obligations hereunder (each such recipient of a participation a “Participant”); provided that after giving effect to the sale of such participation, such Lender’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Lender hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Lender had not sold such participation interest, and the Borrower and the Administrative Agent and the other parties hereto shall continue to deal solely and directly with such Lender and not be obligated to deal with such participant. The Participant shall have no right to affect such Lender’s vote or action with respect to any matter requiring such Lender’s vote or action under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the outstanding principal amounts (and accrued interest) of each Participant’s interest in the Advances or other obligations under the Transaction

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103‑1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall have no responsibility for maintaining a Participant Register. Each recipient of a participation shall, to the fullest extent permitted by law, have the same rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.17(G)), hereunder with respect to the rights and benefits so participated as it would have if it were a Lender hereunder, except that no Participant shall be entitled to receive any greater payment under Sections 2.11 or 2.17 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.
(e)    Notwithstanding any other provision of this Agreement to the contrary, (i) a Lender may pledge as collateral, or grant a security interest in, all or any portion of its rights in, to and under this Agreement to a security trustee in connection with the funding by such Lender of Advances without the consent of the Borrower; provided that no such pledge or grant shall release such Lender from its obligations under this Agreement and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Administrative Agent or the Borrower, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program.
Section 10.9.    GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
Section 10.10.    Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
Section 10.11.    Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.
Section 10.12.    Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.
Section 10.13.    Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute a loan for U.S. federal income tax purposes.
Section 10.14.    Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e‑mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.15.    Limitations on Liability. None of the members, managers, general or limited partners, officers, employees, agents, shareholders, directors, Affiliates or holders of limited liability company interests of or in the Borrower shall be under any liability to the Administrative Agent or the Lenders, respectively, any of their successors or assigns, or any other Person for any action

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower, solely the limited liability company obligations of the Borrower. The Borrower and any member, manager, partner, officer, employee, agent, shareholder, director, Affiliate or holder of a limited liability company interest of or in the Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower) respecting any matters arising hereunder.
Section 10.16.    Confidentiality. (A)  Except as otherwise provided herein, the Fee Letters (including such information set forth in any engagement letter, term sheet or proposal prior to the Closing Date that contains fees similar in nature to those in the Fee Letters) (collectively, “Confidential Information”) are confidential. Each of the Borrower, the Facility Administrator, the Paying Agent and the Verification Agent agrees:
(i)    to keep all Confidential Information confidential and to disclose Confidential Information only to those Affiliates, officers, employees, agents, accountants, equity holders, legal counsel and other representatives of the Borrower or its Affiliates (collectively, “Representatives”) who have a need to know such Confidential Information for the purpose of assisting in the negotiation, completion and administration of this Facility;
(ii)    to use the Confidential Information only in connection with the Facility and not for any other purpose; and
(iii)    to maintain and keep in force procedures reasonably designed to cause its Representatives to comply with these provisions and to be responsible for any failure of any Representative to follow those procedures. The provisions of this section 10.16(A) shall not apply to Confidential Information that (a) has been approved for release by written authorization of the appropriate party, or (b) is or hereafter becomes (through a source other than the Borrower, the Facility Administrator, the Paying Agent, the Verification Agent or their respective Affiliates or Representatives) generally available to the public and shall not prohibit the disclosure of Confidential Information to the extent required by applicable Law or by any Governmental Authority or to the extent necessary in connection with the enforcement of any Transaction Document.
The Borrower and the Facility Administrator agree not to provide copies of the Transaction Documents to any prospective investor in, or prospective lender to, the Borrower and the Facility Administrator without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, delayed or conditioned. For the avoidance of doubt, Borrower and the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Facility Administrator or any other affiliate of Parent may provide copies of the Transaction Documents to any potential investor or equity holder in Parent or its affiliates, provided that each such Person shall have been instructed to keep the same confidential in accordance with this Section 10.16.
(B)    Each Lender, each Funding Agent, and the Administrative Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to any permitted assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, in each case on a confidential basis, (iii) to any financing source, dealer, hedge counterparty or other similar party in connection with financing or risk management activities related to the Facility, (iv) to any Commercial Paper rating agency (including by means of a password protected internet website maintained in connection with Rule 17g‑5), (v) to the extent required by applicable Law or by any Governmental Authority, and (vi) to the extent necessary in connection with the enforcement of any Transaction Document.
The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent or the Administrative Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement, (iii) becomes available to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative, (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed, or (v) has been independently developed or acquired by any Lender, any Funding Agent or the Administrative Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent or the Administrative Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 10.17.    Limited Recourse. All amounts payable by the Borrower on or in respect of the Obligations shall constitute limited recourse obligations of the Borrower secured by, and payable solely from and to the extent of, the Collateral; provided that (A) the foregoing shall not limit in any manner the ability of the Administrative Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents and (C) when any portion of the Collateral is transferred in a transfer permitted under and in accordance with this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of the Borrower against any Affiliate, director, officer, shareholder, manager or agent of the Borrower other than as specified in the Transaction Documents.
Section 10.18.    Customer Identification ‑ USA Patriot Act Notice‑. The Administrative Agent and each Lender hereby notifies the Borrower and the Facility Administrator that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107‑56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower and the Facility Administrator, which information includes the name and address of the Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.
Section 10.19.    Paying Agent Compliance with Applicable Anti‑Terrorism and Anti‑Money Laundering Regulations‑‑. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.
Section 10.20.    Non‑Petition‑. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.
Section 10.21.    No Recourse. (A) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of Title 11 of the Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender.
(B)    The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.
Section 10.22.    [Reserved].
Section 10.23.    Additional Paying Agent Provisions. The parties hereto acknowledge that the Paying Agent shall not be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.
Section 10.24.    Acknowledgement Regarding Any Supported QFCs.     To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.
[Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator

By:    ____________________________________
Name:
Title:
CREDIT SUISSE AG, New York Branch,
as Administrative Agent and as a Funding Agent

By:	_________________________________
Name:
Title:

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	_________________________________
Name:
Title:

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

U.S. BANK NATIONAL ASSOCIATION,
as Verification Agent

By:	_________________________________
Name:
Title:

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT A
DEFINED TERMS
“1940 Act” shall mean the Investment Company Act of 1940, as amended.
“A-1 Verification Agent Certification” shall have the meaning set forth in Section 4(a) of the Verification Agent Agreement.
“A-2 Verification Agent Certification” shall have the meaning set forth in Section 4(b) of the Verification Agent Agreement.
“Accession Agreement” shall mean (i) a Security Agreement Supplement in the form of Exhibit B to the Security Agreement, (ii) a Pledge Agreement Joinder in the form of Exhibit A to the Pledge Agreement, (iii) a Joinder Agreement in the form of Exhibit C to the Verification Agent Agreement, (iv) Guaranty Supplement in the form of Exhibit A to the Subsidiary Guaranty and (v) an Subsidiary Supplement in the form of Exhibit A to the Parent Guaranty.
“Additional Solar Assets” shall mean each Eligible Solar Asset that is acquired by a Financing Fund or SAP after the Closing Date and during the Availability Period.
“Adjusted LIBOR Rate” shall mean a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (i) LIBOR by (ii) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Non-Conduit Lender for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.
“Administrative Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account designated by the Administrative Agent from time to time by written notice to the Borrower.
“Advance” shall mean, individually or collectively, as the context may require, a Class A Advance and/or a Class B Advance.
“Affected Party” shall have the meaning set forth in Section 2.12(B).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or, (ii) is an officer or director of such Person, and in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.
“Affiliated Entity” shall mean any of the Parent, the Facility Administrator (if the Facility Administrator is an Affiliate of the Borrower), the Seller, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.
“Aggregate Commitment” shall mean, on any date of determination, the sum of the Commitments then in effect. The Aggregate Commitment as of the Closing Date shall be equal to $100,000,000.
“Aggregate Discounted Solar Asset Balance” shall mean, on any date of determination, the sum of the Discounted Solar Asset Balances for the Managing Member Interests, the SAP Solar Assets and any Hedged SREC Solar Assets. Any Managing Member Interests, SAP Solar Assets or Hedged SREC Solar Assets that would otherwise be duplicated in computing this sum shall only be counted once.
“Aggregate Outstanding Advances” shall mean, as of any date of determination, the sum of (i) the aggregate principal balance of all Class A Advances outstanding plus (ii) the aggregate principal balance of all Class B Advances outstanding.
“Agreement” shall have the meaning set forth in the introductory paragraph hereof.
“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.
“Amortization Event” shall mean the occurrence of the any of the following events:
(xii)a Facility Administrator Termination Event;
(xiii)the Solar Asset Payment Level is less than 88.0%;
(xiv)the Managing Member Distributions Payment Level is less than 88.0%;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(xv)the Default Level is greater than 0.75%;
(xvi)an Event of Default (whether or not cured by a Tax Equity Investor);
(xvii)a Tax Loss Insurance Policy ceases to be of full force and effect or ceases to meet the requirements of the related Tax Equity Facility;
(xviii)if Sunnova Management is the Facility Administrator and the sum of (a) the net cash provided by operating activities of Sunnova Management, as reported in any set of quarterly financial statements delivered pursuant to Section 5(q)(ii) of the Parent Guaranty plus (b) unrestricted cash on hand held by Sunnova Management as of the date of such financial statements, shall be negative (for purposes of this clause (viii), the term “net cash” and “operating activities” shall have the meanings attributable to such terms under GAAP); provided, that if (x) on or prior to the date that is fifteen (15) Business Days after the date on which it is determined that such amount is negative, the Parent Guarantor's equity holders, any of their Affiliates and any other Person makes an equity investment to Sunnova Management in cash in an amount not less than such shortfall, and such cash, if so designated by Sunnova Management, be included as unrestricted cash, and (y) any such action described in subclause (x) is communicated to the Administrative Agent in writing, then no Amortization Event shall be deemed to have occurred or be continuing;
(xix)Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 5(r) of the Parent Guaranty;
(xx)the amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date;
(xxi)the amounts on deposit in the Supplemental Reserve Account are at any time less than the Supplemental Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date; or
(xxii)the occurrence of a default under a Sunnova Credit Facility.
“Amortization Period” shall mean the period commencing at the end of the Availability Period.
“Ancillary Solar Service Agreements” shall mean in respect of each Eligible Solar Asset, all agreements and documents ancillary to the Solar Service Agreement associated with such Eligible

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Solar Asset, which are entered into with a Host Customer in connection therewith, including any Customer Warranty Agreement.
“Applicable Law” shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.
“Approved Installer” shall mean an installer approved by the Parent to design, procure and install PV Systems on the properties of Host Customers and listed on the Parent’s list of approved installers as of the time of installation of an applicable PV System.
“Approved U.S. Territory” shall initially mean Puerto Rico, Guam and the Northern Mariana Islands and shall mean any other territory of the United States which the Administrative Agent has, in its sole discretion, approved as an Approved U.S. Territory, by providing a written notice to the Borrower regarding the same.
“Approved Vendor” shall mean a manufacturer of Solar Photovoltaic Panels, Inverters or Energy Storage Systems for PV Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System.
“Assignor” shall mean each of Parent, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor and TEP Inventory, as assignors of Solar Assets and/or Solar Asset Owner Subsidiaries pursuant to the Contribution Agreement.
“Availability Period” shall mean the period from the Closing Date until the earlier to occur of (i) the Commitment Termination Date, and (ii) an Amortization Event.
“Bank Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the Base Rate with respect to such Lender on such date.
“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.
“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

as quoted in The Wall Street Journal on such day and (ii) the sum of (a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Funding Agent with respect to such Lender Group from three Federal funds brokers of recognized standing selected by it.
“Base Case Model” shall mean a computer model agreed to by a Managing Member and the related Tax Equity Investor showing the expected economic results from ownership of the PV Systems owned by the related Financing Fund and the assumptions to be used in calculating when the such Tax Equity Investor has reached its target internal rate of return, which is attached as an exhibit to the related Financing Fund LLCA.
“Base Reference Banks” shall mean the principal London offices of Standard Chartered Bank, Lloyds TSB Bank, Royal Bank of Scotland, Deutsche Bank and the investment banking division of Barclays Bank PLC or such other banks as may be appointed by the Administrative Agent with the approval of the Borrower.
“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“BHC Act Affiliate” has the meaning assigned to the term "affiliate" in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Borrower” shall have the meaning set forth in the introductory paragraph hereof.
“Borrower’s Account” shall mean (i) the bank account of the Borrower, described on Schedule II attached hereto, for the benefit of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.
“Borrowing Base” shall mean the Class A Borrowing Base and/or the Class B Borrowing Base, as applicable.
“Borrowing Base Certificate” shall mean the certificate in the form of Exhibit B‑1 attached hereto.
“Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Borrowing Base Step-up Period” shall mean the period from and including December 2, 2019 to and excluding the earliest of (x) the date on which a Takeout Transaction is first effected after December 2, 2019, (y) the date on which all Obligations (as defined in the TEP II Credit Agreement) are paid in full and all Commitments (as defined in the TEP II Credit Agreement) are terminated under the TEP II Credit Agreement and (z) March 31, 2020.
“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason resulting from Borrower’s failure (but excluding any failures to borrow resulting from a Lender default under this Agreement), to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits, actually sustained by the Administrative Agent, any Lender or any Funding Agent; provided, however, that the Administrative Agent, such Lender or such Funding Agent shall use commercially reasonable efforts to minimize such loss or expense and shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. For the avoidance of doubt, if a Lender does not make an advance and the Borrower has met all conditions precedent required under Article III or Lender has breached this Agreement, then any Breakage Costs shall be borne by Lender.
“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or California are authorized or required by law to close.
“Calculation Date” shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.
“Call Date” shall mean, with respect to a Purchase Option, the earliest date on which such Purchase Option may be exercised.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non‑voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.
“Carrying Cost” shall mean, as of any date of determination, the sum of (i) the weighted average Swap Rate as of such date of determination, (ii) the weighted average Class A Usage Fee Rate and Class B Usage Fee Rate as of such date of determination and (iii) 0.10%.
“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd‑Frank Act, (b) Basel III and (c) all requests, rules, guidelines and directives under either of the Dodd‑Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date implemented, enacted, adopted or issued.
“Change of Control” shall mean, the occurrence of one or more of the following events:
(i)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of SEI or Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), other than, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of SEI and is controlled (as that term is used in the definition of Affiliate) by SEI;
(ii)    the approval by the holders of Capital Stock of SEI, Parent, Intermediate Holdco, Sunnova Inventory Pledgor, TEP Inventory, the Seller, TEP Resources, the Borrower or any Subsidiary of the Borrower of any plan or proposal for the liquidation or dissolution of such Person;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(iii)    any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of SEI, other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor provided that any transfers or issuances of equity of SEI on or after the Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);
(iv)     SEI shall cease to directly own all of the Capital Stock in Parent;
(v)     Parent shall cease to directly own all of the Capital Stock in Intermediate Holdco;
(vi)     Intermediate Holdco shall cease to directly own all of the Capital Stock in Sunnova Inventory Pledgor;
(vii)     Sunnova Inventory Pledgor shall cease to directly own all of the Capital Stock in TEP Inventory;
(viii)     TEP Inventory shall cease to directly own all of the Capital Stock in Seller;
(ix)     Seller shall cease to directly own all of the Capital Stock in TEP Resources;
(x)     TEP Resources shall cease to directly own all of the Capital Stock in the Borrower; or
(xi)    the Borrower shall cease to own all of the Capital Stock in a Managing Member or SAP other than in connection with a Takeout Transaction pursuant to which 100% of the outstanding Capital Stock of such Managing Member or SAP is sold.
“Class A Advance” shall have the meaning set forth in Section 2.2.
“Class A Aggregate Commitment” shall mean, on any date of determination, the sum of the Class A Commitments then in effect. The Class A Aggregate Commitment as of the Closing Date shall be equal to $87,500,000. For the avoidance of doubt, any Class A Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class A Advance.
“Class A Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

times (y)(a) with respect to Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in clause (x), [***]%, (b) with respect to Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in clause (x), [***]%, and (c) with respect to Substantial Stage Solar Assets included in clause (x), (i) during the Borrowing Base Step-up Period, [***]% and (ii) at all times after the Borrowing Base Step-up Period, [***]%.
“Class A Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class A Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class A Advance on the Closing Date, as set forth on Exhibit E attached hereto.
“Class A Funding Agent” shall mean a Person appointed as a Class A Funding Agent for a Class A Lender Group pursuant to Section 7.14.
“Class A Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class A Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class A Usage Fee Rate and (ii) any unpaid Class A Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class A Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Interest Distribution Amount shall not constitute “Confidential Information.”
“Class A Lender” shall mean a Lender that has funded a Class A Advance.
“Class A Lender Group” shall mean with respect to any Class A Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class A Lender Group Percentage” shall mean, for any Class A Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class A Lender Group, the Class A Commitment of all Non-Conduit Lenders in such Class A Lender Group, and the denominator of which is the Class A Aggregate Commitment.
“Class A Loan Note” shall mean each Class A Loan Note of the Borrower in the form of Exhibit D-1 attached hereto, payable to a Class A Funding Agent for the benefit of the Class A Lenders in such Class A Funding Agent’s Class A Lender Group, in the aggregate face amount of up to such Class A Lender Group’s portion of the Class A Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class A Lenders in such Funding Agent’s Class

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

A Lender Group, as the same be amended, restated, supplemented or otherwise modified from time to time.
“Class A Maximum Facility Amount” shall mean $131,250,000.
“Class A Unused Portion of the Commitments” shall mean, with respect to the Class A Lenders on any day, the excess of (x) the Class A Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class A Advances as of 5:00 P.M. (New York City time) on such day.
“Class A Usage Fee Rate” shall mean the greater of (x) zero and (y) sum of (i) the Cost of Funds and (ii) the Class A Usage Fee Margin.
“Class A Usage Fee Margin” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Class B Advance” shall have the meaning set forth in Section 2.2
“Class B Aggregate Commitment” shall mean, on any date of determination, the sum of the Class B Commitments then in effect. The Class B Aggregate Commitment as of the Closing Date shall be equal to $12,500,000. For the avoidance of doubt, any Class B Advance approved or funded pursuant to Section 2.18 herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class B Advance.
“Class B Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount times (y)(a) with respect to Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in clause (x), [***]%, (b) with respect to Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in clause (x), [***]%, and (c) with respect to Substantial Stage Solar Assets included in clause (x), (i) during the Borrowing Base Step-up Period, [***]% and (ii) at all times after the Borrowing Base Step-up Period, [***]%.
“Class B Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class B Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class B Advance on the Closing Date, as set forth on Exhibit E attached hereto.
“Class B Funding Agent” shall mean a Person appointed as a Class B Funding Agent for a Class B Lender Group pursuant to Section 7.14.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Class B Interest Distribution Amount” shall mean, with respect to the Class B Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class B Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class B Usage Fee Rate and (ii) any unpaid Class B Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class B Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class B Interest Distribution Amount shall not constitute “Confidential Information.”
“Class B Lender” shall mean a Lender that has funded a Class B Advance.
“Class B Lender Group” shall mean with respect to any Class B Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class B Lender Group Percentage” shall mean, for any Class B Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class B Lender Group, the Class B Commitment of all Non-Conduit Lenders in such Class B Lender Group, and the denominator of which is the Class B Aggregate Commitment.
“Class B Loan Note” shall mean each Class B Loan Note of the Borrower in the form of Exhibit D-2 attached hereto, payable to a Class B Funding Agent for the benefit of the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, in the aggregate face amount of up to such Class B Lender Group’s portion of the Class B Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, as the same be amended, restated, supplemented or otherwise modified from time to time.
“Class B Maximum Facility Amount” shall mean $18,750,000.
“Class B Unused Portion of the Commitments” shall mean, with respect to the Class B Lenders on any day, the excess of (x) the Class B Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class B Advances as of 5:00 P.M. (New York City time) on such day.
“Class B Usage Fee Margin” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Class B Usage Fee Rate” shall mean the sum of (i) the Cost of Funds and (ii) the Class B Usage Fee Margin.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Closing Date” shall mean September 6, 2019.
“Closing Date Verification Agent Certification” shall have the meaning set forth in Section 4(c) of the Verification Agent Agreement.
“Collateral” shall mean the Pledged Collateral (as defined in the Pledge Agreement) and have the meaning set forth in the Security Agreement, as applicable.
“Collection Account” shall have the meaning set forth in Section 8.2(A)(i).
“Collection Period” shall mean, with respect to a Payment Date, the three calendar months preceding the month in which such Payment Date occurs; provided that with respect to the first Payment Date, the Collection Period will be the period from and including the Closing Date to the end of the calendar quarter preceding such Payment Date.
“Collections” shall mean, all distributions and payments received in respect of the Solar Asset Owner Member Interests and other cash proceeds thereof. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower with respect to the Eligible Solar Assets (i) under any Hedge Agreement entered into in connection with this Agreement or (ii) in connection with the disposition of any Collateral.
“Commercial Paper” shall mean commercial paper, money market notes and other promissory notes and senior indebtedness issued by or on behalf of a Conduit Lender.
“Commitment” shall mean, individually or collectively, as the context may require, the Class A Commitments and the Class B Commitments, as applicable.
“Commitment Termination Date” shall mean the earliest to occur of (i) the Scheduled Commitment Termination Date and (ii) the date of any voluntary termination of the facility by the Borrower.
“Conduit Lender” shall mean the CS Conduit Lender and each financial institution identified as such that may become a party hereto.
“Confidential Information” shall have the meaning set forth in Section 10.16(A).
“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Contribution Agreement” shall mean, collectively, (a) that Contribution Agreement, dated as of the Closing Date, by and among the Assignors and the Seller, (b) that certain Contribution and Assignment Agreement, dated as of the Closing Date, by and among Parent, TEP Inventory and the Seller, and (c) that certain Transfer Agreement, dated as of December 31, 2019, by and among Parent, TEP Inventory and the Seller.
“Conveyed Property” shall have the meaning set forth in the Sale and Contribution Agreement.
“Corporate Trust Office” shall mean, with respect to the Paying Agent, the corporate trust office thereof at which at any particular time its corporate trust business with respect to the Transaction Documents is conducted, which office at the date of the execution of this instrument is located at 600 S. 4th Street, MAC N9300-061, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.
“Cost of Funds” shall mean, (i) with respect to the Class A Advances for any Interest Accrual Period, interest accrued on such Class A Advances during such Interest Accrual Period at the Adjusted LIBOR Rate for such Interest Accrual Period or, if the Adjusted LIBOR Rate is not available, the Base Rate and (ii) with respect to the Class B Advances for any Interest Accrual Period, interest accrued on such Class B Advances during such Interest Accrual Period at the Adjusted LIBOR Rate for such Interest Accrual Period or, if the Adjusted LIBOR Rate is not available, the Base Rate.
“Covered Entity” means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii)    a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” shall have the meaning set forth in Section 10.24 hereof.
“Credit Card Receivable” shall mean Host Customer Payments that are made via credit card.
“CS Conduit Lender” shall mean Mountcliff Funding LLC.
“CS Lender Group” shall mean a group consisting of the CS Conduit Lender, the CS Non-Conduit Lender and CSNY, as a Funding Agent for such Lenders.
“CS Non-Conduit Lender” shall mean Credit Suisse AG, Cayman Islands Branch.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“CSNY” shall have the meaning set forth in the introductory paragraph hereof.
“Customer Collection Policy” shall mean the initial Manager’s internal collection policy as described in each Management Agreement; provided that from and after the appointment of a Successor Manager pursuant to such Management Agreement, the “Customer Collection Policy” shall mean the collection policy of such Successor Manager for servicing assets comparable to the Borrower Solar Assets (as defined in such Management Agreement).
“Customer Warranty Agreement” shall mean any separate warranty agreement provided by Parent to a Host Customer (which may be an exhibit to a Solar Service Agreement) in connection with the performance and installation of the related PV System (which may include a Performance Guaranty).
“Cut‑off Date” shall mean, (i) for each Solar Asset acquired on the Closing Date, the date that is three (3) Business Days prior to the Closing Date, and (ii) for any Additional Solar Asset, the date specified as such in the related Schedule of Solar Assets.
“Default Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Discounted Solar Asset Balances of all Eligible Solar Assets that became Defaulted Solar Assets during such Collection Period and that did not repay all past due portions of a contractual payment due under the related Solar Service Agreement by the end of such Collection Period, divided by (ii) the Aggregate Discounted Solar Asset Balance on the first day of such Collection Period.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulted Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than 120 days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in full by the Host Customer such Solar Asset shall no longer be a “Defaulted Solar Asset”. For the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to or execution of a replacement Solar Service Agreement with a new Host Customer shall not cause the Solar Asset to be deemed to be a Defaulted Solar Asset.
“Defective Solar Asset” shall mean a Solar Asset with respect to which it is determined by the Administrative Agent (acting at the written direction of the Majority Lenders, such direction not to be unreasonably withheld, condition or delayed) or the Facility Administrator, at any time, that the Borrower breached as of the Transfer Date for such Solar Asset the representation in Section

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.1(U), unless such breach has been waived, in writing, by the Administrative Agent, acting at the direction of the Majority Lenders.
“Delayed Amount” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Date” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Lender” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Notice” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Reimbursement Amount” shall have the meaning set forth in Section 2.4(G).
“Delinquent Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than 90 days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in full by the Host Customer such Solar Asset shall no longer be a “Delinquent Solar Asset”.
“Discount Rate” shall mean, as of any date of determination, the greater of (i) 6.00% per annum and (ii) the Carrying Cost, in each case, determined as of such date of determination.
“Discounted Solar Asset Balance” shall mean, as of any date of determination (x)(i) with respect to the Managing Member Interests or the SAP Solar Assets (other than a Substantial Stage Solar Asset), the present value of the remaining and unpaid stream of Net Cash Flow on or after such date of determination, based upon discounting such Net Cash Flow to such date of determination at an annual rate equal to the Discount Rate, (ii) with respect to a Hedged SREC Solar Asset, the present value of the remaining and unpaid stream of Scheduled Hedged SREC Payments for such Hedged SREC Solar Asset on or after such date of determination, based upon discounting such Scheduled Hedged SREC Payments to such date of determination at an annual rate equal to the Discount Rate, and (iii) with respect to a Substantial Stage Solar Asset, the amount actually disbursed to channel partners for services rendered in respect of such Substantial Stage Solar Asset; provided, however, that in the case of either (i) or (ii), any Transferable Solar Asset will be deemed to have a Discounted Solar Asset Balance equal to [***], and (y) for purposes of determining the Default Level respect to a Host Customer Solar Asset, the present value of the remaining and unpaid stream of Net Scheduled Payments for such Host Customer Solar Asset for the period beginning on such date of determination and ending on the date of the last Net Scheduled Payment for such Host Customer Solar Asset shall be based upon discounting such Net Scheduled Payments to such date of determination at an annual rate equal to the Discount Rate.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Disqualified Entity” shall have the meaning set forth in the Tax Equity Financing Documents.
“Disqualified Lender” shall mean any financial institution or other Persons identified in writing, prior to the Closing Date, by the Borrower to the Administrative Agent and any known Affiliate thereof clearly identifiable on the basis of its name (in each case, other than any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which such financial institution or other Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity); provided that in no event shall a Lender designated under this Agreement as of the Closing Date be designated as a Disqualified Lender. The Borrower may from time to time update the list of Disqualified Lenders provided to the Administrative Agent prior to the Closing Date to (x) include identified Affiliates of financial institutions or other Persons identified pursuant to the preceding sentence; provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Commitment or (y) remove one or more Persons as Disqualified Lenders (in which case such removed Person or Persons shall no longer constitute Disqualified Lenders).
“Distributable Collections” shall have the meaning set forth in Section 2.7(B).
“Dodd‑Frank Act” shall mean the Dodd‑Frank Wall Street Reform and Consumer Protection Act.
“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” shall mean the lawful currency of the United States.
“East Region” shall mean the states of New York, New Jersey, Massachusetts, Connecticut, Pennsylvania, Rhode Island, Maryland, Florida, and South Carolina and any other territory of the United States consented to in writing by the Administrative Agent.
“East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 9/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets the Obligor of which is located in the East Region as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the East Region Substantial Stage Date Solar Asset Reserve Amount as of the Closing Date, the East Region Substantial Stage Date Solar Asset Reserve Amount

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
~~“Effective Advance Rate” shall mean, as of any date of determination, the ratio of the~~ Aggregate Outstanding Advances to the Aggregate Discounted Solar Asset Balance~~.~~
“Eligible Facility Administrator” shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Facility Administrator, (i) is legally qualified and has the capacity to service the Solar Assets or provide administrative services to the Borrower, and (ii) prior to such appointment, is approved in writing by the Administrative Agent as having demonstrated the ability to professionally and competently service the Collateral and/or a portfolio of assets of a nature similar to the Eligible Solar Assets in accordance with high standards of skill and care.
“Eligible Hedged SREC Counterparty” shall mean (i) [reserved], (ii) any entity rated, or guaranteed (such guaranty to be acceptable to the Administrative Agent in its sole discretion) by an entity rated, investment grade by any of Moody’s, Standard & Poor’s, Fitch, Inc., DBRS, Inc. or Kroll Bond Rating Agency, Inc. and (iii) such other parties which are agreed to in writing by the Administrative Agent to be Eligible Hedged SREC Counterparties.
“Eligible Institution” shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated trust account with the corporate trust department of such bank.
“Eligible Letter of Credit Bank” means a financial institution (a) organized in the United States, (b) having total assets in excess of $[***] and with a long term rating of at least “A-” by S&P or “A3” by Moody’s and a short term rating of at least “A-1” by S&P or “P-1” by Moody’s, and (c) approved by the Administrative Agent acting on the instructions of the Majority Lenders (such approval not to be unreasonably delayed withheld or delayed).
“Eligible Solar Asset” shall mean, on any date of determination, a Solar Asset:
(i)    which meets all of the criteria specified in Schedule I;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    for which the legal title to the Host Customer Payments, PBI Payments, Energy Storage System Incentives, and Hedged SREC Payments related thereto is vested solely in a Financing Fund or SAP; and
(iii)    was acquired by a Financing Fund or SAP pursuant to the related SAP NTP Financing Documents, Tax Equity Financing Documents or the SAP Contribution Agreement, as applicable, and has not been sold or encumbered by the related Financing Fund or SAP except as permitted hereunder (with respect to Permitted Liens and Permitted Equity Liens) and under the applicable SAP Financing Documents, SAP NTP Financing Documents or Tax Equity Financing Documents.
“Energy Storage System” shall mean an energy storage system to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).
“Energy Storage System Incentives” shall mean payments paid by a state or local Governmental Authority, based in whole or in part on the size of an Energy Storage System, made as an inducement to the owner thereof.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.
“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single‑Employer Plan; (ii) the institution of any steps by the Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single‑Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single‑Employer Plan; (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Multi‑Employer Plan or Multiple Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non‑exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at a facility of the Borrower or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single‑Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single‑Employer Plan; (viii) a determination that a Single‑Employer Plan is or is expected to be in “at‑risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceeding with respect to a Multi Employer Plan or written notification that a Multi‑Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.
“Event of Default” shall mean any of the Events of Default described in Section 6.1.
“Event of Loss” shall mean the occurrence of an event with respect to a PV System if such PV System is damaged or destroyed by fire, theft or other casualty and such PV System has become inoperable because of such event.
“Excess Concentration Amount” shall mean the dollar amount specified as such on Schedule III of a Borrowing Base Certificate; provided, that for the periods (i) commencing on the Closing Date and ending one hundred eighty (180) days thereafter and (ii) commencing on the effective date of a Takeout Transaction and ending ninety (90) days thereafter, lines 34, 37 and 40 thereof shall not be included in the calculation of the Excess Concentration Amount.
“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Loan or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.17(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Expected Amortization Profile” shall mean the expected amortization schedule of any outstanding Advance or any Advance that has been requested pursuant to Section 2.4, as the context may require, as of the applicable date of determination as determined by the Administrative Agent using its proprietary model and in consultation with the Borrower.
“Expense Claim” shall have the meaning set forth in Section 10.21.
“Facility” shall mean this Agreement together with all other Transaction Documents.
“Facility Administration Agreement” shall mean the Facility Administration Agreement, dated as of the Closing Date, by and among the Borrower, the Facility Administrator and the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“Facility Administrator” shall have the meaning set forth in the introductory paragraph hereof.
“Facility Administrator Fee” shall have the meaning set forth in Section 2.1(b) of the Facility Administration Agreement.
“Facility Administrator Report” shall have the meaning set forth in the Facility Administration Agreement.
“Facility Administrator Termination Event” shall have the meaning set forth in Section 7.1 of the Facility Administration Agreement.
“Facility Maturity Date” shall mean November 21, 2022.
“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“Fee Letters” shall mean (i) that certain fee letter agreement, dated as of the Closing Date, entered into by and among the Administrative Agent and the Borrower, as the same be amended, restated, supplemented or otherwise modified from time to time, and (ii) any other fee letter between

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

the Borrower and any other Lender or other Person, as the same be amended, restated, supplemented or otherwise modified from time to time.
~~“Final Stage Solar Asset”~~ shall mean ~~a Solar Asset for which the related PV System is fully installed but has not received Permission to Operate.~~
“Final Stage Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 5/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Final Stage Solar Assets as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the Final Stage Solar Asset Reserve Amount as of the Closing Date, the Final Stage Solar Asset Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.
“Financing Fund” shall mean, collectively, each entity set forth under the heading “Financing Funds” on Schedule VIII hereto.
“Financing Fund Contributions” shall mean any capital contributions from Parent or its Affiliates to Borrower or a Managing Member for contribution to a Financing Fund.
“Financing Fund LLCA” shall mean, collectively, each document set forth under the heading “Financing Fund LLCAs” on Schedule VIII hereto.
“First Payment Date Reserve Amount” shall mean, as of any date of determination, the product of (i) 1/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Solar Assets which have received Permission to Operate but have not yet made a payment under the related Solar Service Agreement as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“Funding Agent” shall mean, individually or collectively as the context may require, each Class A Funding Agent and each Class B Funding Agent, as applicable.
“Funding Date” shall mean any Business Day on which an Advance is made at the request of the Borrower in accordance with provisions of this Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.
“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Hedge Agreement” shall mean, collectively, (i) the ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (ii) a long form confirmation, in each case in form and substance reasonably acceptable to the Administrative Agent.
“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualifying Hedge Counterparty to such Hedge Agreement thereafter.
“Hedge Requirements” shall mean the requirements of the Borrower (i) within two (2) Business Days of the Closing Date and on each Funding Date to enter into forward-starting interest rate swap agreements with a forward start date no later than the Facility Maturity Date to an aggregate DV01 exposure of within +/- 5.0% of the then present value of such forward-starting interest rate swap agreement according to the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances and, to the extent the expected notional balance of the Aggregate Outstanding Advances is equal to or greater than $5,000,000, with an amortizing notional balance schedule which, after giving effect to such interest rate swap agreement, will cause not greater than 125.0% and not less than 75.0% of the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances to be subject to a fixed interest rate, with each such interest rate swap agreement being entered into at the market fixed versus LIBOR swap rate as at the date of the execution thereof and (ii) upon the election of the Borrower or no later than five (5) Business Days following the occurrence of a Hedge Trigger Event and each Funding Date thereafter enter into one or more interest rate swap or cap agreements with a Hedge Counterparty, under which the Borrower will expect to, at all times until the Facility Maturity Date, receive on or about each Payment Date, an amount required to maintain a fixed interest rate or interest rate protection at then current market interest rates on not greater than 110.0% and not less than 90.0% of the expected notional balance of the Aggregate Outstanding Advances through the Facility Maturity Date (determined after giving effect to Advances and payments made on the applicable Funding Date) (it being understood that an interest rate swap agreement entered into under clause (i) of this definition of “Hedge

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Requirements” (to the extent the effective date thereof is earlier than the Facility Maturity Date) may be taken into account in determining whether the Borrower satisfies the requirements of this clause (ii)).
“Hedge Trigger Event” shall mean the occurrence of either of the following (i) LIBOR for any Interest Accrual Period is greater than or equal to 2.75% or (ii) the end of the Availability Period.
~~“Hedged SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard, which is subject to a Hedged SREC Agreement.~~
~~“Hedged SREC Agreement” shall mean, with respect to a PV System, the agreement evidencing all conditions to the payment of Hedged SREC Payments by the Eligible Hedged SREC Counterparty and the rate and timing of such Hedged SREC Payments.~~
~~“Hedged SREC Credit Support Obligations” shall mean that Indebtedness constituting credit support for Hedged SRECs in favor of Eligible Hedged SREC Counterparties in the form of guarantees, letters of credit and similar reimbursement and credit support obligations.~~
~~“Hedged SREC Payments” shall mean, with respect to a PV System and the related Hedged SREC Agreement, all payments due by the related Eligible Hedged SREC Counterparty under or in respect of such Hedged SREC Agreement.~~
“Hedged SREC Solar Asset” shall mean (i) a Hedged SREC Agreement and all rights and remedies of the Borrower thereunder, including all Hedged SREC Payments due on and after the related Cut-Off Date and any related security therefor, (ii) the related Hedged SRECs subject to such Hedged SREC Agreement, and (iii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such Hedged SREC Agreement and related Hedged SRECs.
“Host Customer” shall mean the customer under a Solar Service Agreement.
“Host Customer Payments” shall mean with respect to a ~~PV System and a~~ Solar ~~Service Agreement~~, all payments due from the related Host Customer under or in respect of such Solar ~~Service Agreement, including any amounts payable by such Host Customer that are attributable to sales, use or property taxes.~~

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Host Customer Security Deposit” shall mean any security deposit that a Host Customer must provide in accordance with such Host Customer’s Solar Service Agreement or the Facility Administrator’s credit and collections policy.
“Host Customer Solar Asset” shall mean (i) a PV System installed on a residential property, (ii) all related real property rights, Permits and Manufacturer Warranties (in each case, to the extent transferable), (iii) all rights and remedies of the lessor/seller under the related Solar Service Agreement, including all Host Customer Payments on and after the related Cut-Off Date and any related security therefor (other than Host Customer Security Deposits) and all Energy Storage System Incentives, (iv) all related PBI Solar Assets on and after the related Cut-Off Date, and (v) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such PV System, the Solar Service Agreement and PBI Documents, if any.
“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens or Permitted Equity Liens); or (x) unvested pension obligations.
“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
“Indemnitees” shall have the meaning set forth in Section 10.5.
“Independent Accountant” shall have the meaning set forth in the Facility Administration Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Independent Director” shall have the meaning set forth in Section 5.1(M).
“Initial Solar Asset” shall mean each Solar Asset listed on the Schedule of Solar Assets as of the Closing Date.
“Insolvency Event” shall mean, with respect to any Person:
(i)    the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief Laws in any jurisdiction outside of the United States;
(ii)    the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;
(iii)    a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;
(iv)    such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;
(v)    such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;
(vi)    any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;
(vii)    such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or
(viii)    such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation between a utility and a Host Customer that allows the Host Customer to interconnect such PV System to the utility electrical grid.
“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Section 2.7(C) on a Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.
“Interest Distribution Amount” shall mean, individually or collectively as the context may require, the Class A Interest Distribution Amount and the Class B Interest Distribution Amount. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”
“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.
“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.
“Inverter” shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by a Host Customer’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.
“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.
“Lease Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer leases a PV System from such owner for fixed or escalating monthly payments.
“Lender Group” shall mean, individually or collectively as the context may require, each Class A Lender Group and each Class B Lender Group, as applicable.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Lender Group Percentage” shall mean, individually or collectively as the context may require, each Class A Lender Group Percentage and each Class B Lender Group Percentage, as applicable.
“Lender Representative” shall have the meaning set forth in Section 10.16(B)(i).
“Lenders” shall have the meaning set forth in the introductory paragraph hereof.
“Letter of Credit” means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Administrative Agent in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, and which satisfies each of the following criteria: (i) the related account party of which is not the Borrower, (ii) is issued for the benefit of the Paying Agent, (iii) has a stated expiration date of at least 180 days from the date of determination (taking into account any automatic renewal rights), (iv) is payable in Dollars in immediately available funds to the Paying Agent upon the delivery of a draw certificate duly executed by the Paying Agent stating that (A) such draw is required pursuant to Section 8.2(C) or (D), as applicable, or (B) the issuing bank ceased to be an Eligible Letter of Credit Bank and the Letter of Credit has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank within ten (10) Business Days such issuing bank ceasing to be an Eligible Letter of Credit Bank, (v) the funds of any draw request submitted by the Paying Agent in accordance with Sections 8.2(C) and (D) will be made available in cash no later than two (2) Business Days after the Paying Agent submits the applicable drawing documents to the related Eligible Letter of Credit Bank, and (vi) that has been reviewed by the Administrative Agent and otherwise contains terms and conditions that are acceptable to the Administrative Agent. For purposes of determining the amount on deposit in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, the Letter of Credit shall be valued at the amount as of any date then available to be drawn under such Letter of Credit.
“LIBOR” shall mean (a) an interest rate per annum equal to the rate appearing on the applicable Screen Rate; or (b) (if no Screen Rate is available for U.S. Dollars or the Interest Accrual Period or such Screen Rate ceases to be available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by the Base Reference Banks, in each case at approximately 11:00 A.M., London time, two (2) Business Days prior to the commencement of such Interest Accrual Period for the offering of deposits in U.S. Dollars in the principal amount of the Advances and for a three (3) month period. Notwithstanding the foregoing, if LIBOR as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. Notwithstanding the foregoing,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

if at any time while any Advances are outstanding, the applicable London interbank offered rate described in the definition of Screen Rate ceases to exist or be reported on the Screen Rate, the Administrative Agent may select (with notice to the Borrower and any other Lenders) an alternative rate, including any applicable spread adjustments thereto (the "Alternative Rate") that in its commercially reasonable judgment is consistent with the successor for the London interbank offered rate, including any applicable spread adjustments thereto, generally being used in the new issue collateralized loan obligation market and all references herein to "LIBOR" will mean such Alternative Rate selected by the Administrative Agent.
“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).
“Liquidated Damages Amount” shall have the meaning set forth in the Sale and Contribution Agreement.
“Liquidation Fee” shall mean for any Interest Accrual Period for which a reduction of the principal balance of the relevant Advance is made for any reason, on any day other than the last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Non-Conduit Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or the Non-Conduit Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due.
“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).
“Liquidity Reserve Account Required Balance” shall mean on any date of determination, an amount equal to the sum of (i) the product of (a) six, (b) one-twelfth, (c) the Aggregate Outstanding

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Advances and (d) the weighted average effective per annum rate used to calculate the Class A Interest Distribution Amounts and the Class B Interest Distribution Amounts for the immediately preceding Payment Date or, with respect to the initial Payment Date hereunder, 5.58%, (ii) the Final Stage Solar Asset Reserve Amount, (iii) the East Region Substantial Stage Date Solar Asset Reserve Amount, (iv) the Non-East Region Substantial Stage Date Solar Asset Reserve Amount and (v) the First Payment Date Reserve Amount.
“Loan Note” shall mean, individually or collectively as the context may require, each Class A Loan Note and each Class B Loan Note, as applicable.
“Majority Class B Lenders” shall mean, as of any date of determination, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances.
“Majority Lenders” shall mean, as of any date of determination, (i) unless and until all Obligations owing to any Class A Lender solely in its capacity as a Class A Lender have been reduced to zero, Class A Lenders having Class A Advances exceeding fifty percent (50%) of all outstanding Class A Advances, and (ii) at any time on and after all Obligations owing to each Class A Lender solely in its capacity as Class A Lender have been reduced to zero, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances; provided, that (w) in the event that no Advances are outstanding as of such date, “Majority Lenders” shall mean Administrative Agent, (x) so long as CSNY, its Affiliates or any related Conduit Lender with respect to CSNY or its Affiliates (the foregoing collectively referred to herein as the “Credit Suisse Related Parties”) holds at least twenty-five percent (25%) of Class A Advances or, if no Obligations are owing to any Class A Lender, Class B Advances or, if no Obligations are owing to any Lender, “Majority Lenders” shall include such Credit Suisse Related Party holding such Advances hereunder and (y) at any time there are two or less Class A Lenders, the term “Majority Lenders” shall mean all Class A Lenders holding at least ten percent (10%) of Class A Advances. For the purposes of determining the number of Lenders in the foregoing proviso, Affiliates of a Lender shall constitute the same Lender.
“Management Agreement” shall mean, collectively, each document set forth under the heading “Management Agreements” on Schedule VIII hereto.
“Manager” shall mean, collectively, each entity set forth under the heading “Managers” on Schedule VIII hereto.
“~~Manager Fee~~” ~~shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Management Agreements.~~

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Managing Member” shall mean, collectively, each entity set forth under the heading “Managing Members” on Schedule VIII hereto.
“Managing Member Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Managing Members or the Borrower in connection with its ownership interest in the Managing Member Interests, including Hedged SREC Payments.
“Managing Member Distributions Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Managing Member Distributions actually received in the Collection Account during such Collection Period, divided by (ii) the Scheduled Managing Member Distributions during such Collection Period.
“Managing Member Interests” shall mean, collectively, the Managing Members’ interest in 100% of the interests listed under the heading “Managing Member Interests” on Schedule VIII hereto.
“Manufacturer’s Warranty” shall mean any warranty given by a manufacturer of a PV System relating to such PV System or any part or component thereof.
“Margin Stock” shall have the meaning set forth in Regulation U.
“Marketable REC” shall mean a renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard and in each case resulting from the avoidance of the emission of any gas, chemical, or other substance attributable to the generation of solar energy by a PV System. For the avoidance of doubt, Marketable RECs do not include any renewable energy certificates that are the basis for PBI Payments or to which a PBI Obligor is given title to under a performance based incentive program or the basis for any Hedged SREC Payments.
“Master Purchase Agreement” shall mean, collectively, each document set forth under the heading “Master Purchase Agreements” on Schedule VIII hereto.
“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of the Borrower, the Facility Administrator, the Parent, a Financing Fund, a Managing Member or SAP, (ii) the ability of the Borrower or the Facility Administrator to perform its respective obligations under the Transaction Documents (including the obligation to pay interest that is due and payable), (iii) the validity or enforceability of, or the legal right to collect amounts due under or with respect

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

to, a material portion of the Eligible Solar Assets, or (iv) the priority or enforceability of any liens in favor of the Administrative Agent.
“Maturity Date” shall mean the earliest to occur of (i) the Facility Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the Facility by the Borrower; provided that the Maturity Date may be extended in accordance with Section 2.16.
“Maximum Facility Amount” shall mean $150,000,000.
“Minimum Payoff Amount” shall mean, with respect to a Takeout Transaction, an amount of proceeds equal to the sum of (i) the product of the aggregate Discounted Solar Asset Balance or the Collateral subject to such Takeout Transaction times the Effective Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Administrative Agent with respect to such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.
“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.
“Multi‑Employer Plan” shall mean a multi‑employer plan, as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions or had liability with respect to.
“Multiple Employer Plan” shall mean a Single Employer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.
~~“Net Cash Flow”~~ shall mean for any Collection Period (i) with respect to the Managing Member Interests (A) the Scheduled Managing Member Distributions minus (B) the sum of (x) the Tax Equity Investor Distribution Reduction Amount for such Collection period and (y) amounts

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

attributable to (1) Solar Assets that were Transferable Solar Assets as of the last day of such Collection Period, and (2) SRECs related to the Solar Assets that are not Hedged SRECs, and (ii) with respect to a SAP Solar Asset (other than a Substantial Stage Solar Asset), an amount equal to (A) the sum of (x) the Scheduled Host Customer Payment for such SAP Solar Asset during such Collection Period, plus (y) the Scheduled PBI Payments for such SAP Solar Asset during such Collection Period minus (B) the Operational Amounts for such Collection Period.
~~“Net Scheduled Payment”~~ shall mean~~, with respect to a Host Customer Solar Asset and PBI Solar Asset and any Collection Period an amount equal to (i) the sum of (A) the Scheduled Host Customer Payment for such Host Customer Solar Asset during such Collection Period, plus (B) the Scheduled PBI Payments for such Host Customer Solar Asset during such Collection Period, minus (ii) the Manager Fee and the Servicing Fee allocated with respect to such Host Customer Solar Asset during such Collection Period.~~
~~“Non-Conduit Lender”~~ shall mean ~~each Lender that is not a Conduit Lender.~~
“Non-East Region” means any state or territory of the United States that is not an East Region state or territory.
“Non-East Region Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 8/3 times (ii) the sum of the Class A Interest Distribution Amount and the Class B Interest Distribution Amount due and payable on the immediately succeeding Payment Date times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets the Obligor of which is located in a Non-East Region as of such date divided by (y) the Aggregate Outstanding Advances as of such date; provided, however, that solely for the purpose of determining the Non-East Region Substantial Stage Date Solar Asset Reserve Amount as of the Closing Date, the Non-East Region Substantial Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Closing Date.
“Notice of Borrowing” shall have the meaning set forth in Section 2.4.
“Obligations” shall mean and include, with respect to each of the Borrower, SAP, the Managing Members or Parent, respectively, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Administrative Agent, the Paying Agent or any Lender of any kind or nature, present or future, arising under this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty, any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, but, in the case of Parent, solely to the extent Parent is a party

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

thereto, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to the Borrower or Parent, as the case may be, under this Agreement or any other Transaction Document pursuant to which it arose but, in the case of Parent, solely to the extent Parent is a party thereto.
“OFAC” shall have the meaning set forth in Section 4.1(S).
“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.
“Operational Amounts” shall mean amounts necessary for SAP to pay the Manager for O&M Services and Servicing Services related to Solar Assets owned by SAP.
“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Solar Asset or Transaction Document).
“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“O&M Services” shall mean the services required to be performance by the Manager pursuant to the terms of each Management Agreement, including all administrative, operations, maintenance, collection and other management services with respect to the related Solar Assets, maintaining required insurance and collecting sales and use taxes payable by Host Customers under their Solar Service Agreements.
“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.
“Parent Guaranty” shall mean the Limited Performance Guaranty, dated as of the Closing Date, by the Parent in favor of the Borrower and the Administrative Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Participant” shall have the meaning set forth in Section 10.8.
“Participant Register” shall have the meaning set forth in Section 10.8.
“Parts” shall mean components of a PV System.
“Patriot Act” shall have the meaning set forth in Section 10.18.
“Paying Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Paying Agent Account” shall have the meaning set forth in Section 8.2(A)(v).
“Paying Agent Fee” shall mean a fee payable by the Borrower to the Paying Agent as set forth in the Paying Agent Fee Letter.
“Paying Agent Fee Letter” shall mean that certain letter agreement, dated as of August 22, 2019, between the Borrower and the Paying Agent.
“Paying Agent Indemnified Parties” shall have the meaning set forth in Section 9.5.
“Payment Date” shall mean the 30th day of each October, January, April and July or, if such 30th day is not a Business Day, the next succeeding Business Day, commencing October 2019.
~~“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Service Agreement) entered into by the~~ Manager ~~in accordance with a Servicing Agreement relating to a Solar Service Agreement.~~
~~“PBI Documents” shall mean, with respect to a PV System, (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments, and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments and (c) the rate and timing of such PBI Payments.~~
~~“PBI Liquidated Damages” shall mean any liquidated damages due and payable to a PBI Obligor in respect of a Solar Asset.~~
~~“PBI Obligor” shall mean a utility or Governmental Authority that maintains or administers a renewable energy program designed to incentivize the installation of PV Systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related PV System.~~

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

~~“PBI Payments” shall mean, with respect to a PV System and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents; provided, that PBI Payments do not include Rebates or Hedged SRECs or amounts received, if any, in respect of Hedged SRECs.~~
“PBI Solar Assets” shall mean (i) all rights and remedies of the payee under any PBI Documents related to such PV System, including all PBI Payments on and after the related Transfer Date and (ii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such than PBI Documents.
“Performance Guaranty” shall mean, with respect to a PV System, an agreement in the form of a production warranty between the Host Customer and Parent (or in some cases, between the Host Customer and the owner of the Solar Asset), which the Facility Administrator has agreed to perform on behalf of the Borrower that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. Such guarantees stipulate the terms and conditions under which the Host Customer could be compensated if their PV System does not meet the electricity production guarantees.
“Permission to Operate” shall mean, with respect to any PV System, receipt of a letter or functional equivalent from the connecting utility authorizing such PV System to be operated.
“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.
“Permitted Assignee” shall mean (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates, and (c) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a Non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper conduit is a Lender.
“Permitted Equity Liens” shall mean the ownership interest of the related Tax Equity Investor in the related Tax Equity Facility and in each case arising under the related Financing Fund LLCA.
“Permitted Indebtedness” shall mean (i) Indebtedness under the Transaction Documents, and (ii) to the extent constituting Indebtedness, reimbursement obligations of the Borrower owed to the Borrower in connection with the payment of expenses incurred in the ordinary course of

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

business in connection with the financing, management, operation or maintenance of the Solar Assets or the Transaction Documents.
“Permitted Investments” shall mean any one or more of the following obligations or securities: (i) (a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by the Paying Agent or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P, in each case denominated in or redeemable in Dollars.
“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP and Energy Capital Partners-D, LP, Quantum Strategic Partners, and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).
“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Administrative Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Substantial Stage Solar Assets and Final Stage Solar Assets, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved channel partners (or subcontractors of channel partners) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Asset if not resolved within sixty (60) days of such Solar Asset receiving Permission to Operate from the applicable Governmental Authority, (iv) Liens on cash collateral or other liquid assets in favor of Eligible Hedged SREC Counterparties securing Hedged SREC Credit Support Obligations that constitute Permitted Indebtedness, (v) to the extent a PV System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as any such lien does not adversely affect the rights of the Borrower of the Administrative Agent and (vi) any rights of customers under Host Customers Agreements.
“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint‑stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.
“Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability.
“Pledge Agreement” shall mean the Pledge Agreement, dated as of the Closing Date, by TEP Resources, the Borrower and the Managing Members in favor of the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Potential Amortization Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Amortization Event.
“Potential Default” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Event of Default.
~~“Power Purchase Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a fixed fee per kWh.~~
“Prepaid Solar Asset” shall mean a Solar Asset for which the related Host Customer has prepaid all amounts under the related Solar Service Agreement.
“Projected Purchase Option Price” shall mean, with respect to a Purchase Option, an amount estimated by the related Managing Member and agreed upon by the Administrative Agent on or before the Scheduled Commitment Termination Date. Should the Availability Period expire before the Scheduled Commitment Termination Date, the Administrative Agent may use its reasonable judgment to estimate the Projected Purchase Option Price.
“Program Support Provider” shall mean and include any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder.
“Projected SREC Hedge Ratio” shall mean, with respect to a state and SREC Year, the quotient (expressed as a percentage) of (i) the sum of all SRECs to be delivered for such SREC Year (or portion of an SREC Year remaining) under Hedged SREC Agreements for such state, divided by (ii) SRECs that are available for delivery in such SREC Year (or portion of an SREC Year remaining) in such state, as calculated by the Administrative Agent. For the avoidance of doubt, only PV Systems that have been certified for SREC production will be included in the calculation of SRECs available for delivery.
“Puerto Rico Solar Asset” shall mean a Host Customer Solar Asset for which the related PV System is installed on a residence in Puerto Rico.
“Purchase Option” shall mean, collectively, each purchase option set forth under the heading “Purchase Options” on Schedule VIII hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Purchase Option Price” shall have the meaning set forth in the Tax Equity Financing Documents.
“Purchase Standard” shall mean (i) the terms of the related Financing Fund LLCA and the terms of the Transaction Documents to which the Borrower is a party, (ii) the availability of funds in the Supplemental Reserve Account to pay the Purchase Option Price as then projected by the Facility Administrator and (iii) the same degree of analysis that the Borrower and its Affiliates use in determining whether or not to exercise similar purchase options for comparable assets owned by the Borrower and its Affiliates, taking into consideration the best interests of all parties to the Transaction Documents.
“PV System” shall mean, with respect to a Solar Asset, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, any Energy Storage Systems installed in connection therewith, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning set forth in Section 10.24 hereof.
“Qualified Service Provider” shall mean one or more Independent Accountants or, subject to the approval of Administrative Agent, other service providers.
“Qualifying Hedge Counterparty” shall mean (i) a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “A+”, in the case of S&P or “A1”, in the case of Moody’s or (ii) an affiliate of any Funding Agent (in which case rating agency counterparty criteria shall not be applicable).
“Qualifying Hedge Counterparty Joinder” shall mean that certain Joinder Agreement executed by a Qualifying Hedge Counterparty and acknowledged by the Administrative Agent, a copy of which shall be provided to all Parties to this Agreement.
“Racking System” shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Host Customer site where the PV System is located.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

~~“Rebate” shall mean any rebate by a PBI Obligor, electric distribution company, or state or local governmental authority or quasi‑governmental agency as an inducement to install or use a PV System, paid upon such PV System receiving Permission to Operate.~~
“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement or any other Transaction Document.
“Register” shall have the meaning set forth in Section 10.8.
“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Relevant Parties” shall mean the Borrower, the Managing Members and SAP.
“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.
“Required Tax Loss Insurance Coverage Period” shall mean the period beginning on the date on which a Tax Loss Insurance Policy is issued to, if prior to the scheduled expiration of a Tax Loss Insurance Policy, the Internal Revenue Service commenced an investigation of a Financing Fund that could result in a Tax Loss Indemnity with respect to such Financing Fund, the date of either (a) the termination of such investigation without a determination by the Internal Revenue Service that results in a Tax Loss Indemnity or (b) a final determination with respect to such investigation and payment of any Tax Loss Indemnity resulting from such final determination.
“Responsible Officer” shall mean (x) with respect to the Paying Agent, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement or the Facility Administration Agreement, as applicable, and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.
“S&P” shall mean S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor rating agency.
“Sale and Contribution Agreement” shall mean that certain Sale and Contribution Agreement, dated as of the Closing Date, by and among the Seller, TEP Resources and the Borrower.
“SAP” shall mean Sunnova SAP IV, LLC, a Delaware limited liability company.
“SAP Contribution Agreement” shall mean that certain Contribution Agreement, dated as of the Closing Date, between the Borrower and SAP.
“SAP Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Borrower in connection with its ownership interest in SAP.
“SAP Financing Documents” shall mean the documents listed on Schedule IX hereto
“SAP NTP Financing Documents” shall mean the documents listed on Schedule X hereto.
“SAP Revenue Account” shall have the meaning set forth in Section 8.2(A)(iv).
“SAP Solar Asset” shall mean a Solar Asset owned by SAP.
“SAP Transfer” shall mean a transfer of Solar Assets pursuant to the SAP NTP Financing Documents pursuant to which (i) the SAP Solar Assets subject to such transfer are contemporaneously transferred to a Financing Fund and (ii) after giving effect thereto, neither a Class A Borrowing Base Deficiency nor a Class B Borrowing Base Deficiency exists, as demonstrated in a Borrowing Base Certificate delivered by the Borrower to the Administrative Agent no later than two (2) Business Days prior to the SAP Transfer.
“Schedule of Solar Assets” shall mean, as the context may require, the Schedule of Solar Assets owned by the Financing Funds and SAP, as such schedule may be amended from time to time in connection with the delivery of a Notice of Borrowing.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

~~“Scheduled Commitment Termination Date”~~ shall mean May 20, 2022, unless otherwise extended pursuant to and in accordance with Section 2.16~~.~~
~~“Scheduled Hedged SREC Payments”~~ shall mean the payments scheduled to be paid by an Eligible Hedged SREC Counterparty during each Collection Period, if any, as set forth on Schedule IV hereto, as the same may be updated from time to time.
“Scheduled Host Customer Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a Host Customer during each Collection Period in respect of the initial term of the related Solar Services Agreement, as set forth on Schedule V hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset. The Scheduled Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.
~~“~~Scheduled Managing Member Distributions” shall mean forecasted Managing Member Distributions set as set forth on Schedule VII hereto.
“Scheduled PBI Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a PBI Obligor during each Collection Period, if any, as set forth on Schedule VI hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset.
“Screen Rate” shall mean the London interbank offer rate administered by ICE Benchmark Administration Limited for the relevant currency and period displayed on the appropriate page of the Thomson Reuters screen. If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the same rate after consultation with the Borrower and the Majority Lenders.
“Secured Parties” shall mean the Administrative Agent, each Lender and each Qualifying Hedge Counterparty.
“Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, executed and delivered by the Borrower, SAP and the Managing Members in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“SEI” shall mean Sunnova Energy International Inc., a Delaware corporation.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Seller” shall mean TEP Developer.
“Servicing Agreement” shall mean, collectively, each document set forth under the heading “Servicing Agreements” on Schedule VIII hereto.
“Servicing Fee” shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Servicing Agreements.
“Servicing Services” shall mean the services required to be performed by the Manager pursuant to the terms of each Servicing Agreement, including all billing and collection services with respect to the related Solar Assets.
“Single Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi‑Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
“Solar Asset” shall mean a Host Customer Solar Asset, PBI Solar Asset or a Hedged SREC Solar Asset, in each case owned by a Financing Fund or SAP, as applicable.
“Solar Asset File” shall have the meaning set forth in the Verification Agent Agreement.
“Solar Asset Owner Member Interests” shall mean, collectively, the 100.00% equity interests in the Managing Members and SAP.
“Solar Asset Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Host Customer Payments, PBI Payments, Hedged SREC Payments actually received by the Financing Fund or SAP, as applicable, during such Collection Period, divided by (ii) the sum of all Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Hedged SREC Payments during such Collection Period.
“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.
“Solar Service Agreement” shall mean in respect of a PV System, a Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all related Ancillary Solar Service Agreements, including any related Payment Facilitation Agreements, but excluding any Performance Guaranty or Customer Warranty Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Solvent” shall mean, with respect the Borrower, that as of the date of determination, both (a) (i) the sum of such entity’s debt (including contingent liabilities) does not exceed the present fair saleable value of such entity’s present assets; (ii) such entity’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date; and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such entity is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
“SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard.
“SREC Year” shall mean (i) with respect to New Jersey, the twelve-month period beginning on June 1 and ending on May 31 and numbered in accordance with the calendar year in which such twelve-month period ends and (ii) with respect to Massachusetts, a calendar year.
“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Peron’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.
“Subsidiary Guaranty” shall mean the Guaranty, dated as of the Closing Date, by SAP, the Managing Members and each other party joined thereto as a guarantor in favor of the Administrative Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Substantial Stage Solar Asset” shall mean a Solar Asset that has not yet been installed but for which the Parent or an Affiliate thereof has been issued a “notice to proceed” confirming that the Host Customer has signed a Solar Service Agreement, and a channel partner has submitted a final design proposal and such proposal has been approved by the Parent or an Affiliate thereof, as of a Funding Date.
“Successor Facility Administrator” shall mean a successor Facility Administrator appointed pursuant to the Facility Administration Agreement.
“Sunnova Credit Facility” shall mean any financing agreement providing extensions of credit to the Parent or its Subsidiaries in which the Administrative Agent or its affiliates is a lender, agent or noteholder thereunder.
“Sunnova Inventory Holdings” shall mean Sunnova Inventory Holdings, LLC, a Delaware limited liability company.
“Sunnova Inventory Pledgor” shall mean Sunnova Inventory Pledgor, LLC, a Delaware limited liability company.
“Sunnova Management” shall mean Sunnova TE Management, LLC, a Delaware limited liability company.
“Supplemental Reserve Account” shall have the meaning set forth in Section 8.2(A)(ii).
“Supplemental Reserve Account Deposit” shall mean, for any Payment Date after Availability Period, an amount equal to the sum of (i) any Supplemental Reserve Account Deposit amounts from Payment Dates not deposited into the Supplemental Reserve Account, and (ii) the lesser of (a) the product of (1) one-fourth of $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (b) the Supplemental Reserve Account Required Balance as of the related Calculation Date minus the sum of (1) the amount on deposit in the Supplemental Reserve Account as of the related Calculation Date, and (2) the amount, if any, being deposited into the Supplemental Reserve Account on such Payment Date pursuant to clause (i). Notwithstanding the foregoing, the Supplemental Reserve Account Deposit shall be $0 for any Payment Date on which the sum of Distributable Collections is greater than or equal to the sum of (i) the payments and distributions required under clauses (i) through (iii) of Section 2.7(B) and (ii) the Aggregate Outstanding Advances as of such Payment Date prior to any distributions made on such Payment Date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Supplemental Reserve Account Required Balance” shall mean, as of any date of determination, (i) prior to the end of the Availability Period, $[***] or (ii) after the Availability Period, an amount equal to the sum of (a) for any Payment Date prior to the date on which a Managing Member has acquired the related Tax Equity Investor Interests in the related Financing Fund pursuant to the related Purchase Option, the sum of the Projected Purchase Option Prices under each Financing Fund, (b) for any Payment Date during a Required Tax Loss Insurance Coverage Period, the Tax Loss Insurance Deductibles and (c) the product of (1) $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System.

“Supported QFC” shall have the meaning set forth in Section 10.24 hereof.
“Swap Rate” shall mean, as of any date of determination, the then current weighted average of (i) the fixed interest rates under the swap agreements entered into in accordance with clause (i) of the definition of Hedge Requirements and (ii) with respect to any Advance not yet hedged in accordance with such clause (i) the then current fixed versus LIBOR swap rate associated with the Expected Amortization Profile of such Advance, as determined by the Administrative Agent in consultation with the Borrower.
“Takeout Agreements” shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.
“Takeout Transaction” shall mean (i) any sale, assignment or other transfer of the Solar Asset Owner Member Interests and related Collateral (either directly or through the sale, assignment or other transfer of all the Capital Stock of the Borrower) by the Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of Parent) or to a third party, in each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than the Borrower that are backed by such Collateral (a “Financing Transaction”); provided, that there is no Borrowing Base Deficiency, then the Borrower may only enter into a Takeout Transaction if immediately after giving effect to such Financing Transaction, (w) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (x) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Collateral removed from the Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.8(C), (y) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those items of the Collateral assigned by the Borrower in the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Financing Transaction and (z) such Financing Transaction is not guaranteed by and has no material recourse to the Borrower (except that such assets are being sold and assigned by it free and clear of all Liens), (ii) a financing arrangement, securitization, sale or other disposition of such Collateral (either directly or through the sale or other disposition of all the Capital Stock of the Borrower, a Managing Member, a Financing Fund or SAP) entered into by Borrower or any of its Affiliates other than under this Agreement so long as (1) all proceeds of such transaction shall have been deposited into the Takeout Transaction Account and (2) such proceeds are sufficient, together with any equity contributions of the Parent, to repay the Obligations prorated to the reduction in the Borrowing Base as a result of such transaction, or (iii) any other financing arrangement, securitization, sale or other disposition of items of Collateral (either directly or through the sale or other disposition of the Capital Stock of the Borrower, a Managing Member, a Financing Fund, or SAP) entered into by Borrower or any of its Affiliates other than under this Agreement that is not a Financing Transaction and that has been consented to in writing by the Administrative Agent and the Majority Lenders.
“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).
“Tax Credit” shall mean an investment tax credit under Section 48(a)(3)(A)(i) of the Code or any successor provision.
“Tax Equity Facility” shall mean each transaction contemplated by the Tax Equity Financing Documents.
“Tax Equity Financing Documents” shall mean, collectively, each document set forth under the heading “Tax Equity Financing Documents” on Schedule VIII hereto.
“Tax Equity Investor” shall mean, collectively, each entity set forth under the heading “Tax Equity Investors” on Schedule VIII hereto.
“Tax Equity Investor Consent” shall mean the consent of a Tax Equity Investor of the related Tax Equity Financing Documents, as applicable relating to the transactions contemplated by this Facility.
“Tax Equity Investor Distribution Reduction Amount” shall mean, for any Collection Period, amounts required to be paid by the Financing Funds to the Tax Equity Investors, in each case, which reduce Scheduled Managing Member Distributions for such Collection Period.
“Tax Equity Investor Interests” shall mean the Tax Equity Investors’ interest in 100% of the Class A Interest in the related Financing Fund.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“Tax Equity Party” shall mean each of the Financing Funds, the Managing Members and SAP.
“Tax Loss” shall mean the amount a Tax Credit and other federal tax benefits assumed in the Base Case Model that the respective Financing Fund, the respective Managing Member or the respective Tax Equity Investor (or their respective affiliates) shall lose the benefit of, shall not have the right to claim, shall suffer the disallowance or reduction of, shall be required to recapture or shall not claim (as a result of a final determination in accordance with the terms of such Financing Fund LLCA.
“Tax Loss Claim” shall mean the assertion by the Internal Revenue Service of a position that would result in a Tax Loss Indemnity if not reversed through administrative action or litigation.
“Tax Loss Indemnity” shall mean a Managing Member’s obligation, pursuant to the terms of the related Financing Fund LLCA, to pay the related Tax Equity Investor the amount of any Tax Loss, reduced by any Tax Savings and grossed up for any U.S. federal interest, penalties, fines or additions to tax payable by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result thereof and for the net amount of any additional U.S. federal income taxes payable by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result of including any Tax Loss Indemnity payment in its income, in each case as a result of the breach or inaccuracy of certain representations, warranties and covenants of a Managing Member set forth in such Financing Fund LLCA or the failure by Managing Member to comply with applicable law in connection with its acts or omissions pursuant to, or the performance of any covenant or obligation under, such Financing Fund LLCA.
“Tax Loss Insurance Deductible” shall mean, with respect to a Tax Loss Insurance Policy, the deductible due under such Tax Loss Insurance Policy. Should the Availability Period expire before a Tax Loss Insurance Policy is entered into, the Administrative Agent may use reasonable judgment to estimate the Tax Loss Insurance Deductible.
“Tax Loss Insurance Policy” shall mean the policy of insurance issued by a Tax Loss Insurer with respect to a Financing Fund naming such Financing Fund and the related Managing Member as insureds and such Financing Fund as loss payee, in form and substance (including, but not limited to, amounts and coverage period) approved by the Administrative Agent in its sole discretion.
“Tax Loss Insurer” shall mean the insurance company party to any Tax Loss Insurance Policy.
“Tax Savings” shall mean, with respect to a Tax Loss, any federal income tax savings realized by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

of the Tax Loss, using an assumed tax rate equal to the maximum allowable U.S. federal corporate income tax rate applicable to corporations as of a given date of determination.
“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.
“TEP Collateral Account” shall have the meaning set forth in Section 5.1(W).
“TEP Developer” shall mean Sunnova TEP Developer, LLC, a Delaware limited liability company.
“TEP II Credit Agreement” shall mean that certain Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among Sunnova TEP II Holdings, LLC, a Delaware limited liability company, as borrower, Sunnova TE Management II, LLC, a Delaware limited liability company, as facility administrator, the financial institutions from time to time parties thereto, as lenders, each funding agent representing a group of lenders thereunder, Credit Suisse AG, New York Branch, as administrative agent for the lenders thereunder, Wells Fargo Bank, National Association, not in its individual capacity, but solely as paying agent, and U.S. Bank National Association, as verification agent, as amended, restated, modified and/or supplemented.
“TEP II Transaction Documents” shall mean the “Transaction Documents” referred to in the TEP II Credit Agreement.
“TEP Inventory” shall mean Sunnova TEP Inventory, a Delaware limited liability company.
“TEP Resources” shall mean Sunnova TEP Resources, a Delaware limited liability company.
“Terminated Solar Asset” shall mean a Solar Asset for which the related PV System has experienced an Event of Loss and (i) is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within 120 days of such Event of Loss or (ii) is deemed to be a “Cancelled Project” in accordance with the related Master Purchase Agreement.
“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement each Fee Letter, the Paying Agent Fee Letter, the Verification Agent Fee Letter, the Facility Administration Agreement, the Verification Agent Agreement, the Contribution Agreements, the Sale and Contribution Agreement, the SAP Contribution Agreement, the Parent Guaranty, the Tax Equity Investor Consents, each Hedge Agreement, and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.
“Transfer Date” shall mean (i) with respect to Initial Solar Assets, the Closing Date and (ii) (x) with respect to any Additional Solar Asset that is not a SAP Solar Asset, the date on which such Additional Solar Asset is included in the definition of Borrowing Base and the Lenders make an Advance against such Additional Solar Asset and (y) with respect to any Additional Solar Asset that is a SAP Solar Asset, the date set forth in the relevant Additional Solar Asset Supplement (as defined in the Sale and Contribution Agreement).
“Transferable Solar Asset” shall mean (i) any Solar Asset that constitutes a Defaulted Solar Asset, Defective Solar Asset, Delinquent Solar Asset, or Terminated Solar Asset and (ii) any other Solar Asset that is not an Eligible Solar Asset hereunder.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.
“Underwriting and Reassignment Credit Policy” shall mean the internal underwriting and reassignment policy of TEP Developer attached as Exhibit J hereto.
“United States” shall mean the United States of America.
“Unused Line Fee” shall have the meaning set forth in Section 2.5(D).
“Unused Line Fee Percentage” shall have the meaning set forth in the Fee Letter referred to in clause (i) of the definition thereof.
“Unused Portion of the Commitments” shall mean, as of any date of determination, the sum of the Class A Unused Portion of the Commitments plus the Class B Unused Portion of the Commitments as of such date of determination.
“Usage Percentage” shall mean, as of such date of determination, a percentage equal to (i) the Aggregate Outstanding Advances divided by (ii) the Aggregate Commitment as of such date.
“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Special Resolution Regime” shall have the meaning set forth in Section 10.24 hereof.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.17(G)(ii)(b)(3).
“Verification Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Verification Agent Agreement” shall mean the Verification Agent Agreement dated as of or about the Closing Date, by and among the Verification Agent, the Borrower, the Facility Administrator and the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.
“Verification Agent Fee” shall mean a fee payable by the Borrower to the Verification Agent as set forth in the Verification Agent Fee Letter.
“Verification Agent Fee Letter” shall mean the Verification Agent Fee Letter, dated as of the date hereof, among the Borrower and the Verification Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B‑1
FORM OF BORROWING BASE CERTIFICATE
BORROWING BASE CERTIFICATE
SUNNOVA TEP HOLDINGS, LLC
[DATE]
In connection with that certain Credit Agreement, dated as of September 6, 2019 (as may be amended from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the financial institutions that may become parties thereto as Lenders, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, and U.S. BANK NATIONAL ASSOCIATION, as Verification Agent, the Borrower hereby certifies that
1.    The attached Schedule I sets forth the borrowing base calculations with respect to Class A Advances on the proposed Funding Date (the “Class A Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class A Borrowing Base Calculation are true, correct and complete.
2.    The attached Schedule II sets forth the borrowing base calculations with respect to Class B Advances on the proposed Funding Date (the “Class B Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class B Borrowing Base Calculation are true, correct and complete.
3.    The attached Schedule III sets forth the Excess Concentration Amount calculations on the Funding Date (the “Excess Concentration Amount Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Excess Concentration Amount Calculation are true, correct and complete.
4.    Each Solar Asset included in the Class A Borrowing Base Calculations and in the Class B Borrowing Base Calculations constitutes an Eligible Solar Asset as of the

B-1-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

date hereof and the Excess Concentration Amount Calculation has been computed based on the information known to the Borrower or Facility Administrator as of the date hereof.
Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.
IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	_________________________________
Name:
Title:

B-1-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE I

Class A Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance	$_____________
2. Excess Concentration Amount (see Line 45 of Schedule III)	$_____________
3. Line 1 minus Line 2	$_____________
4. Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in Line 3 times 70.00%	$_____________
5. Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in Line 3 times 63.00%	$_____________
6. Substantial Stage Solar Assets included in Line 3 times (x) during the Borrowing Base Step-up Period, 61.25% and (y) at all times after the Borrowing Base Step-up Period, 52.50%	$_____________
7. Line 4 plus Line 5 plus Line 6 (the “Class A Borrowing Base”)	$_____________
8. The Class A Aggregate Commitment	87,500,00
9. The lesser of Line 7 or Line 8	$_____________

B-1-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II
Class B Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance	$_____________
2. Excess Concentration Amount (see Line 45 of Schedule III)	$_____________
3. Line 1 minus Line 2	$_____________
4. Solar Assets other than Puerto Rico Solar Assets or Substantial Stage Solar Assets included in Line 3 times 10.00%	$_____________
5. Puerto Rico Solar Assets other than Substantial Stage Solar Assets included in Line 3 times 9.00%	$_____________
6. Substantial Stage Solar Assets included in Line 3 times (x) during the Borrowing Base Step-up Period, 8.75% and (y) at all times after the Borrowing Base Step-up Period, 7.50%	$_____________
7. Line 4 plus Line 5 plus Line 6 (the “Class B Borrowing Base”)	$_____________
8. The Class B Aggregate Commitment	$12,500,000
9. The lesser of Line 7 or Line 8	$_____________

B-1-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE III
Excess Concentration Amount Calculation

1. Aggregate Discounted Solar Asset Balance	$_____________
2. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer had a FICO score of less than [***] at the time of origination	$_____________
3. Line 1 times 35.0%	$_____________
4. Line 2 minus 3 (enter $0 if less than $0)	$_____________

5. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer had a FICO score of less than [***] at the time of origination	$_____________
6. Line 1 times 28.0%	$_____________
7. Line 5 minus Line 6 (enter $0 if less than $0)	$_____________

8.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in the state in the United States with the highest concentration of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
9. Line 1 times 50.0%	$_____________
10. Line 8 minus Line 9 (enter $0 if less than $0)	$_____________

11.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in any one of the two states in the United States with either the highest or the second highest concentrations of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
12. Line 1 times 75.0%	$_____________
13. Line 11 minus Line 12 (enter $0 if less than $0)	$_____________

14.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer reside in any one of the three states in the United States with either the highest, second highest or third highest concentrations of Host Customers measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate Discounted Solar Asset Balance
$_____________
15. Line 1 times 85.0%	$_____________
16. Line 14 minus Line 15 (enter $0 if less than $0)	$_____________

B-1-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

17.    The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of Puerto Rico, Guam or the Northern Mariana Islands at the time of origination
$_____________
18. Line 1 times 20.0%	$_____________
19. Line 17 minus Line 18 (enter $0 if less than $0)	$_____________
20. [Reserved]	$_____________
21. [Reserved]	$_____________
22. [Reserved]	$_____________
23. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of Guam at the time of origination	$_____________
24. Line 1 times 7.5%	$_____________
25. Line 23 minus Line 24 (enter $0 if less than $0)	$_____________
26. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets in which the related Host Customer was a resident of the Northern Mariana Islands at the time of origination	$_____________
27. Line 1 times 1.5%	$_____________
28. Line 26 minus Line 27 (enter $0 if less than $0)	$_____________
29. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets with Credit Card Receivables	$_____________
30. Line 1 times 2.5%	$_____________
31. Line 29 minus Line 30 (enter $0 if less than $0)	$_____________
32. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Final Stage Solar Assets	$_____________
33. Line 1 times 20.0%	$_____________
34. Line 32 minus Line 33 (enter $0 if less than $0)	$_____________
35. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Substantial Stage Solar Assets	$_____________
36. Line 1 times 20.0%	$_____________
37. Line 35 minus Line 36 (enter $0 if less than $0)	$_____________
38. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets that are Final Stage Solar Assets or Substantial Stage Solar Assets	$_____________
39. Line 1 times 35.0%	$_____________
40. Line 38 minus Line 39 (enter $0 if less than $0)	$_____________
41. The aggregate portion of the Discounted Solar Asset Balance of all Eligible Solar Assets for which the related PV System includes an Energy Storage System	$_____________
42. Line 1 times 50.0%	$_____________
43. Line 41 minus Line 42 (enter $0 if less than $0)	$_____________

B-1-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

44.    The aggregate Discounted Solar Asset Balance of all Eligible Solar Assets relating to any one Host Customer which exceeds the lesser of (i) one percent (1.00%) the Maximum Facility Amount and (ii) the U.S. Dollar equivalent of 1.5 million Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination)
$_____________
45.    The sum of Line 4 plus Line 7 plus Line 10 plus Line 13 plus Line 16 plus Line 19 plus Line 22 plus Line 25 plus Line 28 plus Line 31 [plus Line 34 plus Line 37] plus Line 40 plus Line 43 plus Line 44 (the “Excess Concentration Amount”)
$_____________

B-1-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B‑2
FORM OF NOTICE OF BORROWING
__________ ___, 20__

To:    Credit Suisse AG, New York Branch, as Administrative Agent Class A Funding Agent and Class B Funding Agent
11 Madison Avenue, 3rd Floor
New York, NY 10010
Attention:    Patrick Duggan
    Patrick Hart
Wells Fargo Bank, National Association, as Paying Agent
600 S. 4th Street, MAC N9300-061
Minneapolis, MN 55479
Attention: Corporate Trust Services – Asset Backed Administration,
E-mail: ctsabsservicer@wellsfargo.com
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
A: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class A Lenders provide Class A Advances based on the following criteria:
1.    Aggregate principal amount of Class A Advances requested: $[____________]
2.    Allocated amount of such Class A Advances to be paid by the Class A Lenders in each Class A Lender Group:
CS Lender Group    $[________________]
[_____________]    $___________________

B-2-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

3.    $_______________ should be transferred to the Liquidity Reserve Account
4.    $_______________ should be transferred to the Supplemental Reserve Account
Account(s) to which Class A Funding Agents should wire the balance of the requested funds:
Bank Name: [_________________]
ABA No.: [_________________]
Account Name: [_________________]
Account No.: [_________________]
Reference: [_________________]
5.    Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with these Class A Advances and a related Schedule of Solar Assets.
B: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class B Lenders provide Class B Advances based on the following criteria:
1.    Aggregate principal amount of Class B Advances requested: $[____________]
2.    Allocated amount of such Class B Advances to be paid by the Class B Lenders in each Class B Lender Group:
CS Lender Group    $[________________]
[_____________]    $___________________
3.    $_______________ should be transferred to the Liquidity Reserve Account
4.    $_______________ should be transferred to the Supplemental Reserve Account
Account(s) to which Class B Funding Agents should wire the balance of the requested funds:
Bank Name: [_________________]
ABA No.: [_________________]
Account Name: [_________________]

B-2-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Account No.: [_________________]
Reference: [_________________]
5.    Attached to this notice as Exhibit B is the Borrowing Base Certificate in connection with these Class B Advances and a related Schedule of Solar Assets.
C: In accordance with Section 3.2 of the Credit Agreement, the Borrower hereby certifies that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom.
Very truly yours,
SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	_________________________________
Name:
Title:

B-2-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT A
Borrowing Base Certificate
[see attached]

B-2-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT B
Borrowing Base Certificate
[see attached]

B-2-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT C
[RESERVED]

C-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-1
FORM OF CLASS A LOAN NOTE
CLASS A LOAN NOTE
Up to $[***]    [●], 2019
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class A Funding Agent, for the benefit of the Class A Lenders in its Class A Lender Group (the “Class A Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [***] DOLLARS ($[***]) or, if less, the aggregate unpaid principal amount of all Class A Advances made by the Class A Lenders in the Class A Loan Note Holder’s Class A Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class A Loan Note Holder, for the benefit of the Class A Lenders in its Class A Lender Group, on the unpaid principal amount of each such Class A Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class A Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.

D-1-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

In the event of any inconsistency between the provisions of this Class A Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS A LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS A LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS A LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS A LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS A LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS A LOAN NOTE.
This Class A Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class A Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

D-1-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

D-1-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class A Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

D-1-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT D-2
FORM OF CLASS B LOAN NOTE
CLASS B LOAN NOTE
Up to $[***]    [●], 2019
New York, New York
Reference is made to that certain Credit Agreement, dated as of September 6, 2019 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, as Facility Administrator, CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
FOR VALUE RECEIVED, the Borrower hereby promises to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class B Funding Agent, for the benefit of the Class B Lenders in its Class B Lender Group (the “Class B Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [***] DOLLARS ($[***]) or, if less, the aggregate unpaid principal amount of all Class B Advances made by the Class B Lenders in the Class B Loan Note Holder’s Class B Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class B Loan Note Holder, for the benefit of the Class B Lenders in its Class B Lender Group, on the unpaid principal amount of each such Class B Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class B Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.

D-2-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

In the event of any inconsistency between the provisions of this Class B Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
THIS CLASS B LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS B LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS B LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS B LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS B LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS B LOAN NOTE.
This Class B Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class B Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

D-2-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]

D-2-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Class B Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:    ____________________________________
Name:
Title:

D-2-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT E

COMMITMENTS

Class A Commitments:
The Class A Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$87,500,000
Class B Commitments:
The Class B Aggregate Commitment
Credit Suisse AG, Cayman Islands Branch	$[***]
Total:	$12,500,000

E-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT F
FORM OF ASSIGNMENT AGREEMENT
This Assignment Agreement (the “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a [Class A][Class B] Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a [Class A][Class B] Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.
1.    Assignor:    ________________________________

2.	Assignee: ________________________________

3.	Administrative Agent: Credit Suisse AG, New York Branch

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.
Credit Agreement:    Credit Agreement, dated as of September 6, 2019, by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company, Sunnova TE Management, LLC, a Delaware limited liability company, Credit Suisse AG, New York Branch, as Administrative Agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent

6.	Assigned Interest:

Assignor	Assignee	Type of Loans Assigned (Class A or Class B)	Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage Assigned of Loans
			$	$	%
[Signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Effective Date: ____________________, 20__
The terms set forth in this Assignment Agreement are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]

By	Name Title
ASSIGNOR
[NAME OF ASSIGNOR]

By	Name Title
Accepted:
CREDIT SUISSE AG, New York Branch,
as Administrative Agent

By	Name Title

By	Name Title
Annex 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AGREEMENT

SECTION 1.	REPRESENTATIONS AND WARRANTIES.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Section 1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower or any other Person of any of their respective obligations under any Transaction Document.
Section 1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a [Class A][Class B]Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.8 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [Class A][Class B]Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [Class A][Class B] Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.

SECTION 2.	PAYMENTS.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

SECTION 3.	GENERAL PROVISIONS.
This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT G
FORM OF SOLAR SERVICE AGREEMENT
[SEE ATTACHED]

G-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT H
FORM OF NOTICE OF DELAYED FUNDING

Sunnova TEP Holdings, LLC
20 Greenway Plaza, Suite 475
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [ ], as a Non-Conduit Lender, hereby notifies the Borrower that it has incurred external costs, fees or expenses directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitments under the Credit Agreement and/or its interests in the Loan Notes.
Sincerely,
[____]
By:
Name:
Title:

I-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT I
DELAYED FUNDING NOTICE
Sunnova TEP Holdings, LLC
20 Greenway Plaza, Suite 475
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Credit Agreement, dated as of September 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [_____], as a Non-Conduit Lender, hereby notifies the Borrower of its intent to fund its amount of the Advance related to the Notice of Borrowing delivered by the Borrower on [_____], on a Business Day that is before [_____], rather than on the date specified in such Notice of Borrowing.
Sincerely,
[____]
By:
Name:
Title:

I-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

EXHIBIT J
UNDERWRITING AND REASSIGNMENT CREDIT POLICY
[SEE ATTACHED]

J-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE I
ELIGIBILITY CRITERIA -
REPRESENTATIONS AND WARRANTIES AS TO SOLAR ASSETS

1.
Accuracy of Schedule of Solar Assets. Each entry with respect to the Solar Asset set forth on the Schedule of Solar Assets is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading, including, if such Solar Asset is a Substantial Stage Solar Asset, the amount disbursed to channel partners for services rendered in respect of Substantial Stage Solar Asset.

2.
Form of Solar Service Agreement. The related Solar Service Agreement is substantially in the form of one of the Parent’s standard forms of Solar Service Agreement attached as Exhibit G to this Agreement (as such Exhibit may be modified after the Closing Date in accordance with Section 5.1(X) of the Agreement). The related Solar Service Agreement provides that an Approved Installer has designed, procured and installed, or will design, procure and install, a PV System at the property specified in such Solar Service Agreement and the Host Customer agrees to purchase electric energy produced by such PV System or lease such PV System. At the time of installation, such Approved Installer was properly licensed and had the required expertise to design, procure and install the related PV System.

3.
Modifications to Solar Service Agreement. The terms of the related Solar Service Agreement have not been amended, waived, extended, or modified in any manner inconsistent with the Customer Collection Policy.

4.
Host Customer Payments in U.S. Dollars. The related Host Customer is obligated per the terms of the related Solar Service Agreement to make payments in U.S. dollars to the owner of the related Solar Service Agreement or its designee.

5.	Host Customer FICO Score. As of the date of the Solar Service Agreement, the related Host Customer has a FICO of at least [***].

6.
Weighted Average FICO Score. After giving effect to the Solar Asset’s inclusion in the Collateral, the weighted average FICO score (determined as of the dates of the related Solar Service Agreements) for Eligible Solar Assets will be at least [***].

7.
Absolute and Unconditional Obligation. The related Solar Service Agreement is by its terms an absolute and unconditional obligation of the Host Customer to pay for electricity generated and delivered or that will be generated and delivered by the related PV System to such Host Customer after the related PV System has received Permission to Operate, and the payment obligations under the related Solar Service Agreement do not provide for offset

Schedule I-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

for any reason, including without limitation non‑payment or non‑performance by the Parent or any assignee thereof under any Customer Warranty Agreement or Performance Guaranty.

8.
Non‑cancelable; Prepayable. The related Solar Service Agreement is non‑cancelable and prepayable by the Host Customer, if at all, only with a mandatory prepayment amount equal to or greater than an amount determined by the discounting of all remaining projected Host Customer Payments at a pre‑determined discount rate of not more than 6% per annum.

9
Freely Assignable. (a) Ownership of the related PV System is freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such PV System may be granted by SAP, without the consent of any Person, except any such consent as has already been obtained.

(b) The related Solar Service Agreement and the rights with respect to the related Solar Assets (other than the PV System) are freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such Solar Assets may be granted by SAP, without the consent of any Person, except any such consent as has already been obtained.

10.
Legal Compliance. The origination of the related Solar Service Agreement and related PV Systems, as installed, was in compliance (or in the case of a Substantial Stage Solar Asset, will be in compliance) in all material respects with respect to the applicable federal, state and local laws and regulations including those relating to usury, truth‑in‑lending, consumer credit protection and disclosure laws at the time such Solar Service Agreement was originated or such PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed), as applicable.

11.
Legal, Valid and Binding Agreement. The related Solar Service Agreement is the legal, valid and binding payment obligation of the related Host Customer, enforceable against such related Host Customer in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

12.
No Delinquencies, Defaults or Terminations. The related Solar Service Agreement is not a Delinquent Solar Asset or a Defaulted Solar Asset and the related PV System is not a Terminated Solar Asset. Furthermore, the Host Customer associated with the related Solar Service Agreement is not a Host Customer for any other Solar Service Agreement that was

Schedule I-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

originated, acquired and/or serviced by the Parent or any Affiliate thereof that would meet the definition of either Delinquent Solar Asset or Defaulted Solar Asset.

13.
Minimum Payments Made. (i) Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, either a minimum of one payment due under the related Solar Service Agreement has been made or the related Host Customer’s first payment under the related Solar Service Agreement has not been made because such payment is not yet due but such payment is due in the calendar month no later than the first full calendar month immediately following the later of (a) the related Transfer Date or (b) the date that such Solar Asset receives Permission to Operate and (ii) solely in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, the related Host Customer’s first payment under the related Solar Service Agreement has not been made because such payment is not yet due but such payment is due in the calendar month that is no later than one hundred twenty (120) days after the Transfer Date with respect to such Substantial Stage Solar Asset or Final Stage Solar Asset or no later than thirty (30) days after such Transfer Date.

14.	PV System and Solar Service Agreement Status. The related PV System has not been turned off due to a Host Customer delinquency under the Solar Service Agreement.

15.
Affiliate Host Customers. Solar Service Agreements comprising no more than 0.25% of the Aggregate Discounted Solar Asset Balance as of the Closing Date (with respect to the Initial Solar Assets) and as of the most recent Transfer Date (as to all Eligible Solar Assets then owned by a Financing Fund or SAP) are related to Host Customers that are Persons who are employees of the Parent, the Borrower or any of their respective Affiliates.

16.
No Adverse Selection. No selection procedures reasonably believed by the Parent or Borrower to be adverse to the Lenders were utilized in selecting such Solar Asset and the related Solar Service Agreement from among the Eligible Solar Assets directly owned by the Parent or its Affiliates.

17.
Full Force and Effect. The related Solar Service Agreement is in full force and effect in accordance with its respective terms, except as may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

18.
Ordinary Course of Business. The related Solar Service Agreement relates to the sale of power from or the leasing of a PV System, and such Solar Service Agreement was originated or acquired consistent with the ordinary course of business of the Parent.

Schedule I-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

19.
PV System. Except in the case of a Substantial Stage Solar Asset, the related PV System was properly delivered to and installed for the related Host Customer in good repair, without defects and in satisfactory order. Except in the case of a Substantial Stage Solar Asset, the related Host Customer has accepted the related PV System, and no related Host Customer has notified the Parent or any Affiliate thereof of any existing defects therein which is not in the process of being investigated, addressed or repaired by the Parent or any Affiliate thereof. Except in the case of a Substantial Stage Solar Asset, the Solar Photovoltaic Panels, Inverters and Energy Storage Systems with respect to the related PV System were manufactured by an Approved Vendor at the time of installation.

20.	No Defenses Asserted. The related Solar Service Agreement has not been satisfied, subordinated or rescinded and no lawsuit is pending with respect to such related Solar Service Agreement.

21.
Insurance. With respect to the related PV System (other than if such PV System is related to a Substantial Stage Solar Asset), the Parent has obtained and does maintain insurance in amounts and coverage consistent with the Parent’s policies. The Parent’s policies in respect of amounts, coverage and monitoring compliance thereof are consistent with insurance broker recommendations based on probable maximum loss projections and with the Parent’s historic loss experience, taking into account what is commercially reasonable and available in the market on commercially reasonable terms. All such required insurance is in full force and effect.

22.
Taxes and Governmental Charges. The transfer, assignment and the pledge of the Collateral by the Borrower and SAP pursuant to the Security Agreement and the Pledge Agreement is not subject to and will not result in any Tax payable by the Borrower to any federal, state or local government except as has been paid or provided for. No Tax is owed in connection with any period prior to the applicable Cut-Off Date or with respect to the sale, contribution or assignment of Conveyed Property by the applicable Assignor to the Seller, by the Seller to the Borrower or by the Borrower to SAP, except as has been paid or provided for.

23.
Governing Law of Solar Service Agreement. The related Solar Service Agreement is governed by the laws of a state or territory of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer, pledge or assignment of the related Solar Service Agreement under any of the Transaction Documents, including any exchange for refund in accordance with the Transaction Documents.

Schedule I-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

24.
No Unpaid Fees. Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, there are no unpaid fees owed to third parties relating to the origination of the related Solar Service Agreement and installation of the related PV System.

25.
Payment Terms of Solar Service Agreement. The related Solar Service Agreement provides that the Host Customer thereunder is required to make periodic Host Customer Payments, which are due and payable on a monthly basis, during the term of the related Solar Service Agreement.

26.	PBI Payments.

a.
All applications, forms and other filings required to be submitted in connection with the procurement of PBI Payments have been properly made in all material respects under applicable law, rules and regulations and the related PBI Obligor has provided a written reservation approval (which may be in the form of electronic mail from the related PBI Obligor) for the payment of PBI Payments.

b.
All conditions to the payment of PBI Payments by the related PBI Obligor (including but not limited to the size of the PV Systems, final site visits, provision of data, installation of metering, proof of project completion, production data and execution and delivery of final forms and related agreements (including all applications, forms and other filings and any written reservation approvals, Interconnection Agreements and REC purchase agreements, if required, each, a “Performance Based Incentive Agreement”)) have been satisfied or approved, as applicable, and the PBI Obligor’s payment obligation is an absolute and unconditional obligation of the PBI Obligor that is not, by the terms of the related Performance Based Incentive Agreement, subject to offset for any reason.

c.
Copies of all PBI Documents and the Performance Based Incentive Agreement, if any, for PBI Payments have been delivered to the Verification Agent as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).

d.
To the extent the rights to receive PBI Payments and the related Performance Based Incentive Agreement, if any, are not freely assignable without the consent of the related PBI Obligor, or if consent or notice to any Person is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset). The PBI Payments are not subject to any

Schedule I-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the PBI Payments within the regulations set forth with respect to such PBI Payments. Immediately prior to the transfer of the rights to the PBI Payments and the related Performance Based Incentive Agreement, if any, to a Financing Fund or the Borrower, TEP Developer or the Seller, as applicable, had full legal and equitable title to such rights, free and clear of all Liens except for Permitted Liens and a Financing Fund or SAP, as applicable, acquired full legal and equitable title to such PBI Payments and the related Performance Based Incentive Agreement, free and clear of all Liens, except for Permitted Liens or Permitted Equity Liens. To the extent that notice is required, upon completion of the assignment of a Performance Based Incentive Agreement to a Financing Fund or SAP, as applicable, the Parent or an affiliate thereof delivered notice to the PBI Obligor indicating that such Financing Fund or SAP, as applicable, is the owner of the related PV System and the payee of the PBI Payment.

e.
If a Performance Based Incentive Agreement is required by the laws, rules or regulations governing the obligations of the PBI Obligor to pay the PBI Payments, such Performance Based Incentive Agreement is, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the PBI Obligor, enforceable against such PBI Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).

f.
The transfer, assignment and pledge of the rights to the PBI Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.

27.
Host Customer. The related Solar Services Agreement was either originated or acquired by the Parent in the ordinary course of business and in accordance with its Underwriting and Reassignment Credit Policy.

28.
Warranties. All Manufacturer Warranties relating to the related Solar Service Agreement and the related PV System are in full force and effect and can be enforced by a Financing Fund, SAP or the Manager (other than with respect to those Manufacturer Warranties that are no longer being honored by the relevant manufacturer with respect to all customers generally, and except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights

Schedule I-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).

29.	True Lease. The related Solar Service Agreement in the form of a Lease Agreement is a “true” lease, as defined in Article 2‑A of the UCC.

30.
UCC. The related Solar Service Agreement and rights to PBI Payments constitute “general intangibles”, “accounts” or “chattel paper” within the meaning of the applicable UCC and no paper originals with respect to any “chattel paper” or single authoritative copy with respect to “electronic chattel paper” exists. The PV Systems constitute “Equipment” within the meaning of the applicable UCC. Upon the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions, the Administrative Agent will have a first priority perfected security interest in and to the Solar Service Agreements, the rights to PBI Payments and the PV Systems, subject to Permitted Liens and in each case related solely to the SAP Solar Assets.

31.
Fixture Filing. The terms of the related Solar Service Agreement provide that the parties thereto agree that the related PV System is not a fixture. The Parent or an Affiliate thereof has filed (or in the case of a Substantial Stage Solar Asset, will file) a protective UCC fixture filing or, with respect to Guam, its jurisdictional equivalent, in respect of the related PV System; provided, that (i) certain of such UCC fixture filings or such equivalent filings have been temporarily released in order to assist the applicable Host Customer in a pending refinancing of such Host Customer’s mortgage loan or sale of the related property and (ii) as a result, such UCC fixture filings or equivalent filings may not have been filed or maintained in a manner that would provide priority under the UCC over a conflicting interest of an encumbrancer or owner of the real property subject to such UCC fixture filing or equivalent filing.

32.	Host Customer Residency. The related Host Customer is a resident of one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory.

33.
PV System. The related PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed) on a single‑family residential property and one or more of the Host Customers (i) that is an individual that is not deceased and is not a governmental entity, a business, a corporation, institution or other legal entity (a "natural person"); provided, that 5.00% of the Aggregate Discounted Solar Asset Balance may relate to Host Customers that are a limited liability company, corporation, trust, partnership or other legal entity if (A) the Parent has determined that the controlling member of the limited liability company, controlling stockholder of the corporation, trustee of the trust, general partner of the

Schedule I-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

partnership or other equivalent controlling person the legal entity is a natural person and (B) the Parent has performed the same underwriting process in connection with such natural person as it applies to Host Customers that are natural persons; (ii) that voluntarily entered into such Solar Service Agreement and not as a result of fraud or identity theft, and (iii) who owns the real property on which the PV System is installed in one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory; provided that in the case where the Host Customer is a natural person, the residence may be owned by a limited liability company, corporation, trust, partnership or other legal entity for which the Parent has determined that the Host Customer is the controlling member, controlling stockholder, trustee, general partner or other equivalent controlling person). No related Host Customer has notified the Parent or any Affiliate thereof of any damage or other casualty affecting the PV system or home and neither the Parent nor any Affiliate thereof is aware of any other event that has occurred, in each case, that would affect the value or performance of the Solar Asset or the PV System. All parts and materials furnished in connection with the related PV System which are material to the solar energy production performance of such PV System, including but not limited to the Solar Photovoltaic Panels and Inverters, are (or in the case of a Substantial Stage Solar Asset, will be) newly manufactured with a manufacturer date no more than 12 months prior to the date the Solar Asset was originated.

34.
Hedged SRECs. With respect to all Solar Assets for which the related Host Customer is a resident of either New Jersey or Massachusetts, as of the date that is 120 days from the Closing Date, the Projected SREC Hedge Ratio determined for the SREC Years 2019, 2020, 2021 and 2022 does not exceed 85%.

35.	Maximum Solar Asset Tenor. The original term to maturity of the Solar Asset does not exceed 300 months.

36.
Host Customer Solvency: (i) The Host Customer is not a debtor in a bankruptcy case as of the Closing Date (in the case of the Initial Solar Assets) or the related Transfer Date (in the case of Additional Solar Assets), and (ii) the Host Customer has not commenced any litigation or asserted any claim in writing challenging the validity or enforceability of the related Solar Service Agreement.

37.
No Impairment. Neither the Parent nor any of its Affiliates has done anything to impair the rights of the Borrower, the Administrative Agent or the Lenders in the Collateral or payments with respect thereto.

Schedule I-8

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

38.
Ownership. A Financing Fund or SAP, as applicable, has full legal and equitable title to the related PV System and related Solar Service Agreement, in each case free and clear of all Liens except for Permitted Liens and Permitted Equity Liens.

39.
Final Stage Solar Asset. If such Solar Asset is a Final Stage Solar Asset, such Solar Asset will not be a Final Stage Solar Asset for more than 150 days since the date such Solar Asset first constituted a Final Stage Solar Asset.

40.
Substantial Stage Solar Asset. If such Solar Asset is a Substantial Stage Solar Asset, (i) such Solar Asset will not be a Substantial Stage Solar Asset for more than 90 days (or 120 days if the related Host Customer is located in the East Region) since the Parent or an Affiliate thereof has issued a “notice to proceed” confirming the related Host Customer signed the related Solar Service Agreement, a channel partner submitted a final design proposal and such proposal was approved by the Parent or an Affiliate thereof and (ii) the related Host Customer has not cancelled the installation of the Solar Asset notwithstanding receipt of the related “notice to proceed.”

41.
Puerto Rico Solar Asset. If such Solar Asset is a Puerto Rico Solar Asset, the related PV System relies on one or more Energy Storage Systems and does not rely on the operation of the utility grid in order to operate.

42.	Hedged SREC Payments.

a.
All applications, forms and other filings required to be submitted in connection with the procurement of Hedged SREC Payments have been properly made in all material respects under applicable law, rules and regulations and the related Eligible Hedged SREC Counterparty has provided a written reservation approval (which may be in the form of electronic mail from the related Eligible Hedged SREC Counterparty) for the payment of Hedged SREC Payments.

b.
All conditions to the payment of Hedged SREC Payments by the related Eligible Hedged SREC Counterparty have been satisfied or approved, as applicable, and the Eligible Hedged SREC Counterparty’s payment obligation is an absolute and unconditional obligation of the Eligible Hedged SREC Counterparty that is not, by the terms of the related Hedged SREC Agreement, subject to offset for any reason.

c.
Copies of all Hedged SREC Agreements with respect to Hedged SREC Payments have been delivered to the Verification Agent as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).

Schedule I-9

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

d.
To the extent that the rights to receive Hedged SREC Payments and the related Hedged SREC Agreement, if any, are not freely assignable without the consent of the Eligible Hedged SREC Counterparty, or if consent of or notice to any Person is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset). The Hedged SREC Payments are not subject to any law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the Hedged SREC Payments within the regulations set forth with respect to such Hedged SREC Payments. Immediately prior to the transfer of the rights to the Hedged SREC Payments and the related Hedged SREC Agreement to the Borrower, TEP Developer had full legal and equitable title to such rights, free and clear of all Liens except for Permitted Liens and the Borrower acquired full legal and equitable title to such Hedged SREC Payments and the related Hedged SREC Agreement, free and clear of all Liens, except for Permitted Liens, Permitted Equity Liens and security interest granted to the Administrative Agent. To the extent notice is required, upon completion of the assignment of a Hedged SREC Agreement to the Borrower, TEP Developer delivered notice to the Eligible Hedged SREC Counterparty indicating that the Borrower is the owner of the related PV System and the payee of the Hedged SREC Payment.

e.
If a Hedged SREC Agreement is required by the laws, rules or regulations governing the obligations of the Eligible Hedged SREC Counterparty to pay the Hedged SREC Payments, such Hedged SREC Agreement is, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the Eligible Hedged SREC Counterparty, enforceable against such Eligible Hedged SREC Counterparty in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).

f.
The transfer, assignment and pledge of the rights to the Hedged SREC Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.

43.
Delivery of Solar Service Agreement. The related Solar Service Agreement and any amendments or modifications have been converted into an electronic (.pdf) form (an “Electronic Copy”) and delivered to the Verification Agent.  The related original (or “authoritative copy” for purposes of the UCC) of the Solar Service Agreement and any amendments or modifications have been destroyed on or before the Closing Date

Schedule I-10

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset) in compliance with the Parent’s document storage policies or, if not destroyed, no other Person has or could obtain possession or control thereof in a manner that would enable such Person to claim priority over the lien of the Administrative Agent.

44.	Financing Funds/SAP.

p.
Each Tax Equity Facility Document to which any Tax Equity Party is a party is a legal, valid and binding obligation of such Tax Equity Party, enforceable against such Tax Equity Party in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity). None of the Tax Equity Facility Documents to which a Tax Equity Party is a party has been amended or modified since the effective date of such Tax Equity Facility Documents other than as set forth on Schedule VIII. No Tax Equity Party is party to any material contract, agreement or other undertaking except the Tax Equity Facility Documents and any other contract, agreement or undertaking previously disclosed in writing to the Administrative Agent.

q.
All Tax Equity Facility Documents are in full force and effect and no material breach, default or event of default has occurred and is continuing thereunder or in connection therewith, except in either case to the extent that such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the PV Systems owned by a Financing Fund or the PV Systems owned by SAP or on the legality, validity or enforceability of the Tax Equity Facility Documents.

r.
None of the Managing Members, the Financing Funds or SAP has any indebtedness or other obligations or liabilities, direct or contingent other than as permitted under the Transaction Documents. The Managing Members have full legal and equitable title to the Managing Member Interests free and clear of all Liens.

s.	No loan to the Managing Members, the Financing Funds or SAP made or indebtedness incurred prior to the related Closing Date remains outstanding.

t.	Each of the Managing Members and SAP is a limited liability company that is disregarded for federal income tax purposes.

Schedule I-11

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

u.	None of the Managing Members, the Financing Funds or SAP is in breach or default under or with respect to any contractual obligation.

v.	None of the Managing Members, the Financing Funds or SAP has conducted any business other than the business contemplated by the Tax Equity Facility Documents.

w.
No event has occurred under the Tax Equity Facility Documents that would allow a Tax Equity Investor or another member to remove, or give notice of removal of, the related Managing Member, nor has a Managing Member given or received notice of an action, claim or threat of removal.

x.
No event or circumstance occurred and is continuing that has resulted or would reasonably be expected result in or trigger any limitation, reduction, suspension or other restriction of the Managing Member Distributions.

y.
There are no actions, suits, proceedings, claims or disputes pending or, to the Borrower’s knowledge, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against a Financing Fund, SAP or a Managing Member, or against any of their properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the Solar Assets or on the legality, validity or enforceability of any of the Transaction Documents or any of the Tax Equity Facility Documents.

z.
No notice or action challenging the tax structure, tax basis validity, tax characterization or tax-related legal compliance of the Tax Equity Facility or the tax benefits associated with the Tax Equity Facility is ongoing or has been resolved in a manner adverse to the Tax Equity Facility or a Managing Member, in each case, that would reasonably be expected to have a material adverse effect on the Tax Equity Facility or a Managing Member.

aa.
The only holders of equity interests in the Financing Funds are the Managing Members and Tax Equity Investors and other than the Purchase Options there are no outstanding obligations of the Managing Members or a Tax Equity Investor to repurchase, redeem, or otherwise acquire any membership or other equity interests in the Managing Members and a Tax Equity Investor, as applicable, or to make payments to any person, such as “phantom stock” payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Managing Members and a Tax Equity Investor, as applicable. The class or classes

Schedule I-12

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

of membership interests that a Financing Fund is authorized to issue and has issued are expressly set forth in its Financing Fund LLCA.

ab.
Each of the Financing Funds and SAP has filed, or has caused to be filed with the appropriate tax authority, all federal, state and local tax returns that it is required to file and has paid or has caused to be paid all taxes it is required to pay to the extent due; provided, however, that each of the Financing Funds and SAP may contest in good faith any such taxes and, in such event, may permit the taxes so contested to remain unpaid during any period, including appeals, when the Financing Funds and SAP, as applicable, are in good faith contesting the same, so long as such contest is pursued in accordance with the requirements of each applicable Tax Equity Facility Document. There is no action, suit, proceeding, investigation, audit or claim now pending by a taxing authority regarding any taxes relating to the Financing Funds or SAP that could, if made, individually or in the aggregate have a Material Adverse Effect.

ac.
The Borrower has delivered to the Administrative Agent the most recent financial statements (including the notes thereto) prepared in respect of the Financing Funds and SAP pursuant to the requirements of the Tax Equity Facility Documents, and such financial statements (if any) (a) fairly present in all material respects the financial condition of the Financing Funds and SAP, as applicable, as of the date thereof and (b) have been prepared in accordance with the requirements of Tax Equity Facility Documents. Such financial statements and notes thereto disclose all direct or contingent material liabilities of the Financing Funds and SAP as of the dates thereof, including liabilities for taxes, material commitments and debt.

ad.	The Financing Funds or SAP, as applicable, is party to each Solar Service Agreement in respect of each PV System owned by it.

45.
Savings Product. If such Solar Asset is a Host Customer Solar Asset, the related Solar Service Agreement is a "savings product" (as such term is defined in the Underwriting and Reassignment Credit Policy).

Schedule I-13

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II
THE COLLECTION ACCOUNT, THE SUPPLEMENTAL RESERVE ACCOUNT, THE LIQUIDITY RESERVE ACCOUNT, THE SAP REVENUE ACCOUNT, THE TAKEOUT TRANSACTION ACCOUNT~~,~~ AND THE BORROWER’S ACCOUNT ~~AND THE TEP COLLATERAL ACCOUNT~~

Collection Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Supplemental Reserve Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Liquidity Reserve Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Acct:    [***]
Account Name:    [***]
FFC:    [***]
SAP Revenue Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
FFC:    [***]
Takeout Transaction Account
Bank Name:    Wells Fargo Bank, N.A.
ABA No.:    [***]
Account No.:    [***]

Schedule II-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Account Name:    [***]
FFC:    [***]
Borrower’s Account
Bank Name:    Texas Capital Bank
ABA No.:    [***]
Account No.:    [***]
Account Name:    [***]
Reference:    [***]
~~TEP Collateral Account~~

Schedule II-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE III
[RESERVED]

Schedule III-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE IV
SCHEDULED HEDGED SREC PAYMENTS
[On file with the Administrative Agent]

Schedule IV-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE V
SCHEDULED HOST CUSTOMER PAYMENTS
[On file with the Administrative Agent]

Schedule V-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VI

SCHEDULED PBI PAYMENTS
[On file with the Administrative Agent]

Schedule VI-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VII
SCHEDULED MANAGING MEMBER DISTRIBUTIONS
[On file with the Administrative Agent]

Schedule VII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VIII

TAX EQUITY DEFINITIONS
Financing Funds

3.	Sunnova TEP IV-A, LLC, a Delaware limited liability company (“TEP IV-A”)

4.	Sunnova TEP IV-B, LLC, a Delaware limited liability company (“TEP IV-B”)
Financing Fund LLCAs

3.
With respect to TEP IV-A, the Amended and Restated Limited Liability Company Agreement, dated as of August 16, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-A LLCA”)

4.
With respect to TEP IV-B, the Amended and Restated Limited Liability Company Agreement, dated as of December 31, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-B LLCA”)

Management Agreements

3.	Management Agreement, dated as of August 16, 2019, by and between the Manager and TEP IV-A (“TEP IV-A Management Agreement”)

4.	Management Agreement, dated as of December 31, 2019, by and between the Manager and TEP IV-B (“TEP IV-B Management Agreement”)
Managers

2.	Sunnova TE Management, LLC, a Delaware limited liability company
Managing Members

3.	Sunnova TEP IV-A Manager, LLC, a Delaware limited liability company

4.	Sunnova TEP IV-B Manager, LLC, a Delaware limited liability company
Managing Member Interests

5.	The Class B Interest in TEP IV-A

6.	To the extent the TEP IV-A Purchase Option is exercised, the Class A Interest in TEP IV-A

7.	The Class B Interest in TEP IV-B

8.	To the extent the TEP IV-B Purchase Option is exercised, the Class A Interest in TEP IV-B
Master Purchase Agreements

3.	Master Purchase Agreement, dated as of August 16, 2019, between Sunnova TEP Developer, LLC and TEP IV-A (“TEP IV-A MPA”)

4.	Development and Purchase Agreement, dated as of December 31, 2019, by and between Sunnova TEP Developer, LLC and TEP IV-B (“TEP IV-B DPA”)
Purchase Options

3.	“TEP IV-A Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-A

4.	“TEP IV-B Purchase Option” means the right of the applicable Managing Member to purchase the related Tax Equity Investor’s interest in TEP IV-B

Schedule VIII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Servicing Agreements

3.	Servicing Agreement, dated as of August 16, 2019, by and among the Manager, TEP IV-A and GreatAmerica Portfolio Services Group LLC (“TEP IV-A Servicing Agreement”)

4.	Servicing Agreement, dated as of December 31, 2019, by and among the Manager, TEP IV-B and GreatAmerica Portfolio Services Group LLC (“TEP IV-B Servicing Agreement”)
Tax Equity Financing Documents
TEP IV-A

7.	Guaranty, dated as of August 16, 2019, by Parent for the benefit of the applicable Tax Equity Investor

8.	TEP IV-A Management Agreement

9.	TEP IV-A Servicing Agreement

10.	TEP IV-A MPA

11.	TEP IV-A LLCA

12.	Deposit Account Control Agreement, dated as of August 16, 2019, by and between TEP IV-A, the applicable Tax Equity Investor, and Texas Capital Bank, N.A., a national banking association
TEP IV-B

7.	Guaranty, dated as of December 31, 2019, by Parent for the benefit of the applicable Tax Equity Investor

8.	TEP IV-B Management Agreement

9.	TEP IV-B Servicing Agreement

10.	TEP IV-B DPA

11.	TEP IV-B LLCA

12.	Blocked Account Control Agreement, dated as of December 31, 2019, by and among TEP IV-B, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association
Tax Equity Investors

3.	With respect to TEP IV-A, JPM Capital Corporation, a Delaware corporation
With respect to TEP IV-B, BAL Investment & Advisory, Inc., a Delaware corporation

Schedule VIII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE IX
SAP FINANCING DOCUMENTS

2.	Management Agreement, dated as of September 6, 2019, by and between Manager and SAP.
Servicing Agreement, dated as of September 6, 2019, by and among GreatAmerica Portfolio Services Group LLC, Manager and SAP.

Schedule IX-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE X
SAP NTP FINANCING DOCUMENTS

2.	Master Distribution Agreement, dated as of December 31, 2019, by and among SAP, Borrower, TEP Resources and Seller.

Schedule VIII-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.